UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21777

John Hancock Funds III
(Exact name of registrant as specified in charter)

601 Congress Street, Boston, Massachusetts 02210
(Address of principal executive offices) (Zip code)

Salvatore Schiavone

Treasurer

601 Congress Street

Boston, Massachusetts 02210

(Name and address of agent for service)

Registrant's telephone number, including area code: 617-663-4497

Date of fiscal year end:	March 31

Date of reporting period:	September 30, 2014

ITEM 1. REPORTS TO STOCKHOLDERS.

John Hancock

Select Growth Fund(Formerly known as John Hancock Rainier Growth Fund)
Semiannual report 9/30/14

A message to shareholders

Dear fellow shareholder,

The economic expansion that began in 2009 continues, with moderate GDP growth in the United States and the unemployment rate down considerably from its peak. However, the scene outside the United States had become decidedly less robust by the end of September. China's economy, a key driver of global demand, was slowing, Japan's GDP contracted in the second quarter, and the International Monetary Fund warned of another eurozone recession unless more is done to stimulate economic growth there. Meanwhile, bond markets around the world have turned in positive performance as investors pursue yield where they can find it, and the risks of rising interest rates and central bank tightening have been pushed out further into the future.

In the absence of pronounced market dislocations, we believe investors are well served by sticking to a commonsense, diversified approach, one that includes a mix of equities, fixed-income, and alternative strategies that can offer added diversification potential. Although events like those taking place in Ukraine and the Middle East serve as reminders that all market environments carry risk, we believe the biggest risk investors face in today's market is not staying invested.

A new look

I am pleased to introduce you to our redesigned shareholder reports. As part of an effort to elevate the educational substance in our communications, we undertook an effort to make our reports more engaging and easier to navigate. Included in the changes are a performance snapshot that shows your fund's performance against that of its benchmark, and a Q&A with your fund's lead portfolio manager. We hope these enhancements give you better insight into your fund's activity and performance.

On behalf of everyone at John Hancock Investments, I'd like to take this opportunity to thank you for the continued trust you've placed in us.

Sincerely,

Andrew G. Arnott
President and Chief Executive Officer
John Hancock Investments

This commentary reflects the CEO's views as of September 30, 2014. They are subject to change at any time. For more up-to-date information, you can visit our website at jhinvestments.com.

John Hancock
Select Growth Fund

2	Your fund at a glance
4	Discussion of fund performance
8	A look at performance
10	Your expenses
12	Fund's investments
15	Financial statements
19	Financial highlights
32	Notes to financial statements
41	Continuation of investment advisory and subadvisory agreements
50	More information

1

Your fund at a glance

INVESTMENT OBJECTIVE

The fund seeks maximum long-term capital appreciation.

AVERAGE ANNUAL TOTAL RETURNS AS OF 9/30/14 (%)

See page 8 for more complete performance information.

On 4-25-08, through a reorganization, the fund acquired all of the assets of Rainier Large Cap Growth Equity Portfolio (the predecessor fund). On that date, the predecessor fund's Original shares and Institutional shares were exchanged for Class A and Class I shares, respectively, of John Hancock Select Growth (formerly, Rainier Growth) Fund. Class A shares were first offered on 4-28-08. Class A shares' returns shown above are those of the predecessor fund's Original shares that have been recalculated to reflect the gross fees and expenses of Class A shares.

Russell 1000 Growth Index is an unmanaged index containing those securities in the Russell 1000 Index with a greater-than-average growth orientation. It is not possible to invest directly in an index.

Figures from Morningstar, Inc. include reinvested distributions and do not take into account sales charges. Actual load-adjusted performance is lower.

The past performance shown here reflects reinvested distributions and the beneficial effect of any expense reductions, and does not guarantee future results. Returns for periods shorter than one year are cumulative, and results for other share classes will vary. Shares will fluctuate in value and, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance cited, and can be found at jhinvestments.com or by calling 800-225-5291. For further information on the fund's objectives, risks, and strategy, see the fund's prospectuses.

2

PERFORMANCE HIGHLIGHTS OVER THE LAST SIX MONTHS

U.S. stocks advanced on robust economic growth

Signs of robust economic growth in the U.S. provided a favorable backdrop for stocks, propelling the broad equity indexes higher.

Fund performance lagged its benchmark

The fund declined for the period, underperforming the positive return of the Russell 1000 Growth Index.

Technology and financials were key detractors

The information technology and financials sectors contributed the most to the fund's underperformance.

PORTFOLIO COMPOSITION AS OF 9/30/14 (%)

A note about risks

Growth stocks may be more susceptible to earnings disappointments. Foreign investing has additional risks, such as currency and market volatility and political and social instability. Large company stocks could fall out of favor. Sector investing is subject to greater risks than the market as a whole. Because the fund may focus on particular sectors of the economy, its performance may depend on the performance of those sectors and investments focused in one sector may fluctuate more widely than investments diversified across sectors. The value of a company's equity securities is subject to changes in the company's financial condition, and overall market and economic conditions. The securities of growth companies are subject to greater price fluctuations than other types of stocks because their market prices tend to place greater emphasis on future earnings expectations. Please see the fund's prospectuses for additional risks.

3

Discussion of fund performance

An interview with Portfolio Manager Ian C. Tabberer, Baillie Gifford

 Ian C. Tabberer
Portfolio Manager
Baillie Gifford

Baillie Gifford & Co. took over management of the fund on April 17, 2014. What is your investment philosophy?

Our investment approach focuses on the best growth companies in America, as defined by a strong and durable competitive position with exceptional corporate management. We maintain a concentrated portfolio of stocks—typically 35 to 45 companies—because we refuse to dilute the portfolio with inferior stocks. We also look at the investment landscape from a global perspective; U.S. companies operate in an increasingly intertwined global market, and to fully understand their prospects, we must examine this broader context.

It's also important to note that we are long-term investors. We evaluate investment opportunities over a three- to five-year time horizon. Patience is our guiding principle as we seek out superior management teams with long-term strategies that will steer businesses successfully through potential upheaval. Sometimes it takes many years for the full benefits of a capital allocation decision to be recognized, both in a company's financial statements and in the stock market's assessment of the business. But it is this long-term view that allows us to differentiate between the random noise of short-term results and the generation of high returns and profit growth that can be compounded over time.

Turning to the six-month period, the fund underperformed its benchmark index. What factors contributed to this underperformance?

One feature of a concentrated portfolio is that each holding has, for better or worse, an outsized impact on the overall performance of the portfolio. Over the last six months, it was for worse, as we found ourselves out of step with the market's short-term view of several portfolio holdings.

One example was First Republic Bank, which is facing higher costs in the near term because its asset base has grown to the point where it will be subject to a higher degree of regulatory scrutiny. To prepare for this, the company's management team made the sensible decision to slow loan growth temporarily. Once First Republic completes this transition, we expect growth to return to normal, and margins should recover as the bank resumes its growth. We view this as a natural progression

4

"We evaluate investment opportunities over a three- to five-year time horizon. Patience is our guiding principle..."
for a successful and growing bank. This development has very little impact on our view of the long-term value creation potential at the bank as the business continues to deliver industry-leading credit performance and double-digit growth in book value per share.

The market also took a dim view of iconic motorcycle manufacturer Harley-Davidson, Inc., which delivered weaker-than-expected results in its most recent quarterly report. We believe the disappointing numbers resulted from abnormally cold weather, supply constraints on its recently launched Street brand, and the absence of a key model for the selling season. However, our confidence in the long-term growth potential at Harley-Davidson is as strong as ever. As supply constraints on the new brand are resolved and the weather normalizes, sales performance should recover. In addition, the company has plans to target new demographics (younger riders) and newer markets (such as India). Harley-Davidson trades at a discount to the broader market, yet grows earnings at a significantly faster rate, so we remain positive on the company's overall prospects.

Another underperformer in the portfolio for the six months was Watsco, Inc., which distributes air conditioning systems and associated parts. Cooler weather had a negative impact on demand for Watsco's products during the period, and the company's earnings suffered as a result. As with Harley-Davidson and First Republic, however, this is a short-term issue, and we continue to expect favorable results for Watsco going forward.

SECTOR COMPOSITION AS OF 9/30/14 (%)

5

"The fund is heavily tilted toward a U.S. economic recovery..."

Let's shift gears and talk about some positive contributors. What holdings added value?

One of our top contributors was WellPoint, Inc., which is the second-largest health insurer in the U.S. We believe the company is well positioned to navigate the rapidly changing healthcare landscape. In particular, we think the combination of its strong brands (Blue Cross/Blue Shield) and cost advantages should allow the company to profitably take market share on the newly formed healthcare exchanges. We have also been impressed by WellPoint's new CEO, who has re-focused the company on underwriting profitability and cost controls. The stock's valuation suggests that the market is pricing in a fairly limited view of future growth potential, but we are much more optimistic about the company's prospects.

Leading tobacco company Altria Group, Inc. was another strong contributor, benefiting from a July price increase across its strong brand portfolio, featuring names such as Marlboro and Copenhagen. Altria and its two main competitors, Lorillard and Reynolds American, control 90% of the U.S. tobacco market, giving Altria oligopolistic pricing power. Altria has also been reducing costs and gaining momentum in the burgeoning e-cigarette market. In fact, Altria has licensed its e-cigarette brands to Philip Morris internationally, which will help the company's long-term growth prospects as its e-cigarette brands gain recognition around the world while generating royalty income.

Oil exploration and production company Apache Corp. also added value during the period as demand for U.S. petroleum products increased. In addition, activist investment firm JANA Partners

TEN LARGEST HOLDINGS AS OF 9/30/14 (%)

WellPoint, Inc.	5.2
Google, Inc., Class A	5.1
First Republic Bank	5.1
Harley-Davidson, Inc.	4.3
Johnson & Johnson	4.3
Fairfax Financial Holdings, Ltd.	4.0
Altria Group, Inc.	3.8
Martin Marietta Materials, Inc.	3.7
Berkshire Hathaway, Inc., Class B	3.6
O'Reilly Automotive, Inc.	3.4
TOTAL	42.5
As a percentage of net assets.
Cash and cash equivalents are not included.

6

acquired a $1 billion stake in the company. After disposing of some assets, Apache has refocused its business on North American oil production, particularly its large holdings in the Permian Basin and Central Region in Texas, where oil production from horizontal drilling techniques has surged. The market reacted positively to the management team's strategy, and we took advantage of the outperformance to reduce the fund's position in the stock.

The fund's largest sector weighting is financials, which is unusual for a growth-oriented portfolio. What's behind this positioning?

Individual stock selection drives our sector positioning, not the other way around. If the portfolio has a significant weighting in a particular sector, it's simply a consequence of where we have found exceptional investment opportunities. The fund currently holds a number of exciting companies in the financials sector, including the aforementioned First Republic Bank, that we believe can meet our growth criteria over the long term.

Similarly, the fund holds underweight positions in the information technology and consumer discretionary sectors, as well as owning no utilities or telecommunication services companies. Once again, this is not by design; it is the result of where we are—and are not—finding attractive growth stocks.

Are there any notable themes in the portfolio?

The fund is heavily tilted toward a U.S. economic recovery—the majority of the revenues generated by portfolio companies are derived from the U.S. We view the tapering of quantitative easing measures by the U.S. Federal Reserve as a sign that the economic recovery is on firm footing, and we expect to see significant tailwinds as banks loosen lending standards.

MANAGED BY

Ian C. Tabberer On the fund since 2014 Investing since 2001

The views expressed in this report are exclusively those of Ian C. Tabberer, Baillie Gifford, and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund's investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

7

A look at performance

TOTAL RETURNS FOR THE PERIOD ENDED SEPTEMBER 30, 2014

Average annual total returns (%) with maximum sales charge				Cumulative total returns (%) with maximum sales charge
	1-year	5-year	10-year	6-month	1-year	5-year	10-year
Class A1	-0.61	10.49	6.40	-8.59	-0.61	64.67	85.90
Class B1	0.29	10.47	5.90	-7.75	0.29	64.53	77.38
Class C1	3.04	10.72	5.89	-4.86	3.04	66.39	77.22
Class I1,2	4.87	12.03	7.30	-3.62	4.87	76.45	102.30
Class R1[1,2]	4.10	11.13	6.29	-3.99	4.10	69.49	84.12
Class R2[1,2]	4.38	10.71	5.65	-3.84	4.38	66.29	73.22
Class R3[1,2]	4.22	11.25	6.41	-3.90	4.22	70.40	86.11
Class R4[1,2]	4.66	11.63	6.75	-3.71	4.66	73.37	92.20
Class R5[1,2]	4.82	11.91	7.04	-3.63	4.82	75.52	97.53
Class R6[1,2]	5.02	12.10	7.35	-3.55	5.02	77.02	103.33
Class T1,2	-0.69	10.35	5.95	-8.60	-0.69	63.65	78.19
Class ADV[1,2]	4.72	11.77	7.04	-3.67	4.72	74.46	97.47
Class NAV[1,2]	5.08	12.15	7.40	-3.54	5.08	77.43	104.24
Index 1†	19.15	16.50	8.94	6.69	19.15	114.64	135.40
Index 2†	19.73	15.70	8.11	6.42	19.73	107.30	118.04

Performance figures assume all distributions have been reinvested. Figures reflect maximum sales charge on Class A and Class T shares of 5%, and the applicable contingent deferred sales charge (CDSC) on Class B and Class C shares. The Class B shares' CDSC declines annually between years 1 to 6 according to the following schedule: 5%, 4%, 3%, 3%, 2%, 1%. No sales charge will be assessed after the sixth year. Class C shares sold within one year of purchase are subject to a 1% CDSC. Sales charges are not applicable to Class I, Class R1, Class R2, Class R3, Class R4, Class R5, Class R6, Class ADV, and Class NAV shares.

The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the fund and may differ from those disclosed in the Financial highlights tables in this report. Had the fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:

	Class A	Class B	Class C	Class I	Class R1	Class R2	Class R3	Class R4	Class R5	Class R6	Class T	Class ADV	Class NAV
Gross (%)	1.18	1.99	2.02	0.93	4.23	15.75	13.14	11.01	12.43	1.09	1.26	1.24	0.77
Net (%)	1.18	1.99	2.02	0.93	1.70	1.45	1.60	1.20	1.00	0.78	1.26	1.14	0.77

Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, the fund's current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800-225-5291 or visit the fund's website at jhinvestments.com.

The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The fund's performance results reflect any applicable fee waivers or expense reductions, without which the expenses increase and results would have been less favorable.

†	Index 1 is the Russell 1000 Growth Index; Index 2 is the S&P 500 Index.

See the following page for footnotes.

8

This chart and table show what happened to a hypothetical $10,000 investment in John Hancock Select Growth Fund for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we've shown the same investment in two separate indexes.

	Start date	With maximum sales charge ($)	Without sales charge ($)	Index 1 ($)	Index 2 ($)
Class B1,3	9-30-04	17,738	17,738	23,540	21,804
Class C1,3	9-30-04	17,722	17,722	23,540	21,804
Class I1,2	9-30-04	20,230	20,230	23,540	21,804
Class R1[1,2]	9-30-04	18,412	18,412	23,540	21,804
Class R2[1,2]	9-30-04	17,322	17,322	23,540	21,804
Class R3[1,2]	9-30-04	18,611	18,611	23,540	21,804
Class R4[1,2]	9-30-04	19,220	19,220	23,540	21,804
Class R5[1,2]	9-30-04	19,753	19,753	23,540	21,804
Class R6[1,2]	9-30-04	20,333	20,333	23,540	21,804
Class T1,2	9-30-04	17,819	18,751	23,540	21,804
Class ADV[1,2]	9-30-04	19,747	19,747	23,540	21,804
Class NAV[1,2]	9-30-04	20,424	20,424	23,540	21,804

Russell 1000 Growth Index is an unmanaged index containing those securities in the Russell 1000 Index with a greater-than-average growth orientation.

S&P 500 Index is an unmanaged index that includes 500 widely traded common stocks.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would have resulted in lower values.

Footnotes related to performance pages

1	On 4-25-08, through a reorganization, the fund acquired all of the assets of Rainier Large Cap Growth Equity Portfolio (the predecessor fund). On that date, the predecessor fund's Original shares and Institutional shares were exchanged for Class A and Class I shares, respectively, of John Hancock Select Growth (formerly, Rainier Growth) Fund, which were first offered on 4-28-08. Class A, Class B, Class C, Class I, Class R1, Class R3, Class R4, Class R5, Class ADV, and Class NAV shares of John Hancock Rainier Growth Fund were first offered on 4-28-08; Class T shares were first offered on 10-6-08; Class R6 shares were first offered on 9-1-11; Class R2 shares were first offered on 3-1-12. The returns prior to these dates are those of the predecessor fund's Original shares that have been recalculated to reflect the gross fees and expenses of Class A, Class B, Class C, Class I, Class R1, Class R3, Class R4, Class R5, Class ADV, Class NAV, Class T, Class R6, and Class R2 shares, as applicable.
2	For certain types of investors, as described in the fund's prospectuses.
3	The contingent deferred sales charge is not applicable.

9

Your expenses

These examples are intended to help you understand your ongoing operating expenses of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds.

Understanding fund expenses

As a shareholder of the fund, you incur two types of costs:

•	Transaction costs, which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.
•	Ongoing operating expenses, including management fees, distribution and service fees (if applicable), and other fund expenses.

We are presenting only your ongoing operating expenses here.

Actual expenses/actual returns

This example is intended to provide information about the fund's actual ongoing operating expenses, and is based on the fund's actual return. It assumes an account value of $1,000.00 on April 1, 2014, with the same investment held until September 30, 2014.

	Account value on 4-1-2014	Ending value on 9-30-2014	Expenses paid during period ended 9-30-2014[1]	Annualized expense ratio
Class A	$1,000.00	$962.30	$5.95	1.21%
Class B	1,000.00	958.80	9.92	2.02%
Class C	1,000.00	958.70	9.97	2.03%
Class I	1,000.00	963.80	4.82	0.98%
Class R1	1,000.00	960.10	8.35	1.70%
Class R2	1,000.00	961.60	7.13	1.45%
Class R3	1,000.00	961.00	7.87	1.60%
Class R4	1,000.00	962.90	5.90	1.20%
Class R5	1,000.00	963.70	4.92	1.00%
Class R6	1,000.00	964.50	3.99	0.81%
Class T	1,000.00	962.30	6.35	1.29%
Class ADV	1,000.00	963.30	5.61	1.14%
Class NAV	1,000.00	964.60	3.84	0.78%

Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at September 30, 2014, by $1,000.00, then multiply it by the "expenses paid" for your share class from the table above. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:

10

Hypothetical example for comparison purposes

This table allows you to compare the fund's ongoing operating expenses with those of any other fund. It provides an example of the fund's hypothetical account values and hypothetical expenses based on each class's actual expense ratio and an assumed 5% annualized return before expenses (which is not the fund's actual return). It assumes an account value of $1,000.00 on April 1, 2014, with the same investment held until September 30, 2014. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

	Account value on 4-1-2014	Ending value on 9-30-2014	Expenses paid during period ended 9-30-2014[1]	Annualized expense ratio
Class A	$1,000.00	$1,019.00	$6.12	1.21%
Class B	1,000.00	1,014.90	10.20	2.02%
Class C	1,000.00	1,014.90	10.25	2.03%
Class I	1,000.00	1,020.20	4.96	0.98%
Class R1	1,000.00	1,016.50	8.59	1.70%
Class R2	1,000.00	1,017.80	7.33	1.45%
Class R3	1,000.00	1,017.00	8.09	1.60%
Class R4	1,000.00	1,019.10	6.07	1.20%
Class R5	1,000.00	1,020.10	5.06	1.00%
Class R6	1,000.00	1,021.00	4.10	0.81%
Class T	1,000.00	1,018.60	6.59	1.29%
Class ADV	1,000.00	1,019.40	5.77	1.14%
Class NAV	1,000.00	1,021.20	3.95	0.78%

Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectuses for details regarding transaction costs.

1	Expenses are equal to the fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

11

Fund's investments

As of 9-30-14 (Unaudited)
	Shares	Value
Common Stocks 92.9%		$383,053,523
(Cost $378,342,328)
Consumer Discretionary 11.2%		46,201,685
Automobiles 4.3%
Harley-Davidson, Inc.	305,448	17,777,074
Internet & Catalog Retail 2.8%
TripAdvisor, Inc. (I)	127,760	11,679,819
Specialty Retail 4.1%
CarMax, Inc. (I)	61,810	2,871,075
O'Reilly Automotive, Inc. (I)	92,270	13,873,717
Consumer Staples 10.3%		42,468,943
Beverages 2.5%
Brown-Forman Corp., Class B	115,260	10,398,757
Food Products 3.0%
Kraft Foods Group, Inc.	221,740	12,506,136
Household Products 1.0%
Colgate-Palmolive Company	61,740	4,026,683
Tobacco 3.8%
Altria Group, Inc.	338,210	15,537,367
Energy 2.8%		11,552,654
Oil, Gas & Consumable Fuels 2.8%
Apache Corp.	52,620	4,939,439
EOG Resources, Inc.	17,947	1,777,112
Ultra Petroleum Corp. (I)	207,915	4,836,103
Financials 26.8%		110,503,808
Banks 11.0%
First Republic Bank	423,700	20,922,307
M&T Bank Corp.	106,145	13,086,617
U.S. Bancorp	266,540	11,149,368
Capital Markets 2.5%
TD Ameritrade Holding Corp.	312,390	10,424,454
Consumer Finance 1.0%
American Express Company	48,890	4,279,831
Diversified Financial Services 3.6%
Berkshire Hathaway, Inc., Class B (I)	108,550	14,995,097
Insurance 8.7%
Fairfax Financial Holdings, Ltd.	37,074	16,610,887
Markel Corp. (I)	19,472	12,387,113
The Progressive Corp.	262,980	6,648,134

12SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Health Care 13.1%		$53,909,147
Biotechnology 2.2%
Genomic Health, Inc. (I)	216,793	6,137,410
Seattle Genetics, Inc. (I)	75,300	2,799,654
Health Care Equipment & Supplies 1.0%
IDEXX Laboratories, Inc. (I)	33,952	4,000,564
Health Care Providers & Services 5.2%
WellPoint, Inc.	180,667	21,611,387
Pharmaceuticals 4.7%
Bristol-Myers Squibb Company	31,081	1,590,726
Johnson & Johnson	166,708	17,769,406
Industrials 9.6%		39,712,926
Air Freight & Logistics 2.9%
United Parcel Service, Inc., Class B	122,740	12,064,115
Construction & Engineering 0.1%
Pangea Group, Class B (I)	465	418,678
Electrical Equipment 0.9%
Rockwell Automation, Inc.	33,470	3,677,684
Industrial Conglomerates 1.0%
Danaher Corp.	54,780	4,162,184
Trading Companies & Distributors 4.7%
NOW, Inc. (I)	184,320	5,605,171
Watsco, Inc.	159,957	13,785,094
Information Technology 11.8%		48,628,986
Communications Equipment 0.5%
F5 Networks, Inc. (I)	17,880	2,123,071
Internet Software & Services 8.1%
eBay, Inc. (I)	80,488	4,558,035
Facebook, Inc., Class A (I)	81,990	6,480,490
Google, Inc., Class A (I)	35,730	21,023,889
Zillow, Inc., Class A (I)	9,700	1,125,103
Semiconductors & Semiconductor Equipment 1.0%
Altera Corp.	62,356	2,231,098
Xilinx, Inc.	43,358	1,836,211
Software 2.2%
Oracle Corp.	241,669	9,251,089
Materials 7.3%		30,075,374
Chemicals 2.4%
Monsanto Company	87,770	9,875,002
Construction Materials 4.9%
Martin Marietta Materials, Inc.	116,960	15,080,822

SEE NOTES TO FINANCIAL STATEMENTS13

			Shares	Value
Materials (continued)
Construction Materials (continued)
Vulcan Materials Company			85,000	$5,119,550
	Yield (%)		Shares	Value
Short-Term Investments 7.1%				$29,352,770
(Cost $29,352,770)
Money Market Funds 7.1%				29,352,770
State Street Institutional Liquid Reserves Fund	0.0853 (Y	)	29,352,770	29,352,770
Total investments (Cost $407,695,098)† 100.0%				$412,406,293
Other assets and liabilities, net 0.0%				($148,281)
Total net assets 100.0%				$412,258,012

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
(I)	Non-income producing security.
(Y)	The rate shown is the annualized seven-day yield as of 9-30-14.
†	At 9-30-14, the aggregate cost of investment securities for federal income tax purposes was $409,888,991. Net unrealized appreciation aggregated $2,517,302, of which $20,342,263 related to appreciated investment securities and $17,824,961 related to depreciated investment securities.

14SEE NOTES TO FINANCIAL STATEMENTS

Financial statements

STATEMENT OF ASSETS AND LIABILITIES 9-30-14 (unaudited)

Assets
Investments, at value (Cost $407,695,098)	$412,406,293
Receivable for investments sold	1,450,338
Receivable for fund shares sold	120,631
Dividends and interest receivable	294,231
Receivable due from advisor	468
Other receivables and prepaid expenses	126,842
Total assets	414,398,803
Liabilities
Payable for investments purchased	1,516,707
Payable for fund shares repurchased	439,301
Payable to affiliates
Accounting and legal services fees	39,621
Transfer agent fees	88,117
Distribution and service fees	92
Trustees' fees	849
Other liabilities and accrued expenses	56,104
Total liabilities	2,140,791
Net assets	$412,258,012
Net assets consist of
Paid-in capital	$409,300,170
Accumulated distributions in excess of net investment income	(56,403)
Accumulated net realized gain (loss) on investments and futures contracts	(1,696,194)
Net unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	4,710,439
Net assets	$412,258,012

SEE NOTES TO FINANCIAL STATEMENTS15

STATEMENT OF ASSETS AND LIABILITIES (continued)

Net asset value per share
Based on net asset values and shares outstanding-the fund has an unlimited number of shares authorized with no par value
Class A ($268,424,864 ÷ 13,720,326 shares)[1]	$19.56
Class B ($14,896,850 ÷ 815,327 shares)[1]	$18.27
Class C ($16,923,038 ÷ 927,041 shares)[1]	$18.25
Class I ($19,240,614 ÷ 952,023 shares)	$20.21
Class R1 ($607,583 ÷ 32,157 shares)	$18.89
Class R2 ($95,917 ÷ 4,809 shares)	$19.95
Class R3 ($104,244 ÷ 5,464 shares)	$19.08
Class R4 ($128,396 ÷ 6,528 shares)	$19.67
Class R5 ($89,572 ÷ 4,460 shares)	$20.08
Class R6 ($2,933,042 ÷ 144,544 shares)	$20.29
Class T ($69,094,045 ÷ 3,575,446 shares)	$19.32
Class ADV ($8,218,198 ÷ 413,447 shares)	$19.88
Class NAV ($11,501,649 ÷ 565,733 shares)	$20.33
Maximum offering price per share
Class A (net asset value per share ÷ 95%)[2]	$20.59
Class T (net asset value per share ÷ 95%)[2]	$20.34

1	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
2	On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

16SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS  For the six months ended 9-30-14 (unaudited)

Investment income
Dividends	$3,004,260
Interest	3,603
Total investment income	3,007,863
Expenses
Investment management fees	1,875,980
Distribution and service fees	668,067
Accounting and legal services fees	41,117
Transfer agent fees	285,409
Trustees' fees	1,776
State registration fees	89,987
Printing and postage	48,730
Professional fees	62,971
Custodian fees	28,308
Registration and filing fees	19,276
Other	13,830
Total expenses	3,135,451
Less expense reductions	(71,185)
Net expenses	3,064,266
Net investment loss	(56,403)
Realized and unrealized gain (loss)
Net realized gain (loss) on
Investments and foreign currency transactions	168,542,221
Futures contracts	2,776,741
171,318,962
Change in net unrealized appreciation (depreciation) of
Investments and translation of assets and liabilities in foreign currencies	(207,698,490)
(207,698,490)
Net realized and unrealized loss	(36,379,528)
Decrease in net assets from operations	($36,435,931)

SEE NOTES TO FINANCIAL STATEMENTS17

STATEMENTS OF CHANGES IN NET ASSETS

	Six months ended 9-30-14	Year ended
	(unaudited)	3-31-14
Increase (decrease) in net assets
From operations
Net investment loss	($56,403)	($4,259,446)
Net realized gain	171,318,962	192,541,547
Change in net unrealized appreciation (depreciation)	(207,698,490)	17,140,001
Increase (decrease) in net assets resulting from operations	(36,435,931)	205,422,102
Distributions to shareholders
From net investment income
Class I	—	(64,935)
Class R5	—	(56)
Class R6	—	(7,092)
Class NAV	—	(520,067)
From net realized gain
Class A	(75,242,000)	(37,507,368)
Class B	(4,409,045)	(2,216,885)
Class C	(4,470,628)	(2,125,586)
Class I	(15,250,963)	(8,992,315)
Class R1	(135,975)	(64,246)
Class R2	(26,032)	(13,688)
Class I	(27,762)	(14,056)
Class R4	(35,477)	(18,019)
Class R5	(25,979)	(13,704)
Class R6	(1,578,167)	(790,768)
Class T	(17,288,305)	(8,578,092)
Class ADV	(4,119,134)	(2,113,395)
Class NAV	(96,578,429)	(45,556,116)
Total distributions	(219,187,896)	(108,596,388)
From fund share transactions	(343,225,330)	(153,179,068)
Total decrease	(598,849,157)	(56,353,354)
Net assets
Beginning of period	1,011,107,169	1,067,460,523
End of period	$412,258,012	$1,011,107,169
Undistributed (accumulated distributions in excess of) net investment income	($56,403)	—

18SEE NOTES TO FINANCIAL STATEMENTS

Financial highlights

The Financial highlights show how the fund's net asset value for a share has changed during the period.

Class A Shares Period ended	9-30-14	[1]	3-31-14	3-31-13	3-31-12	3-31-11	3-31-10
Per share operating performance
Net asset value, beginning of period	$26.39		$24.32	$22.84	$21.32	$18.31	$12.84
Net investment income (loss)2	—	[3]	(0.15)	(0.01)	(0.09)	(0.06)	(0.03)
Net realized and unrealized gain (loss) on investments	(1.00)		5.29	1.49	1.61	3.07	5.50
Total from investment operations	(1.00)		5.14	1.48	1.52	3.01	5.47
Less distributions
From net realized gain	(5.83)		(3.07)	—	—	—	—
Net asset value, end of period	$19.56		$26.39	$24.32	$22.84	$21.32	$18.31
Total return (%)[4,5]	(3.77	) [6]	21.38	6.48	7.13	16.44	42.60
Ratios and supplemental data
Net assets, end of period (in millions)	$268		$356	$356	$369	$413	$384
Ratios (as a percentage of average net assets):
Expenses before reductions	1.22	[7]	1.19	1.25	1.27	1.30	1.45
Expenses including reductions	1.21	[7]	1.19	1.25	1.27	1.30	1.38
Expenses including reductions and credits	1.21	[7]	1.19	1.25	1.27	1.30	1.34
Net investment income (loss)	0.02	[7]	(0.58)	(0.04)	(0.45)	(0.33)	(0.18)
Portfolio turnover (%)	121		81	92	90	90	102

1	Six months ended 9-30-14. Unaudited.
2	Based on average daily shares outstanding.
3	Less than $0.005 per share.
4	Does not reflect the effect of sales charges, if any.
5	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
6	Not annualized.
7	Annualized.

SEE NOTES TO FINANCIAL STATEMENTS19

Class B Shares Period ended	9-30-14	[1]	3-31-14	3-31-13	3-31-12	3-31-11	3-31-10
Per share operating performance
Net asset value, beginning of period	$25.12		$23.46	$22.22	$20.90	$18.10	$12.79
Net investment loss2	(0.07)		(0.35)	(0.19)	(0.25)	(0.21)	(0.15)
Net realized and unrealized gain (loss) on investments	(0.95)		5.08	1.43	1.57	3.01	5.46
Total from investment operations	(1.02)		4.73	1.24	1.32	2.80	5.31
Less distributions
From net realized gain	(5.83)		(3.07)	—	—	—	—
Net asset value, end of period	$18.27		$25.12	$23.46	$22.22	$20.90	$18.10
Total return (%)[3,4]	(4.12	) [5]	20.38	5.58	6.32	15.47	41.52
Ratios and supplemental data
Net assets, end of period (in millions)	$15		$20	$20	$25	$31	$37
Ratios (as a percentage of average net assets):
Expenses before reductions	2.03	[6]	2.00	2.06	2.07	2.13	2.45
Expenses net including reductions	2.02	[6]	2.00	2.06	2.07	2.10	2.11
Expenses including reductions and credits	2.02	[6]	2.00	2.06	2.07	2.10	2.09
Net investment loss	(0.78	) [6]	(1.39)	(0.86)	(1.24)	(1.13)	(0.94)
Portfolio turnover (%)	121		81	92	90	90	102

1	Six months ended 9-30-14. Unaudited.
2	Based on average daily shares outstanding.
3	Does not reflect the effect of sales charges, if any.
4	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
5	Not annualized.
6	Annualized.

20SEE NOTES TO FINANCIAL STATEMENTS

Class C Shares Period ended	9-30-14	[1]	3-31-14	3-31-13	3-31-12	3-31-11	3-31-10
Per share operating performance
Net asset value, beginning of period	$25.10		$23.45	$22.21	$20.90	$18.10	$12.79
Net investment loss2	(0.08)		(0.36)	(0.19)	(0.26)	(0.21)	(0.15)
Net realized and unrealized gain (loss) on investments	(0.94)		5.08	1.43	1.57	3.01	5.46
Total from investment operations	(1.02)		4.72	1.24	1.31	2.80	5.31
Less distributions
From net realized gain	(5.83)		(3.07)	—	—	—	—
Net asset value, end of period	$18.25		$25.10	$23.45	$22.21	$20.90	$18.10
Total return (%)[3,4]	(4.13	) [5]	20.35	5.58	6.27	15.47	41.52
Ratios and supplemental data
Net assets, end of period (in millions)	$17		$19	$17	$20	$22	$24
Ratios (as a percentage of average net assets):
Expenses before reductions	2.04	[6]	2.03	2.07	2.11	2.16	2.34
Expenses including reductions	2.03	[6]	2.02	2.07	2.10	2.10	2.21
Expenses including reductions and credits	2.03	[6]	2.02	2.07	2.10	2.10	2.09
Net investment loss	(0.79	) [6]	(1.42)	(0.88)	(1.27)	(1.13)	(0.93)
Portfolio turnover (%)	121		81	92	90	90	102

1	Six months ended 9-30-14. Unaudited.
2	Based on average daily shares outstanding.
3	Does not reflect the effect of sales charges, if any.
4	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
5	Not annualized.
6	Annualized.

SEE NOTES TO FINANCIAL STATEMENTS21

Class I Shares Period ended	9-30-14	[1]	3-31-14	3-31-13	3-31-12	3-31-11	3-31-10
Per share operating performance
Net asset value, beginning of period	$27.03		$24.80	$23.24	$21.61	$18.50	$12.92
Net investment income (loss)2	0.03		(0.08)	0.06	(0.02)	0.02	0.04
Net realized and unrealized gain (loss) on investments	(1.02)		5.41	1.52	1.65	3.11	5.54
Total from investment operations	(0.99)		5.33	1.58	1.63	3.13	5.58
Less distributions
From net investment income	—		(0.03)	(0.02)	—	(0.02)	—	[3]
From net realized gain	(5.83)		(3.07)	—	—	—	—
Total distributions	(5.83)		(3.10)	(0.02)	—	(0.02)	—	[3]
Net asset value, end of period	$20.21		$27.03	$24.80	$23.24	$21.61	$18.50
Total return (%)[4]	(3.62	) [5]	21.71	6.81	7.54	16.93	43.20
Ratios and supplemental data
Net assets, end of period (in millions)	$19		$72	$113	$256	$237	$208
Ratios (as a percentage of average net assets):
Expenses before reductions	0.99	[6]	0.91	0.91	0.91	0.86	0.90
Expenses including reductions	0.98	[6]	0.91	0.91	0.91	0.86	0.90
Net investment income (loss)	0.26	[6]	(0.28)	0.25	(0.08)	0.10	0.26
Portfolio turnover (%)	121		81	92	90	90	102

1	Six months ended 9-30-14. Unaudited.
2	Based on average daily shares outstanding.
3	Less than $0.005 per share.
4	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
5	Not annualized.
6	Annualized.

22SEE NOTES TO FINANCIAL STATEMENTS

Class R1 Shares Period ended	9-30-14	[1]	3-31-14	3-31-13	3-31-12	3-31-11	3-31-10
Per share operating performance
Net asset value, beginning of period	$25.74		$23.90	$22.55	$21.14	$18.23	$12.84
Net investment loss2	(0.05)		(0.29)	(0.11)	(0.17)	(0.14)	(0.11)
Net realized and unrealized gain (loss) on investments	(0.97)		5.20	1.46	1.58	3.05	5.50
Total from investment operations	(1.02)		4.91	1.35	1.41	2.91	5.39
Less distributions
From net realized gain	(5.83)		(3.07)	—	—	—	—
Net asset value, end of period	$18.89		$25.74	$23.90	$22.55	$21.14	$18.23
Total return (%)[3]	(3.99	) [4]	20.77	5.99	6.67	15.96	41.98
Ratios and supplemental data
Net assets, end of period (in millions)	$1		$1	— [5]	— [5]	— [5]	— [5]
Ratios (as a percentage of average net assets):
Expenses before reductions	3.79	[6]	4.13	5.79	7.03	8.39	13.91
Expenses including reductions	1.70	[6]	1.70	1.70	1.70	1.72	1.78
Net investment loss	(0.47	) [6]	(1.12)	(0.49)	(0.86)	(0.75)	(0.65)
Portfolio turnover (%)	121		81	92	90	90	102

1	Six months ended 9-30-14. Unaudited.
2	Based on average daily shares outstanding.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
4	Not annualized.
5	Less than $500,000.
6	Annualized.

SEE NOTES TO FINANCIAL STATEMENTS23

Class R2 Shares Period ended	9-30-14	[1]	3-31-14	3-31-13	3-31-12	[2]
Per share operating performance
Net asset value, beginning of period	$26.81		$24.72	$23.27	$22.45
Net investment income (loss)3	(0.02)		(0.23)	(0.06)	—	[4]
Net realized and unrealized gain (loss) on investments	(1.01)		5.39	1.51	0.82
Total from investment operations	(1.03)		5.16	1.45	0.82
Less distributions
From net realized gain	(5.83)		(3.07)	—	—
Net asset value, end of period	$19.95		$26.81	$24.72	$23.27
Total return (%)[5]	(3.84	) [6]	21.10	6.23	3.65	[6]
Ratios and supplemental data
Net assets, end of period (in millions)	—	[7]	— [7]	— [7]	—	[7]
Ratios (as a percentage of average net assets):
Expenses before reductions	16.39	[8]	15.50	20.41	15.96	[8]
Expenses including reductions	1.45	[8]	1.45	1.45	1.45	[8]
Net investment loss	(0.23	) [8]	(0.85)	(0.24)	(0.12	) [8]
Portfolio turnover (%)	121		81	92	90	[9]

1	Six months ended 9-30-14. Unaudited.
2	The inception date for Class R2 shares is 3-1-12.
3	Based on average daily shares outstanding.
4	Less than $0.005 per share.
5	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
6	Not annualized.
7	Less than $500,000.
8	Annualized.
9	The portfolio turnover is shown for the period from 4-1-11 to 3-31-12.

24SEE NOTES TO FINANCIAL STATEMENTS

Class R3 Shares Period ended	9-30-14	[1]	3-31-14	3-31-13	3-31-12	3-31-11	3-31-10
Per share operating performance
Net asset value, beginning of period	$25.92		$24.03	$22.65	$21.21	$18.27	$12.85
Net investment loss2	(0.04)		(0.26)	(0.09)	(0.16)	(0.12)	(0.07)
Net realized and unrealized gain (loss) on investments	(0.97)		5.22	1.47	1.60	3.06	5.49
Total from investment operations	(1.01)		4.96	1.38	1.44	2.94	5.42
Less distributions
From net realized gain	(5.83)		(3.07)	—	—	—	—
Net asset value, end of period	$19.08		$25.92	$24.03	$22.65	$21.21	$18.27
Total return (%)[3]	(3.90	) [4]	20.87	6.09	6.79	16.09	42.18
Ratios and supplemental data
Net assets, end of period (in millions)	—	[5]	— [5]	— [5]	— [5]	— [5]	— [5]
Ratios (as a percentage of average net assets):
Expenses before reductions	14.43	[6]	12.99	15.02	15.86	16.72	13.68
Expenses including reductions	1.60	[6]	1.60	1.60	1.59	1.61	1.62
Net investment loss	(0.38	) [6]	(1.00)	(0.39)	(0.76)	(0.64)	(0.46)
Portfolio turnover (%)	121		81	92	90	90	102

1	Six months ended 9-30-14. Unaudited.
2	Based on average daily shares outstanding.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
4	Not annualized.
5	Less than $500,000.
6	Annualized.

SEE NOTES TO FINANCIAL STATEMENTS25

Class R4 Shares Period ended	9-30-14	[1]	3-31-14	3-31-13		3-31-12	3-31-11	3-31-10
Per share operating performance
Net asset value, beginning of period	$26.49		$24.40	$22.91		$21.40	$18.38	$12.88
Net investment income (loss)2	—	[3]	(0.17)	—	[3]	(0.10)	(0.06)	(0.03)
Net realized and unrealized gain (loss) on investments	(0.99)		5.33	1.49		1.61	3.08	5.53
Total from investment operations	(0.99)		5.16	1.49		1.51	3.02	5.50
Less distributions
From net realized gain	(5.83)		(3.07)	—		—	—	—
Net asset value, end of period	$19.67		$26.49	$24.40		$22.91	$21.40	$18.38
Total return (%)[4]	(3.71	) [5]	21.39	6.50		7.06	16.43	42.70
Ratios and supplemental data
Net assets, end of period (in millions)	—	[6]	— [6]	—	[6]	— [6]	— [6]	— [6]
Ratios (as a percentage of average net assets):
Expenses before reductions	11.05	[7]	10.91	14.55		15.46	16.45	13.33
Expenses including reductions	1.20	[7]	1.20	1.22		1.29	1.31	1.32
Net investment income (loss)	0.03	[7]	(0.62)	0.01		(0.46)	(0.34)	(0.16)
Portfolio turnover (%)	121		81	92		90	90	102

1	Six months ended 9-30-14. Unaudited.
2	Based on average daily shares outstanding.
3	Less than $0.005 per share.
4	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
5	Not annualized.
6	Less than $500,000.
7	Annualized.

26SEE NOTES TO FINANCIAL STATEMENTS

Class R5 Shares Period ended	9-30-14	[1]	3-31-14	3-31-13	3-31-12	3-31-11	3-31-10
Per share operating performance
Net asset value, beginning of period	$26.90		$24.71	$23.16	$21.56	$18.47	$12.91
Net investment income (loss)2	0.02		(0.11)	0.05	(0.03)	(0.02)	0.02
Net realized and unrealized gain (loss) on investments	(1.01)		5.39	1.51	1.63	3.12	5.54
Total from investment operations	(0.99)		5.28	1.56	1.60	3.10	5.56
Less distributions
From net investment income	—		(0.02)	(0.01)	—	(0.01)	—	[3]
From net realized gain	(5.83)		(3.07)	—	—	—	—
Total distributions	(5.83)		(3.09)	(0.01)	—	(0.01)	—	[3]
Net asset value, end of period	$20.08		$26.90	$24.71	$23.16	$21.56	$18.47
Total return (%)[4]	(3.63	) [5]	21.58	6.74	7.42	16.78	43.07
Ratios and supplemental data
Net assets, end of period (in millions)	—	[6]	— [6]	— [6]	— [6]	— [6]	—	[6]
Ratios (as a percentage of average net assets):
Expenses before reductions	14.85	[7]	12.38	14.16	15.07	16.17	12.97
Expenses including reductions	1.00	[7]	1.00	1.00	0.99	1.01	1.02
Net investment income (loss)	0.22	[7]	(0.40)	0.21	(0.16)	(0.03)	0.14
Portfolio turnover (%)	121		81	92	90	90	102

1	Six months ended 9-30-14. Unaudited.
2	Based on average daily shares outstanding.
3	Less than $0.005 per share.
4	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
5	Not annualized.
6	Less than $500,000.
7	Annualized.

SEE NOTES TO FINANCIAL STATEMENTS27

Class R6 Shares Period ended	9-30-14	[1]	3-31-14	3-31-13	3-31-12	[2]
Per share operating performance
Net asset value, beginning of period	$27.10		$24.84	$23.27	$20.01
Net investment income (loss)3	0.04		(0.07)	0.08	0.03
Net realized and unrealized gain (loss) on investments	(1.02)		5.43	1.51	3.23
Total from investment operations	(0.98)		5.36	1.59	3.26
Less distributions
From net investment income	—		(0.03)	(0.02)	—
From net realized gain	(5.83)		(3.07)	—	—
Total distributions	(5.83)		(3.10)	(0.02)	—
Net asset value, end of period	$20.29		$27.10	$24.84	$23.27
Total return (%)[4]	(3.55	) [5]	21.82	6.86	16.29	[5]
Ratios and supplemental data
Net assets, end of period (in millions)	$3		$8	$4	$4
Ratios (as a percentage of average net assets):
Expenses before reductions	1.12	[6]	1.09	1.33	1.58	[6]
Expenses including reductions	0.81	[6]	0.86	0.86	0.86	[6]
Net investment income (loss)	0.39	[6]	(0.27)	0.34	0.20	[6]
Portfolio turnover (%)	121		81	92	90	[7]

1	Six months ended 9-30-14. Unaudited.
2	The inception date for Class R6 shares is 9-1-11.
3	Based on average daily shares outstanding.
4	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
5	Not annualized.
6	Annualized.
7	The portfolio turnover is shown for the period from 4-1-11 to 3-31-12.

28SEE NOTES TO FINANCIAL STATEMENTS

Class T Shares Period ended	9-30-14	[1]	3-31-14	3-31-13	3-31-12	3-31-11	3-31-10
Per share operating performance
Net asset value, beginning of period	$26.14		$24.13	$22.69	$21.20	$18.24	$12.86
Net investment income (loss)2	—	[3]	(0.17)	(0.03)	(0.11)	(0.09)	(0.11)
Net realized and unrealized gain (loss) on investments	(6.82)		5.25	1.47	1.60	3.05	5.49
Total from investment operations	(6.82)		5.08	1.44	1.49	2.96	5.38
Less distributions
From net realized gain	(5.83)		(3.07)	—	—	—	—
Net asset value, end of period	$19.32		$26.14	$24.13	$22.69	$21.20	$18.24
Total return (%)[4,5]	(3.77	) [6]	21.29	6.35	7.03	16.23	41.84
Ratios and supplemental data
Net assets, end of period (in millions)	$69		$78	$73	$77	$83	$83
Ratios (as a percentage of average net assets):
Expenses before reductions	1.29	[7]	1.27	1.33	1.37	1.47	1.84
Expenses including reductions	1.29	[7]	1.26	1.33	1.37	1.47	1.84
Net investment loss	(0.05	) [7]	(0.66)	(0.13)	(0.54)	(0.50)	(0.69)
Portfolio turnover (%)	121		81	92	90	90	102

1	Six months ended 9-30-14. Unaudited.
2	Based on average daily shares outstanding.
3	Less than $0.005 per share.
4	Does not reflect the effect of sales charges, if any.
5	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
6	Not annualized.
7	Annualized.

SEE NOTES TO FINANCIAL STATEMENTS29

Class ADV Shares Period ended	9-30-14	[1]	3-31-14	3-31-13	3-31-12	3-31-11	3-31-10
Per share operating performance
Net asset value, beginning of period	$26.70		$24.57	$23.05	$21.49	$18.43	$12.90
Net investment income (loss)2	0.01		(0.14)	0.02	(0.06)	(0.03)	—	[3]
Net realized and unrealized gain (loss) on investments	(1.00)		5.34	1.50	1.62	3.09	5.53
Total from investment operations	(0.99)		5.20	1.52	1.56	3.06	5.53
Less distributions
From net realized gain	(5.83)		(3.07)	—	—	—	—
Net asset value, end of period	$19.88		$26.70	$24.57	$23.05	$21.49	$18.43
Total return (%)[4]	(3.67	) [5]	21.40	6.59	7.26	16.60	42.87
Ratios and supplemental data
Net assets, end of period (in millions)	$8		$19	$20	$20	$22	$18
Ratios (as a percentage of average net assets):
Expenses before reductions	1.33	[6]	1.26	1.33	1.35	1.37	1.25
Expenses including reductions	1.14	[6]	1.14	1.14	1.14	1.14	1.14
Net investment income (loss)	0.10	[6]	(0.53)	0.08	(0.31)	(0.17)	0.01
Portfolio turnover (%)	121		81	92	90	90	102

1	Six months ended 9-30-14. Unaudited.
2	Based on average daily shares outstanding.
3	Less than $0.005 per share.
4	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
5	Not annualized.
6	Annualized.

30SEE NOTES TO FINANCIAL STATEMENTS

Class NAV Shares Period ended	9-30-14	[1]	3-31-14	3-31-13	3-31-12	3-31-11	3-31-10
Per share operating performance
Net asset value, beginning of period	$27.14		$24.86	$23.28	$21.63	$18.51	$12.91
Net investment income (loss)2	0.01		(0.04)	0.09	0.01	0.03	0.05
Net realized and unrealized gain (loss) on investments	(0.99)		5.43	1.52	1.64	3.11	5.55
Total from investment operations	(0.98)		5.39	1.61	1.65	3.14	5.60
Less distributions
From net investment income	—		(0.04)	(0.03)	—	(0.02)	—	[3]
From net realized gain	(5.83)		(3.07)	—	—	—	—
Total distributions	(5.83)		(3.11)	(0.03)	—	(0.02)	—	[3]
Net asset value, end of period	$20.33		$27.14	$24.86	$23.28	$21.63	$18.51
Total return (%)[4]	(3.54	) [5]	21.92	6.94	7.63	17.00	43.38
Ratios and supplemental data
Net assets, end of period (in millions)	$12		$438	$463	$487	$813	$708
Ratios (as a percentage of average net assets):
Expenses before reductions	0.79	[6]	0.77	0.79	0.80	0.80	0.82
Expenses including reductions	0.78	[6]	0.77	0.79	0.80	0.80	0.82
Net investment income (loss)	0.06	[6]	(0.16)	0.39	0.05	0.16	0.33
Portfolio turnover (%)	121		81	92	90	90	102

1	Six months ended 9-30-14. Unaudited.
2	Based on average daily shares outstanding.
3	Less than $0.005 per share.
4	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
5	Not annualized.
6	Annualized.

SEE NOTES TO FINANCIAL STATEMENTS31

Notes to financial statements (unaudited)

Note 1 — Organization

John Hancock Select Growth Fund (the fund) is a series of John Hancock Funds III (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund is to seek to maximize long-term capital appreciation.

The fund may offer multiple classes of shares. The shares currently offered are detailed in the Statement of assets and liabilities. Class A and Class C shares are offered to all investors. Class I shares are offered to institutions and certain investors. Class R1, Class R2, Class R3, Class R4 and Class R5 shares are available only to certain retirement plans. Class R6 shares are available only to certain retirement plans, institutions and other investors. Class B, Class T and Class ADV shares are closed to new investors. Class NAV shares are offered to John Hancock affiliated funds of funds and certain 529 plans. Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, and transfer agent fees, state registration fees and printing and postage for each class may differ. Class B shares convert to Class A shares eight years after purchase.

Effective April 17, 2014, John Hancock Rainier Growth Fund changed its name to John Hancock Select Growth Fund.

Note 2 — Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund intends to qualify as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.

Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:

Security valuation. Investments are stated at value as of the close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 p.m., Eastern Time. In order to value the securities, the fund uses the following valuation techniques: Equity securities held by the fund are valued at the last sale price or official closing price on the exchange where the security was acquired or most likely will be sold. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Investments by the fund in open-end management investment companies are valued at their respective net asset values each business day. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rates supplied by an independent pricing vendor. Securities that trade only in the over-the-counter (OTC) market are valued using bid prices. Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund's Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed.

The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund's own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy.

32

The following is a summary of the values by input classification of the fund's investments as of September 30, 2014, by major security category or type:

	Total market value at 9-30-14	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Common Stocks
Consumer Discretionary	$46,201,685	$46,201,685	—	—
Consumer Staples	42,468,943	42,468,943	—	—
Energy	11,552,654	11,552,654	—	—
Financials	110,503,808	110,503,808	—	—
Health Care	53,909,147	53,909,147	—	—
Industrials	39,712,926	39,294,248	—	$418,678
Information Technology	48,628,986	48,628,986	—	—
Materials	30,075,374	30,075,374	—	—
Short-Term Investments	29,352,770	29,352,770	—	—
Total Investments in Securities	$412,406,293	$411,987,615	—	$418,678

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Dividend income is recorded on the ex-date, except for dividends of foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Foreign taxes are provided for based on the fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.

Line of credit. The fund may borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the fund's custodian agreement, the custodian may loan money to the fund to make properly authorized payments. The fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the maximum extent permitted by law, to the extent of any overdraft.

In addition, the fund and other affiliated funds have entered into an agreement with Citibank N.A. that enables them to participate in a $300 million unsecured committed line of credit. A commitment fee, payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating fund on a pro rata basis and is reflected in other expenses on the Statement of operations. Commitment fees for the six months ended September 30, 2014 were $317. For the six months ended September 30, 2014, the fund had no borrowings under the line of credit.

Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund's relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, transfer agent fees, state registration fees and printing and postage, for all classes, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rates applicable to each class.

33

Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

Under the Regulated Investment Company Modernization Act of 2010, the fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Any losses incurred during those taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

For federal income tax purposes, as of March 31, 2014, the fund has a capital loss carryforward of $19,834,897 available to offset future net realized capital gains. The following table details the capital loss carryforward available as of March 31, 2014:

Capital loss carryforward expiring at March 31
2016	2017	2018
$5,365,684	$5,342,835	$9,126,378

Availability of a certain amount of the loss carryforward, which was acquired in a merger, may be limited in a given year.

As of March 31, 2014, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund's federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares and pays dividends and capital gain distributions, if any, at least annually.

Distributions paid by the fund with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class.

Such distributions on a tax basis are determined in conformity with income tax regulations, which may differ from US GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to net operating losses and wash sale loss deferrals.

Note 3 — Derivative instruments

The fund may invest in derivatives in order to meet its investment objective. Derivatives include a variety of different instruments that may be traded in the OTC market, on a regulated exchange or through a clearing facility. The risks in using derivatives vary depending upon the structure of the instruments, including the use of leverage, optionality, the liquidity or lack of liquidity of the contract, the creditworthiness of the counterparty or clearing organization and the volatility of the position. Some derivatives involve risks that are potentially greater than the risks associated with investing directly in the referenced securities or other referenced underlying instrument. Specifically, the fund is exposed to the risk that the counterparty to an OTC derivatives contract will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction.

Futures are traded on an exchange. Exchange-traded transactions generally present less counterparty risk to the fund than OTC transactions due to margin requirements of the exchanges where the instruments are traded. The exchange stands between the fund and the broker to the contract and therefore, credit risk is generally limited to the failure of the exchange and the clearing member.

34

Futures. A futures contract is a contractual agreement to buy or sell a particular currency or financial instrument at a pre-determined price in the future. Risks related to the use of futures contracts include possible illiquidity of the futures markets, contract prices that can be highly volatile and imperfectly correlated to movements in the underlying financial instrument and potential losses in excess of the amounts recognized on the Statement of assets and liabilities. Use of long futures contracts subjects the fund to the risk of loss up to the notional value of the futures contracts. Use of short futures contracts subjects the fund to unlimited risk of loss.

Upon entering into a futures contract, the fund is required to deposit initial margin with the broker in the form of cash or securities. The amount of required margin is generally based on a percentage of the contract value; this amount is the initial margin for the trade. The margin deposit must then be maintained at the established level over the life of the contract. Futures margin receivable / payable is included on the Statement of assets and liabilities. Futures contracts are marked-to-market daily and an appropriate payable or receivable for the change in value (variation margin) and unrealized gain or loss is recorded by the fund. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

During the six months ended September 30, 2014, the fund used futures contracts to gain exposure to certain securities markets and as a substitute for securities purchased. During the six months ended September 30, 2014, the fund held futures contracts with notional values up to $416.3 million. There were no open futures contracts as of September 30, 2014.

Effect of derivative instruments on the Statement of operations

The table below summarizes the net realized gain (loss) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the six months ended September 30, 2014:

Risk	Statement of operations location	Futures contracts	Total
Equity contracts	Net realized gain (loss)	$2,776,741	$2,776,741

Note 4 — Guarantees and idemnifications

Under the Trust's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.

Note 5 — Fees and transactions with affiliates

John Hancock Advisers, LLC (the Advisor) serves as investment advisor for the fund. John Hancock Funds, LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the fund. The Advisor and the Distributor are indirect, wholly owned subsidiaries of Manulife Financial Corporation (MFC).

Management fee. The fund has an investment management contract with the Advisor under which the fund pays a daily management fee to the Advisor equivalent, on an annual basis, to the sum of: (a) 0.730% of the first $3.0 billion of the fund's average daily net assets; (b) 0.725% of the next $3.0 billion of the fund's average daily net assets; and (c) 0.700% of the fund's average daily net assets in excess of $6.0 billion. The Advisor has a subadvisory agreement with Baille Gifford Overseas Limited. Prior to April 18, 2014, the Advisor had a subadvisory agreement with Rainier Investment Management, Inc. The fund is not responsible for payment of the subadvisory fees.

The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock complex, including the fund (the participating portfolios). The waiver equals, on an annualized basis, 0.01% of that portion of the aggregate net assets of all the participating portfolios that exceeds $75 billion but is less than or equal to $125 billion; 0.0125% of that portion of the aggregate net assets of all the participating portfolios that exceeds $125 billion but is less than or equal to $150 billion; and 0.015% of that portion of the aggregate net assets of all the participating portfolios that exceeds $150 billion. The amount of the reimbursement is calculated daily and allocated among

35

all the participating portfolios in proportion to the daily net assets of each fund. This arrangement may be amended or terminated at any time by the Advisor upon notice to the fund and with the approval of the Board of Trustees.

The Advisor has contractually agreed to reduce its management fee or, if necessary, make payment to the fund to the extent necessary to maintain the fund's total operating expenses at 1.70%, 1.45%, 1.60% 1.20%, 1.00%, 0.86% and 1.14% for Class R1, Class R2, Class R3, Class R4, Class R5, Class R6 and Class ADV shares, respectively. This agreement excludes taxes, brokerage commissions, interest expense, litigation and indemnification expenses, and other extraordinary expenses not incurred in the ordinary course of the fund's business, acquired fund fees and expenses paid indirectly and short dividend expense. For all the classes indicated, this expense limitation shall remain in effect through June 30, 2015, unless renewed by mutual agreement of the fund and the Advisor based upon a determination that is appropriate under the circumstances at that time.

The Advisor has contractually agreed to waive and/or reimburse all class-specific expenses for class R6 shares of the fund, including transfer agency fees and service fees, blue sky fees, and printing and postage, as applicable, to the extent they exceed 0.00% of average annual net assets. The fee waiver and/or reimbursement will continue in effect until June 30, 2015, unless renewed by mutual agreement of the fund and Advisor based upon a determination of that this is appropriate under the circumstances at the time.

Effective July 1, 2014, the Advisor has contractually agreed to waive and/or reimburse all class-specific expenses for Class B shares of the fund, including Rule 12b-1 fees, transfer agent fees and service fees, blue sky fees, and printing and postage, as applicable, to the extent they exceed 1.30% of average annual net assets (on an annualized basis) attributable to Class B shares (the Class Expense Waiver). The Class Expense Waiver expires on June 30, 2015, unless renewed by mutual agreement of the Advisor and the fund based upon a determination that this is appropriate under the circumstances at the time.

The expense reductions for the six months ended September 30, 2014, amounted to the following:

Class	Expense reduction	Class	Expense reduction
Class A	$10,276	Class R4	$6,460
Class B	605	Class R5	6,477
Class C	638	Class R6	8,031
Class I	1,240	Class T	2,569
Class R1	6,099	Class ADV	13,604
Class R2	7,042	Class NAV	1,648
Class R3	6,430	Total	$71,119

The investment management fees, including the impact of waivers and reimbursements as described above, incurred for the six months ended September 30, 2014 were equivalent to a net annual effective rate of 0.72% of the fund's average daily net asset.

Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred for the six months ended September 30, 2014 amounted to an annual rate of 0.01% of the fund's average daily net assets.

Distribution and service plans. The fund has a distribution agreement with the Distributor. The fund has adopted distribution and service plans with respect to Class A, Class B, Class C, Class R1, Class R2, Class R3, Class R4, Class T and Class ADV pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the fund. In addition, under a service plan for Class R1, Class R2, Class R3, Class R4 and Class R5, the fund pays for certain

36

other services. The fund may pay up to the following contractual rates of distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the fund's shares.

Class	Rule 12b-1 fee	Service fee	Class	Rule 12b-1 fee	Service fee
Class A	0.30%	—	Class R3	0.50%	0.15%
Class B	1.00%	—	Class R4	0.25%	0.10%
Class C	1.00%	—	Class R5	—	0.05%
Class R1	0.50%	0.25%	Class T	0.30%	—
Class R2	0.25%	0.25%	Class ADV	0.25%	—

The Distributor has contractually agreed to waive 0.10% of Rule 12b-1 fees for Class R4 shares to limit the Rule 12b-1 fees on Class R4 shares to 0.15% of the average daily net assets of Class R4 shares, until at least June 30, 2015, unless renewed by mutual agreement of the fund and the Distributor based upon a determination that this is appropriate under the circumstances at the time. Accordingly, the fee limitation amounted to $66 for Class R4 shares for the six months ended September 30, 2014.

Sales charges. Class A and Class T shares are assessed up-front sales charges of up to 5% of net asset value of such shares. The following summarizes the net up-front sales charges received by the Distributor during the six months ended September 30, 2014:

	Class A	Class T
Retained for printing prospectuses, advertising, sales literature and other purposes	$68,630	$1,885
Sales commissions to broker-dealers	323,518	7,528
Sales commissions to sales personnel of Signator Investors, Inc., a broker-dealer affiliate of the Advisor	12,773	2,995
Net sales charges	$404,921	$12,408

Class A, Class B, Class C and Class T shares may be subject to contingent deferred sales charges (CDSCs). Certain Class A shares and Class T shares that are acquired through purchases of $1 million or more and are redeemed within one year of purchase are subject to a 1.00% sales charge. Class B shares that are redeemed within six years of purchase are subject to CDSCs, at declining rates, beginning at 5.00%. Class C shares that are redeemed within one year of purchase are subject to a 1.00% CDSC. CDSCs are applied to the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSCs are used to compensate the Distributor for providing distribution-related services in connection with the sale of these shares. During the six months ended September 30, 2014, CDSCs received by the Distributor amounted to $102, $9,882, $1,987 and $274 for Class A, Class B, Class C and Class T shares, respectively.

Transfer agent fees. The fund has a transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Advisor. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. The Signature Services Cost includes a component of allocated John Hancock corporate overhead for providing transfer agent services to the fund and to all other John Hancock affiliated funds. It also includes out-of-pocket expenses, including payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to five categories of share classes: Retail Share and Institutional Classes of Non-Municipal Bond Funds, Class R6 Shares, Retirement Share Classes and Municipal Bond Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.

Class level expenses. Class level expenses for the six months ended September 30, 2014 were:

37

Class	Distribution and service fees	Transfer agent fees	State registration fees	Printing and postage
Class A	$363,167	$185,847	$11,955	$28,851
Class B	85,560	10,957	6,858	935
Class C	90,022	11,528	6,898	2,095
Class I	—	20,860	8,079	2,989
Class R1	1,973	53	6,549	112
Class R2	118	9	7,209	10
Class R3	259	9	6,549	12
Class R4	205	12	6,549	15
Class R5	—	9	6,549	10
Class R6	—	464	7,161	228
Class T	108,631	46,365	7,257	11,753
Class ADV	18,132	9,296	8,374	1,720
Total	$668,067	$285,409	$89,987	$48,730

Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to each fund based on its net assets relative to other funds within the John Hancock group of funds complex.

Note 6 — Fund Share Transactions

Transactions in fund shares for the six months ended September 30, 2014 and for the year ended March 31, 2014 were as follows:

		Six months ended 9-30-14		Year ended 3-31-14
	Shares	Amount	Shares	Amount
Class A shares
Sold	927,047	$19,167,326	2,282,983	$60,333,638
Distributions reinvested	3,709,267	72,441,982	1,393,162	36,096,825
Repurchased	(4,414,252)	(91,039,717)	(4,813,552)	(128,874,741)
Net increase (decrease)	222,062	$569,591	(1,137,407)	($32,444,278)
Class B shares
Sold	2,683	$55,338	72,114	$1,860,291
Distributions reinvested	237,793	4,351,599	87,755	2,170,185
Repurchased	(204,027)	(3,918,825)	(244,375)	(6,136,925)
Net increase (decrease)	36,449	$488,112	(84,506)	($2,106,449)
Class C shares
Sold	52,633	$984,422	82,458	$2,116,832
Distributions reinvested	211,304	3,864,746	74,095	1,830,897
Repurchased	(112,128)	(2,137,612)	(122,170)	(3,073,186)
Net increase	151,809	$2,711,556	34,383	$874,543
Class I shares
Sold	151,501	$3,256,396	515,753	$13,908,811
Distributions reinvested	740,532	14,921,715	334,370	8,870,839
Repurchased	(2,600,626)	(53,405,457)	(2,731,871)	(74,145,725)
Net decrease	(1,708,593)	($35,227,346)	(1,881,748)	($51,366,075)

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		Six months ended 9-30-14		Year ended 3-31-14
	Shares	Amount	Shares	Amount
Class R1 shares
Sold	4,987	$98,038	5,835	$143,781
Distributions reinvested	4,448	84,079	1,452	36,770
Repurchased	(308)	(5,928)	(506)	(13,326)
Net increase	9,127	$176,189	6,781	$167,225
Class R2 shares
Sold	338	$6,850	13	$373
Distributions reinvested	4	85	—	—
Net increase	342	$6,935	13	$373
Class R3 shares
Sold	610	$11,974	490	$13,090
Distributions reinvested	96	1,826	15	374
Repurchased	—	—	(199)	(5,432)
Net increase	706	$13,800	306	$8,032
Class R4 shares
Sold	123	$2,508	1,439	$38,950
Distributions reinvested	486	9,541	167	4,338
Repurchased	(164)	(3,234)	(1)	(19)
Net increase	445	$8,815	1,605	$43,269
Class R6 Shares
Sold	35,285	$742,501	139,312	$3,968,690
Distributions reinvested	78,089	1,578,167	30,006	797,860
Repurchased	(249,543)	(5,199,805)	(54,532)	(1,528,395)
Net increase (decrease)	(136,169)	($2,879,137)	114,786	$3,238,155
Class T shares
Sold	20,760	$420,670	41,771	$1,095,454
Distributions reinvested	839,004	16,184,406	310,378	7,970,498
Repurchased	(262,527)	(5,208,034)	(395,807)	(10,355,540)
Net increase (decrease)	597,237	$11,397,042	(43,658)	($1,289,588)
Class ADV shares
Sold	49,269	$1,116,172	53,909	$1,425,182
Distributions reinvested	206,755	4,099,958	80,558	2,112,223
Repurchased	(553,316)	(11,303,439)	(253,110)	(6,719,773)
Net decrease	(297,292)	($6,087,309)	(118,643)	($3,182,368)
Class NAV shares
Sold	443,565	$11,547,710	231,437	$6,130,434
Distributions reinvested	4,769,305	96,578,429	1,730,886	46,076,183
Repurchased	(20,803,482)	(422,529,717)	(4,431,072)	(119,328,524)
Net decrease	(15,590,612)	($314,403,578)	(2,468,749)	($67,121,907)
Total net decrease	(16,714,489)	($343,225,330)	(5,576,837)	($153,179,068)

For the six months ended September 30, 2014 and for the year ended March 31, 2014 there were no fund share transactions for Class R5.

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Affiliates of the fund owned 31%, 93%, 84%, 76%, 100% and 100% of shares of beneficial interest of Class R1, Class R2, Class R3, Class R4, Class R5 and Class NAV, respectively, on September 30, 2014.

Note 7 — Purchase and sale of securities

Purchases and sales of securities, other than short-term securities, amounted to $620,143,749 and $1,178,006,916, respectively, for the six months ended September 30, 2014.

Note 8 — Investment by affiliated funds

Certain investors in the fund are affiliated funds that are managed by the Advisor and its affiliates. The affiliated funds do not invest in the fund for the purpose of exercising management or control; however, this investment may represent a significant portion of the fund's net assets. At September 30, 2014, there were no affiliated funds with an ownership of 5% or more of the fund's net assets.

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Continuation of investment advisory and subadvisory agreements

EVALUATION OF SUBADVISORY AGREEMENT BY THE BOARD OF TRUSTEES

This section describes the evaluation by the Board of Trustees (the Board) of John Hancock Funds III (the Trust) of the subadvisory agreement between John Hancock Advisers, LLC (the Advisor) and Baillie Gifford Overseas Ltd. (Baillie Gifford or the Subadvisor) (Subadvisory Agreement), dated April 17, 2014, for John Hancock Select Growth Fund (the fund). At the March 10-13, 2014 meeting, the Board approved the Subadvisory Agreement and the termination of a subadvisory agreement, dated December 20, 2007, between the Advisor and Rainier Investment Management Inc. (Rainier) for the fund. Baillie Gifford succeeded Rainier as subadvisor to the fund, effective at the close of business on April 17, 2014.

Board Consideration of Subadvisory Agreement

At in-person meetings held on March 10-13, 2014, the Board, including the Independent Trustees, approved the Baillie Gifford Subadvisory Agreement between the Advisor and the Subadvisor with respect to the fund, replacing Rainier.

In considering the Subadvisory Agreement, the Board received in advance of the meeting a variety of materials relating to the fund and Baillie Gifford, including comparative performance; performance information for the fund's benchmark index; and comparative information for comparably managed accounts; and other information provided by Baillie Gifford regarding the nature, extent, and quality of services to be provided by Baillie Gifford. The Board also took into account discussions with management and information provided to the Board with respect to the services to be provided by Baillie Gifford to the fund, including an in-person presentation from Baillie Gifford with respect to the fund at the March 10-13, 2014 meeting, during which representatives from Baillie Gifford responded to questions from the Independent Trustees. The Board also took into account management's discussion regarding the fund and Baillie Gifford at the January 31, 2014 telephonic Board meeting.

Throughout the process, the Board asked questions of and requested additional information from management. The Board is assisted by counsel for the Trust and the Independent Trustees are also separately assisted by independent legal counsel throughout the process. The Independent Trustees also discussed the Subadvisory Agreement in private sessions with their independent legal counsel at which no representatives of management were present.

In approving the Subadvisory Agreement, the Board, including the Independent Trustees, considered a variety of factors, including those discussed below. The Board also considered other factors (including conditions and trends prevailing generally in the economy, the securities markets and the industry) and does not treat any single factor as determinative, and each Trustee may attribute different weights to different factors.

Approval of Subadvisory Agreement

In making its determination with respect to approval of the Subadvisory Agreement, the Board considered:

(1)	information relating to Baillie Gifford's business, including current subadvisory services to another fund in the John Hancock family of funds;
(2)	the historical and current performance of the fund under the management of Rainier, which included comparative performance information relating to the fund's benchmark and comparable funds, and the performance of a comparable composite managed by Baillie Gifford;
(3)	the subadvisory fee for the fund, including any breakpoints; and
(4)	information relating to the nature and scope of any material relationships and their significance to Baillie Gifford, as applicable.

Nature, extent, and quality of services. With respect to the services to be provided by Baillie Gifford, the Board considered information provided to the Board by Baillie Gifford, as well as took into account information presented during the past year with respect to another fund within the John Hancock family of funds managed by Baillie Gifford. The Board considered Baillie Gifford's current level of staffing and its overall resources. The Board reviewed Baillie Gifford's history and investment experience, as well as information regarding the qualifications, background, and responsibilities of Baillie Gifford's

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investment and compliance personnel who would provide services to the fund. The Board also considered, among other things, Baillie Gifford's compliance program and any disciplinary history. The Board also considered the Baillie Gifford's risk assessment and monitoring process. The Board considered Baillie Gifford's regulatory history, including whether it was currently involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board noted that the Advisor conducts regular, periodic reviews of Baillie Gifford and its operations, including regarding investment processes and organizational and staffing matters. The Board also noted that the Trust's CCO and his staff conduct regular, periodic compliance reviews with Baillie Gifford and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of Baillie Gifford and procedures reasonably designed by it to assure compliance with the federal securities laws. The Board also took into account the financial condition of Baillie Gifford.

The Board considered Baillie Gifford's investment process and philosophy. The Board took into account that Baillie Gifford's responsibilities include the development and maintenance of an investment program for the fund, that is consistent with the fund's investment objective, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also considered Baillie Gifford's brokerage policies and practices, including with respect to best execution and soft dollars.

Subadvisor compensation. In considering the cost of services to be provided by Baillie Gifford and the profitability to Baillie Gifford of its relationship with the fund, the Board noted that the fees under the Subadvisory Agreement are paid by the Advisor and not the fund.

The Board also relied on the ability of the Advisor to negotiate the Subadvisory Agreement with Baillie Gifford, which is not affiliated with the Advisor, and the fees thereunder at arm's length. As a result, the costs of the services to be provided and the profits to be realized by Baillie Gifford from its relationship with the Trust were not a material factor in the Board's consideration of the Subadvisory Agreement.

The Board also considered information regarding the nature and scope (including their significance to the Advisor and its affiliates and to Baillie Gifford) of any material relationships with respect to Baillie Gifford, which includes arrangements in which Baillie Gifford or its affiliates provide advisory, distribution, or management services in connection with financial products sponsored by the Trust's Advisor or its affiliates, and may include other registered investment companies, a 529 education savings plan, managed separate account, and exempt group annuity contracts sold to qualified plans, if any. The Board also considered information and took into account any other potential conflicts of interest the Advisor might have in connection with the Subadvisory Agreement.

In addition, the Board considered other potential indirect benefits that Baillie Gifford and its affiliates may receive from Baillie Gifford's relationship with the fund, such as the opportunity to provide advisory services to additional funds in the John Hancock fund complex and reputational benefits.

Subadvisory fees. The Board considered that the fund pays an advisory fee to the Advisor and that, in turn, the Advisor pays a subadvisory fee to Baillie Gifford. The Board also considered that the subadvisory fee to be paid to Baillie Gifford for managing the fund is the same fee previously paid to Rainier.

Subadvisor performance. As noted above, the Board considered the fund's performance as compared to the fund's peer group and benchmark under the management of Rainier and noted that the Board reviews information about the fund's performance results at its regularly scheduled meetings. The Board noted the Advisor's expertise and resources in monitoring the performance, investment style, and risk-adjusted performance of Baillie Gifford. The Board also noted Baillie Gifford's long-term performance for similar accounts, as applicable.

The Board's decision to approve the Subadvisory Agreement was based on a number of determinations, including the following:

(1)	Under the subadvisory agreement with Rainier, the fund had consistently underperformed its benchmark index and peer group average over the 1-, 3- and 5-year periods;

42

(2)	A comparable composite managed by Baillie Gifford outperformed the fund's peer group average over the 5- and 10-year periods and outperformed the fund's benchmark index for the 10- year period;
(3)	Baillie Gifford has demonstrated experience managing U.S. equities and is qualified to manage the fund, and has a positive long-term performance track record;
(4)	The subadvisory fees for the fund are paid by the Advisor, not the fund, and approval of the Subadvisory Agreement will not result in any change in the advisory fees for the fund;
(5)	The subadvisory fees rates under the Subadvisory Agreement are the same as the rates under the subadvisory agreement with Rainier;
(6)	The subadvisory fees are reasonable in relation to the level and quality of services being provided; and
(7)	The subadvisory fees contain breakpoints that are reflected as breakpoints in the fund's advisory fees in order to permit shareholders to benefit from economies of scale as the fund grows.
* * *

Based on the Board's evaluation of all factors that the Board deemed to be material, including those factors described above, the Board, including the Independent Trustees, concluded that approval of the Subadvisory Agreement would be in the best interest of the fund and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Subadvisory Agreement.

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Evaluation of Advisory and Subadvisory Agreements by the Board of Trustees

This section describes the evaluation by the Board of Trustees (the Board) of John Hancock Funds III (the Trust) of the Advisory Agreement (the Advisory Agreement) with John Hancock Advisers, LLC (the Advisor) and the Subadvisory Agreement (the Subadvisory Agreement) with Baille Gifford Overseas Limited (the Subadvisor), for John Hancock Select Growth Fund (the fund). The Advisory Agreement and Subadvisory Agreement are collectively referred to as the Agreements. Prior to the June 23-25, 2014 meeting at which the Agreements were approved, the Board also discussed and considered information regarding the proposed continuation of the Agreements at an in-person meeting held on May 27-29, 2014.

Approval of Advisory and Subadvisory Agreements

At in-person meetings held on June 23-25, 2014, the Board, including the Trustees who are not considered to be interested persons of the Trust under the Investment Company Act of 1940, as amended (the 1940 Act) (the Independent Trustees), reapproved for an annual period the continuation of the Advisory Agreement between the Trust and the Advisor and the Subadvisory Agreement between the Advisor and the Subadvisor with respect to the fund.

In considering the Advisory Agreement and the Subadvisory Agreement, the Board received in advance of the meetings a variety of materials relating to the fund, the Advisor and the Subadvisor, including comparative performance, fee and expense information for a peer group of similar funds prepared by an independent third-party provider of fund data, performance information for an applicable benchmark index; and, with respect to the Subadvisor, comparative performance information for comparably managed accounts, as applicable, and other information provided by the Advisor and the Subadvisor regarding the nature, extent and quality of services provided by the Advisor and the Subadvisor under their respective Agreements, as well as information regarding the Advisor's revenues and costs of providing services to the fund and any compensation paid to affiliates of the Advisor. At the meetings at which the renewal of the Advisory Agreement and Subadvisory Agreement are considered, particular focus is given to information concerning fund performance, comparability of fees and total expenses, and profitability. However, the Board notes that the evaluation process with respect to the Advisor and the Subadvisor is an ongoing one. In this regard, the Board also took into account discussions with management and information provided to the Board at prior meetings with respect to the services provided by the Advisor and the Subadvisor to the fund, including quarterly performance reports prepared by management containing reviews of investment results and prior presentations from the Subadvisor with respect to the fund. The Board also considered the nature, quality, and extent of non-advisory services, if any, to be provided to the fund by the Advisor's affiliates, including distribution services.

Throughout the process, the Board asked questions of and requested additional information from management. The Board is assisted by counsel for the Trust and the Independent Trustees are also separately assisted by independent legal counsel throughout the process. The Independent Trustees also received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements and discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

Approval of Advisory Agreement

In approving the Advisory Agreement with respect to the fund, the Board, including the Independent Trustees, considered a variety of factors, including those discussed below. The Board also considered other factors (including conditions and trends prevailing generally in the economy, the securities markets, and the industry) and does not treat any single factor as determinative, and each Trustee may attribute different weights to different factors. The Board's conclusions may be based in part on its consideration of the advisory and subadvisory arrangements in prior years and on the Board's ongoing regular review of fund performance and operations throughout the year.

Nature, extent, and quality of services. Among the information received by the Board from the Advisor relating to the nature, extent, and quality of services provided to the fund, the Board reviewed information provided by the Advisor relating to its operations and personnel, descriptions of its organizational and management structure, and information regarding the

44

Advisor's compliance and regulatory history, including its Form ADV. The Board also noted that on a regular basis it receives and reviews information from the Trust's Chief Compliance Officer (CCO) regarding the fund's compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board also considered the Advisor's risk management processes. The Board considered that the Advisor is responsible for the management of the day-to-day operations of the fund, including, but not limited to, general supervision of and coordination of the services provided by the Subadvisor, and is also responsible for monitoring and reviewing the activities of the Subadvisor and other third-party service providers.

In considering the nature, extent, and quality of the services provided by the Advisor, the Trustees also took into account their knowledge of the Advisor's management and the quality of the performance of the Advisor's duties, through Board meetings, discussions and reports during the preceding year and through each Trustee's experience as a Trustee of the Trust and of the other trusts in the complex.

In the course of their deliberations regarding the Advisory Agreement, the Board considered, among other things:

(a)	the skills and competency with which the Advisor has in the past managed the Trust's affairs and its subadvisory relationship, the Advisor's oversight and monitoring of the Subadvisor's investment performance and compliance programs, such as the Subadvisor's compliance with fund policies and objectives, review of brokerage matters, including with respect to trade allocation and best execution and the Advisor's timeliness in responding to performance issues;
(b)	the background, qualifications and skills of the Advisor's personnel;
(c)	the Advisor's compliance policies and procedures and its responsiveness to regulatory changes and mutual fund industry developments;
(d)	the Advisor's administrative capabilities, including its ability to supervise the other service providers for the fund;
(e)	the financial condition of the Advisor and whether it has the financial wherewithal to provide a high level and quality of services to the fund; and
(f)	the Advisor's reputation and experience in serving as an investment advisor to the Trust and the benefit to shareholders of investing in funds that are part of a family of funds offering a variety of investments.

The Board concluded that the Advisor may reasonably be expected to continue to provide a high quality of services under the Advisory Agreement with respect to the fund.

Investment performance. In considering the fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the fund's performance results. In connection with the consideration of the Advisory Agreement, the Board:

(a)	reviewed information prepared by management regarding the fund's performance;
(b)	considered the comparative performance of an applicable benchmark index;
(c)	considered the performance of comparable funds, if any, as included in the report prepared by an independent third-party provider of fund data; and
(d)	took into account the Advisor's analysis of the fund's performance and its plans and recommendations regarding the Trust's subadvisory arrangements generally.

The Board noted that the fund underperformed its benchmark index and its peer group average for the one-, three- and five-year periods ended December 31, 2013. The Board took into account management's discussion of the factors that contributed to the fund's performance and noted that the Subadvisor replaced the fund's prior subadvisor effective April 17, 2014. The Board concluded that the fund's performance is being monitored and reasonably addressed.

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Fees and expenses. The Board reviewed comparative information prepared by an independent third-party provider of mutual fund data, including, among other data, the fund's contractual and net management fees (and subadvisory fees, to the extent available) and total expenses as compared to similarly situated investment companies deemed to be comparable to the fund. The Board considered the fund's ranking within a smaller group of peer funds chosen by the independent third-party provider, as well as the fund's ranking within a broader group of funds. In comparing the fund's contractual and net management fees to those of comparable funds, the Board noted that such fees include both advisory and administrative costs. The Board noted that net management fees and total expenses for the fund are higher than the peer group median.

The Board took into account management's discussion of the fund's expenses. The Board also took into account management's discussion with respect to the advisory/subadvisory fee structure, including the amount of the advisory fee retained by the Advisor after payment of the subadvisory fee. The Board also noted that the Advisor pays the subadvisory fee, and that such fees are negotiated at arm's length with respect to the Subadvisor. In addition, the Board took into account that management had agreed, effective July 1, 2014, to implement an overall fee waiver across the complex, including the fund, which is discussed further below. The Board also noted actions taken over the past several years to reduce the fund's operating expenses. The Board also noted that, in addition, the Advisor is currently waiving fees and/or reimbursing expenses with respect to the fund and that the fund has breakpoints in its contractual management fee schedule that reduce management fees as assets increase. The Board also noted that the fund's distributor, an affiliate of the Advisor, has agreed to waive a portion of its Rule 12b-1 fee for a share class of the fund. The Board reviewed information provided by the Advisor concerning the investment advisory fee charged by the Advisor or one of its advisory affiliates to other clients (including other funds in the complex) having similar investment mandates, if any. The Board considered any differences between the Advisor's and Subadvisor's services to the fund and the services they provide to other comparable clients or funds. The Board concluded that the advisory fee paid with respect to the fund is reasonable.

Profitability/indirect benefits. In considering the costs of the services to be provided and the profits to be realized by the Advisor and its affiliates from the Advisor's relationship with the Trust, the Board:

(a)	reviewed financial information of the Advisor;
(b)	reviewed and considered information presented by the Advisor regarding the net profitability to the Advisor and its affiliates with respect to the fund;
(c)	received and reviewed profitability information with respect to the John Hancock fund complex as a whole;
(d)	received information with respect to the Advisor's allocation methodologies used in preparing the profitability data;
(e)	considered that the John Hancock insurance companies that are affiliates of the Advisor, as shareholders of the Trust directly or through their separate accounts, receive certain tax credits or deductions relating to foreign taxes paid and dividends received by certain funds of the Trust and noted that these tax benefits, which are not available to participants in qualified retirement plans under applicable income tax law, are reflected in the profitability analysis reviewed by the Board;
(f)	considered that the Advisor also provides administrative services to the fund on a cost basis pursuant to an administrative services agreement;
(g)	noted that affiliates of the Advisor provide transfer agency services and distribution services to the fund, and that the fund's distributor also receives Rule 12b-1 payments to support distribution of the fund;
(h)	noted that the Advisor also derives reputational and other indirect benefits from providing advisory services to the fund;
(i)	noted that the subadvisory fee for the fund is paid by the Advisor and is negotiated at arm's length; and
(j)	considered that the Advisor should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the fund and the entrepreneurial risk that it assumes as Advisor.

46

Based upon its review, the Board concluded that the level of profitability, if any, of the Advisor and its affiliates from their relationship with the fund was reasonable and not excessive.

Economies of scale. In considering the extent to which economies of scale would be realized as the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders, the Board:

(a)	considered that the Advisor has agreed, effective July 1, 2014, to waive a portion of its management fee for the fund and each of the other John Hancock funds in the complex (except for those discussed below) (the Participating Portfolios) or otherwise reimburse the expenses of the Participating Portfolios as follows (the Reimbursement):
The Reimbursement shall equal, on an annualized basis, 0.01% of that portion of the aggregate net assets of all the Participating Portfolios that exceed $75 billion but is less than or equal to $125 billion, 0.0125% of that portion of the aggregate net assets of all the Participating Portfolios that exceed $125 billion but is less than or equal to $150 billion and 0.015% of that portion of the aggregate net assets of all the Participating Portfolios that exceeds $150 billion. (The funds that are not Participating Portfolios are the funds of funds in the complex, which benefit from such overall management fee waiver through their investment in underlying portfolios that include Participating Portfolios, which are subject to the Reimbursement.)
(b)	reviewed the fund's advisory fee structure and concluded that: (i) the fund's fee structure contains breakpoints at the subadvisory fee level and that such breakpoints are reflected as breakpoints in the advisory fees for the fund; and (ii) although economies of scale cannot be measured with precision, these arrangements permit shareholders of the fund to benefit from economies of scale if the fund grows. The Board also took into account management's discussion of the fund's advisory fee structure; and
(c)	the Board also considered the effect of the fund's growth in size on its performance and fees. The Board also noted that if the fund's assets increase over time, the fund may realize other economies of scale.

Approval of Subadvisory Agreement

In making its determination with respect to approval of the Subadvisory Agreement, the Board reviewed:

(1)	information relating to the Subadvisor's business, including current subadvisory services to the Trust (and other funds in the John Hancock family of funds);
(2)	the historical and current performance of the fund and comparative performance information relating to an applicable benchmark index and comparable funds;
(3)	the subadvisory fee for the fund, including any breakpoints, and to the extent available, comparable fee information prepared by an independent third party provider of fund data; and
(4)	Information relating to the nature and scope of any material relationships and their significant to the Trust's Advisor and Subadvisor.

Nature, extent, and quality of services. With respect to the services provided by the Subadvisor, the Board received information provided to the Board by the Subadvisor, including the Subadvisor's Form ADV, as well as took into account information presented throughout the past year. The Board considered the Subadvisor's current level of staffing and its overall resources, as well as received information relating to the Subadvisor's compensation program. The Board reviewed the Subadvisor's history and investment experience, as well as information regarding the qualifications, background, and responsibilities of the Subadvisor's investment and compliance personnel who provide services to the fund. The Board also considered, among other things, the Subadvisor's compliance program and any disciplinary history. The Board also considered the Subadvisor's risk assessment and monitoring process. The Board reviewed the Subadvisor's regulatory history, including whether it was involved in any regulatory actions or investigations as well as material litigation, and any

47

settlements and amelioratory actions undertaken, as appropriate. The Board noted that the Advisor conducts regular, periodic reviews of the Subadvisor and its operations, including regarding investment processes and organizational and staffing matters. The Board also noted that the Trust's CCO and his staff conduct regular, periodic compliance reviews with the Subadvisor and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Subadvisor and procedures reasonably designed to assure compliance with the federal securities laws. The Board also took into account the financial condition of the Subadvisor.

The Board considered the Subadvisor's investment process and philosophy. The Board took into account that the Subadvisor's responsibilities include the development and maintenance of an investment program for the fund that is consistent with the fund's investment objective, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also received information with respect to the Subadvisor's brokerage policies and practices, including with respect to best execution and soft dollars.

Subadvisor compensation. In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the fund, the Board noted that the fees under the Subadvisory Agreement are paid by the Advisor and not the fund.

The Board also relied on the ability of the Advisor to negotiate the Subadvisory Agreement with the Subadvisor, which is not affiliated with the Advisor, and the fees thereunder at arm's length. As a result, the costs of the services to be provided and the profits to be realized by the Subadvisor from its relationship with the Trust were not a material factor in the Board's consideration of the Subadvisory Agreement.

The Board also received information regarding the nature and scope (including their significance to the Advisor and its affiliates and to the Subadvisor) of any material relationships, if any, with respect to the Subadvisor, which include arrangements in which the Subadvisor or its affiliates provide advisory, distribution, or management services in connection with financial products sponsored by the Advisor or its affiliates, and may include other registered investment companies, a 529 education savings plan, managed separate accounts and exempt group annuity contracts sold to qualified plans. The Board also received information and took into account any other potential conflicts of interest the Advisor might have in connection with the Subadvisory Agreement.

In addition, the Board considered other potential indirect benefits that the Subadvisor and its affiliates may receive from the Subadvisor's relationship with the fund, such as the opportunity to provide advisory services to additional funds in the John Hancock fund complex and reputational benefits.

Subadvisory fees. The Board considered that the fund pays an advisory fee to the Advisor and that, in turn, the Advisor pays a subadvisory fee to the Subadvisor. As noted above, the Board also considered the fund's subadvisory fee as compared to similarly situated investment companies deemed to be comparable to the fund as included in the report prepared by the independent third party provider of fund data, to the extent available. The Board noted that the limited size of the Lipper peer group was not sufficient for comparative purposes. The Board also took into account the subadvisory fees paid by the Advisor to the Subadvisor with respect to the fund to fees charged by the Subadvisor to manage other subadvised portfolios and portfolios not subject to regulation under the 1940 Act, as applicable.

Subadvisor performance. As noted above, the Board considered the fund's performance as compared to the fund's peer group and the benchmark index and noted that the Board reviews information about the fund's performance results at its regularly scheduled meetings. The Board noted the Advisor's expertise and resources in monitoring the performance, investment style and risk-adjusted performance of the Subadvisor. The Board was mindful of the Advisor's focus on the Subadvisor's performance. The Board also noted the Subadvisor's long-term performance record for similar accounts, as applicable.

The Board's decision to approve the Subadvisory Agreement was based on a number of determinations, including the following:

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(1)	the Subadvisor has extensive experience and demonstrated skills as a manager;
(2)	the performance of the fund is being monitored and reasonably addressed;
(3)	the subadvisory fee is reasonable in relation to the level and quality of services being provided; and
(4)	subadvisory fee breakpoints are reflected as breakpoints in the advisory fees for the fund in order to permit shareholders to benefit from economies of scale if the fund grows.
* * *

Based on the Board's evaluation of all factors that the Board deemed to be material, including those factors described above, the Board, including the Independent Trustees, concluded that renewal of the Advisory Agreement and the Subadvisory Agreement would be in the best interest of the fund and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Advisory Agreement and Subadvisory Agreement for an additional one-year period.

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More information

Trustees

James M. Oates, Chairperson
Steven R. Pruchansky, Vice Chairperson
Charles L. Bardelis*
Craig Bromley†
Peter S. Burgess*
William H. Cunningham
Grace K. Fey
Theron S. Hoffman*
Deborah C. Jackson
Hassell H. McClellan
Gregory A. Russo
Warren A. Thomson†

Officers

Andrew G. Arnott
President

John J. Danello
Senior Vice President, Secretary,
and Chief Legal Officer

Francis V. Knox, Jr.
Chief Compliance Officer

Charles A. Rizzo
Chief Financial Officer

Salvatore Schiavone
Treasurer

Investment advisor

John Hancock Advisers, LLC

Subadvisor

Baillie Gifford Overseas Limited (BG Overseas)

Principal distributor

John Hancock Funds, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

John Hancock Signature Services, Inc.

Legal counsel

K&L Gates LLP

*Member of the Audit Committee
†Non-Independent Trustee

The fund's proxy voting policies and procedures, as well as the fund's proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.

The fund's complete list of portfolio holdings, for the first and third fiscal quarters, is filed with the SEC on Form N-Q. The fund's Form N-Q is available on our website and the SEC's website, sec.gov, and can be reviewed and copied (for a fee) at the SEC's Public Reference Room in Washington, DC. Call 800-SEC-0330 to receive information on the operation of the SEC's Public Reference Room.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-225-5291.

You can also contact us:
800-225-5291 jhinvestments.com	Regular mail: John Hancock Signature Services, Inc. P.O. Box 55913 Boston, MA 02205-5913	Express mail: John Hancock Signature Services, Inc. 30 Dan Road Canton, MA 02021

50

Family of funds

DOMESTIC EQUITY FUNDS

Balanced

Classic Value

Disciplined Value

Disciplined Value Mid Cap

Fundamental All Cap Core

Fundamental Large Cap Core

Fundamental Large Cap Value

Large Cap Equity

Select Growth

Small Cap Equity

Small Cap Value

Small Company

Strategic Growth

U.S. Equity

U.S. Global Leaders Growth

Value Equity

GLOBAL/INTERNATIONAL EQUITY FUNDS

Disciplined Value International

Emerging Markets

Global Equity

Global Opportunities

Global Shareholder Yield

Greater China Opportunities

International Core

International Growth

International Growth Equity

International Small Company

International Value Equity

INCOME FUNDS

Bond

California Tax-Free Income

Core High Yield

Emerging Markets Debt

Floating Rate Income

Focused High Yield

Global Income

Government Income

High Yield Municipal Bond

Income

Income Allocation

INCOME FUNDS (continued)

Investment Grade Bond

Massachusetts Tax-Free Income

Money Market

New York Tax-Free Income

Short Duration Credit Opportunities

Strategic Income Opportunities

Tax-Free Bond

ALTERNATIVE/SPECIALTY FUNDS

Absolute Return Currency

Alternative Asset Allocation

Enduring Equity

Financial Industries

Global Absolute Return Strategies

Global Conservative Absolute Return

Natural Resources

Redwood

Regional Bank

Seaport

Technical Opportunities

ASSET ALLOCATION PORTFOLIOS

Lifestyle Aggressive

Lifestyle Balanced

Lifestyle Conservative

Lifestyle Growth

Lifestyle Moderate

Retirement Choices (2010-2055)

Retirement Living (2010-2055)

Retirement Living II (2010-2055)

CLOSED-END FUNDS

Financial Opportunities

Hedged Equity & Income

Income Securities Trust

Investors Trust

Preferred Income

Preferred Income II

Preferred Income III

Premium Dividend

Tax-Advantaged Dividend Income

Tax-Advantaged Global Shareholder Yield Fund

The fund's investment objective, risks, charges, and expenses are included in the prospectuses and should be considered carefully before investing. For a prospectus, call your financial professional, call John Hancock Investments at 800-225-5291, or visit the fund's website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

51

John Hancock Investments

A trusted brand

John Hancock has helped individuals and institutions build and protect wealth since 1862. Today, we are one of America's strongest and most-recognized brands.

A better way to invest

As a manager of managers, we search the world to find proven portfolio teams with specialized expertise for every fund we offer, then apply vigorous investment oversight to ensure they continue to meet our uncompromising standards.

Results for investors

Our unique approach to asset management has led to a diverse set of investments deeply rooted in investor needs, along with strong risk-adjusted returns across asset classes.

John Hancock Funds, LLC ■ Member FINRA, SIPC 601 Congress Street ■ Boston, MA 02210-2805 800-225-5291 ■ jhinvestments.com
This report is for the information of the shareholders of John Hancock Select Growth Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
MF202367	334SA 09/14 11/14

John Hancock

Disciplined Value Fund
Semiannual report 9/30/14

A message to shareholders

Dear fellow shareholder,

The economic expansion that began in 2009 continues, with moderate GDP growth in the United States and the unemployment rate down considerably from its peak. However, the scene outside the United States had become decidedly less robust by the end of September. China's economy, a key driver of global demand, was slowing, Japan's GDP contracted in the second quarter, and the International Monetary Fund warned of another eurozone recession unless more is done to stimulate economic growth there. Meanwhile, bond markets around the world have turned in positive performance as investors pursue yield where they can find it, and the risks of rising interest rates and central bank tightening have been pushed out further into the future.

In the absence of pronounced market dislocations, we believe investors are well served by sticking to a commonsense, diversified approach, one that includes a mix of equities, fixed-income, and alternative strategies that can offer added diversification potential. Although events like those taking place in Ukraine and the Middle East serve as reminders that all market environments carry risk, we believe the biggest risk investors face in today's market is not staying invested.

A new look

I am pleased to introduce you to our redesigned shareholder reports. As part of an effort to elevate the educational substance in our communications, we undertook an effort to make our reports more engaging and easier to navigate. Included in the changes are a performance snapshot that shows your fund's performance against that of its benchmark, and a Q&A with your fund's lead portfolio manager. We hope these enhancements give you better insight into your fund's activity and performance.

On behalf of everyone at John Hancock Investments, I'd like to take this opportunity to thank you for the continued trust you've placed in us.

Sincerely,

Andrew G. Arnott
President and Chief Executive Officer
John Hancock Investments

This commentary reflects the CEO's views as of September 30, 2014. They are subject to change at any time. For more up-to-date information, you can visit our website at jhinvestments.com.

John Hancock
Disciplined Value Fund

2	Your fund at a glance
4	Discussion of fund performance
8	A look at performance
10	Your expenses
12	Fund's investments
16	Financial statements
20	Financial highlights
32	Notes to financial statements
40	Continuation of investment advisory and subadvisory agreements
46	More information

1

Your fund at a glance

INVESTMENT OBJECTIVE

The fund seeks to provide long-term growth of capital primarily through investments in equity securities. Current income is a secondary objective.

AVERAGE ANNUAL TOTAL RETURNS AS OF 9/30/14 (%)

See page 8 for more complete performance information.

On 12-19-08, through a reorganization, the fund acquired all of the assets of Robeco Boston Partners Large Cap Value Fund (the predecessor fund). On that date, the predecessor fund's Investor class shares were exchanged for Class A shares and its Institutional class shares were exchanged for Class I shares of John Hancock Disciplined Value Fund. Class A shares were first offered on 12-22-08. Class A shares' performance shown above for periods prior to this date is that of the predecessor fund's Investor share class that has been recalculated to reflect the gross fees and expenses of Class A shares.

Russell 1000 Value Index is an unmanaged index containing those securities in the Russell 1000 Index with a lower price-to-book ratio and less-than-average growth orientation. It is not possible to invest directly in an index.

Figures from Morningstar, Inc. include reinvested distributions and do not take into account sales charges. Actual load-adjusted performance is lower.

The past performance shown here reflects reinvested distributions and the beneficial effect of any expense reductions, and does not guarantee future results. Returns for periods shorter than one year are cumulative, and results for other share classes will vary. Shares will fluctuate in value and, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance cited, and can be found at jhinvestments.com or by calling 800-225-5291. For further information on the fund's objectives, risks, and strategy, see the fund's prospectuses.

2

PERFORMANCE HIGHLIGHTS OVER THE LAST SIX MONTHS

Fund overcame sluggish April

The market's bigger laggards from earlier months were disproportionately rewarded in April, while stronger performers were penalized, detracting from the fund's performance for the period.

Information technology sector weighed on performance

Stock selection in the information technology sector was the most significant detractor to the fund's relative performance for the period.

Market appeared fully valued

Investors seemed to have a more balanced assessment of market risks.

PORTFOLIO COMPOSITION AS OF 9/30/14 (%)

A note about risks

Value stocks may decline in price. Foreign investing has additional risks, such as currency and market volatility and political and social instability. Large company stocks could fall out of favor, and illiquid securities may be difficult to sell at a price approximating their value. Sector investing is subject to greater risks than the market as a whole. Because the fund may focus on particular sectors of the economy, its performance may depend on the performance of those sectors, and investments focused in one sector may fluctuate more widely than investments diversified across sectors. Please see the fund's prospectuses for additional risks.

3

Discussion of fund performance

An interview with Portfolio Manager Mark E. Donovan, CFA, Robeco Investment Management, Inc.

 Mark E. Donovan, CFA
Portfolio Manager
Robeco Investment Management, Inc.

The fund underperformed its benchmark index. What factors contributed to this?

The U.S. equity market's reversal in April drove the relative performance environment for the six-month period. It disproportionately rewarded the market's bigger laggards from the prior periods, while penalizing stocks that had been stronger performers. This presented a very difficult environment for the fund, given its performance advantage over the market coming into April. After April, the fund generally performed in line with the benchmark index, the Russell 1000 Value Index, as the market found its footing.

The fund's holdings underperformed the benchmark for the period, with information technology, healthcare, and energy positions the main detractors.

Can you discuss some of the stocks that detracted the most from the fund's performance?

Within technology, the main detractor from the fund's overall relative performance was our decision not to invest in semiconductor company Intel Corp. The stock posted a strong return on better-than-expected results but the fund does not hold it because we believe it is expensive on a free cash flow basis and is not well-positioned competitively. It has too much exposure to the declining PC market and too little to growth markets such as mobile technologies.

In the energy sector, holding EQT Corp. was the largest detractor from relative performance. The independent exploration and production business missed production expectations, putting near-term pressure on the share price of a fundamentally well-positioned company.

Within the healthcare sector, pharmacy benefit management business Express Scripts Holding Company was the largest detractor from relative performance, lagging a strong sector. The company appears to be moving past integration issues and the loss of a large contract, which, we believe, should enable management to redouble its focus on the business's longer-term growth prospects.

4

"We have maintained the fund's overweight in information technology where the fund owns stock-specific opportunities that appear inexpensive relative to their midcycle earnings power and free cash flow characteristics."

What factors aided the fund's performance?

We manage a prudently diversified fund that is constructed from the bottom up upon valuation, quality, and whether there is a catalyst for growth. The fund's performance was driven by diverse businesses. For example, top contributors for the period included Apple, Inc., media business Time Warner, Inc., aerospace and defense business Lockheed Martin Corp., and credit card company Discover Financial Services.

These results were grounded in stock-specific factors. For instance, Apple reported solid business momentum, which should also benefit from its iPhone 6 products. In the meantime, management astutely returned excess free cash flow to shareholders in the form of stock buybacks and an increase in the dividend. Lockheed Martin raised guidance on stronger operating performance and the resolution of important pension plan issues. Shareholder-friendly management did a good job allocating capital while positioning the business for longer-term growth across key markets. With a very solid balance sheet and strong credit trends, Discover Financial has been unlocking value through share buybacks as growth conditions improve.

SECTOR COMPOSITION AS OF 9/30/14 (%)

5

"The fund's overweight position in credit-sensitive companies is grounded in top-tier banks, whose valuations and earnings power create an attractive risk/return opportunity."

How was the fund positioned at the end of the period?

We have maintained the fund's overweight in information technology where the fund owns stock-specific opportunities that appear inexpensive relative to their midcycle earnings power and free cash flow characteristics.

The fund's overweight position in credit-sensitive companies is grounded in top-tier banks, whose valuations and earnings power create an attractive risk/return opportunity.

The fund remains underweight in sectors that have bond-like traits, such as real estate investment trusts, utilities, and telecoms for valuation reasons. In addition, utilities often incur adverse interest-rate risk. With declining fundamentals, telecoms face an uphill battle over time.

U.S. equity valuations have become modestly more attractive over the past three months and continue to look appealing relative to U.S. government and corporate bonds. It appears the price-to-earnings multiple expansion phase of the market has run its course, and we would expect equity returns to more or less match earnings growth plus dividends over the near term.

We view the market as fully valued but not overly stretched. Currently, investors seem to have a more balanced assessment of market risks. We remain positive on the U.S. equity market.

TEN LARGEST HOLDINGS AS OF 9/30/14 (%)

Exxon Mobil Corp.	3.9
Wells Fargo & Company	3.9
Berkshire Hathaway, Inc., Class B	3.9
JPMorgan Chase & Company	3.7
Citigroup, Inc.	3.3
Capital One Financial Corp.	2.9
Pfizer, Inc.	2.8
Johnson & Johnson	2.7
Apple, Inc.	2.4
CVS Health Corp.	2.3
TOTAL	31.8
As a percentage of net assets.
Cash and cash equivalents are not included.

6

MANAGED BY

Mark E. Donovan, CFA On the fund and its predecessor since inception Investing since 1981
David J. Pyle, CFA On the fund and its predecessor since 2005 Investing since 1995

The views expressed in this report are exclusively those of Mark E. Donovan, CFA, Robeco Investment Management, Inc., and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund's investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

7

A look at performance

TOTAL RETURNS FOR THE PERIOD ENDED SEPTEMBER 30, 2014

Average annual total returns (%) with maximum sales charge					Cumulative total returns (%) with maximum sales charge
	1-year	5-year	10-year	Since inception	6-month	1-year	5-year	10-year	Since inception
Class A1	10.23	13.63	8.50	—	-2.64	10.23	89.44	126.09	—
Class B1	10.06	13.59	8.03	—	-2.94	10.06	89.12	116.59	—
Class C1	14.10	13.88	8.06	—	1.11	14.10	91.57	117.09	—
Class I1,2	16.37	15.18	9.44	—	2.66	16.37	102.75	146.38	—
Class I2[1,2]	16.33	15.20	9.32	—	2.60	16.33	102.93	143.71	—
Class R1[1,2]	15.49	14.33	8.64	—	2.28	15.49	95.32	129.05	—
Class R2[1,2]	15.82	14.52	8.82	—	2.44	15.82	96.97	132.92	—
Class R3[1,2]	15.67	14.46	8.75	—	2.33	15.67	96.44	131.39	—
Class R4[1,2]	16.09	14.87	9.11	—	2.49	16.09	100.01	139.11	—
Class R5[1,2]	16.47	15.23	9.44	—	2.71	16.47	103.11	146.44	—
Class R6[1,2]	16.49	15.22	9.48	—	2.65	16.49	103.06	147.37	—
Class NAV[2,3]	16.42	15.28	—	18.03	2.65	16.42	103.64	—	142.45
Index 1†	18.89	15.26	7.84	—	4.90	18.89	103.38	112.71	—
Index 2†	19.73	15.70	8.11	—	6.42	19.73	107.30	118.04	—

Performance figures assume all distributions have been reinvested. Figures reflect maximum sales charge on Class A shares of 5%, and the applicable contingent deferred sales charge (CDSC) on Class B and Class C shares. The Class B shares' CDSC declines annually between years 1 to 6 according to the following schedule: 5%, 4%, 3%, 3%, 2%, 1%. No sales charge will be assessed after the sixth year. Class C shares sold within one year of purchase are subject to a 1% CDSC. Sales charges are not applicable to Class I, Class I2, Class R1, Class R2, Class R3, Class R4, Class R5, Class R6, and Class NAV shares.

The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the fund and may differ from those disclosed in the Financial highlights tables in this report. Had the fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:

	Class A	Class B	Class C	Class I	Class I2	Class R1	Class R2	Class R3	Class R4	Class R5	Class R6	Class NAV
Gross (%)	1.11	1.95	1.87	0.84	0.88	1.66	1.38	1.59	1.12	0.79	0.74	0.71
Net (%)	1.11	1.95	1.87	0.84	0.85	1.57	1.32	1.47	1.02	0.79	0.71	0.71

Please refer to the most recent prospectuses and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, the fund's current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800-225-5291 or visit the fund's website at jhinvestments.com.

The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The fund's performance results reflect any applicable fee waivers or expense reductions, without which the expenses increase and results would have been less favorable.

†	Index 1 is the Russell 1000 Value Index; Index 2 is the S&P 500 Index.

See the following page for footnotes.

8

This chart and table show what happened to a hypothetical $10,000 investment in John Hancock Disciplined Value Fund for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we've shown the same investment in two separate indexes.

	Start date	With maximum sales charge ($)	Without sales charge ($)	Index 1 ($)	Index 2 ($)
Class B1,4	9-30-04	21,659	21,659	21,271	21,804
Class C1,4	9-30-04	21,709	21,709	21,271	21,804
Class I1,2	9-30-04	24,638	24,638	21,271	21,804
Class I2[1,2]	9-30-04	24,371	24,371	21,271	21,804
Class R1[1,2]	9-30-04	22,905	22,905	21,271	21,804
Class R2[1,2]	9-30-04	23,292	23,292	21,271	21,804
Class R3[1,2]	9-30-04	23,139	23,139	21,271	21,804
Class R4[1,2]	9-30-04	23,911	23,911	21,271	21,804
Class R5[1,2]	9-30-04	24,644	24,644	21,271	21,804
Class R6[1,2]	9-30-04	24,737	24,737	21,271	21,804
Class NAV[2]	5-29-09	24,245	24,245	24,174	24,339

Russell 1000 Value Index - Index 1 - is an unmanaged index containing those securities in the Russell 1000 Index with a lower price-to-book ratio and less-than-average growth orientation.

S&P 500 Index - Index 2 - is an unmanaged index that includes 500 widely traded common stocks.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would have resulted in lower values.

Footnotes related to performance pages

1	On 12-19-08, through a reorganization, the fund acquired all of the assets of Robeco Boston Partners Large Cap Value Fund (the predecessor fund). On that date, the predecessor fund's Investor shares were exchanged for Class A shares and its Institutional shares were exchanged for Class I shares of John Hancock Disciplined Value Fund. Class A, Class B, and Class C shares were first offered on 12-22-08. The returns prior to this date are those of the predecessor fund's Investor shares that have been recalculated to reflect the gross fees and expenses of Class A, Class B, and Class C shares, as applicable. Class I and Class I2 shares were first offered on 12-22-08. The returns prior to this date are those of the predecessor fund's institutional shares that have been recalculated to reflect the gross fees and expenses of Class I and Class I2 shares, as applicable. Class R3, Class R4, and Class R5 shares were first offered on 5-22-09; Class R1 shares were first offered on 7-13-09; Class R6 shares were first offered on 9-1-11; and Class R2 shares were first offered on 3-1-12. The returns prior to these dates are those of Class A shares that have been recalculated to apply the gross fees and expenses of Class R3, Class R4, Class R5, Class R1, Class R6, and Class R2 shares, as applicable.
2	For certain types of investors, as described in the fund's prospectuses.
3	From 5-29-09.
4	The contingent deferred sales charge is not applicable.

9

Your expenses

These examples are intended to help you understand your ongoing operating expenses of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds.

Understanding fund expenses

As a shareholder of the fund, you incur two types of costs:

•	Transaction costs, which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.
•	Ongoing operating expenses, including management fees, distribution and service fees (if applicable), and other fund expenses.

We are presenting only your ongoing operating expenses here.

Actual expenses/actual returns

This example is intended to provide information about the fund's actual ongoing operating expenses, and is based on the fund's actual return. It assumes an account value of $1,000.00 on April 1, 2014, with the same investment held until September 30, 2014.

	Account value on 4-1-2014	Ending value on 9-30-2014	Expenses paid during period ended 9-30-2014[1]	Annualized expense ratio
Class A	$1,000.00	$1,024.80	$5.43	1.07%
Class B	1,000.00	1,020.60	9.57	1.89%
Class C	1,000.00	1,021.10	9.27	1.83%
Class I	1,000.00	1,026.60	4.12	0.81%
Class I2	1,000.00	1,026.00	4.22	0.83%
Class R1	1,000.00	1,022.80	7.76	1.53%
Class R2	1,000.00	1,024.40	6.24	1.23%
Class R3	1,000.00	1,023.30	7.20	1.42%
Class R4	1,000.00	1,024.90	4.97	0.98%
Class R5	1,000.00	1,027.10	3.61	0.71%
Class R6	1,000.00	1,026.50	3.51	0.69%
Class NAV	1,000.00	1,026.50	3.51	0.69%

Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at September 30, 2014, by $1,000.00, then multiply it by the "expenses paid" for your share class from the table above. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:

10

Hypothetical example for comparison purposes

This table allows you to compare the fund's ongoing operating expenses with those of any other fund. It provides an example of the fund's hypothetical account values and hypothetical expenses based on each class's actual expense ratio and an assumed 5% annualized return before expenses (which is not the fund's actual return). It assumes an account value of $1,000.00 on April 1, 2014, with the same investment held until September 30, 2014. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

	Account value on 4-1-2014	Ending value on 9-30-2014	Expenses paid during period ended 9-30-2014[1]	Annualized expense ratio
Class A	$1,000.00	$1,019.70	$5.42	1.07%
Class B	1,000.00	1,015.60	9.55	1.89%
Class C	1,000.00	1,015.90	9.25	1.83%
Class I	1,000.00	1,021.00	4.10	0.81%
Class I2	1,000.00	1,020.90	4.20	0.83%
Class R1	1,000.00	1,017.40	7.74	1.53%
Class R2	1,000.00	1,018.90	6.23	1.23%
Class R3	1,000.00	1,017.90	7.18	1.42%
Class R4	1,000.00	1,020.20	4.96	0.98%
Class R5	1,000.00	1,021.50	3.60	0.71%
Class R6	1,000.00	1,021.60	3.50	0.69%
Class NAV	1,000.00	1,021.60	3.50	0.69%

Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectuses for details regarding transaction costs.

1	Expenses are equal to the fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

11

Fund's investments

As of 9-30-14 (Unaudited)
	Shares	Value
Common Stocks 96.0%		$11,010,196,267
(Cost $9,626,806,422)
Consumer Discretionary 10.7%		1,224,651,875
Auto Components 0.6%
Lear Corp.	739,752	63,921,970
Diversified Consumer Services 0.5%
Apollo Education Group, Inc. (I)	2,136,215	53,725,807
Hotels, Restaurants & Leisure 0.4%
Six Flags Entertainment Corp.	1,300,415	44,721,272
Media 7.7%
Comcast Corp., Class A	4,335,453	233,160,662
Liberty Global PLC, Series C (I)	4,096,346	168,011,631
Liberty Media Corp. (I)	1,991,537	93,582,324
Liberty Media Corp., Series A (I)	995,851	46,984,250
News Corp., Class A (I)	2,346,031	38,357,607
Omnicom Group, Inc.	672,981	46,341,472
Scripps Networks Interactive, Inc., Class A	722,235	56,399,331
Time Warner, Inc.	2,360,661	177,545,314
Time, Inc. (I)	1,229,415	28,805,193
Multiline Retail 0.6%
Macy's, Inc.	1,202,160	69,941,669
Specialty Retail 0.9%
The Home Depot, Inc.	1,124,410	103,153,373
Consumer Staples 3.0%		348,937,945
Food & Staples Retailing 2.2%
CVS Health Corp.	3,244,529	258,232,063
Food Products 0.8%
Tyson Foods, Inc., Class A	2,303,934	90,705,882
Energy 12.9%		1,476,593,633
Energy Equipment & Services 1.0%
Schlumberger, Ltd.	1,070,465	108,855,586
Oil, Gas & Consumable Fuels 11.9%
Energen Corp.	641,120	46,314,509
EOG Resources, Inc.	795,316	78,752,190
EQT Corp.	1,109,650	101,577,361
Exxon Mobil Corp.	4,796,671	451,126,908
Marathon Petroleum Corp.	1,128,565	95,555,599
Occidental Petroleum Corp.	1,688,243	162,324,564
Phillips 66	2,987,525	242,915,658
QEP Resources, Inc.	3,221,525	99,158,540

12SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Energy (continued)
Oil, Gas & Consumable Fuels (continued)
Rice Energy, Inc. (I)	790,799	$21,035,253
Valero Energy Corp.	1,490,760	68,977,465
Financials 27.5%		3,154,384,247
Banks 13.0%
BB&T Corp.	2,356,094	87,670,258
Citigroup, Inc.	7,384,506	382,665,101
Fifth Third Bancorp	7,616,252	152,477,365
JPMorgan Chase & Company	6,980,192	420,486,766
Wells Fargo & Company	8,577,559	$444,917,985
Consumer Finance 4.3%
Capital One Financial Corp.	4,083,248	333,274,702
Discover Financial Services	2,416,614	155,605,775
Diversified Financial Services 3.9%
Berkshire Hathaway, Inc., Class B (I)	3,218,442	444,595,578
Insurance 6.0%
ACE, Ltd.	1,542,812	161,794,694
MetLife, Inc.	1,320,548	70,939,839
Prudential Financial, Inc.	1,198,150	105,365,311
The Allstate Corp.	3,165,047	194,238,934
The Travelers Companies, Inc.	1,311,745	123,225,325
Validus Holdings, Ltd.	933,935	36,554,216
Real Estate Investment Trusts 0.3%
American Homes 4 Rent, Class A	2,402,155	40,572,398
Health Care 14.5%		1,666,960,124
Health Care Equipment & Supplies 2.5%
Covidien PLC	956,899	82,781,332
Medtronic, Inc. (L)	2,105,325	130,424,884
Zimmer Holdings, Inc.	787,310	79,164,021
Health Care Providers & Services 3.9%
Express Scripts Holding Company (I)	2,207,597	155,922,576
Laboratory Corp. of America Holdings (I)	781,475	79,515,081
McKesson Corp.	214,682	41,792,145
Omnicare, Inc. (L)	1,550,565	96,538,177
Quest Diagnostics, Inc.	1,212,455	73,571,769
Pharmaceuticals 8.1%
AbbVie, Inc.	1,695,565	97,935,834
Johnson & Johnson	2,906,487	309,802,449
Pfizer, Inc.	11,031,147	326,191,017
Sanofi, ADR	808,654	45,632,345
Shire PLC, ADR	181,875	47,114,719

SEE NOTES TO FINANCIAL STATEMENTS13

	Shares	Value
Health Care (continued)
Pharmaceuticals (continued)
Teva Pharmaceutical Industries, Ltd., ADR	1,871,140	$100,573,775
Industrials 7.4%		851,857,080
Aerospace & Defense 4.0%
Honeywell International, Inc.	793,219	73,864,553
Lockheed Martin Corp.	1,227,317	224,329,001
Raytheon Company	1,555,740	158,094,299
Airlines 1.0%
Delta Air Lines, Inc.	2,212,790	79,992,359
United Continental Holdings, Inc. (I)	804,165	37,626,880
Electrical Equipment 0.5%
Emerson Electric Company	848,145	53,076,914
Machinery 1.0%
Crane Company	1,015,485	64,188,807
Dover Corp.	683,446	54,901,217
Parker Hannifin Corp.	4,980	568,467
Road & Rail 0.9%
Norfolk Southern Corp.	942,783	105,214,583
Information Technology 14.8%		1,695,535,602
Communications Equipment 3.8%
Brocade Communications Systems, Inc.	7,537,233	81,929,723
Cisco Systems, Inc.	9,514,636	239,483,388
QUALCOMM, Inc.	1,427,949	$106,767,747
Electronic Equipment, Instruments & Components 0.6%
TE Connectivity, Ltd.	1,266,822	70,042,588
IT Services 0.8%
Fidelity National Information Services, Inc.	827,340	46,579,242
Global Payments, Inc.	662,999	46,330,370
Semiconductors & Semiconductor Equipment 0.3%
ON Semiconductor Corp. (I)	4,051,874	36,223,754
Software 3.8%
Activision Blizzard, Inc.	2,986,350	62,086,217
Microsoft Corp.	5,286,250	245,070,550
Oracle Corp.	3,392,560	129,867,197
Technology Hardware, Storage & Peripherals 5.5%
Apple, Inc.	2,746,665	276,726,499
EMC Corp.	7,085,870	207,332,556
Seagate Technology PLC	922,946	52,857,117
Western Digital Corp.	968,338	94,238,654

14SEE NOTES TO FINANCIAL STATEMENTS

			Shares	Value
Materials 3.1%				$357,608,444
Chemicals 0.7%
Huntsman Corp.			3,076,945	79,969,801
Containers & Packaging 1.0%
Avery Dennison Corp.			1,150,085	51,351,295
Crown Holdings, Inc. (I)			1,590,363	70,802,961
Metals & Mining 0.4%
Barrick Gold Corp.			2,929,385	42,944,784
Paper & Forest Products 1.0%
International Paper Company			2,357,344	112,539,603
Telecommunication Services 0.9%				97,596,477
Diversified Telecommunication Services 0.9%
Verizon Communications, Inc.			1,952,320	97,596,477
Utilities 1.2%				136,070,840
Independent Power and Renewable Electricity Producers 1.2%
AES Corp.			9,595,969	136,070,840
	Yield (%)		Shares	Value
Securities Lending Collateral 0.4%				$41,161,358
(Cost $41,158,952)
John Hancock Collateral Investment Trust (W)	0.1178(Y	)	4,113,215	41,161,358
Short-Term Investments 3.6%				$418,197,265
(Cost $418,197,265)
Money Market Funds 3.6%				418,197,265
State Street Institutional US Government Money Market Fund	0.0000(Y	)	$418,197,265	418,197,265
Total investments (Cost $10,086,162,639)† 100.0%				$11,469,554,890
Other assets and liabilities, net 0.0%				$3,261,525
Total net assets 100.0%				$11,472,816,415

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
ADR	American Depositary Receipts
(I)	Non-income producing security.
(L)	A portion of this security is on loan as of 9-30-14.
(W)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This investment represents collateral received for securities lending.
(Y)	The rate shown is the annualized seven-day yield as of 9-30-14.
†	At 9-30-14, the aggregate cost of investment securities for federal income tax purposes was $10,088,578,022. Net unrealized appreciation aggregated $1,380,976,868, of which $1,483,366,575 related to appreciated investment securities and $102,389,707 related to depreciated investment securities.

SEE NOTES TO FINANCIAL STATEMENTS15

Financial statements

STATEMENT OF ASSETS AND LIABILITIES 9-30-14 (unaudited)

Assets
Investments in unaffiliated issuers, at value (Cost $10,045,003,687) including $40,304,746 of securities loaned	$11,428,393,532
Investments in affiliated issuers, at value (Cost $41,158,952)	41,161,358
Total investments, at value (Cost $10,086,162,639)	11,469,554,890
Receivable for investments sold	8,734,313
Receivable for fund shares sold	65,723,468
Dividends and interest receivable	10,552,611
Receivable for securities lending income	5,001
Receivable due from advisor	1,464
Other receivables and prepaid expenses	280,254
Total assets	11,554,852,001
Liabilities
Payable for investments purchased	15,448,959
Payable for fund shares repurchased	22,353,776
Payable upon return of securities loaned	41,159,690
Payable to affiliates
Accounting and legal services fees	532,383
Transfer agent fees	1,884,082
Distribution and service fees	34,060
Trustees' fees	7,158
Other liabilities and accrued expenses	615,478
Total liabilities	82,035,586
Net assets	$11,472,816,415
Net assets consist of
Paid-in capital	$9,656,585,331
Undistributed net investment income	65,327,320
Accumulated net realized gain (loss) on investments	367,511,513
Net unrealized appreciation (depreciation) on investments	1,383,392,251
Net assets	$11,472,816,415

16SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES (continued)

Net asset value per share
Based on net asset values and shares outstanding-the fund has an unlimited number of shares authorized with no par value
Class A ($2,478,613,794 ÷ 127,726,052 shares)[1]	$19.41
Class B ($19,054,289 ÷ 1,037,077 shares)[1]	$18.37
Class C ($234,402,941 ÷ 12,731,048 shares)[1]	$18.41
Class I ($6,209,854,598 ÷ 328,114,473 shares)	$18.93
Class I2 ($92,117,462 ÷ 4,867,004 shares)	$18.93
Class R1 ($18,603,967 ÷ 987,181 shares)	$18.85
Class R2 ($76,441,322 ÷ 4,047,609 shares)	$18.89
Class R3 ($23,734,420 ÷ 1,258,681 shares)	$18.86
Class R4 ($127,835,169 ÷ 6,758,869 shares)	$18.91
Class R5 ($832,868,741 ÷ 43,908,903 shares)	$18.97
Class R6 ($571,359,780 ÷ 30,134,378 shares)	$18.96
Class NAV ($787,929,932 ÷ 41,548,570 shares)	$18.96
Maximum offering price per share
Class A (net asset value per share ÷ 95%)[2]	$20.43

1	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
2	On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

SEE NOTES TO FINANCIAL STATEMENTS17

STATEMENT OF OPERATIONS  For the six months ended 9-30-14 (unaudited)

Investment income
Dividends	$95,280,328
Securities lending	182,770
Less foreign taxes withheld	(660,985)
Total investment income	94,802,113
Expenses
Investment management fees	34,076,631
Distribution and service fees	4,959,167
Accounting and legal services fees	770,475
Transfer agent fees	5,110,395
Trustees' fees	40,725
State registration fees	173,998
Printing and postage	170,534
Professional fees	102,108
Custodian fees	521,600
Registration and filing fees	162,344
Other	54,605
Total expenses	46,142,582
Less expense reductions	(472,103)
Net expenses	45,670,479
Net investment income	49,131,634
Realized and unrealized gain (loss)
Net realized gain (loss) on
Investments in unaffiliated issuers	291,111,484
Investments in affiliated issuers	1,018
291,112,502
Change in net unrealized appreciation (depreciation) of
Investments in unaffiliated issuers	(60,210,289)
Investments in affiliated issuers	(1,147)
(60,211,436)
Net realized and unrealized gain	230,901,066
Increase in net assets from operations	$280,032,700

18SEE NOTES TO FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS

	Six months ended 9-30-14	Year ended
	(unaudited)	3-31-14
Increase (decrease) in net assets
From operations
Net investment income	$49,131,634	$55,528,024
Net realized gain	291,112,502	582,513,722
Change in net unrealized appreciation (depreciation)	(60,211,436)	772,950,701
Increase in net assets resulting from operations	280,032,700	1,410,992,447
Distributions to shareholders
From net investment income
Class A	—	(11,464,453)
Class I	—	(22,650,482)
Class I2	—	(473,383)
Class R1	—	(7,951)
Class R2	—	(42,873)
Class R3	—	(15,558)
Class R4	—	(314,258)
Class R5	—	(4,780,156)
Class R6	—	(2,064,564)
Class NAV	—	(4,585,039)
From net realized gain
Class A	—	(107,405,752)
Class B	—	(881,403)
Class C	—	(5,916,683)
Class I	—	(143,285,296)
Class I2	—	(2,920,019)
Class R1	—	(471,703)
Class R2	—	(637,097)
Class R3	—	(420,155)
Class R4	—	(2,669,244)
Class R5	—	(26,267,192)
Class R6	—	(11,281,958)
Class NAV	—	(24,877,000)
Total distributions	—	(373,432,219)
From fund share transactions	2,922,834,502	2,887,914,251
Total increase	3,202,867,202	3,925,474,479
Net assets
Beginning of period	8,269,949,213	4,344,474,734
End of period	$11,472,816,415	$8,269,949,213
Undistributed net investment income	$65,327,320	$16,195,686

SEE NOTES TO FINANCIAL STATEMENTS19

Financial highlights

The Financial highlights show how the fund's net asset value for a share has changed during the period.

Class A Shares Period ended	9-30-14	[1]	3-31-14	3-31-13	3-31-12	3-31-11	3-31-10
Per share operating performance
Net asset value, beginning of period	$18.94		$15.94	$14.33	$13.83	$12.31	$8.09
Net investment income2	0.08		0.12	0.14	0.11	0.05	0.08
Net realized and unrealized gain on investments	0.39		3.85	2.09	0.77	1.57	4.18
Total from investment operations	0.47		3.97	2.23	0.88	1.62	4.26
Less distributions
From net investment income	—		(0.09)	(0.12)	(0.07)	(0.03)	(0.04)
From net realized gain	—		(0.88)	(0.50)	(0.31)	(0.07)	—
Total distributions	—		(0.97)	(0.62)	(0.38)	(0.10)	(0.04)
Net asset value, end of period	$19.41		$18.94	$15.94	$14.33	$13.83	$12.31
Total return (%)[3,4]	2.48	[5]	25.30	16.04	6.91	13.20	52.68
Ratios and supplemental data
Net assets, end of period (in millions)	$2,479		$2,702	$1,481	$1,068	$601	$162
Ratios (as a percentage of average net assets):
Expenses before reductions	1.08	[6]	1.12	1.20	1.24	1.24	1.26
Expenses including reductions	1.07	[6]	1.11	1.20	1.24	1.24	1.06
Expenses including reductions and credits	1.07	[6]	1.11	1.20	1.24	1.24	1.05
Net investment income	0.78	[6]	0.68	0.95	0.82	0.38	0.74
Portfolio turnover (%)	21		45	44	44	50	59

1	Six months ended 9-30-14. Unaudited.
2	Based on average daily shares outstanding.
3	Does not reflect the effect of sales charges, if any.
4	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
5	Not annualized.
6	Annualized.

20SEE NOTES TO FINANCIAL STATEMENTS

Class B Shares Period ended	9-30-14	[1]	3-31-14	3-31-13	3-31-12	3-31-11	3-31-10
Per share operating performance
Net asset value, beginning of period	$18.00		$15.24	$13.73	$13.30	$11.91	$7.88
Net investment income (loss)2	—	[3]	(0.03)	0.01	— [3]	(0.05)	(0.03)
Net realized and unrealized gain on investments	0.37		3.67	2.01	0.74	1.51	4.06
Total from investment operations	0.37		3.64	2.02	0.74	1.46	4.03
Less distributions
From net investment income	—		—	(0.01)	—	—	—
From net realized gain	—		(0.88)	(0.50)	(0.31)	(0.07)	—
Total distributions	—		(0.88)	(0.51)	(0.31)	(0.07)	—
Net asset value, end of period	$18.37		$18.00	$15.24	$13.73	$13.30	$11.91
Total return (%)[4,5]	2.06	[6]	24.21	15.09	5.99	12.28	51.14
Ratios and supplemental data
Net assets, end of period (in millions)	$19		$19	$14	$10	$8	$5
Ratios (as a percentage of average net assets):
Expenses before reductions	1.90	[7]	1.96	2.08	2.14	2.27	2.58
Expenses including reductions	1.89	[7]	1.96	2.05	2.05	2.05	2.12
Expenses including reductions and credits	1.89	[7]	1.96	2.05	2.05	2.05	2.05
Net investment income (loss)	(0.04	) [7]	(0.17)	0.10	0.01	(0.45)	(0.25)
Portfolio turnover (%)	21		45	44	44	50	59

1	Six months ended 9-30-14. Unaudited.
2	Based on average daily shares outstanding.
3	Less than $0.005 per share.
4	Does not reflect the effect of sales charges, if any.
5	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
6	Not annualized.
7	Annualized.

SEE NOTES TO FINANCIAL STATEMENTS21

Class C Shares Period ended	9-30-14	[1]	3-31-14	3-31-13	3-31-12	3-31-11	3-31-10
Per share operating performance
Net asset value, beginning of period	$18.03		$15.26	$13.74	$13.30	$11.91	$7.87
Net investment income (loss)2	—	[3]	(0.02)	0.02	0.01	(0.05)	(0.03)
Net realized and unrealized gain on investments	0.38		3.67	2.01	0.74	1.51	4.07
Total from investment operations	0.38		3.65	2.03	0.75	1.46	4.04
Less distributions
From net investment income	—		—	(0.01)	—	—	—
From net realized gain	—		(0.88)	(0.50)	(0.31)	(0.07)	—
Total distributions	—		(0.88)	(0.51)	(0.31)	(0.07)	—
Net asset value, end of period	$18.41		$18.03	$15.26	$13.74	$13.30	$11.91
Total return (%)[4,5]	2.11	[6]	24.25	15.19	6.07	12.28	51.33
Ratios and supplemental data
Net assets, end of period (in millions)	$234		$171	$59	$40	$30	$19
Ratios (as a percentage of average net assets):
Expenses before reductions	1.84	[7]	1.88	1.98	2.02	2.07	2.24
Expenses including reductions and credits	1.83	[7]	1.88	1.98	2.02	2.05	2.05
Net investment income (loss)	0.02	[7]	(0.09)	0.17	0.04	(0.45)	(0.27)
Portfolio turnover (%)	21		45	44	44	50	59

1	Six months ended 9-30-14. Unaudited.
2	Based on average daily shares outstanding.
3	Less than $0.005 per share.
4	Does not reflect the effect of sales charges, if any.
5	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
6	Not annualized.
7	Annualized.

22SEE NOTES TO FINANCIAL STATEMENTS

Class I Shares Period ended	9-30-14	[1]	3-31-14	3-31-13	3-31-12	3-31-11	3-31-10
Per share operating performance
Net asset value, beginning of period	$18.44		$15.54	$13.99	$13.52	$12.03	$7.90
Net investment income2	0.10		0.17	0.18	0.15	0.09	0.11
Net realized and unrealized gain (loss) on investments	0.39		3.75	2.04	0.75	1.54	4.08
Total from investment operations	0.49		3.92	2.22	0.90	1.63	4.19
Less distributions
From net investment income	—		(0.14)	(0.17)	(0.12)	(0.07)	(0.06)
From net realized gain	—		(0.88)	(0.50)	(0.31)	(0.07)	—
Total distributions	—		(1.02)	(0.67)	(0.43)	(0.14)	(0.06)
Net asset value, end of period	$18.93		$18.44	$15.54	$13.99	$13.52	$12.03
Total return (%)[3]	2.66	[4]	25.61	16.40	7.27	13.66	53.14
Ratios and supplemental data
Net assets, end of period (in millions)	$6,210		$3,671	$1,680	$711	$399	$158
Ratios (as a percentage of average net assets):
Expenses before reductions	0.82	[5]	0.83	0.87	0.88	0.86	0.88
Expenses including reductions and credits	0.81	[5]	0.83	0.87	0.88	0.86	0.80
Net investment income	1.03	[5]	0.96	1.26	1.18	0.75	1.01
Portfolio turnover (%)	21		45	44	44	50	59

1	Six months ended 9-30-14. Unaudited.
2	Based on average daily shares outstanding.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
4	Not annualized.
5	Annualized.

SEE NOTES TO FINANCIAL STATEMENTS23

Class I2 Shares Period ended	9-30-14	[1]	3-31-14	3-31-13	3-31-12	3-31-11	3-31-10
Per share operating performance
Net asset value, beginning of period	$18.45		$15.55	$13.99	$13.53	$12.04	$7.90
Net investment income2	0.10		0.17	0.18	0.15	0.09	0.11
Net realized and unrealized gain on investments	0.38		3.75	2.05	0.75	1.54	4.09
Total from investment operations	0.48		3.92	2.23	0.90	1.63	4.20
Less distributions
From net investment income	—		(0.14)	(0.17)	(0.13)	(0.07)	(0.06)
From net realized gain	—		(0.88)	(0.50)	(0.31)	(0.07)	—
Total distributions	—		(1.02)	(0.67)	(0.44)	(0.14)	(0.06)
Net asset value, end of period	$18.93		$18.45	$15.55	$13.99	$13.53	$12.04
Total return (%)[3]	2.60	[4]	25.63	16.51	7.24	13.65	53.27
Ratios and supplemental data
Net assets, end of period (in millions)	$92		$75	$34	$25	$23	$19
Ratios (as a percentage of average net assets):
Expenses before reductions	0.84	[5]	0.87	0.92	0.93	0.92	1.13
Expenses including reductions and credits	0.83	[5]	0.85	0.85	0.85	0.85	0.75
Net investment income	1.03	[5]	0.96	1.29	1.21	0.74	0.99
Portfolio turnover (%)	21		45	44	44	50	59

1	Six months ended 9-30-14. Unaudited.
2	Based on average daily shares outstanding.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
4	Not annualized.
5	Annualized.

24SEE NOTES TO FINANCIAL STATEMENTS

Class R1 Shares Period ended	9-30-14	[1]	3-31-14	3-31-13	3-31-12	3-31-11	3-31-10	[2]
Per share operating performance
Net asset value, beginning of period	$18.43		$15.54	$13.99	$13.52	$12.05	$9.01
Net investment income3	0.03		0.04	0.08	0.06	— [4]	0.02
Net realized and unrealized gain on investments	0.39		3.75	2.04	0.74	1.54	3.02
Total from investment operations	0.42		3.79	2.12	0.80	1.54	3.04
Less distributions
From net investment income	—		(0.02)	(0.07)	(0.02)	—	—
From net realized gain	—		(0.88)	(0.50)	(0.31)	(0.07)	—
Total distributions	—		(0.90)	(0.57)	(0.33)	(0.07)	—
Net asset value, end of period	$18.85		$18.43	$15.54	$13.99	$13.52	$12.05
Total return (%)[5]	2.28	[6]	24.69	15.63	6.41	12.80	33.74	[6]
Ratios and supplemental data
Net assets, end of period (in millions)	$19		$13	$6	$3	$1	—	[7]
Ratios (as a percentage of average net assets):
Expenses before reductions	1.53	[8]	1.67	1.85	2.16	3.21	2.96	[8]
Expenses including redcutions and credits	1.53	[8]	1.57	1.58	1.65	1.61	1.50	[8]
Net investment income	0.33	[8]	0.22	0.56	0.45	0.01	0.29	[8]
Portfolio turnover (%)	21		45	44	44	50	59	[9]

1	Six months ended 9-30-14. Unaudited.
2	The inception date for Class R1 shares is 7-13-09.
3	Based on average daily shares outstanding.
4	Less than $0.005 per share.
5	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
6	Not annualized.
7	Less than $500,000.
8	Annualized.
9	The portfolio turnover is shown for the period from 4-1-09 to 3-31-10.

SEE NOTES TO FINANCIAL STATEMENTS25

Class R2 Shares Period ended	9-30-14	[1]	3-31-14	3-31-13	3-31-12	[2]
Per share operating performance
Net asset value, beginning of period	$18.44		$15.55	$14.00	$13.49
Net investment income3	0.06		0.08	0.12	—	[4]
Net realized and unrealized gain on investments	0.39		3.75	2.04	0.51
Total from investment operations	0.45		3.83	2.16	0.51
Less distributions
From net investment income	—		(0.06)	(0.11)	—
From net realized gain	—		(0.88)	(0.50)	—
Total distributions	—		(0.94)	(0.61)	—
Net asset value, end of period	$18.89		$18.44	$15.55	$14.00
Total return (%)[5]	2.44	[6]	24.98	15.90	3.78	[6]
Ratios and supplemental data
Net assets, end of period (in millions)	$76		$38	$4	—	[7]
Ratios (as a percentage of average net assets):
Expenses before reductions	1.24	[8]	1.33	3.02	15.96	[8]
Expenses including reductions	1.23	[8]	1.32	1.32	1.40	[8]
Net investment income	0.61	[8]	0.45	0.80	0.41	[8]
Portfolio turnover (%)	21		45	44	44	[9]

1	Six months ended 9-30-14. Unaudited.
2	The inception date for Class R2 shares is 3-1-12.
3	Based on average daily shares outstanding.
4	Less than $0.005 per share.
5	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
6	Not annualized.
7	Less than $500,000.
8	Annualized.
9	The portfolio turnover is shown for the period from 4-1-11 to 3-31-12.

26SEE NOTES TO FINANCIAL STATEMENTS

Class R3 Shares Period ended	9-30-14	[1]	3-31-14	3-31-13	3-31-12	3-31-11		3-31-10	[2]
Per share operating performance
Net asset value, beginning of period	$18.43		$15.54	$13.99	$13.52	$12.04		$8.98
Net investment income3	0.04		0.06	0.10	0.07	0.01		0.04
Net realized and unrealized gain on investments	0.39		3.74	2.04	0.75	1.54		3.02
Total from investment operations	0.43		3.80	2.14	0.82	1.55		3.06
Less distributions
From net investment income	—		(0.03)	(0.09)	(0.04)	—	[4]	—
From net realized gain	—		(0.88)	(0.50)	(0.31)	(0.07)		—
Total distributions	—		(0.91)	(0.59)	(0.35)	(0.07)		—
Net asset value, end of period	$18.86		$18.43	$15.54	$13.99	$13.52		$12.04
Total return (%)[5]	2.33	[6]	24.81	15.75	6.52	12.93		34.08	[6]
Ratios and supplemental data
Net assets, end of period (in millions)	$24		$15	$4	— [7]	—	[7]	—	[7]
Ratios (as a percentage of average net assets):
Expenses before reductions	1.42	[8]	1.57	2.33	11.16	20.34		10.23	[8]
Expenses including reductions and credits	1.42	[8]	1.47	1.48	1.55	1.52		1.40	[8]
Net investment income	0.43	[8]	0.35	0.67	0.54	0.10		0.43	[8]
Portfolio turnover (%)	21		45	44	44	50		59	[9]

1	Six months ended 9-30-14. Unaudited.
2	The inception date for Class R3 shares is 5-22-09.
3	Based on average daily shares outstanding.
4	Less than $0.005 per share.
5	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
6	Not annualized.
7	Less than $500,000.
8	Annualized.
9	The portfolio turnover is shown for the period from 4-1-09 to 3-31-10.

SEE NOTES TO FINANCIAL STATEMENTS27

Class R4 Shares Period ended	9-30-14	[1]	3-31-14	3-31-13	3-31-12	3-31-11	3-31-10	[2]
Per share operating performance
Net asset value, beginning of period	$18.45		$15.54	$13.99	$13.52	$12.04	$8.98
Net investment income3	0.08		0.13	0.16	0.11	0.05	0.07
Net realized and unrealized gain on investments	0.38		3.76	2.03	0.75	1.54	3.02
Total from investment operations	0.46		3.89	2.19	0.86	1.59	3.09
Less distributions
From net investment income	—		(0.10)	(0.14)	(0.08)	(0.04)	(0.03)
From net realized gain	—		(0.88)	(0.50)	(0.31)	(0.07)	—
Total distributions	—		(0.98)	(0.64)	(0.39)	(0.11)	(0.03)
Net asset value, end of period	$18.91		$18.45	$15.54	$13.99	$13.52	$12.04
Total return (%)[4]	2.49	[5]	25.44	16.19	6.86	13.25	34.42	[5]
Ratios and supplemental data
Net assets, end of period (in millions)	$128		$75	$5	$1	$1	$1
Ratios (as a percentage of average net assets):
Expenses before reductions	1.09	[6]	1.11	1.63	2.35	2.81	2.88	[6]
Expenses including reductions and credits	0.98	[6]	1.01	1.09	1.25	1.20	1.10	[6]
Net investment income	0.85	[6]	0.75	1.09	0.85	0.40	0.75	[6]
Portfolio turnover (%)	21		45	44	44	50	59	[7]

1	Six months ended 9-30-14. Unaudited.
2	The inception date for Class R4 shares is 5-22-09.
3	Based on average daily shares outstanding.
4	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
5	Not annualized.
6	Annualized.
7	The portfolio turnover is shown for the period from 4-1-09 to 3-31-10.

28SEE NOTES TO FINANCIAL STATEMENTS

Class R5 Shares Period ended	9-30-14	[1]	3-31-14	3-31-13	3-31-12	3-31-11	3-31-10	[2]
Per share operating performance
Net asset value, beginning of period	$18.47		$15.57	$14.00	$13.53	$12.04	$8.98
Net investment income3	0.11		0.18	0.20	0.15	0.08	0.10
Net realized and unrealized gain on investments	0.39		3.76	2.04	0.74	1.55	3.02
Total from investment operations	0.50		3.94	2.24	0.89	1.63	3.12
Less distributions
From net investment income	—		(0.16)	(0.17)	(0.11)	(0.07)	(0.06)
From net realized gain	—		(0.88)	(0.50)	(0.31)	(0.07)	—
Total distributions	—		(1.04)	(0.67)	(0.42)	(0.14)	(0.06)
Net asset value, end of period	$18.97		$18.47	$15.57	$14.00	$13.53	$12.04
Total return (%)[4]	2.71	[5]	25.71	16.55	7.20	13.61	34.77	[5]
Ratios and supplemental data
Net assets, end of period (in millions)	$833		$591	$415	$33	$15	—	[6]
Ratios (as a percentage of average net assets):
Expenses before reductions	0.72	[7]	0.74	0.78	0.90	1.23	9.54	[7]
Expenses including reductions and credits	0.71	[7]	0.73	0.78	0.90	0.94	0.80	[7]
Net investment income	1.13	[7]	1.05	1.42	1.19	0.59	1.03	[7]
Portfolio turnover (%)	21		45	44	44	50	59	[8]

1	Six months ended 9-30-14. Unaudited.
2	The inception date for Class R5 shares is 5-22-09.
3	Based on average daily shares outstanding.
4	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
5	Not annualized.
6	Less than $500,000.
7	Annualized.
8	The portfolio turnover is shown for the period from 4-1-09 to 3-31-10.

SEE NOTES TO FINANCIAL STATEMENTS29

Class R6 Shares Period ended	9-30-14	[1]	3-31-14	3-31-13	3-31-12	[2]
Per share operating performance
Net asset value, beginning of period	$18.47		$15.57	$14.00	$12.19
Net investment income3	0.11		0.19	0.19	0.10
Net realized and unrealized gain on investments	0.38		3.75	2.06	2.15
Total from investment operations	0.49		3.94	2.25	2.25
Less distributions
From net investment income	—		(0.16)	(0.18)	(0.13)
From net realized gain	—		(0.88)	(0.50)	(0.31)
Total distributions	—		(1.04)	(0.68)	(0.44)
Net asset value, end of period	$18.96		$18.47	$15.57	$14.00
Total return (%)[4]	2.65	[5]	25.72	16.60	19.09	[5]
Ratios and supplemental data
Net assets, end of period (in millions)	$571		$356	$118	$1
Ratios (as a percentage of average net assets):
Expenses before reductions	0.72	[6]	0.74	0.82	2.32	[6]
Expenses including reductions	0.69	[6]	0.73	0.82	0.86	[6]
Net investment income	1.16	[6]	1.06	1.28	1.31	[6]
Portfolio turnover (%)	21		45	44	44	[7]

1	Six months ended 9-30-14. Unaudited.
2	The inception date for Class R6 shares is 9-1-11.
3	Based on average daily shares outstanding.
4	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
5	Not annualized.
6	Annualized.
7	The portfolio turnover is shown for the period from 4-1-11 to 3-31-12.

30SEE NOTES TO FINANCIAL STATEMENTS

Class NAV Shares Period ended	9-30-14	[1]	3-31-14	3-31-13	3-31-12	3-31-11	3-31-10	[2]
Per share operating performance
Net asset value, beginning of period	$18.47		$15.57	$14.00	$13.53	$12.04	$9.18
Net investment income3	0.11		0.19	0.20	0.16	0.10	0.10
Net realized and unrealized gain on investments	0.38		3.75	2.05	0.75	1.54	2.82
Total from investment operations	0.49		3.94	2.25	0.91	1.64	2.92
Less distributions
From net investment income	—		(0.16)	(0.18)	(0.13)	(0.08)	(0.06)
From net realized gain	—		(0.88)	(0.50)	(0.31)	(0.07)	—
Total distributions	—		(1.04)	(0.68)	(0.44)	(0.15)	(0.06)
Net asset value, end of period	$18.96		$18.47	$15.57	$14.00	$13.53	$12.04
Total return (%)[4]	2.65	[5]	25.73	16.66	7.38	13.71	31.89	[5]
Ratios and supplemental data
Net assets, end of period (in millions)	$788		$543	$524	$338	$405	$228
Ratios (as a percentage of average net assets):
Expenses before reductions	0.70	[6]	0.71	0.74	0.77	0.79	0.83	[6]
Expenses including reductions	0.69	[6]	0.71	0.74	0.77	0.79	0.75	[6]
Net investment income	1.15	[6]	1.09	1.40	1.28	0.82	1.05	[6]
Portfolio turnover (%)	21		45	44	44	50	59	[7]

1	Six months ended 9-30-14. Unaudited.
2	The inception date for Class NAV shares is 5-29-09.
3	Based on average daily shares outstanding.
4	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
5	Not annualized.
6	Annualized.
7	The portfolio turnover is shown for the period from 4-1-09 to 3-31-10.

SEE NOTES TO FINANCIAL STATEMENTS31

Notes to financial statements (unaudited)

Note 1 — Organization

John Hancock Disciplined Value Fund (the fund) is a series of John Hancock Funds III (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund is to provide long-term growth of capital primarily thought investments in equity securities. Current income is a secondary objective.

The fund may offer multiple classes of shares. The shares currently offered are detailed in the Statement of assets and liabilities. Class A and Class C shares are offered to all investors. Class I shares are offered to institutions and certain investors. Class B and Class I2 shares are closed to new investors. Class R1, Class R2, Class R3, Class R4 and Class R5 shares are available only to certain retirement plans. Class R6 shares are available only to certain retirement plans, institutions and other investors. Class NAV shares are offered to John Hancock affiliated funds of funds and certain 529 plans. Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, and transfer agent fees, state registration fees and printing and postage for each class may differ. Class B shares convert to Class A shares eight years after purchase.

Note 2 — Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund intends to qualify as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.

Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:

Security valuation. Investments are stated at value as of the close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 p.m., Eastern Time. In order to value the securities, the fund uses the following valuation techniques: Equity securities held by the fund are valued at the last sale price or official closing price on the exchange where the security was acquired or most likely will be sold. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Investments by the funds in open-end mutual funds, including John Hancock Collateral Investment Trust (JHCIT), are valued at their respective net asset values each business day. Foreign securities and currencies, including forward foreign currency contracts, are valued in U.S. dollars, based on foreign currency exchange rates supplied by an independent pricing vendor. Securities that trade only in the over-the-counter (OTC) market are valued using bid prices. Other fund securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund's Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed.

The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund's own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy.

As of September 30, 2014, all investments are categorized as Level 1 under the hierarchy described above.

32

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Dividend income is recorded on the ex-date, except for dividends of foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Foreign taxes are provided for based on the fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.

Securities lending. The fund may lend its securities to earn additional income. The fund receives cash collateral from the borrower in an amount not less than the market value of the loaned securities. The fund will invest its collateral in JHCIT, an affiliate of the fund, which has a floating net asset value and is registered with the Securities and Exchange Commission as an investment company. JHCIT invests cash received as collateral as part of the securities lending program in short-term money market investments. The fund will receive the benefit of any gains and bear any losses generated by JHCIT with respect to the cash collateral.

If a borrower fails to return loaned securities when due, then the lending agent is responsible and indemnifies the fund for the lent securities. The lending agent uses the collateral received from the borrower to purchase replacement securities of the same issue, type, class and series of the loaned securities. If the value of the collateral is less than the purchase cost of replacement securities, the lending agent is responsible for satisfying the shortfall but only to the extent that the shortfall is not due to any decrease in the value of JHCIT.

Although the risk of the loss of the securities lent is mitigated by receiving collateral from the borrower and through lending agent indemnification, the fund could experience a delay in recovering securities or could experience a lower than expected return if the borrower fails to return the securities on a timely basis. The fund may receive compensation for lending its securities by retaining a portion of the return on the investment of the collateral and compensation from fees earned from borrowers of the securities. Net income received from JHCIT is a component of securities lending income as recorded on the Statement of operations.

Obligations to repay collateral received by the fund is shown on the Statement of assets and liabilities as Payable upon return of securities loaned.

Foreign taxes. The fund may be subject to withholding tax on income and/or capital gains or repatriation taxes imposed by certain countries in which the fund invests. Taxes are accrued based upon investment income, realized gains or unrealized appreciation.

Line of credit. The fund may borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the fund's custodian agreement, the custodian may loan money to the fund to make properly authorized payments. The fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the maximum extent permitted by law, to the extent of any overdraft.

In addition, the fund and other affiliated funds have entered into an agreement with Citibank N.A. that enables them to participate in a $300 million unsecured committed line of credit. A commitment fee, payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating fund on a pro rata basis and is reflected in other expenses on the Statement of operations. Commitment fees for the six months ended September 30, 2014 were $1,475. For the six months ended September 30, 2014, the fund had no borrowings under the line of credit.

Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund's relative net

33

assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, transfer agent fees, state registration fees and printing and postage, for all classes, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rates applicable to each class.

Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

Under the Regulated Investment Company Modernization Act of 2010, the fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Any losses incurred during those taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

For federal income tax purposes, as of March 31, 2014, the fund has a capital loss carryforward of $54,599,625 available to offset future net realized capital gains. These carryforwards expire as follows: March 31, 2016 - $11,985,950 and March 31, 2017 - $42,613,675.

It is estimated that $50,300,349 of the loss carryforward, which was acquired on July 10, 2009, in a merger with John Hancock Classic Value Fund II, will likely expire unused because of limitations of its use under tax rules.

As of March 31, 2014, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund's federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares and pays dividends and capital gain distributions, if any, annually.

Distributions paid by the fund with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class.

Such distributions, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to wash sale loss deferrals and in-kind transactions.

Note 3 — Guarantees and indemnifications

Under the Trust's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.

34

Note 4 — Fees and transactions with affiliates

John Hancock Advisers, LLC (the Advisor or JHA) serves as investment advisor for the fund. John Hancock Funds, LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the fund. The Advisor and the Distributor are indirect, wholly owned subsidiaries of Manulife Financial Corporation (MFC).

Management fee. The fund has an investment management agreement with the Advisor under which the fund pays a daily management fee to the Advisor equivalent, on an annual basis, to the sum of: (a) 0.750% of the first $500 million of the fund's average daily net assets; (b) 0.725% of the next $500 million of the fund's average daily net assets; (c) 0.700% of the next $500 million of the fund's average daily net assets; (d) 0.675% of the next $1 billion of the fund's average daily net assets; and (e) 0.650% of the fund's average daily net assets in excess of $2.5 billion. The Advisor has a subadvisory agreement with Robeco Investment Management, Inc. The fund is not responsible for payment of subadvisory fees.

The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock complex, including the fund (the participating portfolios). The waiver equals, on an annualized basis, 0.01% of that portion of the aggregate net assets of all the participating portfolios that exceeds $75 billion but is less than or equal to $125 billion; 0.0125% of that portion of the aggregate net assets of all the participating portfolios that exceeds $125 billion but is less than or equal to $150 billion; and 0.015% of that portion of the aggregate net assets of all the participating portfolios that exceeds $150 billion. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. This arrangement may be amended or terminated at any time by the Advisor upon notice to the fund and with the approval of the Board of Trustees.

The Advisor has contractually agreed to reimburse or limit certain expenses for certain share classes of the fund. This agreement excludes certain expenses such as taxes, brokerage commissions, interest expense, acquired fund fees and expenses paid indirectly, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund's business and short dividend expense. These reimbursements and limits are such that these expenses will not exceed 0.85%, 1.57%, 1.32%, 1.47% and 1.07% for Class I2, Class R1, Class R2, Class R3 and Class R4 shares, respectively. The fee waivers and/or expense reimbursements will continue in effect until June 30, 2015 unless renewed by mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at the time.

Prior to July 1, 2014, the Advisor had contractually agreed to reimburse or limit certain expenses for Class B and Class R6 shares of the fund. This agreement excludes certain expenses such as taxes, brokerage commissions, interest expense, acquired fund fees and expenses paid indirectly, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund's business and short dividend expense. These reimbursements and limits were such that these expenses would not exceed 2.05% and 0.82% for Class B and Class R6 shares, respectively.

Effective July 1, 2014, the Advisor has contractually agreed to waive and/or reimburse all class-specific expenses for Class B shares of the fund, including Rule 12b-1 fees, transfer agent fees and service fees, blue sky fees, and printing and postage, as applicable, to the extent they exceed 1.30% of average annual net assets (on an annualized basis) attributable to Class B shares (the Class Expense Waiver). The Class Expense Waiver expires on June 30, 2015, unless renewed by mutual agreement of the Advisor and the fund based upon a determination that this is appropriate under the circumstances at the time.

The Advisor has contractually agreed to waive and/or reimburse all class-specific expenses for Class R6 shares of the fund, including transfer agent fees and service fees, blue sky fees, and printing and postage, as applicable, to the extent they exceed 0.00% of average annual net assets (on an annualized basis) attributable to Class R6 shares (the Class Expense Waiver). The Class Expense Waiver expires on June 30, 2015, unless renewed by mutual agreement of the Advisor and the fund based upon a determination that this is appropriate under the circumstances at the time.

For the six months ended September 30, 2014, these expense reductions amounted to the following:

35

Class	Expense reductions	Class	Expense reductions
Class A	$92,747	Class R3	$719
Class B	669	Class R4	3,604
Class C	7,271	Class R5	25,655
Class I	184,184	Class R6	76,623
Class I2	3,062	Class NAV	23,577
Class R1	557	Total	$420,972
Class R2	2,304

The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the six months ended September 30, 2014 were equivalent to a net annual effective rate of 0.66% of the fund's average daily net assets.

Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred for the six months ended September 30, 2014 amounted to an annual rate of 0.01% of the fund's average daily net assets.

Distribution and service plans. The fund has a distribution agreement with the Distributor. The fund has adopted distribution and service plans with respect to Class A, Class B, Class C, Class R1, Class R2, Class R3 and Class R4 pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the fund. In addition, under a service plan for Class R1, Class R2, Class R3, Class R4 and Class R5, the fund pays for certain other services. The fund may pay up to the following contractual rates of distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the fund's shares.

Class	Rule 12b-1 fee	Service fee	Class	Rule 12b-1 fee	Service fee
Class A	0.30%	—	Class R2	0.25%	0.25%
Class B	1.00%	—	Class R3	0.50%	0.15%
Class C	1.00%	—	Class R4	0.25%	0.10%
Class R1	0.50%	0.25%	Class R5	—	0.05%

Currently only 0.25% is charged to Class A shares for Rule 12b-1 fees.

The fund's Distributor has contractually agreed to waive 0.10% of 12b-1 fees for Class R4 shares to limit the 12b-1 fees on Class R4 to 0.15% of the average daily net assets of Class R4 shares, until at least June 30, 2015, unless renewed by mutual agreement of the fund and the Distributor based upon a determination that this is appropriate under the circumstances at the time. Reimbursements related to this contractual waiver amounted to $51,131 for Class R4 shares for the six months ended September 30, 2014.

Sales charges. Class A shares are assessed up-front sales charges, which resulted in payments to the Distributor amounting to $3,221,438 for the six months ended September 30, 2014. Of this amount, $529,903 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $2,681,858 was paid as sales commissions to broker-dealers and $9,677 was paid as sales commissions to sales personnel of Signator Investors, Inc., a broker-dealer affiliate of the Advisor.

Class A, Class B and Class C shares may be subject to contingent deferred sales charges (CDSCs). Certain Class A shares that are acquired through purchases of $1 million or more and are redeemed within one year of purchase are subject to a 1.00% sales charge. Class B shares that are redeemed within six years of purchase are subject to CDSCs, at declining rates, beginning at 5.00%. Class C shares that are redeemed within one year of purchase are subject to a 1.00% CDSC. CDSCs are applied to the lesser of the current market value at the time of redemption or the original purchase cost of the shares being

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redeemed. Proceeds from CDSCs are used to compensate the Distributor for providing distribution-related services in connection with the sale of these shares. During the six months ended September 30, 2014, CDSCs received by the Distributor amounted to $693, $4,983 and $19,184 for Class A, Class B and Class C shares, respectively.

Transfer agent fees. The fund has a transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Advisor. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. The Signature Services Cost includes a component of allocated John Hancock corporate overhead for providing transfer agent services to the fund and to all other John Hancock affiliated funds. It also includes out-of-pocket expenses, including payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to five categories of share classes: Retail Share and Institutional Classes of Non-Municipal Bond Funds, Class R6 Shares, Retirement Share Classes and Municipal Bond Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.

Class level expenses. Class level expenses for the six months ended September 30, 2014 were:

Share class	Distribution and service fees	Transfer agent fees	State registration fees	Printing and postage
Class A	$3,347,514	$1,715,964	$51,196	$84,948
Class B	96,228	12,329	6,976	631
Class C	1,037,820	132,994	12,260	4,048
Class I	—	3,069,120	38,881	71,676
Class I2	—	51,469	10,170	503
Class R1	58,977	1,470	5,899	229
Class R2	159,783	6,021	9,775	360
Class R3	65,583	1,889	6,514	147
Class R4	181,070	9,397	10,417	1,386
Class R5	12,192	67,524	7,370	2,874
Class R6	—	42,218	14,540	3,732
Total	$4,959,167	$5,110,395	$173,998	$170,534

Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to each fund based on its net assets relative to other funds within the John Hancock group of funds complex.

Note 5 — Fund share transactions

Transactions in fund shares for the six months ended September 30, 2014 and for the year ended March 31, 2014 were as follows:

		Six months ended 9-30-14		Year ended 3-31-14
	Shares	Amount	Shares	Amount
Class A shares
Sold	30,134,134	$576,653,124	66,468,713	$1,184,749,184
Distributions reinvested	—	—	6,584,301	117,266,393
Repurchased	(45,082,466)	(878,412,045)	(23,301,466)	(412,475,664)
Net increase (decrease)	(14,948,332)	$(301,758,921)	49,751,548	$889,539,913

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		Six months ended 9-30-14		Year ended 3-31-14
	Shares	Amount	Shares	Amount
Class B shares
Sold	78,866	$1,438,387	299,991	$5,048,977
Distributions reinvested	—	—	47,326	803,124
Repurchased	(104,708)	(1,912,802)	(187,971)	(3,146,399)
Net increase (decrease)	(25,842)	$(474,415)	159,346	$2,705,702
Class C shares
Sold	3,832,563	$69,737,872	6,130,668	$105,059,369
Distributions reinvested	—	—	291,483	4,955,207
Repurchased	(609,460)	(11,121,042)	(763,651)	(12,969,431)
Net increase	3,223,103	$58,616,830	5,658,500	$97,045,145
Class I shares
Sold	165,514,053	$3,083,169,515	157,732,340	$2,694,195,154
Distributions reinvested	—	—	8,290,598	143,676,056
Repurchased	(36,429,222)	(686,581,711)	(75,045,001)	(1,302,744,499)
Net increase	129,084,831	$2,396,587,804	90,977,937	$1,535,126,711
Class I2 shares
Sold	1,179,327	$21,868,159	2,574,220	$43,632,873
Distributions reinvested	—	—	195,555	3,388,966
Repurchased	(396,246)	(7,452,636)	(880,136)	(15,317,752)
Net increase	783,081	$14,415,523	1,889,639	$31,704,087
Class R1 shares
Sold	388,671	$7,278,655	576,595	$9,969,871
Distributions reinvested	—	—	20,136	349,360
Repurchased	(119,213)	(2,242,344)	(240,894)	(4,145,634)
Net increase	269,458	$5,036,311	355,837	$6,173,597
Class R2 shares
Sold	2,955,313	$55,150,897	1,928,799	$34,271,275
Distributions reinvested	—	—	35,013	607,469
Repurchased	(948,336)	(17,906,341)	(206,368)	(3,669,309)
Net increase	2,006,977	$37,244,556	1,757,444	$31,209,435
Class R3 shares
Sold	671,707	$12,573,663	616,053	$10,858,653
Distributions reinvested	—	—	25,112	435,694
Repurchased	(245,211)	(4,591,889)	(87,994)	(1,516,936)
Net increase	426,496	$7,981,774	553,171	$9,777,411
Class R4 shares
Sold	3,078,361	$57,663,452	3,965,095	$66,564,803
Distributions reinvested	—	—	172,059	2,983,502
Repurchased	(377,992)	(7,108,141)	(419,640)	(7,305,850)
Net increase	2,700,369	$50,555,311	3,717,514	$62,242,455

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		Six months ended 9-30-14		Year ended 3-31-14
	Shares	Amount	Shares	Amount
Class R5 shares
Sold	13,420,941	$251,427,390	6,759,505	$117,417,510
Distributions reinvested	—	—	1,789,472	31,047,347
Repurchased	(1,494,680)	(28,146,155)	(3,235,655)	(57,063,767)
Net increase	11,926,261	$223,281,235	5,313,322	$91,401,090
Class R6 Shares
Sold	12,647,885	$237,824,935	13,376,512	$233,137,306
Distributions reinvested	—	—	769,696	13,346,522
Repurchased	(1,811,221)	(34,153,868)	(2,434,397)	(42,833,354)
Net increase	10,836,664	$203,671,067	11,711,811	$203,650,474
Class NAV shares
Sold	12,871,277	$241,489,976	208,369	$3,641,852
Distributions reinvested	—	—	1,698,100	29,462,039
Repurchased	(729,942)	(13,812,549)	(6,139,985)	(105,765,660)
Net increase (decrease)	12,141,335	$227,677,427	(4,233,516)	$(72,661,769)
Total net increase	158,424,401	$2,922,834,502	167,612,553	$2,887,914,251

Affiliates of the fund owned 100% of shares of beneficial interest of Class NAV shares on September 30, 2014.

Note 6 — Purchase and sale of securities

Purchases and sales of securities, other than short-term investments, amounted to $4,819,236,345 and $2,086,220,592, respectively, for the six months ended September 30, 2014.

Note 7 — Investment by affiliated funds

Certain investors in the fund are affiliated funds that are managed by the Advisor and its affiliates. The affiliated funds do not invest in the fund for the purpose of exercising management or control; however, this investment may represent a significant portion of the fund's net assets. At September 30, 2014, funds within the John Hancock group of funds complex held 5.7% of the fund's net assets.

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Continuation of investment advisory and subadvisory agreements

Evaluation of Advisory and Subadvisory Agreements by the Board of Trustees

This section describes the evaluation by the Board of Trustees (the Board) of John Hancock Funds III (the Trust) of the Advisory Agreement (the Advisory Agreement) with John Hancock Advisers, LLC (the Advisor) and the Subadvisory Agreement (the Subadvisory Agreement) with Robeco Investment Management, Inc. (the Subadvisor), for John Hancock Disciplined Value Fund (the fund). The Advisory Agreement and Subadvisory Agreement are collectively referred to as the Agreements. Prior to the June 23-25, 2014 meeting at which the Agreements were approved, the Board also discussed and considered information regarding the proposed continuation of the Agreements at an in-person meeting held on May 27-29, 2014.

Approval of Advisory and Subadvisory Agreements

At in-person meetings held on June 23-25, 2014, the Board, including the Trustees who are not considered to be interested persons of the Trust under the Investment Company Act of 1940, as amended (the 1940 Act) (the Independent Trustees), reapproved for an annual period the continuation of the Advisory Agreement between the Trust and the Advisor and the Subadvisory Agreement between the Advisor and the Subadvisor with respect to the fund.

In considering the Advisory Agreement and the Subadvisory Agreement, the Board received in advance of the meetings a variety of materials relating to the fund, the Advisor and the Subadvisor, including comparative performance, fee and expense information for a peer group of similar funds prepared by an independent third-party provider of fund data, performance information for an applicable benchmark index; and, with respect to the Subadvisor, comparative performance information for comparably managed accounts, as applicable, and other information provided by the Advisor and the Subadvisor regarding the nature, extent and quality of services provided by the Advisor and the Subadvisor under their respective Agreements, as well as information regarding the Advisor's revenues and costs of providing services to the fund and any compensation paid to affiliates of the Advisor. At the meetings at which the renewal of the Advisory Agreement and Subadvisory Agreement are considered, particular focus is given to information concerning fund performance, comparability of fees and total expenses, and profitability. However, the Board notes that the evaluation process with respect to the Advisor and the Subadvisor is an ongoing one. In this regard, the Board also took into account discussions with management and information provided to the Board at prior meetings with respect to the services provided by the Advisor and the Subadvisor to the fund, including quarterly performance reports prepared by management containing reviews of investment results and prior presentations from the Subadvisor with respect to the fund. The Board also considered the nature, quality, and extent of non-advisory services, if any, to be provided to the fund by the Advisor's affiliates, including distribution services.

Throughout the process, the Board asked questions of and requested additional information from management. The Board is assisted by counsel for the Trust and the Independent Trustees are also separately assisted by independent legal counsel throughout the process. The Independent Trustees also received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements and discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

Approval of Advisory Agreement

In approving the Advisory Agreement with respect to the fund, the Board, including the Independent Trustees, considered a variety of factors, including those discussed below. The Board also considered other factors (including conditions and trends prevailing generally in the economy, the securities markets, and the industry) and does not treat any single factor as determinative, and each Trustee may attribute different weights to different factors. The Board's conclusions may be based in part on its consideration of the advisory and subadvisory arrangements in prior years and on the Board's ongoing regular review of fund performance and operations throughout the year.

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Nature, extent, and quality of services. Among the information received by the Board from the Advisor relating to the nature, extent, and quality of services provided to the fund, the Board reviewed information provided by the Advisor relating to its operations and personnel, descriptions of its organizational and management structure, and information regarding the Advisor's compliance and regulatory history, including its Form ADV. The Board also noted that on a regular basis it receives and reviews information from the Trust's Chief Compliance Officer (CCO) regarding the fund's compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board also considered the Advisor's risk management processes. The Board considered that the Advisor is responsible for the management of the day-to-day operations of the fund, including, but not limited to, general supervision of and coordination of the services provided by the Subadvisor, and is also responsible for monitoring and reviewing the activities of the Subadvisor and other third-party service providers.

In considering the nature, extent, and quality of the services provided by the Advisor, the Trustees also took into account their knowledge of the Advisor's management and the quality of the performance of the Advisor's duties, through Board meetings, discussions and reports during the preceding year and through each Trustee's experience as a Trustee of the Trust and of the other trusts in the complex.

In the course of their deliberations regarding the Advisory Agreement, the Board considered, among other things:

(a)	the skills and competency with which the Advisor has in the past managed the Trust's affairs and its subadvisory relationship, the Advisor's oversight and monitoring of the Subadvisor's investment performance and compliance programs, such as the Subadvisor's compliance with fund policies and objectives, review of brokerage matters, including with respect to trade allocation and best execution and the Advisor's timeliness in responding to performance issues;
(b)	the background, qualifications and skills of the Advisor's personnel;
(c)	the Advisor's compliance policies and procedures and its responsiveness to regulatory changes and mutual fund industry developments;
(d)	the Advisor's administrative capabilities, including its ability to supervise the other service providers for the fund;
(e)	the financial condition of the Advisor and whether it has the financial wherewithal to provide a high level and quality of services to the fund; and
(f)	the Advisor's reputation and experience in serving as an investment advisor to the Trust and the benefit to shareholders of investing in funds that are part of a family of funds offering a variety of investments.

The Board concluded that the Advisor may reasonably be expected to continue to provide a high quality of services under the Advisory Agreement with respect to the fund.

Investment performance. In considering the fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the fund's performance results. In connection with the consideration of the Advisory Agreement, the Board:

(a)	reviewed information prepared by management regarding the fund's performance;
(b)	considered the comparative performance of an applicable benchmark index;
(c)	considered the performance of comparable funds, if any, as included in the report prepared by an independent third-party provider of fund data; and
(d)	took into account the Advisor's analysis of the fund's performance and its plans and recommendations regarding the Trust's subadvisory arrangements generally.

The Board noted that the fund outperformed its benchmark index and peer group average for the one-, three- and five-year periods ended December 31, 2013. The Board noted the favorable performance of the fund relative to the benchmark index

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and the peer group over all periods. The Board concluded that the fund's performance has outperformed the historical performance of comparable funds and the fund's benchmark.

Fees and expenses. The Board reviewed comparative information prepared by an independent third-party provider of mutual fund data, including, among other data, the fund's contractual and net management fees (and subadvisory fees, to the extent available) and total expenses as compared to similarly situated investment companies deemed to be comparable to the fund. The Board considered the fund's ranking within a smaller group of peer funds chosen by the independent third-party provider, as well as the fund's ranking within a broader group of funds. In comparing the fund's contractual and net management fees to those of comparable funds, the Board noted that such fees include both advisory and administrative costs.

The Board noted that net management fees and total expenses for the fund are higher than the peer group median. The Board took into account management's discussion of the fund's expenses. The Board also took into account management's discussion with respect to the advisory/subadvisory fee structure, including the amount of the advisory fee retained by the Advisor after payment of the subadvisory fee. The Board also noted that the Advisor pays the subadvisory fee, and that such fees are negotiated at arm's length with respect to the Subadvisor. In addition, the Board took into account that management had agreed, effective July 1, 2014, to implement an overall fee waiver across the complex, including the fund, which is discussed further below. The Board also noted actions taken over the past several years to reduce the fund's operating expenses. The Board also noted that, in addition, the Advisor is currently waiving fees and/or reimbursing expenses with respect to the fund and that the fund has breakpoints in its contractual management fee schedule that reduce management fees as assets increase. The Board also noted that the fund's distributor, an affiliate of the Advisor, has agreed to waive a portion of its Rule 12b-1 fee for a share class of the fund. The Board reviewed information provided by the Advisor concerning the investment advisory fee charged by the Advisor or one of its advisory affiliates to other clients (including other funds in the complex) having similar investment mandates, if any. The Board considered any differences between the Advisor's and Subadvisor's services to the fund and the services they provide to other comparable clients or funds. The Board concluded that the advisory fee paid with respect to the fund is reasonable.

Profitability/indirect benefits. In considering the costs of the services to be provided and the profits to be realized by the Advisor and its affiliates from the Advisor's relationship with the Trust, the Board:

(a)	reviewed financial information of the Advisor;
(b)	reviewed and considered information presented by the Advisor regarding the net profitability to the Advisor and its affiliates with respect to the fund;
(c)	received and reviewed profitability information with respect to the John Hancock fund complex as a whole;
(d)	received information with respect to the Advisor's allocation methodologies used in preparing the profitability data;
(e)	considered that the John Hancock insurance companies that are affiliates of the Advisor, as shareholders of the Trust directly or through their separate accounts, receive certain tax credits or deductions relating to foreign taxes paid and dividends received by certain funds of the Trust and noted that these tax benefits, which are not available to participants in qualified retirement plans under applicable income tax law, are reflected in the profitability analysis reviewed by the Board;
(f)	considered that the Advisor also provides administrative services to the fund on a cost basis pursuant to an administrative services agreement;
(g)	noted that affiliates of the Advisor provide transfer agency services and distribution services to the fund, and that the fund's distributor also receives Rule 12b-1 payments to support distribution of the fund;
(h)	noted that the Advisor also derives reputational and other indirect benefits from providing advisory services to the fund;
(i)	noted that the subadvisory fee for the fund is paid by the Advisor and is negotiated at arm's length; and

42

(j)	considered that the Advisor should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the fund and the entrepreneurial risk that it assumes as Advisor.

Based upon its review, the Board concluded that the level of profitability, if any, of the Advisor and its affiliates from their relationship with the fund was reasonable and not excessive.

Economies of scale. In considering the extent to which economies of scale would be realized as the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders, the Board:

(a)	considered that the Advisor has agreed, effective July 1, 2014, to waive a portion of its management fee for the fund and each of the other John Hancock funds in the complex (except for those discussed below) (the Participating Portfolios) or otherwise reimburse the expenses of the Participating Portfolios as follows (the Reimbursement):
The Reimbursement shall equal, on an annualized basis, 0.01% of that portion of the aggregate net assets of all the Participating Portfolios that exceed $75 billion but is less than or equal to $125 billion, 0.0125% of that portion of the aggregate net assets of all the Participating Portfolios that exceed $125 billion but is less than or equal to $150 billion and 0.015% of that portion of the aggregate net assets of all the Participating Portfolios that exceeds $150 billion. (The funds that are not Participating Portfolios are the funds of funds in the complex, which benefit from such overall management fee waiver through their investment in underlying portfolios that include Participating Portfolios, which are subject to the Reimbursement.)
(b)	reviewed the fund's advisory fee structure and concluded that: (i) the fund's fee structure contains breakpoints at the subadvisory fee level and that such breakpoints are reflected as breakpoints in the advisory fees for the fund; and (ii) although economies of scale cannot be measured with precision, these arrangements permit shareholders of the fund to benefit from economies of scale if the fund grows. The Board also took into account management's discussion of the fund's advisory fee structure; and
(c)	the Board also considered the effect of the fund's growth in size on its performance and fees. The Board also noted that if the fund's assets increase over time, the fund may realize other economies of scale.

Approval of Subadvisory Agreement

In making its determination with respect to approval of the Subadvisory Agreement, the Board reviewed:

(1)	information relating to the Subadvisor's business, including current subadvisory services to the Trust (and other funds in the John Hancock family of funds);
(2)	the historical and current performance of the fund and comparative performance information relating to an applicable benchmark index and comparable funds;
(3)	the subadvisory fee for the fund, including any breakpoints, and to the extent available, comparable fee information prepared by an independent third party provider of fund data; and
(4)	information relating to the nature and scope of any material relationships and their significance to the Trust's Advisor and Subadvisor.

Nature, extent, and quality of services. With respect to the services provided by the Subadvisor, the Board received information provided to the Board by the Subadvisor, including the Subadvisor's Form ADV, as well as took into account information presented throughout the past year. The Board considered the Subadvisor's current level of staffing and its overall resources, as well as received information relating to the Subadvisor's compensation program. The Board reviewed the Subadvisor's history and investment experience, as well as information regarding the qualifications, background, and responsibilities of the Subadvisor's investment and compliance personnel who provide services to the fund. The Board also

43

considered, among other things, the Subadvisor's compliance program and any disciplinary history. The Board also considered the Subadvisor's risk assessment and monitoring process. The Board reviewed the Subadvisor's regulatory history, including whether it was involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board noted that the Advisor conducts regular, periodic reviews of the Subadvisor and its operations, including regarding investment processes and organizational and staffing matters. The Board also noted that the Trust's CCO and his staff conduct regular, periodic compliance reviews with the Subadvisor and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Subadvisor and procedures reasonably designed to assure compliance with the federal securities laws. The Board also took into account the financial condition of the Subadvisor.

The Board considered the Subadvisor's investment process and philosophy. The Board took into account that the Subadvisor's responsibilities include the development and maintenance of an investment program for the fund that is consistent with the fund's investment objective, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also received information with respect to the Subadvisor's brokerage policies and practices, including with respect to best execution and soft dollars.

Subadvisor compensation. In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the fund, the Board noted that the fees under the Subadvisory Agreement are paid by the Advisor and not the fund.

The Board also relied on the ability of the Advisor to negotiate the Subadvisory Agreement with the Subadvisor, which is not affiliated with the Advisor, and the fees thereunder at arm's length. As a result, the costs of the services to be provided and the profits to be realized by the Subadvisor from its relationship with the Trust were not a material factor in the Board's consideration of the Subadvisory Agreement.

The Board also received information regarding the nature and scope (including their significance to the Advisor and its affiliates and to the Subadvisor) of any material relationships, if any, with respect to the Subadvisor, which include arrangements in which the Subadvisor or its affiliates provide advisory, distribution, or management services in connection with financial products sponsored by the Advisor or its affiliates, and may include other registered investment companies, a 529 education savings plan, managed separate accounts and exempt group annuity contracts sold to qualified plans. The Board also received information and took into account any other potential conflicts of interest the Advisor might have in connection with the Subadvisory Agreement.

In addition, the Board considered other potential indirect benefits that the Subadvisor and its affiliates may receive from the Subadvisor's relationship with the fund, such as the opportunity to provide advisory services to additional funds in the John Hancock fund complex and reputational benefits.

Subadvisory fee. The Board considered that the fund pays an advisory fee to the Advisor and that, in turn, the Advisor pays a subadvisory fee to the Subadvisor. As noted above, the Board also considered the fund's subadvisory fee as compared to similarly situated investment companies deemed to be comparable to the fund as included in the report prepared by the independent third party provider of fund data, to the extent available. The Board noted that the limited size of the Lipper peer group was not sufficient for comparative purposes. The Board also took into account the subadvisory fee paid by the Advisor to the Subadvisor with respect to the fund to fees charged by the Subadvisor to manage other subadvised portfolios and portfolios not subject to regulation under the 1940 Act, as applicable.

Subadvisor performance. As noted above, the Board considered the fund's performance as compared to the fund's peer group and the benchmark index and noted that the Board reviews information about the fund's performance results at its regularly scheduled meetings. The Board noted the Advisor's expertise and resources in monitoring the performance, investment style and risk-adjusted performance of the Subadvisor. The Board was mindful of the Advisor's focus on the Subadvisor's performance. The Board also noted the Subadvisor's long-term performance record for similar accounts, as applicable.

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The Board's decision to approve the Subadvisory Agreement was based on a number of determinations, including the following:

(1)	the Subadvisor has extensive experience and demonstrated skills as a manager;
(2)	the performance of the fund has outperformed the historical performance of comparable funds and the fund's benchmark;
(3)	the subadvisory fee is reasonable in relation to the level and quality of services being provided; and
(4)	subadvisory fee breakpoints are reflected as breakpoints in the advisory fees for the fund in order to permit shareholders to benefit from economies of scale if the fund grows.
* * *

Based on the Board's evaluation of all factors that the Board deemed to be material, including those factors described above, the Board, including the Independent Trustees, concluded that renewal of the Advisory Agreement and the Subadvisory Agreement would be in the best interest of the fund and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Advisory Agreement and Subadvisory Agreement for an additional one-year period.

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More information

Trustees

James M. Oates, Chairperson
Steven R. Pruchansky, Vice Chairperson
Charles L. Bardelis*
Craig Bromley†
Peter S. Burgess*
William H. Cunningham
Grace K. Fey
Theron S. Hoffman*
Deborah C. Jackson
Hassell H. McClellan
Gregory A. Russo
Warren A. Thomson†

Officers

Andrew G. Arnott
President

John J. Danello
Senior Vice President, Secretary,
and Chief Legal Officer

Francis V. Knox, Jr.
Chief Compliance Officer

Charles A. Rizzo
Chief Financial Officer

Salvatore Schiavone
Treasurer

Investment advisor

John Hancock Advisers, LLC

Subadvisor

Robeco Investment Management, Inc.

Principal distributor

John Hancock Funds, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

John Hancock Signature Services, Inc.

Legal counsel

K&L Gates LLP

*Member of the Audit Committee
†Non-Independent Trustee

The fund's proxy voting policies and procedures, as well as the fund's proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.

The fund's complete list of portfolio holdings, for the first and third fiscal quarters, is filed with the SEC on Form N-Q. The fund's Form N-Q is available on our website and the SEC's website, sec.gov, and can be reviewed and copied (for a fee) at the SEC's Public Reference Room in Washington, DC. Call 800-SEC-0330 to receive information on the operation of the SEC's Public Reference Room.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-225-5291.

You can also contact us:
800-225-5291 jhinvestments.com	Regular mail: John Hancock Signature Services, Inc. P.O. Box 55913 Boston, MA 02205-5913	Express mail: John Hancock Signature Services, Inc. 30 Dan Road Canton, MA 02021

46

Family of funds

DOMESTIC EQUITY FUNDS

Balanced

Classic Value

Disciplined Value

Disciplined Value Mid Cap

Fundamental All Cap Core

Fundamental Large Cap Core

Fundamental Large Cap Value

Large Cap Equity

Select Growth

Small Cap Equity

Small Cap Value

Small Company

Strategic Growth

U.S. Equity

U.S. Global Leaders Growth

Value Equity

GLOBAL/INTERNATIONAL EQUITY FUNDS

Disciplined Value International

Emerging Markets

Global Equity

Global Opportunities

Global Shareholder Yield

Greater China Opportunities

International Core

International Growth

International Growth Equity

International Small Company

International Value Equity

INCOME FUNDS

Bond

California Tax-Free Income

Core High Yield

Emerging Markets Debt

Floating Rate Income

Focused High Yield

Global Income

Government Income

High Yield Municipal Bond

Income

Income Allocation

INCOME FUNDS (continued)

Investment Grade Bond

Massachusetts Tax-Free Income

Money Market

New York Tax-Free Income

Short Duration Credit Opportunities

Strategic Income Opportunities

Tax-Free Bond

ALTERNATIVE/SPECIALTY FUNDS

Absolute Return Currency

Alternative Asset Allocation

Enduring Equity

Financial Industries

Global Absolute Return Strategies

Global Conservative Absolute Return

Natural Resources

Redwood

Regional Bank

Seaport

Technical Opportunities

ASSET ALLOCATION PORTFOLIOS

Lifestyle Aggressive

Lifestyle Balanced

Lifestyle Conservative

Lifestyle Growth

Lifestyle Moderate

Retirement Choices (2010-2055)

Retirement Living (2010-2055)

Retirement Living II (2010-2055)

CLOSED-END FUNDS

Financial Opportunities

Hedged Equity & Income

Income Securities Trust

Investors Trust

Preferred Income

Preferred Income II

Preferred Income III

Premium Dividend

Tax-Advantaged Dividend Income

Tax-Advantaged Global Shareholder Yield Fund

The fund's investment objective, risks, charges, and expenses are included in the prospectuses and should be considered carefully before investing. For a prospectus, call your financial professional, call John Hancock Investments at 800-225-5291, or visit the fund's website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

47

John Hancock Investments

A trusted brand

John Hancock has helped individuals and institutions build and protect wealth since 1862. Today, we are one of America's strongest and most-recognized brands.

A better way to invest

As a manager of managers, we search the world to find proven portfolio teams with specialized expertise for every fund we offer, then apply vigorous investment oversight to ensure they continue to meet our uncompromising standards.

Results for investors

Our unique approach to asset management has led to a diverse set of investments deeply rooted in investor needs, along with strong risk-adjusted returns across asset classes.

John Hancock Funds, LLC ■ Member FINRA, SIPC 601 Congress Street ■ Boston, MA 02210-2805 800-225-5291 ■ jhinvestments.com
This report is for the information of the shareholders of John Hancock Disciplined Value Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
MF202362	340SA 09/14 11/14

John Hancock

Core High Yield Fund
Semiannual report 9/30/14

A message to shareholders

Dear fellow shareholder,

The economic expansion that began in 2009 continues, with moderate GDP growth in the United States and the unemployment rate down considerably from its peak. However, the scene outside the United States had become decidedly less robust by the end of September. China's economy, a key driver of global demand, was slowing, Japan's GDP contracted in the second quarter, and the International Monetary Fund warned of another eurozone recession unless more is done to stimulate economic growth there. Meanwhile, bond markets around the world have turned in positive performance as investors pursue yield where they can find it, and the risks of rising interest rates and central bank tightening have been pushed out further into the future.

In the absence of pronounced market dislocations, we believe investors are well served by sticking to a commonsense, diversified approach, one that includes a mix of equities, fixed-income, and alternative strategies that can offer added diversification potential. Although events like those taking place in Ukraine and the Middle East serve as reminders that all market environments carry risk, we believe the biggest risk investors face in today's market is not staying invested.

A new look

I am pleased to introduce you to our redesigned shareholder reports. As part of an effort to elevate the educational substance in our communications, we undertook an effort to make our reports more engaging and easier to navigate. Included in the changes are a performance snapshot that shows your fund's performance against that of its benchmark, and a Q&A with your fund's lead portfolio manager. We hope these enhancements give you better insight into your fund's activity and performance.

On behalf of everyone at John Hancock Investments, I'd like to take this opportunity to thank you for the continued trust you've placed in us.

Sincerely,

Andrew G. Arnott
President and Chief Executive Officer
John Hancock Investments

This commentary reflects the CEO's views as of September 30, 2014. They are subject to change at any time. For more up-to-date information, you can visit our website at jhinvestments.com.

John Hancock
Core High Yield Fund

2	Your fund at a glance
4	Discussion of fund performance
8	A look at performance
10	Your expenses
12	Fund's investments
22	Financial statements
26	Financial highlights
30	Notes to financial statements
38	Continuation of investment advisory and subadvisory agreements
44	More information

1

Your fund at a glance

INVESTMENT OBJECTIVE

The fund seeks a total return, consisting of a high level of current income and capital appreciation.

AVERAGE ANNUAL TOTAL RETURNS AS OF 9/30/14 (%)

See page 8 for more complete performance information.

Bank of America Merrill Lynch U.S. High Yield Master II Constrained Index is an unmanaged index composed of U.S. currency high-yield bonds issued by U.S. and non-U.S. issuers. It is not possible to invest directly in an index.

Figures from Morningstar, Inc. include reinvested distributions and do not take into account sales charges. Actual load-adjusted performance is lower.

The past performance shown here reflects reinvested distributions and the beneficial effect of any expense reductions, and does not guarantee future results. Returns for periods shorter than one year are cumulative, and results for other share classes will vary. Shares will fluctuate in value and, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance cited, and can be found at jhinvestments.com or by calling 800-225-5291. For further information on the fund's objectives, risks, and strategy, see the fund's prospectuses.

2

PERFORMANCE HIGHLIGHTS OVER THE LAST SIX MONTHS

High-yield market notched gains

Despite recent volatility and a significant downturn in September, the high-yield market finished the six-month period in positive territory.

Fund outperformed benchmark index

Solid security selection and sector positioning helped the fund to outpace its benchmark as well as the average return for its Morningstar peer group.

Volatility may persist

While the fundamentals in the corporate debt market remain solid, there is still uncertainty surrounding U.S. monetary policy and the prospects for global economic growth.

PORTFOLIO COMPOSITION AS OF 9/30/14 (%)

A note about risks

Fixed-income investments are subject to interest-rate and credit risk; their value will normally decline as interest rates rise or if a creditor, grantor, or counterparty is unable or unwilling to make principal, interest, or settlement payments. Investments in higher-yielding, lower-rated securities include a higher risk of default. Frequent trading may increase fund transaction costs and increase taxable distributions. The use of hedging and derivatives could produce disproportionate gains or losses and may increase costs. Foreign investing, especially in emerging markets, has additional risks, such as currency and market volatility and political and social instability. Reduced liquidity in credit and fixed-income markets may adversely affect issuers worldwide. Please see the fund's prospectuses for additional risks.

3

Discussion of fund performance

An interview with Portfolio Manager Terry Carr, CFA, John Hancock Asset Management

 Terry Carr, CFA
Portfolio Manager
John Hancock Asset Management

High yield has been one of the better-performing asset classes in recent years. Can you tell us about the market environment during the past six months?

The six-month period ended September 30, 2014, was generally a positive one for high-yield bonds. Fundamentals in the market continued to be strong, with very healthy corporate balance sheets and a low default rate. But valuations had become more of a concern in recent months: For much of the past few years, spreads in the high-yield market (which measure the asset class's yield advantage over U.S. Treasuries) were wider than average, reflecting a potentially undervalued market. Over the past several months, spreads have moved more in line with their long-term average, and investors' outlook for the market was generally more cautious as a result.

With that as a backdrop, comments by some board members of the U.S. Federal Reserve (Fed) suggested that the central bank might raise short-term interest rates sooner or more aggressively than many investors had anticipated. Investor worries over the Fed's late summer posture, combined with a spike in new supply as corporations issued a higher-than-usual volume of debt toward the end of the period, sent prices sharply lower in the month of September. The Fed's more recent statements have been more accommodating in tone, clarifying that any rate hikes would be dependent on certain labor and inflation targets being met. Nonetheless, high-yield bonds—as measured by the fund's benchmark, the Bank of America Merrill Lynch U.S. High Yield Master II Constrained Index—eked out a positive total return for the reporting period.

What do you view as having been driving the recent market volatility?

The environment of incredibly low yields in the government debt markets has pushed many yield-hungry investors into riskier segments of the fixed-income markets, including high-yield corporate debt. Many of these investors are not using high yield as a long-term allocation in their portfolios, but rather are buying into the asset class for income and selling at the first sign of turbulence. In addition, high yield has historically had a high correlation to equities, and with the recent weakness in the stock market, it's not surprising that there has been an accompanying downturn in high yield.

4

"The environment of incredibly low yields in the government debt markets has pushed many yield-hungry investors into riskier segments of the fixed-income markets, including high-yield corporate debt."

In terms of sectors and industries, what opportunities are you finding most attractive?

Given signs of heightened market volatility, we repositioned the portfolio somewhat more defensively during the period by increasing the fund's exposure to the basic industries and consumer services segments of the market, both of which contributed positively to the fund's relative returns versus the benchmark index. We also maintained a relatively high position in cash and cash equivalents, which has served as a buffer against some of the recent market volatility, but was a slight drag on performance over the period as a whole.

We also moved the fund to a more neutral position in terms of credit quality, having reduced its exposure to the CCC-rated segment of the market and slightly increased its cash weighting. This stance generally helped performance in recent months.

What decisions contributed positively to fund performance during the period?

In addition to the fund's exposure to the basic industries and consumer services segments—which, as we mentioned earlier, both provided strong contributions to returns—among the best-performing segments for the period were financial services and capital goods.

QUALITY COMPOSITION AS OF 9/30/14 (%)

5

As for specific holdings, some of the biggest contributors to returns were diversified mining firm Thompson Creek Metals Company, Inc., natural gas pipeline operator Rockies Express Pipeline LLC, and payday and pawn loan company Cash America International, Inc.

What positions detracted from fund returns?

The banking, utilities, and automotive industries detracted most from returns relative to the benchmark index. Regarding individual holdings, furniture and appliance retailer Conn's, Inc., Canadian integrated healthcare provider Centric Health Corp., and shipping firm Navios Maritime Holdings, Inc. were among the largest detractors.

What are the risks facing high-yield investors today, and how have you positioned the fund in response?

We believe the high-yield market remains underpinned by several important positives: improving economic and credit conditions, corporate America's comparatively healthy balance sheet, and strong investor demand for yield. First, a healthier economy has historically benefited credit-sensitive bonds. Even if steady economic improvement leads to a gradual increase in interest rates as the Fed reduces liquidity, improving economic conditions would represent a favorable environment for high-yield bond issuers. Second, the record new bond issuance in recent years has allowed many companies to lower the cost of their debt service and repair their balance sheets. This trend has led to a very positive outlook for the fundamentals in corporate debt over the foreseeable future. The default rate currently sits at around 2%, well below the longer-term average of around 4%, and we believe that even in a lackluster economic environment, that rate should remain fairly stable.

That said, we believe it is unlikely that high-yield bonds will experience substantial capital

TOP 10 ISSUERS AS OF 9/30/14 (%)

Tembec Industries, Inc.	1.6
Thompson Creek Metals Company, Inc.	1.4
Frontier Communications Corp.	1.3
Birch Communications, Inc.	1.2
Sirius XM Radio, Inc.	1.2
Rockies Express Pipeline LLC	1.2
Harbinger Group, Inc.	1.2
Calumet Specialty Products Partners LP	1.1
First Quantum Minerals, Ltd.	1.1
Associated Materials LLC	1.1
TOTAL	12.4
As a percentage of net assets.
Cash and cash equivalents are not included.

6

appreciation, and that the bulk of returns will be driven by the interest income the asset class offers. All told, we believe a strategy of bottom-up security selection driven by fundamental research, such as the one we employ in managing your fund, remains a prudent way to pursue returns in today's fixed-income market environment.

MANAGED BY

Terry Carr, CFA On the fund since inception Investing since 1986
Konstantin Kizunov, CFA On the fund since inception Investing since 1996
Richard Kos, CFA On the fund since inception Investing since 1993

SECTOR COMPOSITION AS OF 9/30/14 (%)

The views expressed in this report are exclusively those of Terry Carr, CFA, John Hancock Asset Management, and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund's investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

7

A look at performance

TOTAL RETURNS FOR THE PERIOD ENDED SEPTEMBER 30, 2014

Average annual total returns (%) with maximum sales charge				Cumulative total returns (%) with maximum sales charge				SEC 30-day yield (%) subsidized	SEC 30-day yield (%) unsubsidized[1]
	1-year	5-year	Since inception[2]	6-month	1-year	5-year	Since inception[2]	as of 9-30-14	as of 9-30-14
Class A	3.00	11.65	13.95	-2.89	3.00	73.46	103.02	4.91	4.90
Class C3	5.48	11.27	13.49	-0.18	5.48	70.56	98.64	4.31	4.30
Class I4	7.46	12.90	15.16	1.20	7.46	83.39	114.98	5.37	5.36
Index†	7.23	10.37	14.79	0.60	7.23	63.74	111.28	—	—

Performance figures assume all distributions are reinvested. Figures reflect maximum sales charge on Class A shares of 4% and the applicable contingent deferred sales charge (CDSC) on Class C shares. The returns for Class A shares have been adjusted to reflect the reduction in the maximum sales charge from 4.5% to 4.0%, effective 2-3-14. Class C shares sold within one year of purchase are subject to a 1% CDSC. Sales charges are not applicable to Class I shares.

The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the fund and may differ from those disclosed in the Financial highlights tables in this report. Had the fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:

	Class A	Class C	Class I
Gross (%)	1.14	2.20	0.90
Net (%)	1.14	1.93	0.87

Please refer to the most recent prospectuses and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, the fund's current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800-225-5291 or visit the fund's website at jhinvestments.com.

The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The fund's performance results reflect any applicable fee waivers or expense reductions, without which the expenses increase and results would have been less favorable.

†	Index is the Bank of America Merrill Lynch U.S. High Yield Master II Constrained Index.

See the following page for footnotes.

8

This chart and table show what happened to a hypothetical $10,000 investment in John Hancock Core High Yield Fund for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we've shown the same investment in the Bank of America Merrill Lynch U.S. High Yield Master II Constrained Index.

	Start date	With maximum sales charge ($)	Without sales charge ($)	Index ($)
Class C3,5	4-30-09	19,864	19,864	21,128
Class I4	4-30-09	21,498	21,498	21,128

The values shown in the chart for Class A with maximum sales charge have been adjusted to reflect the reduction in the Class A maximum sales charge from 4.5% to 4.0%, which became effective on 2-3-14.

Bank of America Merrill Lynch U.S. High Yield Master II Constrained Index is an unmanaged index composed of U.S. currency high-yield bonds issued by U.S. and non-U.S. issuers.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would have resulted in lower values.

Footnotes related to performance pages

1	Unsubsidized yield reflects what the yield would have been without the effect of reimbursements and waivers.
2	From 4-30-09.
3	Class C shares were first offered on 3-27-13. The returns prior to this date are those of Class A shares that have been recalculated to reflect the gross fees and expenses of Class C shares.
4	For certain types of investors, as described in the fund's prospectuses.
5	The contingent deferred sales charge is not applicable.

9

Your expenses

These examples are intended to help you understand your ongoing operating expenses of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds.

Understanding fund expenses

As a shareholder of the fund, you incur two types of costs:

•	Transaction costs, which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.
•	Ongoing operating expenses, including management fees, distribution and service fees (if applicable), and other fund expenses.

We are presenting only your ongoing operating expenses here.

Actual expenses/actual returns

This example is intended to provide information about the fund's actual ongoing operating expenses, and is based on the fund's actual return. It assumes an account value of $1,000.00 on April 1, 2014, with the same investment held until September 30, 2014.

	Account value on 4-1-2014	Ending value on 9-30-2014	Expenses paid during period ended 9-30-2014[1]	Annualized expense ratio
Class A	$1,000.00	$1,011.60	$5.40	1.07%
Class C	1,000.00	1,008.00	8.96	1.78%
Class I	1,000.00	1,012.00	4.09	0.81%
Class NAV[2]	1,000.00	984.60	0.58	0.65%

Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at September 30, 2014, by $1,000.00, then multiply it by the "expenses paid" for your share class from the table above. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:

10

Hypothetical example for comparison purposes

This table allows you to compare the fund's ongoing operating expenses with those of any other fund. It provides an example of the fund's hypothetical account values and hypothetical expenses based on each class's actual expense ratio and an assumed 5% annualized return before expenses (which is not the fund's actual return). It assumes an account value of $1,000.00 on April 1, 2014, with the same investment held until September 30, 2014. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

	Account value on 4-1-2014	Ending value on 9-30-2014	Expenses paid during period ended 9-30-2014[1]	Annualized expense ratio
Class A	$1,000.00	$1,019.70	$5.42	1.07%
Class C	1,000.00	1,016.10	9.00	1.78%
Class I	1,000.00	1,021.00	4.10	0.81%
Class NAV	1,000.00	1,021.80	3.29	0.65%

Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectuses for details regarding transaction costs.

1	Expenses are equal to the fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).
2	The inception date for Class NAV shares is 8-28-14. Expenses are equal to the fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 33/365 (to reflect the period).

11

Fund's investments

As of 9-30-14 (Unaudited)
	Rate (%)	Maturity date	Par value^		Value
Corporate Bonds 78.6%					$620,517,949
(Cost $624,605,739)
Consumer Discretionary 12.2%					96,680,033
Auto Components 1.3%
Icahn Enterprises LP	5.875	02/01/22		5,000,000	4,987,490
Stackpole International Intermediate Company SA (S)	7.750	10/15/21		4,840,000	4,876,300
Diversified Consumer Services 0.1%
Speedy Cash Intermediate Holdings Corp. (S)	10.750	05/15/18		1,000,000	1,010,000
Hotels, Restaurants & Leisure 0.7%
Caesars Entertainment Operating Company, Inc.	11.250	06/01/17		250,000	192,813
Great Canadian Gaming Corp.	6.625	07/25/22	CAD	2,000,000	1,875,084
Landry's, Inc. (S)	9.375	05/01/20		3,485,000	3,685,388
Household Durables 3.3%
Beazer Homes USA, Inc.	7.250	02/01/23		200,000	199,000
Beazer Homes USA, Inc.	9.125	05/15/19		3,000,000	3,142,500
Brookfield Residential Properties, Inc. (S)	6.500	12/15/20		3,340,000	3,465,250
Century Communities, Inc. (S)	6.875	05/15/22		945,000	952,088
Meritage Homes Corp.	7.000	04/01/22		1,000,000	1,080,000
Modular Space Corp. (S)	10.250	01/31/19		6,125,000	6,186,250
Summit Materials LLC (S)	10.500	01/31/20		3,000,000	3,315,000
The Ryland Group, Inc.	5.375	10/01/22		1,000,000	975,000
William Lyon Homes, Inc.	5.750	04/15/19		640,000	628,800
WLH PNW Finance Corp. (S)	7.000	08/15/22		6,210,000	6,287,625
Internet & Catalog Retail 0.1%
Netflix, Inc. (S)	5.750	03/01/24		1,125,000	1,158,750
Media 4.4%
Altice SA (S)	7.750	05/15/22		2,500,000	2,581,250
American Media, Inc.	11.500	12/15/17		2,094,000	2,209,170
Gannett Company, Inc. (S)	4.875	09/15/21		5,000,000	4,837,500
Gibson Brands, Inc. (S)	8.875	08/01/18		490,000	478,975
Postmedia Network, Inc.	12.500	07/15/18		2,000,000	2,105,000
Quebecor Media, Inc. (S)	6.625	01/15/23	CAD	3,000,000	2,789,187
Sinclair Television Group, Inc. (S)	5.625	08/01/24		5,000,000	4,812,500
Sirius XM Radio, Inc. (S)	6.000	07/15/24		9,500,000	9,642,500
SiTV LLC (S)	10.375	07/01/19		2,250,000	2,221,875
Videotron, Ltd. (S)	5.375	06/15/24		3,055,000	3,024,450
Specialty Retail 2.3%
Conn's, Inc. (S)	7.250	07/15/22		6,000,000	5,107,500
DriveTime Automotive Group, Inc. (S)	8.000	06/01/21		4,000,000	3,810,000
GRD Holdings III Corp. (S)	10.750	06/01/19		3,000,000	3,307,500
Group 1 Automotive, Inc. (S)	5.000	06/01/22		2,500,000	2,418,750

12SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^		Value
Consumer Discretionary (continued)
Specialty Retail (continued)
The Hillman Group, Inc. (S)	6.375	07/15/22		625,000	$604,688
The Men's Wearhouse, Inc. (S)	7.000	07/01/22		2,685,000	2,711,850
Consumer Staples 6.2%					48,659,150
Beverages 0.1%
Pinnacle Operating Corp. (S)	9.000	11/15/20		675,000	720,563
Commercial Services & Supplies 0.4%
Ceridian LLC (S)	8.125	11/15/17		3,150,000	3,153,938
Food & Staples Retailing 0.2%
Simmons Foods, Inc. (C)(S)	7.875	10/01/21		1,500,000	1,485,000
Food Products 2.2%
Alliance Grain Traders, Inc. (S)	9.000	02/14/18	CAD	2,000,000	1,873,655
Big Heart Pet Brands	7.625	02/15/19		865,000	857,431
Post Holdings, Inc. (S)	6.000	12/15/22		580,000	532,150
Post Holdings, Inc. (S)	6.750	12/01/21		4,775,000	4,524,313
Post Holdings, Inc.	7.375	02/15/22		1,100,000	1,089,000
Simmons Foods, Inc. (S)	10.500	11/01/17		1,250,000	1,321,875
Southern States Cooperative, Inc. (S)	10.000	08/15/21		7,000,000	6,860,000
Household Products 1.8%
Harbinger Group, Inc. (S)	7.750	01/15/22		5,000,000	4,962,500
Harbinger Group, Inc.	7.750	01/15/22		1,530,000	1,518,525
Harbinger Group, Inc.	7.875	07/15/19		2,830,000	3,013,950
Reynolds Group Issuer, Inc.	9.000	04/15/19		3,000,000	3,123,750
The Sun Products Corp. (S)	7.750	03/15/21		2,000,000	1,535,000
Tobacco 1.5%
Alliance One International, Inc.	9.875	07/15/21		7,000,000	6,825,000
Vector Group, Ltd.	7.750	02/15/21		5,000,000	5,262,500
Energy 13.5%					106,647,346
Energy Equipment & Services 2.5%
Forbes Energy Services, Ltd.	9.000	06/15/19		3,750,000	3,703,125
Halcon Resources Corp.	9.250	02/15/22		5,500,000	5,431,250
Offshore Group Investment, Ltd.	7.125	04/01/23		2,000,000	1,762,500
Parker Drilling Company (S)	6.750	07/15/22		290,000	291,450
Permian Holdings, Inc. (S)	10.500	01/15/18		4,303,000	4,389,060
PHI, Inc.	5.250	03/15/19		1,340,000	1,345,025
Pioneer Energy Services Corp. (S)	6.125	03/15/22		440,000	435,600
Teine Energy Ltd. (S)	6.875	09/30/22		2,185,000	2,144,031
Oil, Gas & Consumable Fuels 11.0%
Arch Coal, Inc. (S)	8.000	01/15/19		560,000	480,200
Atlas Pipeline Partners LP	5.875	08/01/23		4,500,000	4,398,750
Bill Barrett Corp.	7.625	10/01/19		1,000,000	1,032,500

SEE NOTES TO FINANCIAL STATEMENTS13

	Rate (%)	Maturity date	Par value^		Value
Energy (continued)
Oil, Gas & Consumable Fuels (continued)
BreitBurn Energy Partners LP	7.875	04/15/22		3,000,000	$3,037,500
California Resources Corp. (C)(S)	5.500	09/15/21		6,000,000	6,090,000
Calumet Specialty Products Partners LP (S)	6.500	04/15/21		8,000,000	7,600,000
Calumet Specialty Products Partners LP	7.625	01/15/22		1,450,000	1,471,750
Carrizo Oil & Gas, Inc.	7.500	09/15/20		2,750,000	2,860,000
Compressco Partners LP (S)	7.250	08/15/22		2,865,000	2,872,163
EPL Oil & Gas, Inc.	8.250	02/15/18		1,500,000	1,533,750
FTS International, Inc. (S)	6.250	05/01/22		3,000,000	2,947,500
Halcon Resources Corp.	8.875	05/15/21		3,400,000	3,349,000
Jones Energy Holdings LLC (S)	6.750	04/01/22		805,000	805,000
Legacy Reserves LP	8.000	12/01/20		4,000,000	4,160,000
Linn Energy LLC	6.500	05/15/19		5,000,000	4,900,000
Memorial Resource Development Corp. (S)	5.875	07/01/22		870,000	850,425
Midstates Petroleum Company, Inc.	10.750	10/01/20		7,000,000	7,262,500
Penn Virginia Corp.	8.500	05/01/20		550,000	577,500
Rockies Express Pipeline LLC (S)	6.850	07/15/18		9,000,000	9,630,000
Sabine Pass Liquefaction LLC	5.625	02/01/21		2,000,000	2,055,000
Sanchez Energy Corp. (S)	6.125	01/15/23		540,000	535,356
Seventy Seven Energy, Inc. (S)	6.500	07/15/22		5,130,000	5,040,225
Sidewinder Drilling, Inc. (S)	9.750	11/15/19		2,500,000	2,500,000
Trilogy Energy Corp. (S)	7.250	12/13/19	CAD	3,500,000	3,312,648
Tullow Oil PLC (S)	6.000	11/01/20		730,000	730,000
Tullow Oil PLC (S)	6.250	04/15/22		1,590,000	1,554,225
Ultra Petroleum Corp. (S)	5.750	12/15/18		2,500,000	2,512,500
Ultra Petroleum Corp. (S)	6.125	10/01/24		2,000,000	1,910,000
WPX Energy, Inc.	5.250	09/15/24		1,175,000	1,136,813
Financials 11.5%					90,587,493
Banks 1.7%
Barclays Bank PLC	7.625	11/21/22		3,000,000	3,223,875
Credit Agricole SA (8.125% to 09/19/2018, then 5 year U.S. Swap Rate + 6.283%) (S)	8.125	09/19/33		4,000,000	4,439,100
HSBC Holdings PLC (P)(Q)	5.625	01/17/20		1,630,000	1,618,590
Societe Generale SA (8.250% to 11/29/2018, then 5 Year U.S. Swap Rate + 6.394%) (Q)	8.250	11/29/18		4,000,000	4,112,000
Capital Markets 0.9%
Credit Suisse Group AG (7.500% to 12/11/2023, then 5 year U.S. Swap Rate + 4.598%) (Q)(S)	7.500	12/11/23		2,120,000	2,226,000
GFI Group, Inc.	10.375	07/19/18		2,000,000	2,370,000
KCG Holdings, Inc. (S)	8.250	06/15/18		2,000,000	2,080,000
Consumer Finance 2.4%
Cash America International, Inc.	5.750	05/15/18		5,000,000	5,187,500
Credit Acceptance Corp. (S)	6.125	02/15/21		5,160,000	5,250,300

14SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^		Value
Financials (continued)
Consumer Finance (continued)
DFC Finance Corp. (S)	10.500	06/15/20		4,000,000	$3,880,000
Enova International, Inc. (S)	9.750	06/01/21		2,000,000	2,000,000
First Cash Financial Services, Inc.	6.750	04/01/21		2,605,000	2,709,200
Diversified Financial Services 3.6%
General Electric Capital Corp. (6.250% to 12/15/2022, then 3 month LIBOR + 4.704%) (Q)	6.250	12/15/22		1,500,000	1,616,250
iPayment, Inc.	10.250	05/15/18		5,000,000	4,412,500
Jefferies Finance LLC (S)	6.875	04/15/22		3,000,000	2,955,000
Milestone Aviation Group LLC (S)	8.625	12/15/17		4,000,000	4,300,000
Nationstar Mortgage LLC	6.500	06/01/22		7,000,000	6,650,000
Reliance Intermediate Holdings LP (S)	9.500	12/15/19		500,000	522,500
TMX Finance LLC (S)	8.500	09/15/18		7,948,000	7,908,260
Real Estate Investment Trusts 0.8%
CNL Lifestyle Properties, Inc.	7.250	04/15/19		750,000	770,625
DuPont Fabros Technology LP	5.875	09/15/21		1,100,000	1,126,125
iStar Financial, Inc.	5.000	07/01/19		4,890,000	4,706,625
Real Estate Management & Development 1.3%
Crescent Resources LLC (S)	10.250	08/15/17		3,000,000	3,255,000
Forestar USA Real Estate Group, Inc. (S)	8.500	06/01/22		1,665,000	1,706,625
Mattamy Group Corp. (S)	6.500	11/15/20		3,500,000	3,491,250
Mattamy Group Corp. (S)	6.875	11/15/20	CAD	2,000,000	1,839,368
Thrifts & Mortgage Finance 0.8%
Ladder Capital Finance Holdings LLLP (S)	5.875	08/01/21		1,420,000	1,405,800
Ocwen Financial Corp. (S)	6.625	05/15/19		5,000,000	4,825,000
Health Care 3.9%					30,476,813
Health Care Equipment & Supplies 1.3%
Alere, Inc.	7.250	07/01/18		2,500,000	2,618,750
Centric Health Corp.	8.625	04/18/18	CAD	10,000,000	7,665,521
Health Care Providers & Services 2.4%
BioScrip, Inc. (S)	8.875	02/15/21		6,125,000	6,270,469
National Mentor Holdings, Inc. (S)	12.500	02/15/18		5,936,000	6,277,320
OnCure Holdings, Inc.	11.750	01/15/17		62,499	68,124
OnCure Holdings, Inc. (H)	11.750	05/15/17		175,000	3,420
Vantage Oncology LLC (S)	9.500	06/15/17		6,000,000	5,820,000
Pharmaceuticals 0.2%
Forest Laboratories, Inc. (S)	5.000	12/15/21		1,125,000	1,202,759
JLL/Delta Dutch Newco BV (S)	7.500	02/01/22		545,000	550,450
Industrials 9.6%					75,846,710
Aerospace & Defense 1.7%
LMI Aerospace, Inc. (S)	7.375	07/15/19		8,040,000	8,040,000

SEE NOTES TO FINANCIAL STATEMENTS15

	Rate (%)	Maturity date	Par value^		Value
Industrials (continued)
Aerospace & Defense (continued)
TransDigm, Inc. (S)	6.000	07/15/22		5,670,000	$5,599,125
Building Products 1.5%
Associated Materials LLC	9.125	11/01/17		9,000,000	8,820,000
Nortek, Inc.	8.500	04/15/21		1,000,000	1,075,000
Summit Materials LLC	10.500	01/31/20		1,780,000	1,966,900
Commercial Services & Supplies 0.6%
Casella Waste Systems, Inc.	7.750	02/15/19		2,600,000	2,606,500
Garda World Security Corp. (S)	7.250	11/15/21		110,000	109,450
GFL Environmental Corp. (S)	7.500	06/18/18	CAD	1,500,000	1,367,472
Safway Group Holding LLC (S)	7.000	05/15/18		480,000	488,400
Tervita Corp. (S)	10.875	02/15/18		450,000	450,000
Construction & Engineering 1.1%
Aecom Technology Corp. (C)(S)	5.750	10/15/22		7,500,000	7,575,000
Michael Baker International, Inc. (S)	8.250	10/15/18		900,000	909,000
Construction Materials 0.3%
Weekley Homes LLC	6.000	02/01/23		2,500,000	2,418,750
Machinery 0.1%
BlueLine Rental Finance Corp. (S)	7.000	02/01/19		440,000	452,100
Waterjet Holdings, Inc. (S)	7.625	02/01/20		440,000	455,400
Marine 1.1%
Navios Maritime Holdings, Inc. (S)	7.375	01/15/22		8,810,000	8,369,500
Oil, Gas & Consumable Fuels 0.6%
Teekay Offshore Partners LP	6.000	07/30/19		5,040,000	4,914,000
Professional Services 0.4%
Mustang Merger Corp. (S)	8.500	08/15/21		3,000,000	3,105,000
Road & Rail 0.3%
The Hertz Corp.	5.875	10/15/20		2,000,000	2,030,000
Trading Companies & Distributors 0.7%
HD Supply, Inc.	7.500	07/15/20		5,000,000	5,187,500
WESCO Distribution, Inc.	5.375	12/15/21		335,000	332,488
Transportation Infrastructure 1.2%
CHC Helicopter SA	9.250	10/15/20		3,600,000	3,834,000
CHC Helicopter SA	9.375	06/01/21		2,825,000	2,980,375
Florida East Coast Holdings Corp. (S)	6.750	05/01/19		2,700,000	2,760,750
Information Technology 2.0%					16,155,365
Communications Equipment 0.6%
Altice Financing SA (S)	6.500	01/15/22		1,520,000	1,558,000
Altice Finco SA (S)	8.125	01/15/24		2,700,000	2,889,000
Electronic Equipment, Instruments & Components 0.7%
Kemet Corp.	10.500	05/01/18		1,000,000	1,048,750

16SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Information Technology (continued)
Electronic Equipment, Instruments & Components (continued)
Zebra Technologies Corp. (C)(S)	7.250	10/15/22	4,740,000	$4,740,000
Semiconductors & Semiconductor Equipment 0.7%
Entegris, Inc. (S)	6.000	04/01/22	961,000	975,415
Micron Technology, Inc. (S)	5.500	02/01/25	4,350,000	4,263,000
Micron Technology, Inc. (S)	5.875	02/15/22	655,000	681,200
Materials 12.9%				101,613,560
Chemicals 0.7%
Momentive Performance Materials, Inc. (H)	8.875	10/15/20	2,000,000	1,785,000
Rain CII Carbon LLC (S)	8.250	01/15/21	3,375,000	3,510,000
Construction Materials 2.3%
American Gilsonite Company (S)	11.500	09/01/17	7,500,000	8,100,000
Hardwoods Acquisition, Inc. (S)	7.500	08/01/21	7,800,000	7,683,000
US Concrete, Inc.	8.500	12/01/18	2,250,000	2,407,500
Containers & Packaging 1.4%
Ardagh Packaging Finance PLC (S)	6.000	06/30/21	930,000	892,800
Ardagh Packaging Finance PLC (S)	6.250	01/31/19	1,530,000	1,514,700
Ardagh Packaging Finance PLC (S)	7.000	11/15/20	135,882	137,241
Cascades, Inc. (S)	5.500	07/15/22	7,460,000	7,236,200
Paperworks Industries, Inc. (S)	9.500	08/15/19	890,000	905,575
Metals & Mining 5.9%
AuRico Gold, Inc. (S)	7.750	04/01/20	3,655,000	3,655,000
Edgen Murray Corp. (S)	8.750	11/01/20	1,950,000	2,145,000
Essar Steel Algoma, Inc. (S)	9.375	03/15/15	2,000,000	1,997,500
First Quantum Minerals, Ltd. (S)	7.250	10/15/19	6,000,000	6,180,000
First Quantum Minerals, Ltd. (S)	7.250	05/15/22	2,750,000	2,811,875
Hecla Mining Company	6.875	05/01/21	1,800,000	1,692,000
HudBay Minerals, Inc.	9.500	10/01/20	5,290,000	5,673,525
Optima Specialty Steel, Inc. (S)	12.500	12/15/16	250,000	268,125
Signode Industrial Group Lux SA (S)	6.375	05/01/22	3,910,000	3,753,600
Steel Dynamics, Inc. (S)	5.125	10/01/21	4,000,000	4,060,000
Taseko Mines, Ltd.	7.750	04/15/19	3,750,000	3,731,250
Thompson Creek Metals Company, Inc.	9.750	12/01/17	3,000,000	3,262,500
Thompson Creek Metals Company, Inc.	12.500	05/01/19	7,000,000	7,682,500
Paper & Forest Products 2.6%
Mercer International, Inc.	9.500	12/01/17	1,670,000	1,749,325
Resolute Forest Products, Inc.	5.875	05/15/23	5,858,000	5,414,989
Tembec Industries, Inc. (C)(S)	9.000	12/15/19	10,000,000	10,075,000
Tembec Industries, Inc.	11.250	12/15/18	2,447,000	2,638,355
UPM-Kymmene OYJ (S)	7.450	11/26/27	600,000	651,000

SEE NOTES TO FINANCIAL STATEMENTS17

	Rate (%)	Maturity date	Par value^	Value
Telecommunication Services 3.8%				$30,153,294
Diversified Telecommunication Services 2.8%
Cincinnati Bell, Inc.	8.375	10/15/20	1,000,000	1,055,000
Columbus International, Inc. (S)	7.375	03/30/21	1,200,000	1,248,000
Frontier Communications Corp.	6.250	09/15/21	1,130,000	1,122,231
Frontier Communications Corp.	7.125	01/15/23	7,500,000	7,650,000
Frontier Communications Corp.	8.500	04/15/20	1,000,000	1,110,000
Goodman Networks, Inc.	12.125	07/01/18	3,600,000	3,780,000
T-Mobile USA, Inc.	6.000	03/01/23	4,000,000	4,000,000
Wind Acquisition Finance SA (S)	7.375	04/23/21	2,500,000	2,512,500
Wireless Telecommunication Services 1.0%
Sprint Capital Corp.	6.900	05/01/19	1,000,000	1,051,250
Sprint Corp. (S)	7.125	06/15/24	6,575,000	6,624,313
Utilities 3.0%				23,698,185
Electric Utilities 1.1%
RJS Power Holdings LLC (S)	5.125	07/15/19	8,900,000	8,811,000
Gas Utilities 0.3%
Southern Star Central Corp. (S)	5.125	07/15/22	2,500,000	2,487,500
Independent Power and Renewable Electricity Producers 1.6%
Dynegy, Inc.	5.875	06/01/23	6,585,000	6,140,513
GenOn Energy, Inc.	7.875	06/15/17	2,000,000	2,035,000
NRG Energy, Inc. (S)	6.250	07/15/22	1,675,000	1,717,922
NRG Energy, Inc. (S)	6.250	05/01/24	2,500,000	2,506,250
Term Loans (M) 12.3%				$97,151,965
(Cost $98,450,008)
Consumer Discretionary 3.3%				26,463,167
Diversified Consumer Services 0.3%
Orchard Acquisition Company	7.000	02/07/19	2,345,217	2,333,491
Hotels, Restaurants & Leisure 0.2%
Marina District Finance Company, Inc.	6.750	08/15/18	1,945,300	1,940,437
Household Durables 0.8%
Norcraft Companies LP	5.250	12/13/20	3,970,000	3,950,150
William Lyon Homes, Inc.	7.250	08/12/15	2,506,154	2,506,154
Media 0.6%
Getty Images, Inc.	4.750	10/18/19	2,977,273	2,716,761
SESAC Holdco II LLC	5.000	02/08/19	1,953,820	1,941,608
Specialty Retail 0.8%
Payless, Inc.	5.000	03/11/21	1,995,000	1,915,200
Payless, Inc.	8.500	03/11/22	210,000	195,300
Toys R Us Property Company I LLC	6.000	08/21/19	4,419,112	4,242,348
Textiles, Apparel & Luxury Goods 0.6%
Charlotte Russe, Inc.	6.750	05/21/19	3,960,000	3,861,000

18SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Consumer Discretionary (continued)
Textiles, Apparel & Luxury Goods (continued)
Charlotte Russe, Inc.	6.750	05/22/19	882,788	$860,718
Consumer Staples 1.2%				9,310,386
Food & Staples Retailing 0.5%
Reddy Ice Corp.	6.000	11/01/19	500,000	440,000
Reddy Ice Corp.	6.751	05/01/19	3,447,500	3,257,888
Household Products 0.7%
The Sun Products Corp.	5.500	03/23/20	5,960,172	5,612,498
Energy 2.0%				15,474,194
Energy Equipment & Services 0.5%
Preferred Proppants LLC	6.750	08/12/20	4,000,000	3,930,000
Oil, Gas & Consumable Fuels 1.5%
Arch Coal, Inc.	6.250	05/16/18	6,941,834	6,332,688
Fieldwood Energy LLC	8.375	09/30/20	5,205,000	5,211,506
Financials 1.3%				9,917,500
Diversified Financial Services 1.3%
iPayment, Inc.	6.750	05/08/17	4,000,000	3,947,500
PGX Holdings, Inc. (T)	TBD	09/18/20	6,000,000	5,970,000
Health Care 0.7%				5,639,051
Health Care Providers & Services 0.4%
CRC Health Corp.	9.000	09/28/21	1,000,000	996,250
Western Dental Services, Inc.	6.000	11/01/18	2,471,327	2,446,613
Pharmaceuticals 0.3%
Qol Meds LLC	5.500	07/15/20	2,210,000	2,196,188
Industrials 1.2%				9,607,729
Airlines 0.3%
Air Canada	5.500	09/20/19	2,668,313	2,686,657
Machinery 0.4%
CPM Holdings, Inc.	10.250	03/01/18	3,000,000	3,035,625
Road & Rail 0.5%
Livingston International, Inc.	5.000	04/16/19	1,975,000	1,940,438
Livingston International, Inc.	9.000	04/20/20	1,954,783	1,945,009
Information Technology 0.8%				6,002,500
Electronic Equipment, Instruments & Components 0.7%
Blue Coat Systems, Inc.	9.500	06/28/20	5,000,000	5,000,000
IT Services 0.1%
Deltek, Inc.	10.000	10/10/19	1,000,000	1,002,500

SEE NOTES TO FINANCIAL STATEMENTS19

	Rate (%)	Maturity date	Par value^	Value
Materials 0.6%				$4,987,438
Chemicals 0.6%
American Pacific Corp.	7.000	02/27/19	4,975,000	4,987,438
Telecommunication Services 1.2%				9,750,000
Diversified Telecommunication Services 1.2%
Birch Communications, Inc.	7.750	07/17/20	10,000,000	9,750,000
			Shares	Value
Common Stocks 0.0%				$218,622
(Cost $250,006)
Energy 0.0%				40,960
Energy Equipment & Services 0.0%
TPT Acquisition, Inc. (I)			2,560	40,960
Utilities 0.0%				177,662
Independent Power and Renewable Electricity Producers 0.0%
Dynegy, Inc. (I)			6,156	177,662
Preferred Securities 0.1%				$1,138,718
(Cost $1,141,000)
Utilities 0.1%				1,138,718
Dominion Resources, Inc.			22,820	1,138,718
Warrants 0.0%				$3
(Cost $17,500)
Green Field Energy Services, Inc. ( Expiration Date: 11-15-21; Strike Price: $0.01) (I)(S)			250	3
			Par value	Value
Short-Term Investments 4.7%				$36,783,000
(Cost $36,783,000)
Repurchase Agreement 4.7%				36,783,000
Repurchase Agreement with State Street Corp. dated 9-30-14 at 0.000% to be repurchased at $36,783,000 on 10-1-14, collateralized by $37,755,000 U.S. Treasury Notes, 1.250% due 10-31-18 (valued at $37,519,031, including interest)			36,783,000	36,783,000
Total investments (Cost $761,247,253)† 95.7%				$755,810,257
Other assets and liabilities, net 4.3%				$33,752,683
Total net assets 100.0%				$789,562,940

20SEE NOTES TO FINANCIAL STATEMENTS

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
^	All par values are denominated in U.S. dollars unless otherwise indicated.
CAD	Canadian Dollar
LIBOR	London Interbank Offered Rate
TBD	To Be Determined
(C)	Security purchased on a when-issued or delayed delivery basis.
(H)	Non-income producing - Issuer is in default.
(I)	Non-income producing security.
(M)	Term loans are variable rate obligations. The coupon rate shown represents the rate at period end.
(P)	Variable rate obligation. The coupon rate shown represents the rate at period end.
(Q)	Perpetual bonds have no stated maturity date. Date shown as maturity date is next call date.
(S)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $381,361,670 or 48.3% of the fund's net assets as of 9-30-14.
(T)	This position represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate.
†	At 9-30-14, the aggregate cost of investment securities for federal income tax purposes was $761,974,310. Net unrealized depreciation aggregated $6,164,053, of which $8,055,522 related to appreciated investment securities and $14,219,575 related to depreciated investment securities.

The fund had the following country concentration as a percentage of net assets on 9-30-14.

United States	80.5%
Canada	12.3%
Luxembourg	1.8%
France	1.1%
Greece	1.1%
United Kingdom	0.9%
Ireland	0.9%
Marshall Islands	0.6%
Switzerland	0.3%
Cayman Islands	0.2%
Other Countries	0.3%
Total	100.0%

SEE NOTES TO FINANCIAL STATEMENTS21

Financial statements

STATEMENT OF ASSETS AND LIABILITIES 9-30-14 (unaudited)

Assets
Investments, at value (Cost $761,247,253)	$755,810,257
Cash	47,189,609
Foreign currency, at value (Cost $150,184)	145,361
Receivable for investments sold	4,569,540
Receivable for fund shares sold	6,483,822
Receivable for forward foreign currency exchange contracts	1,235,670
Dividends and interest receivable	13,572,874
Other receivables and prepaid expenses	47,735
Total assets	829,054,868
Liabilities
Payable for investments purchased	5,965,500
Payable for delayed delivery securities purchased	29,740,000
Payable for forward foreign currency exchange contracts	207,083
Payable for fund shares repurchased	3,216,346
Distributions payable	108,779
Payable to affiliates
Accounting and legal services fees	30,184
Transfer agent fees	134,846
Trustees' fees	392
Other liabilities and accrued expenses	88,798
Total liabilities	39,491,928
Net assets	$789,562,940
Net assets consist of
Paid-in capital	$794,741,622
Undistributed net investment income	468,328
Accumulated net realized gain (loss) on investments and foreign currency transactions	(1,216,554)
Net unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	(4,430,456)
Net assets	$789,562,940

22SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES (continued)

Net asset value per share
Based on net asset values and shares outstanding-the fund has an unlimited number of shares authorized with no par value
Class A ($376,984,064 ÷ 34,772,833 shares)[1]	$10.84
Class C ($53,774,121 ÷ 4,961,011 shares)[1]	$10.84
Class I ($240,564,624 ÷ 22,184,432 shares)	$10.84
Class NAV ($118,240,131 ÷ 10,901,274 shares)	$10.85
Maximum offering price per share
Class A (net asset value per share ÷ 96%)[2]	$11.29

1	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
2	On single retail sales of less than $100,000. On sales of $100,000 or more and on group sales the offering price is reduced.

SEE NOTES TO FINANCIAL STATEMENTS23

STATEMENT OF OPERATIONS  For the six months ended 9-30-14 (unaudited)

Investment income
Interest	$19,771,302
Dividends	18,185
Total investment income	19,789,487
Expenses
Investment management fees	1,855,386
Distribution and service fees	641,159
Accounting and legal services fees	44,052
Transfer agent fees	353,453
Trustees' fees	2,419
State registration fees	20,428
Printing and postage	17,087
Professional fees	37,905
Custodian fees	41,746
Registration and filing fees	16,203
Other	5,202
Total expenses	3,035,040
Less expense reductions	(20,658)
Net expenses	3,014,382
Net investment income	16,775,105
Realized and unrealized gain (loss)
Net realized gain (loss) on
Investments in unaffiliated issuers and foreign currency transactions	(554,705)
(554,705)
Change in net unrealized appreciation (depreciation) of
Investments in unaffiliated issuers and translation of assets and liabilities in foreign currencies	(14,297,368)
(14,297,368)
Net realized and unrealized loss	(14,852,073)
Increase in net assets from operations	$1,923,032

24SEE NOTES TO FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS

	Six months ended 9-30-14	Year ended
	(unaudited)	9-30-14
Increase (decrease) in net assets
From operations
Net investment income	$16,775,105	$21,572,753
Net realized gain (loss)	(554,705)	2,484,425
Change in net unrealized appreciation (depreciation)	(14,297,368)	2,339,310
Increase in net assets resulting from operations	1,923,032	26,396,488
Distributions to shareholders
From net investment income
Class A	(9,974,055)	(17,157,660)
Class C	(1,027,231)	(609,633)
Class I	(5,258,339)	(4,729,965)
Class NAV	(644,147)	—
From net realized gain
Class A	—	(1,434,267)
Class C	—	(77,571)
Class I	—	(413,673)
Total distributions	(16,903,772)	(24,422,769)
From fund share transactions	344,232,503	210,110,747
Total increase	329,251,763	212,084,466
Net assets
Beginning of period	460,311,177	248,226,711
End of period	$789,562,940	$460,311,177
Undistributed net investment income	$468,328	$596,995

SEE NOTES TO FINANCIAL STATEMENTS25

Financial highlights

The Financial highlights show how the fund's net asset value for a share has changed during the period.

Class A Shares Period ended	9-30-14	[1]	3-31-14	3-31-13	3-31-12	3-31-11	3-31-10	[2]
Per share operating performance
Net asset value, beginning of period	$11.03		$11.02	$10.52	$11.35	$11.59	$10.00
Net investment income3	0.32		0.71	0.74	1.07	1.16	0.99
Net realized and unrealized gain (loss) on investments	(0.19)		0.10	0.53	(0.25)	0.92	2.21
Total from investment operations	0.13		0.81	1.27	0.82	2.08	3.20
Less distributions
From net investment income	(0.32)		(0.74)	(0.76)	(1.04)	(1.20)	(0.98)
From net realized gain	—		(0.06)	(0.01)	(0.61)	(1.12)	(0.63)
Total distributions	(0.32)		(0.80)	(0.77)	(1.65)	(2.32)	(1.61)
Net asset value, end of period	$10.84		$11.03	$11.02	$10.52	$11.35	$11.59
Total return (%)[4,5]	1.16	[6]	7.62	12.59	8.12	19.34	33.75	[6]
Ratios and supplemental data
Net assets, end of period (in millions)	$377		$313	$208	$16	$17	$17
Ratios (as a percentage of average net assets):
Expenses before reductions	1.08	[7]	1.15	1.30	1.68	1.55	1.36	[7]
Expenses including reductions	1.07	[7]	1.15	1.18	1.24	1.21	1.13	[7]
Net investment income	5.71	[7]	6.45	6.83	9.82	9.99	9.82	[7]
Portfolio turnover (%)	6		26	15	64	207	389

1	Six months ended 9-30-14. Unaudited.
2	Period from 4-30-09 (commencement of operations) to 3-31-10.
3	Based on average daily shares outstanding.
4	Does not reflect the effect of sales charges, if any.
5	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
6	Not annualized.
7	Annualized.

26SEE NOTES TO FINANCIAL STATEMENTS

Class C Shares Period ended	9-30-14	[1]	3-31-14	3-31-13	[2]
Per share operating performance
Net asset value, beginning of period	$11.03		$11.02	$11.01
Net investment income3	0.27		0.61	0.01
Net realized and unrealized gain (loss) on investments	(0.18)		0.10	—	[4]
Total from investment operations	0.09		0.71	0.01
Less distributions
From net investment income	(0.28)		(0.64)	—
From net realized gain	—		(0.06)	—
Total distributions	(0.28)		(0.70)	—
Net asset value, end of period	$10.84		$11.03	$11.02
Total return (%)[5,6]	0.80	[7]	6.73	0.09	[7]
Ratios and supplemental data
Net assets, end of period (in millions)	$54		$28	—	[8]
Ratios (as a percentage of average net assets):
Expenses before reductions	1.79	[9]	2.22	16.98	[9]
Expenses including reductions	1.78	[9]	1.93	1.93	[9]
Net investment income	4.94	[9]	5.58	5.54	[9]
Portfolio turnover (%)	6		26	15	[10]

1	Six months ended 9-30-14. Unaudited.
2	The inception date for Class C shares is 3-27-13.
3	Based on average daily shares outstanding.
4	Less than $0.005 per share.
5	Does not reflect the effect of sales charges, if any.
6	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
7	Not annualized.
8	Less than $500,000.
9	Annualized.
10	The portfolio turnover is shown for the period from 4-1-12 to 3-31-13.

SEE NOTES TO FINANCIAL STATEMENTS27

Class I Shares Period ended	9-30-14	[1]	3-31-14	3-31-13	3-31-12	3-31-11	3-31-10	[2]
Per share operating performance
Net asset value, beginning of period	$11.04		$11.02	$10.52	$11.36	$11.59	$10.00
Net investment income3	0.33		0.73	0.77	1.10	1.21	1.02
Net realized and unrealized gain (loss) on investments	(0.20)		0.12	0.53	(0.26)	0.92	2.20
Total from investment operations	0.13		0.85	1.30	0.84	2.13	3.22
Less distributions
From net investment income	(0.33)		(0.77)	(0.79)	(1.07)	(1.24)	(1.00)
From net realized gain	—		(0.06)	(0.01)	(0.61)	(1.12)	(0.63)
Total distributions	(0.33)		(0.83)	(0.80)	(1.68)	(2.36)	(1.63)
Net asset value, end of period	$10.84		$11.04	$11.02	$10.52	$11.36	$11.59
Total return (%)[4]	1.20	[5]	8.01	12.90	8.39	19.87	34.08	[5]
Ratios and supplemental data
Net assets, end of period (in millions)	$241		$119	$40	— [6]	— [6]	—	[6]
Ratios (as a percentage of average net assets):
Expenses before reductions	0.81	[7]	0.89	1.07	4.23	1.35	3.52	[7]
Expenses including reductions	0.81	[7]	0.87	0.87	0.90	0.85	0.85	[7]
Net investment income	5.92	[7]	6.71	7.06	10.17	10.35	10.10	[7]
Portfolio turnover (%)	6		26	15	64	207	389

1	Six months ended 9-30-14. Unaudited.
2	Period from 4-30-09 (commencement of operations) to 3-31-10.
3	Based on average daily shares outstanding.
4	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
5	Not annualized.
6	Less than $500,000.
7	Annualized.

28SEE NOTES TO FINANCIAL STATEMENTS

Class NAV Shares Period ended	9-30-14	[1,2]
Per share operating performance
Net asset value, beginning of period	$11.08
Net investment income3	0.06
Net realized and unrealized loss on investments	(0.23)
Total from investment operations	(0.17)
Less distributions
From net investment income	(0.06)
Total distributions	(0.06)
Net asset value, end of period	$10.85
Total return (%)[4]	(1.54	) [5]
Ratios and supplemental data
Net assets, end of period (in millions)	$118
Ratios (as a percentage of average net assets):
Expenses before reductions	0.66	[6]
Expenses including reductions and amounts recaptured	0.65	[6]
Net investment income	5.58	[6]
Portfolio turnover (%)	6	[7]

1	Period ended 9-30-14. Unaudited.
2	The inception date for Class NAV shares is 8-28-14.
3	Based on average daily shares outstanding.
4	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
5	Not annualized.
6	Annualized.
7	The portfolio turnover is shown for the period from 4-1-14 to 9-30-14.

SEE NOTES TO FINANCIAL STATEMENTS29

Notes to financial statements (unaudited)

Note 1 — Organization

John Hancock Core High Yield Fund (the fund) is a series of John Hancock Funds III (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund is to seek total return, consisting of a high level of current income and capital appreciation.

The fund may offer multiple classes of shares. The shares currently offered are detailed in the Statement of assets and liabilities. Class A and Class C shares are offered to all investors. Class I shares are offered to institutions and certain investors. Class NAV shares are offered to John Hancock affiliated funds of funds and certain 529 plans. Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, and transfer agent fees, state registration fees and printing and postage for each class may differ.

Note 2 — Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund intends to qualify as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.

Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:

Security valuation Investments are stated at value as of the close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 p.m., Eastern Time. In order to value the securities, the fund uses the following valuation techniques: Equity securities held by the fund are valued at the last sale price or official closing price on the exchange where the security was acquired or most likely will be sold. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Debt obligations are valued based on the evaluated prices provided by an independent pricing vendor or from broker-dealers. Independent pricing vendors utilize matrix pricing which takes into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, as well as broker supplied prices. Foreign securities and currencies, including forward foreign currency contracts, are valued in U.S. dollars, based on foreign currency exchange rates supplied by an independent pricing vendor. Securities that trade only in the over-the-counter (OTC) market are valued using bid prices. Certain short-term securities with maturities of 60 days or less at the time of purchase are valued at amortized cost.

Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund's Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed. Trading in foreign securities may be completed before the daily close of trading on the NYSE. Significant events at the issuer or market level may affect the values of securities between the time when the valuation of the securities is generally determined and the close of the NYSE. If a significant event occurs, these securities may be fair valued, as determined in good faith by the fund's Pricing Committee, following procedures established by the Board of Trustees. The fund uses fair value adjustment factors provided by an independent pricing vendor to value certain foreign securities in order to adjust for events that may occur between the close of foreign exchanges or markets and the close of the NYSE.

The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund's

30

own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy.

The following is a summary of the values by input classification of the fund's investments as of September 30, 2014, by major security category or type:

	Total Market Value at 9-30-14	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Corporate Bonds
Consumer Discretionary	$96,680,033	—	$96,680,033	—
Consumer Staples	48,659,150	—	48,659,150	—
Energy	106,647,346	—	106,647,346	—
Financials	90,587,493	—	90,587,493	—
Health Care	30,476,813	—	30,473,393	$3,420
Industrials	75,846,710	—	75,846,710	—
Information Technology	16,155,365	—	16,155,365	—
Materials	101,613,560	—	101,613,560	—
Telecommunication Services	30,153,294	—	30,153,294	—
Utilities	23,698,185	—	23,698,185	—
Term Loans
Consumer Discretionary	26,463,167	—	26,463,167	—
Consumer Staples	9,310,386	—	9,310,386	—
Energy	15,474,194	—	15,474,194	—
Financials	9,917,500	—	9,917,500	—
Health Care	5,639,051	—	5,639,051	—
Industrials	9,607,729	—	9,607,729	—
Information Technology	6,002,500	—	6,002,500	—
Materials	4,987,438	—	4,987,438	—
Telecommunication Services	9,750,000	—	9,750,000	—
Common Stocks
Energy	40,960	—	—	40,960
Utilities	177,662	$177,662	—	—
Preferred Securities
Utilities	1,138,718	1,138,718	—	—
Warrants	3	3	—	—
Short-Term Investments	36,783,000	—	36,783,000	—
Total Investments in Securities	755,810,257	$1,316,383	$754,449,494	$44,380
Other Financial Instruments
Forward Foreign Currency Contracts	$1,028,587	—	$1,028,587	—

Repurchase agreements. The fund may enter into repurchase agreements. When the fund enters into a repurchase agreement, it receives collateral that is held in a segregated account by the fund's custodian. The collateral amount is marked-to-market and monitored on a daily basis to ensure that the collateral held is in an amount not less than the principal amount of the repurchase agreement plus any accrued interest. Collateral received by the fund for repurchase agreements is disclosed in the Fund's investments as part of the caption related to the repurchase agreement.

31

Repurchase agreements are typically governed by the terms and conditions of the Master Repurchase Agreement and/or Global Master Repurchase Agreement (collectively, MRA). Upon an event of default, the non-defaulting party may close out all transactions traded under the MRA and net amounts owed. Absent an event of default, the MRA does not result in an offset of the reported amounts of assets and liabilities in the Statement of assets and liabilities. In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the collateral value may decline or the counterparty may have insufficient assets to pay back claims resulting from close-out of the transactions.

Term loans (Floating rate loans). The fund may invest in term loans, which often include debt securities that are rated below investment grade at the time of purchase. Term loans are generally subject to legal or contractual restrictions on resale. The liquidity of term loans, including the volume and frequency of secondary market trading in such loans, varies significantly over time and among individual loans. During periods of infrequent trading, valuing a term loan can be more difficult and buying and selling a term loan at an acceptable price can be more difficult and delayed, which could result in a loss.

The fund's ability to receive payments of principal, interest and other amounts in connection with term loans will depend primarily on the financial condition of the borrower. The fund's failure to receive scheduled payments on a term loan due to a default, bankruptcy or other reason, would adversely affect the fund's income and would likely reduce the value of its assets. Because many term loans are not rated by independent credit rating agencies, a decision to invest in a particular loan could depend exclusively on the subadvisor's credit analysis of the borrower and/or term loan agents. The fund may have limited rights to enforce the terms of an underlying loan.

At September 30, 2014, the fund had $20,174,500 in unfunded loan commitments outstanding.

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Interest income includes coupon interest and amortization/accretion of premiums/discounts on debt securities. Debt obligations may be placed in a non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful. Dividend income is recorded on the ex-date, except for dividends of foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.

Foreign currency translation. Assets, including investments and liabilities denominated in foreign currencies, are translated into U.S. dollar values each day at the prevailing exchange rate. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on the value of securities is reflected as a component of the realized and unrealized gains (losses) on investments.

Line of credit. The fund may borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the fund's custodian agreement, the custodian may loan money to the fund to make properly authorized payments. The fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the maximum extent permitted by law, to the extent of any overdraft.

In addition, the fund and other affiliated funds have entered into an agreement with Citibank N.A. that enables them to participate in a $300 million unsecured committed line of credit. A commitment fee, payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating fund on a pro rata basis and is reflected in other expenses on the Statement of operations. Commitment fees for the six months ended September 30, 2014 were $254. For the six months ended September 30, 2014, the fund had no borrowings under the line of credit.

32

Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund's relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, and transfer agent fees, state registration fees and printing and postage are calculated daily for all classes, based on the net asset value of the class and the applicable specific expense rates.

Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

As of March 31, 2014, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund's federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

Distributions of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares dividends daily and pays them monthly. Capital gain distributions, if any, are typically distributed annually.

Distributions paid by the fund with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class.

Such distributions, on a tax basis are determined in conformity with income tax regulations, which may differ from US GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to foreign currency transactions and amortization and accretion on debt securities.

Note 3 — Derivative instruments

The fund may invest in derivatives in order to meet its investment objective. Derivatives include a variety of different instruments that may be traded in the OTC market, on a regulated exchange or through a clearing facility. The risks in using derivatives vary depending upon the structure of the instruments, including the use of leverage, optionality, the liquidity or lack of liquidity of the contract, the creditworthiness of the counterparty or clearing organization and the volatility of the position. Some derivatives involve risks that are potentially greater than the risks associated with investing directly in the referenced securities or other referenced underlying instrument. Specifically, the fund is exposed to the risk that the counterparty to an OTC derivatives contract will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction.

Forward foreign currency contracts are typically traded through the OTC market. Certain forwards are regulated by the Commodity Futures Trading Commission (the CFTC) as swaps. Derivative counterparty risk is managed through an ongoing evaluation of the creditworthiness of all potential counterparties and, if applicable, designated clearing organizations. The fund attempts to reduce its exposure to counterparty risk for derivatives traded in the OTC market, whenever possible, by entering into an International Swaps and Derivatives Association (ISDA) Master Agreement with each of its OTC counterparties. The ISDA gives each party to the agreement the right to terminate all transactions traded under the agreement if there is certain deterioration in the credit quality or contractual default of the other party, as defined in the ISDA. Upon an event of default or a termination of the ISDA, the non-defaulting party has the right to close out all transactions and to net amounts owed.

33

Forward foreign currency contracts. A forward foreign currency contract is an agreement between two parties to buy and sell specific currencies at a price that is set on the date of the contract. The forward contract calls for delivery of the currencies on a future date that is specified in the contract. Risks related to the use of forwards include the possible failure of counterparties to meet the terms of the forward agreement, the risk that currency movements will not favor the fund thereby reducing the fund's total return, and the potential for losses in excess of the amounts recognized on the Statement of assets and liabilities.

The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked-to-market daily and the change in value is recorded by the fund as an unrealized gain or loss. Realized gains or losses, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed, are recorded upon delivery or receipt of the currency or settlement with the counterparty.

The fund used forward foreign currency contracts to manage against anticipated changes in currency exchange rates, gain exposure to foreign currencies, and to maintain diversity and liquidity of the portfolio. During the six months ended September 30, 2014, the fund held forward foreign currency contracts with USD notional values ranging from approximately $14.4 million to $64.3 million, as measured at each quarter end. The following table summarizes the contracts held at September 30, 2014.

Contract to buy	Contract to sell	Counterparty	Contractual settlement date	Unrealized appreciation	Unrealized depreciation	Net unrealized appreciation/ (depreciation)
CAD 23,488,834	USD 21,180,193	Toronto Dominion Bank	10/1/2014	—	($207,083)	($207,083)
USD 22,004,209	CAD 23,488,834	Toronto Dominion Bank	10/1/2014	$1,031,101	—	1,031,101
USD 21,143,587	CAD 23,488,834	Toronto Dominion Bank	12/10/2014	204,569	—	204,569
				$1,235,670	($207,083)	$1,028,587

Fair value of derivative instruments by risk category

The table below summarizes the fair value of derivatives held by the fund at September 30, 2014 by risk category:

Risk	Statement of assets and liabilities location	Financial instruments location	Asset derivatives fair value	Liability derivatives fair value
Foreign currency contracts	Receivable/payable for forward foreign currency exchange contracts	Forward foreign currency contracts	$1,235,670	($207,083)

Effect of derivative instruments on Statement of operations

The table below summarizes the net realized gain (loss) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the six months ended September 30, 2014:

Risk	Statement of operations location	Investments in unaffiliated issuers and foreign currency transactions*
Foreign currency contracts	Net realized gain (loss) on:	($687,471)

*Realized gain/loss associated with forward foreign currency contracts is included in this caption on the Statement of operations.

The table below summarizes the net change in unrealized appreciation (depreciation) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, the six months ended September 30, 2014:

Risk	Statement of operations location	Investments in unaffiliated issuers and translation of assets and liabilities in foreign currencies*
Foreign currency contracts	Change in unrealized appreciation (depreciation) of:	$1,055,214

34

*Change in unrealized appreciation/depreciation associated with forward foreign currency contracts is included in this caption on the Statement of operations.

Note 4 — Guarantees and indemnifications

Under the Trust's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.

Note 5 — Fees and transactions with affiliates

John Hancock Advisers, LLC (the Advisor) serves as investment advisor for the fund. John Hancock Funds, LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the fund.The Advisor and the Distributor are indirect, wholly owned subsidiaries of Manulife Financial Corporation (MFC).

Management fee. The fund has an investment management agreement with the Advisor under which the fund pays a daily management fee to the Advisor equivalent, on an annual basis, to the sum of: (a) 0.650% of the first $250 million of the fund's average daily net assets; (b) 0.625% of the next $250 million of the fund's average daily net assets; (c) 0.600% of the next $500 million of the fund's average daily net assets; (d) 0.550% of the next $1.5 billion of the fund's average daily net assets; and (e) 0.525% of the fund's average daily net assets in excess of $2.5 billion. The Advisor has a subadvisory agreement with John Hancock Asset Management a division of Manulife Asset Management (North America) Limited, an indirectly owned subsidiary of MFC and an affiliate of the Advisor. The fund is not responsible for payment of the subadvisory fees.

The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock complex, including the fund (the participating portfolios). The waiver equals, on an annualized basis, 0.01% of that portion of the aggregate net assets of all the participating portfolios that exceeds $75 billion but is less than or equal to $125 billion; 0.0125% of that portion of the aggregate net assets of all the participating portfolios that exceeds $125 billion but is less than or equal to $150 billion; and 0.015% of that portion of the aggregate net assets of all the participating portfolios that exceeds $150 billion. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. This arrangement may be amended or terminated at any time by the Advisor upon notice to the fund and with the approval of the Board of Trustees.

The Advisor has contractually agreed to waive fees and/or reimburse certain expenses for each share class of the fund. This agreement excludes certain expenses such as taxes, brokerage commissions, interest expense, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund's business, acquired fund fees and expenses paid indirectly and short dividend expense. The fee waivers and/or reimbursements are such that these expenses will not exceed 1.18%, 1.93% and 0.87% for Class A, Class C and Class I shares, respectively. The fee waivers and/or reimbursements will continue in effect until June 30, 2015, unless renewed by mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at the time.

The expense reductions described above amounted to $12,172, $1,450, $6,232 and $804 for Class A, Class C, Class I and Class NAV shares, respectively for the six months ended September 30, 2014.

The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the six months ended September 30, 2014 were equivalent to a net annual effective rate of 0.62% of the fund's average daily net assets.

Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These

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accounting and legal services fees incurred for the six months ended September 30, 2014 amounted to an annual rate of 0.01% of the fund's average daily net assets.

Distribution and service plans. The fund has a distribution agreement with the Distributor. The fund has adopted distribution and service plans with respect to Class A and Class C pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the fund. The fund may pay up to 0.30% and 1.00% of average daily net assets for distribution and service fees of Class A and Class C, respectively. Class A shares are currently charged 0.25% shares for distribution and service fees.

Sales charges. Class A shares are assessed up-front sales charges, which resulted in payments to the Distributor amounting to $780,305 for the six months ended September 30, 2014. Of this amount, $105,528 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $650,849 was paid as sales commissions to broker-dealers and $23,928 was paid as sales commissions to sales personnel of Signator Investors, Inc., a broker-dealer affiliate of the Advisor.

Class A and Class C shares may be subject to contingent deferred sales charges (CDSCs). Certain Class A shares that are acquired through purchases of $1 million or more and are redeemed within one year of purchase are subject to a 1.00% sales charge. Class C shares that are redeemed within one year of purchase are subject to a 1.00% CDSC. CDSCs are applied to the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSCs are used to compensate the Distributor for providing distribution-related services in connection with the sale of these shares. During the six months ended September 30, 2014, CDSCs received by the Distributor amounted to $242 and $10,358 for Class A and Class C shares, respectively.

Transfer agent fees. The fund has a transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Advisor. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. The Signature Services Cost includes a component of allocated John Hancock corporate overhead for providing transfer agent services to the fund and to all other John Hancock affiliated funds. It also includes out-of-pocket expenses, including payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to five categories of share classes: Retail Share and Institutional Classes of Non-Municipal Bond Funds, Class R6 Shares, Retirement Share Classes and Municipal Bond Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.

Class level expenses. Class level expenses for the six months ended September 30, 2014 were:

Class	Distribution and service fees	Transfer agent fees	State registration fees	Printing and postage
Class A	$434,473	$222,757	$9,958	$12,600
Class C	206,686	26,489	—	737
Class I	—	104,207	10,470	3,750
Total	$641,159	$353,453	$20,428	$17,087

Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to each fund based on its net assets relative to other funds within the John Hancock group of funds complex.

Interfund lending program. Pursuant to an Exemptive Order issued by the SEC, the fund, along with certain other funds advised by the Advisor, may be allowed to participate in an interfund lending program. This program provides an alternative credit facility allowing the fund to borrow from, or lend money to, other participating affiliated funds. At period end, no interfund loans were outstanding. The fund's activity in this program during the period for which loans were outstanding was as follows:

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Borrower or lender	Weighted average loan balance	Days outstanding	Weighted average interest rate	Interest income
Lender	$15,181,789	4	0.45%	$759

Note 6 — Fund share transactions

Transactions in fund shares for the six months ended September 30, 2014 and for the year ended March 31, 2014 were as follows:

		Six months ended 9-30-14		Year ended 3-31-14
	Shares	Amount	Shares	Amount
Class A shares
Sold	11,646,187	$128,769,047	19,301,582	$211,075,579
Distributions reinvested	861,423	9,507,334	1,616,342	17,648,347
Repurchased	(6,150,053)	(68,041,872)	(11,401,812)	(124,433,850)
Net increase	6,357,557	$70,234,509	9,516,112	$104,290,076
Class C shares
Sold	2,638,497	$29,173,313	2,648,097	$28,987,094
Distributions reinvested	88,650	977,561	59,918	654,590
Repurchased	(310,200)	(3,420,136)	(173,034)	(1,888,225)
Net increase	2,416,947	$26,730,738	2,534,981	$27,753,459
Class I shares
Sold	16,081,109	$177,886,895	8,609,064	$94,175,596
Distributions reinvested	457,357	5,042,939	451,962	4,937,845
Repurchased	(5,115,277)	(56,435,536)	(1,925,517)	(21,046,229)
Net increase	11,423,189	$126,494,298	7,135,509	$78,067,212
Class NAV shares[1]
Sold	10,842,003	$120,128,811	—	—
Distributions reinvested	59,271	644,147	—	—
Net increase	10,901,274	$120,772,958	—	—
Total net increase	31,098,967	$344,232,503	19,186,602	$210,110,747

1 The inception date for Class NAV shares is 8-28-14.

Affiliates of the fund owned 100% of shares of beneficial interest of Class NAV on September 30, 2014.

Note 7 — Purchase and sale of securities

Purchases and sales of securities, other than short-term investments, amounted to $373,116,484 and $32,224,666, respectively, for the six months ended September 30, 2014.

Note 8 — Investment by affiliated funds

Certain investors in the fund are affiliated funds that are managed by the Advisor and its affiliates. The affiliated funds do not invest in the fund for the purpose of exercising management or control; however, this investment may represent a significant portion of the fund's net assets. At September 30, 2014, funds within the John Hancock group of funds complex held 15.0% of the fund's net assets. The following fund had an affiliate ownership of 5% or more of the fund's net assets: John Hancock Lifestyle Conservative Portfolio (9.9%).

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Continuation of investment advisory and subadvisory agreements

Evaluation of Advisory and Subadvisory Agreements by the Board of Trustees

This section describes the evaluation by the Board of Trustees (the Board) of John Hancock Funds III (the Trust) of the Advisory Agreement (the Advisory Agreement) with John Hancock Advisers, LLC (the Advisor) and the Subadvisory Agreement (the Subadvisory Agreement) with John Hancock Asset Management a division of Manulife Asset Management (North America) Limited (the Subadvisor), for John Hancock Core High Yield Fund (the fund). The Advisory Agreement and Subadvisory Agreement are collectively referred to as the Agreements. Prior to the June 23-25, 2014 meeting at which the Agreements were approved, the Board also discussed and considered information regarding the proposed continuation of the Agreements at an in-person meeting held on May 27-29, 2014.

Approval of Advisory and Subadvisory Agreements

At in-person meetings held on June 23-25, 2014, the Board, including the Trustees who are not considered to be interested persons of the Trust under the Investment Company Act of 1940, as amended (the 1940 Act) (the Independent Trustees), reapproved for an annual period the continuation of the Advisory Agreement between the Trust and the Advisor and the Subadvisory Agreement between the Advisor and the Subadvisor with respect to the fund.

In considering the Advisory Agreement and the Subadvisory Agreement, the Board received in advance of the meetings a variety of materials relating to the fund, the Advisor and the Subadvisor, including comparative performance, fee and expense information for a peer group of similar funds prepared by an independent third-party provider of fund data, performance information for an applicable benchmark index; and, with respect to the Subadvisor, comparative performance information for comparably managed accounts, as applicable, and other information provided by the Advisor and the Subadvisor regarding the nature, extent and quality of services provided by the Advisor and the Subadvisor under their respective Agreements, as well as information regarding the Advisor's revenues and costs of providing services to the fund and any compensation paid to affiliates of the Advisor. At the meetings at which the renewal of the Advisory Agreement and Subadvisory Agreement are considered, particular focus is given to information concerning fund performance, comparability of fees and total expenses, and profitability. However, the Board notes that the evaluation process with respect to the Advisor and the Subadvisor is an ongoing one. In this regard, the Board also took into account discussions with management and information provided to the Board at prior meetings with respect to the services provided by the Advisor and the Subadvisor to the fund, including quarterly performance reports prepared by management containing reviews of investment results and prior presentations from the Subadvisor with respect to the fund. The Board noted the affiliation of the Subadvisor with the Advisor, noting any potential conflicts of interest. The Board also considered the nature, quality, and extent of non-advisory services, if any, to be provided to the fund by the Advisor's affiliates, including distribution services.

Throughout the process, the Board asked questions of and requested additional information from management. The Board is assisted by counsel for the Trust and the Independent Trustees are also separately assisted by independent legal counsel throughout the process. The Independent Trustees also received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements and discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

Approval of Advisory Agreement

In approving the Advisory Agreement with respect to the fund, the Board, including the Independent Trustees, considered a variety of factors, including those discussed below. The Board also considered other factors (including conditions and trends prevailing generally in the economy, the securities markets, and the industry) and does not treat any single factor as determinative, and each Trustee may attribute different weights to different factors. The Board's conclusions may be based in part on its consideration of the advisory and subadvisory arrangements in prior years and on the Board's ongoing regular review of fund performance and operations throughout the year.

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Nature, extent, and quality of services. Among the information received by the Board from the Advisor relating to the nature, extent, and quality of services provided to the fund, the Board reviewed information provided by the Advisor relating to its operations and personnel, descriptions of its organizational and management structure, and information regarding the Advisor's compliance and regulatory history, including its Form ADV. The Board also noted that on a regular basis it receives and reviews information from the Trust's Chief Compliance Officer (CCO) regarding the fund's compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board also considered the Advisor's risk management processes. The Board considered that the Advisor is responsible for the management of the day-to-day operations of the fund, including, but not limited to, general supervision of and coordination of the services provided by the Subadvisor, and is also responsible for monitoring and reviewing the activities of the Subadvisor and third-party service providers.

In considering the nature, extent, and quality of the services provided by the Advisor, the Trustees also took into account their knowledge of the Advisor's management and the quality of the performance of the Advisor's duties, through Board meetings, discussions and reports during the preceding year and through each Trustee's experience as a Trustee of the Trust and of the other trusts in the complex.

In the course of their deliberations regarding the Advisory Agreement, the Board considered, among other things:

(a)	the skills and competency with which the Advisor has in the past managed the Trust's affairs and its subadvisory relationship, the Advisor's oversight and monitoring of the Subadvisor's investment performance and compliance programs, such as the Subadvisor's compliance with fund policies and objectives, review of brokerage matters, including with respect to trade allocation and best execution and the Advisor's timeliness in responding to performance issues;
(b)	the background, qualifications and skills of the Advisor's personnel;
(c)	the Advisor's compliance policies and procedures and its responsiveness to regulatory changes and mutual fund industry developments;
(d)	the Advisor's administrative capabilities, including its ability to supervise the other service providers for the fund;
(e)	the financial condition of the Advisor and whether it has the financial wherewithal to provide a high level and quality of services to the fund; and
(f)	the Advisor's reputation and experience in serving as an investment advisor to the Trust and the benefit to shareholders of investing in funds that are part of a family of funds offering a variety of investments.

The Board concluded that the Advisor may reasonably be expected to continue to provide a high quality of services under the Advisory Agreement with respect to the fund.

Investment performance. In considering the fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the fund's performance results. In connection with the consideration of the Advisory Agreement, the Board:

(a)	reviewed information prepared by management regarding the fund's performance;
(b)	considered the comparative performance of an applicable benchmark index;
(c)	considered the performance of comparable funds, if any, as included in the report prepared by an independent third-party provider of fund data; and
(d)	took into account the Advisor's analysis of the fund's performance and its plans and recommendations regarding the Trust's subadvisory arrangements generally.

The Board noted that the fund outperformed its benchmark index and its peer group average for the one- and three-year periods ended December 31, 2013. The Board noted the fund's favorable performance relative to the benchmark index and

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the peer group for the one- and three-year periods. The Board concluded that the fund's performance has outperformed the historical performance of comparable funds and the fund's benchmark.

Fees and expenses. The Board reviewed comparative information prepared by an independent third-party provider of mutual fund data, including, among other data, the fund's contractual and net management fees (and subadvisory fees, to the extent available) and total expenses as compared to similarly situated investment companies deemed to be comparable to the fund. The Board considered the fund's ranking within a smaller group of peer funds chosen by the independent third-party provider, as well as the fund's ranking within a broader group of funds. In comparing the fund's contractual and net management fees to those of comparable funds, the Board noted that such fees include both advisory and administrative costs.The Board noted that net management fees for the fund are lower than the peer group median and total expenses for the fund are higher than the peer group median. The Board took into account management's discussion of the fund's expenses. The Board also noted that the fund is subject to a contractual expense cap until June 2015, which reduces certain expenses of the fund.

The Board also took into account management's discussion with respect to the advisory/subadvisory fee structure, including the amount of the advisory fee retained by the Advisor after payment of the subadvisory fee. The Board also noted that the Advisor pays the subadvisory fee. In addition, the Board took into account that management had agreed, effective July 1, 2014, to implement an overall fee waiver across the complex, including the fund, which is discussed further below. The Board also noted actions taken over the past several years to reduce the fund's operating expenses. The Board also noted that, in addition, the Advisor is currently waiving fees and/or reimbursing expenses with respect to the fund and that the fund has breakpoints in its contractual management fee schedule that reduce management fees as assets increase. The Board also noted that the fund's distributor, an affiliate of the Advisor, has agreed to waive a portion of its Rule 12b-1 fee for a share class of the fund. The Board reviewed information provided by the Advisor concerning the investment advisory fee charged by the Advisor or one of its advisory affiliates to other clients (including other funds in the complex) having similar investment mandates, if any. The Board considered any differences between the Advisor's and Subadvisor's services to the fund and the services they provide to other comparable clients or funds. The Board concluded that the advisory fee paid with respect to the fund is reasonable.

Profitability/indirect benefits. In considering the costs of the services to be provided and the profits to be realized by the Advisor and its affiliates (including the Subadvisor) from the Advisor's relationship with the Trust, the Board:

(a)	reviewed financial information of the Advisor;
(b)	reviewed and considered information presented by the Advisor regarding the net profitability to the Advisor and its affiliates with respect to the fund;
(c)	received and reviewed profitability information with respect to the John Hancock fund complex as a whole;
(d)	received information with respect to the Advisor's allocation methodologies used in preparing the profitability data;
(e)	considered that the John Hancock insurance companies that are affiliates of the Advisor, as shareholders of the Trust directly or through their separate accounts, receive certain tax credits or deductions relating to foreign taxes paid and dividends received by certain funds of the Trust and noted that these tax benefits, which are not available to participants in qualified retirement plans under applicable income tax law, are reflected in the profitability analysis reviewed by the Board;
(f)	considered that the Advisor also provides administrative services to the fund on a cost basis pursuant to an administrative services agreement;
(g)	noted that affiliates of the Advisor provide transfer agency services and distribution services to the fund, and that the fund's distributor also receives Rule 12b-1 payments to support distribution of the fund;
(h)	noted that the fund's Subadvisor is an affiliate of the Advisor;

40

(i)	noted that the Advisor also derives reputational and other indirect benefits from providing advisory services to the fund;
(j)	noted that the subadvisory fee for the fund is paid by the Advisor; and
(k)	considered that the Advisor should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the fund and the entrepreneurial risk that it assumes as Advisor.

Based upon its review, the Board concluded that the level of profitability, if any, of the Advisor and its affiliates (including the Subadvisor) from their relationship with the fund was reasonable and not excessive.

Economies of scale. In considering the extent to which economies of scale would be realized as the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders, the Board:

(a)	considered that the Advisor has agreed, effective July 1, 2014, to waive a portion of its management fee for the fund and each of the other John Hancock funds in the complex (except for those discussed below) (the Participating Portfolios) or otherwise reimburse the expenses of the Participating Portfolios as follows (the Reimbursement):
The Reimbursement shall equal, on an annualized basis, 0.01% of that portion of the aggregate net assets of all the Participating Portfolios that exceed $75 billion but is less than or equal to $125 billion, 0.0125% of that portion of the aggregate net assets of all the Participating Portfolios that exceed $125 billion but is less than or equal to $150 billion and 0.015% of that portion of the aggregate net assets of all the Participating Portfolios that exceeds $150 billion. (The funds that are not Participating Portfolios are the funds of funds in the complex, which benefit from such overall management fee waiver through their investment in underlying portfolios that include Participating Portfolios, which are subject to the Reimbursement.)
(b)	reviewed the fund's advisory fee structure and concluded that: (i) the fund's fee structure contains breakpoints at the subadvisory fee level and that such breakpoints are reflected as breakpoints in the advisory fees for the fund; and (ii) although economies of scale cannot be measured with precision, these arrangements permit shareholders of the fund to benefit from economies of scale if the fund grows. The Board also took into account management's discussion of the fund's advisory fee structure; and
(c)	the Board also considered the effect of the fund's growth in size on its performance and fees. The Board also noted that if the fund's assets increase over time, the fund may realize other economies of scale.

Approval of Subadvisory Agreement

In making its determination with respect to approval of the Subadvisory Agreement, the Board reviewed:

(1)	information relating to the Subadvisor's business, including current subadvisory services to the Trust (and other funds in the John Hancock family of funds);
(2)	the historical and current performance of the fund and comparative performance information relating to an applicable benchmark index and comparable funds; and
(3)	the subadvisory fee for the fund, including any breakpoints, and to the extent available, comparable fee information prepared by an independent third party provider of fund data.

Nature, extent, and quality of services. With respect to the services provided by the Subadvisor, the Board received information provided to the Board by the Subadvisor, including the Subadvisor's Form ADV, as well as took into account information presented throughout the past year. The Board considered the Subadvisor's current level of staffing and its overall resources, as well as received information relating to the Subadvisor's compensation program. The Board reviewed the Subadvisor's history and investment experience, as well as information regarding the qualifications, background, and

41

responsibilities of the Subadvisor's investment and compliance personnel who provide services to the fund. The Board also considered, among other things, the Subadvisor's compliance program and any disciplinary history. The Board also considered the Subadvisor's risk assessment and monitoring process. The Board reviewed the Subadvisor's regulatory history, including whether it was involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board noted that the Advisor conducts regular, periodic reviews of the Subadvisor and its operations, including regarding investment processes and organizational and staffing matters. The Board also noted that the Trust's CCO and his staff conduct regular, periodic compliance reviews with the Subadvisor and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Subadvisor and procedures reasonably designed to assure compliance with the federal securities laws. The Board also took into account the financial condition of the Subadvisor.

The Board considered the Subadvisor's investment process and philosophy. The Board took into account that the Subadvisor's responsibilities include the development and maintenance of an investment program for the fund that is consistent with the fund's investment objective, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also received information with respect to the Subadvisor's brokerage policies and practices, including with respect to best execution and soft dollars.

Subadvisor compensation. In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the fund, the Board noted that the fees under the Subadvisory Agreement are paid by the Advisor and not the fund. The Board also considered any potential conflicts of interest the Advisor might have in connection with the Subadvisory Agreement.

In addition, the Board considered other potential indirect benefits that the Subadvisor and its affiliates may receive from the Subadvisor's relationship with the fund, such as the opportunity to provide advisory services to additional funds in the John Hancock fund complex and reputational benefits.

Subadvisory fees. The Board considered that the fund pays an advisory fee to the Advisor and that, in turn, the Advisor pays a subadvisory fee to the Subadvisor. As noted above, the Board also considered the fund's subadvisory fees as compared to similarly situated investment companies deemed to be comparable to the fund as included in the report prepared by the independent third party provider of fund data, to the extent available. The Board noted that the subadvisory fees for this fund are lower than the peer group median.

The Board also took into account the subadvisory fees paid by the Advisor to the Subadvisor with respect to the fund to fees charged by the Subadvisor to manage other subadvised portfolios and portfolios not subject to regulation under the 1940 Act, as applicable.

Subadvisor performance. As noted above, the Board considered the fund's performance as compared to the fund's peer group and the benchmark index and noted that the Board reviews information about the fund's performance results at its regularly scheduled meetings. The Board noted the Advisor's expertise and resources in monitoring the performance, investment style and risk-adjusted performance of the Subadvisor. The Board was mindful of the Advisor's focus on the Subadvisor's performance. The Board also noted the Subadvisor's long-term performance record for similar accounts, as applicable.

The Board's decision to approve the Subadvisory Agreement was based on a number of determinations, including the following:

(1)	the Subadvisor has extensive experience and demonstrated skills as a manager;
(2)	the fund has outperformed the historical performance of comparable funds and the fund's benchmark;
(3)	the subadvisory fee is reasonable in relation to the level and quality of services being provided; and

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(4)	subadvisory fee breakpoints are reflected as breakpoints in the advisory fees for the fund in order to permit shareholders to benefit from economies of scale if the fund grows.
* * *

Based on the Board's evaluation of all factors that the Board deemed to be material, including those factors described above, the Board, including the Independent Trustees, concluded that renewal of the Advisory Agreement and the Subadvisory Agreement would be in the best interest of the fund and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Advisory Agreement and Subadvisory Agreement for an additional one-year period.

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More information

Trustees

James M. Oates, Chairperson
Steven R. Pruchansky, Vice Chairperson
Charles L. Bardelis*
Craig Bromley†
Peter S. Burgess*
William H. Cunningham
Grace K. Fey
Theron S. Hoffman*
Deborah C. Jackson
Hassell H. McClellan
Gregory A. Russo
Warren A. Thomson†

Officers

Andrew G. Arnott
President

John J. Danello
Senior Vice President, Secretary,
and Chief Legal Officer

Francis V. Knox, Jr.
Chief Compliance Officer

Charles A. Rizzo
Chief Financial Officer

Salvatore Schiavone
Treasurer

Investment advisor

John Hancock Advisers, LLC

Subadvisor

John Hancock Asset Management a division of Manulife Asset Management (North America) Limited

Principal distributor

John Hancock Funds, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

John Hancock Signature Services, Inc.

Legal counsel

K&L Gates LLP

*Member of the Audit Committee
†Non-Independent Trustee

The fund's proxy voting policies and procedures, as well as the fund's proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.

The fund's complete list of portfolio holdings, for the first and third fiscal quarters, is filed with the SEC on Form N-Q. The fund's Form N-Q is available on our website and the SEC's website, sec.gov, and can be reviewed and copied (for a fee) at the SEC's Public Reference Room in Washington, DC. Call 800-SEC-0330 to receive information on the operation of the SEC's Public Reference Room.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-225-5291.

You can also contact us:
800-225-5291 jhinvestments.com	Regular mail: John Hancock Signature Services, Inc. P.O. Box 55913 Boston, MA 02205-5913	Express mail: John Hancock Signature Services, Inc. 30 Dan Road Canton, MA 02021

44

Family of funds

DOMESTIC EQUITY FUNDS

Balanced

Classic Value

Disciplined Value

Disciplined Value Mid Cap

Fundamental All Cap Core

Fundamental Large Cap Core

Fundamental Large Cap Value

Large Cap Equity

Select Growth

Small Cap Equity

Small Cap Value

Small Company

Strategic Growth

U.S. Equity

U.S. Global Leaders Growth

Value Equity

GLOBAL/INTERNATIONAL EQUITY FUNDS

Disciplined Value International

Emerging Markets

Global Equity

Global Opportunities

Global Shareholder Yield

Greater China Opportunities

International Core

International Growth

International Growth Equity

International Small Company

International Value Equity

INCOME FUNDS

Bond

California Tax-Free Income

Core High Yield

Emerging Markets Debt

Floating Rate Income

Focused High Yield

Global Income

Government Income

High Yield Municipal Bond

Income

Income Allocation

INCOME FUNDS (continued)

Investment Grade Bond

Massachusetts Tax-Free Income

Money Market

New York Tax-Free Income

Short Duration Credit Opportunities

Strategic Income Opportunities

Tax-Free Bond

ALTERNATIVE/SPECIALTY FUNDS

Absolute Return Currency

Alternative Asset Allocation

Enduring Equity

Financial Industries

Global Absolute Return Strategies

Global Conservative Absolute Return

Natural Resources

Redwood

Regional Bank

Seaport

Technical Opportunities

ASSET ALLOCATION PORTFOLIOS

Lifestyle Aggressive

Lifestyle Balanced

Lifestyle Conservative

Lifestyle Growth

Lifestyle Moderate

Retirement Choices (2010-2055)

Retirement Living (2010-2055)

Retirement Living II (2010-2055)

CLOSED-END FUNDS

Financial Opportunities

Hedged Equity & Income

Income Securities Trust

Investors Trust

Preferred Income

Preferred Income II

Preferred Income III

Premium Dividend

Tax-Advantaged Dividend Income

Tax-Advantaged Global Shareholder Yield Fund

The fund's investment objective, risks, charges, and expenses are included in the prospectuses and should be considered carefully before investing. For a prospectus, call your financial professional, call John Hancock Investments at 800-225-5291, or visit the fund's website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

45

John Hancock Investments

A trusted brand

John Hancock has helped individuals and institutions build and protect wealth since 1862. Today, we are one of America's strongest and most-recognized brands.

A better way to invest

As a manager of managers, we search the world to find proven portfolio teams with specialized expertise for every fund we offer, then apply vigorous investment oversight to ensure they continue to meet our uncompromising standards.

Results for investors

Our unique approach to asset management has led to a diverse set of investments deeply rooted in investor needs, along with strong risk-adjusted returns across asset classes.

John Hancock Funds, LLC ■ Member FINRA, SIPC 601 Congress Street ■ Boston, MA 02210-2805 800-225-5291 ■ jhinvestments.com
This report is for the information of the shareholders of John Hancock Core High Yield Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
MF202361	346SA 09/14 11/14

John Hancock

Small Company Fund
Semiannual report 9/30/14

A message to shareholders

Dear fellow shareholder,

The economic expansion that began in 2009 continues, with moderate GDP growth in the United States and the unemployment rate down considerably from its peak. However, the scene outside the United States had become decidedly less robust by the end of September. China's economy, a key driver of global demand, was slowing, Japan's GDP contracted in the second quarter, and the International Monetary Fund warned of another eurozone recession unless more is done to stimulate economic growth there. Meanwhile, bond markets around the world have turned in positive performance as investors pursue yield where they can find it, and the risks of rising interest rates and central bank tightening have been pushed out further into the future.

In the absence of pronounced market dislocations, we believe investors are well served by sticking to a commonsense, diversified approach, one that includes a mix of equities, fixed-income, and alternative strategies that can offer added diversification potential. Although events like those taking place in Ukraine and the Middle East serve as reminders that all market environments carry risk, we believe the biggest risk investors face in today's market is not staying invested.

A new look

I am pleased to introduce you to our redesigned shareholder reports. As part of an effort to elevate the educational substance in our communications, we undertook an effort to make our reports more engaging and easier to navigate. Included in the changes are a performance snapshot that shows your fund's performance against that of its benchmark, and a Q&A with your fund's lead portfolio manager. We hope these enhancements give you better insight into your fund's activity and performance.

On behalf of everyone at John Hancock Investments, I'd like to take this opportunity to thank you for the continued trust you've placed in us.

Sincerely,

Andrew G. Arnott
President and Chief Executive Officer
John Hancock Investments

This commentary reflects the CEO's views as of September 30, 2014. They are subject to change at any time. For more up-to-date information, you can visit our website at jhinvestments.com.

John Hancock
Small Company Fund

2	Your fund at a glance
4	Discussion of fund performance
8	A look at performance
10	Your expenses
12	Fund's investments
16	Financial statements
20	Financial highlights
29	Notes to financial statements
35	Continuation of investment advisory and subadvisory agreements
41	More information

1

Your fund at a glance

INVESTMENT OBJECTIVE

The fund seeks maximum long-term total return.

AVERAGE ANNUAL TOTAL RETURNS AS OF 9/30/14 (%)

See page 8 for more complete performance information.

On 12-11-09, through a reorganization, the fund acquired all of the assets of the FMA Small Company Portfolio (the predecessor fund). On that date, the predecessor fund offered its Investor shares (class inception 8-1-91) in exchange for Class A shares and its Institutional shares in exchange for Class I shares of John Hancock Small Company Fund, which were first offered on 12-14-09. Class A shares' returns shown above for periods prior to this date are those of the predecessor fund's Investor shares that have been recalculated to reflect the gross fees and expenses of Class A shares.

Russell 2000 Index is an index that measures performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of total market capitalization of the Russell 3000 Index. It is not possible to invest directly in an index.

Figures from Morningstar, Inc. include reinvested distributions and do not take into account sales charges. Actual load-adjusted performance is lower.

The past performance shown here reflects reinvested distributions and the beneficial effect of any expense reductions, and does not guarantee future results. Returns for periods shorter than one year are cumulative, and results for other share classes will vary. Shares will fluctuate in value and, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance cited, and can be found at jhinvestments.com or by calling 800-225-5291. For further information on the fund's objectives, risks, and strategy, see the fund's prospectuses.

2

PERFORMANCE HIGHLIGHTS OVER THE LAST SIX MONTHS

Strong relative results in a difficult market

The fund's emphasis on high-quality, attractively valued equities served it well relative to the benchmark during the six-month reporting period.

Favorable stock selection made the difference

Stock selection was particularly strong in the healthcare, information technology, and consumer discretionary sectors, while financials and utilities hurt modestly.

Sticking to our approach

Amid increased market volatility, we made relatively few changes and maintained the fund's bias toward economically sensitive stocks.

PORTFOLIO COMPOSITION AS OF 9/30/14 (%)

A note about risks

The stock prices of small companies can change more frequently and dramatically than those of large companies. Value stocks may decline in price. Frequent trading may increase fund transaction costs. Sector investing is subject to greater risks than the market as a whole. Because the fund may focus on particular sectors of the economy, its performance may depend on the performance of those sectors, and investments focused in one sector may fluctuate more wildly than investments diversified across sectors. Please see the fund's prospectuses for additional risks.

3

Discussion of fund performance

An interview with Portfolio Manager Kathryn A. Vorisek, FMA

 Kathryn A. Vorisek
Portfolio Manager
FMA

The past six months were challenging for small-cap stocks. How did the fund perform during the reporting period?

During a challenging six months for investors in small-cap stocks, the fund lost ground in absolute terms. We are pleased, however, that the fund significantly beat its benchmark, the Russell 2000 Index. The fund benefited from strong overall stock selection, especially in the healthcare, information technology, and consumer discretionary sectors. Even those few sectors that detracted, notably financials and utilities, did so only modestly.

Our portfolio management strategy tends to favor high-quality small-cap companies with relatively attractive valuations. As a result, the fund typically carries less risk than the overall small-cap stock market. This often means the fund will lag the benchmark during periods in which the market is quickly rising. But the reverse is also true: We look for the fund to do well on a relative basis when conditions turn more challenging. In fact, this exactly describes the situation over the past six months, as the benchmark declined 5.46% in a difficult small-cap market environment.

What were some of the holdings that did well in this environment?

As mentioned, the fund did well in the healthcare sector. Within this group, Akorn, Inc., a maker of ophthalmologic drugs, did particularly well. Shares of Akorn benefited after the company received regulatory approval for some forthcoming products, as well as from a corporate acquisition that was well received by the market for its potential to add to future earnings. We ultimately sold Akorn from the fund, as the company's market capitalization exceeded our limit.

The fund also benefited from investments in Health Net, Inc., a managed-care organization, and Team Health Holdings, Inc., a provider of hospital staffing solutions. We originally purchased both of these stocks based on an expected improvement in their fundamentals, as well as their ability to further benefit from exposure to the Affordable Care Act, the federal health reform legislation. Health Net has seen increased usage as a result of more people being insured. That was also a factor behind Team Health's outperformance, as was the expectation for a decline in the company's bad-debt expenses when fewer uninsured individuals use emergency room services. Eventually,

4

"We look for the fund to do well on a relative basis when conditions turn more challenging. In fact, this exactly describes the situation over the past six months ..."
Team Health's valuation grew beyond the small-cap range, leading us to sell the fund's stake. At period end, Health Net, too, was approaching this market capitalization limit.

In information technology, the fund benefited from a position in International Rectifier Corp., a manufacturer of power management semiconductors. Shares of the stock soared in August after the company agreed to be acquired for a premium of almost 50% over its previous stock price. We immediately sold some of the the fund's stake, selling the rest later in the period once we were able to find a suitable replacement.

Another notable individual contributor was Gentherm, Inc., which makes heated seats and other temperature-controlled automotive accessories. Gentherm's earnings continued to outpace expectations, as the company benefited from favorable auto sales trends, continued to show strength in emerging product categories, and further expanded into new markets.

Let's talk about some examples of holdings that disappointed during the period.

Dorman Products, Inc. was one example. The maker and reseller of auto parts was hurt by slower sales and increased competition. We eventually saw better opportunities elsewhere and decided to sell the fund's stake in this stock.

Another notable source of disappointment was Web.com Group, Inc., which provides domain name

SECTOR COMPOSITION AS OF 9/30/14 (%)

5

"We were especially intent on identifying potential catalysts to drive individual share prices higher, a particularly meaningful factor when momentum is lacking in the market ..."

registration and other Internet services. The company's shares fell sharply in June, after Internet giant Google, Inc. announced plans to introduce a competitive product. Initially, we maintained the fund's position in this company because we saw value in some of Web.com's other service offerings. About a month later, however, the company issued a disappointing earnings report. We concluded there was too much uncertainty surrounding Web.com's business, and we sold the fund's position.

MasTec, Inc., a construction engineering company that serves utility and telecommunication services providers, also detracted. When two of MasTec's large clients, AT&T and DIRECTV, announced plans to merge, it led to delayed capital investment in MasTec's telecom services business. Still, we maintained the fund's investment because we anticipated improving conditions in the future, once the dust surrounding the merger settles.

Given the difficult environment for small caps, what is your thinking on the positioning of the fund?

We kept the fund positioned consistently throughout the year, maintaining a bias toward more economically sensitive stocks. Despite a lack of robust economic growth, we have seen some

TEN LARGEST HOLDINGS AS OF 9/30/14 (%)

Marriott Vacations Worldwide Corp.	1.7
Verint Systems, Inc.	1.6
Bright Horizons Family Solutions, Inc.	1.6
Wintrust Financial Corp.	1.6
Charles River Laboratories International, Inc.	1.6
UIL Holdings Corp.	1.5
Capitol Federal Financial, Inc.	1.5
STERIS Corp.	1.5
TCF Financial Corp.	1.5
DuPont Fabros Technology, Inc.	1.5
TOTAL	15.6
As a percentage of net assets.
Cash and cash equivalents are not included.

6

genuine pockets of strength, including in healthcare and information technology, as well as in selected industrial groups, particularly among automotive- and aerospace-related names.

Another focus has been on consumer discretionary stocks that we believe are positioned to benefit from strength in spending from affluent consumers. For example, the fund benefited from positions in luxury ski resort operator Vail Resorts, Inc. and vacation ownership company Marriott Vacations Worldwide Corp.

Toward period end, as market conditions became more challenging, we stuck to our emphasis on finding high-quality, attractively valued stocks. But we were especially intent on identifying potential catalysts to drive individual share prices higher, a particularly meaningful factor when momentum is lacking in the market.

The recent increase in market volatility certainly poses challenges for absolute performance. That said, we think the fund's strategy of closely managing risk will help position it well as long as conditions remain volatile. After multiple years of the growth investment style outperforming value, we are watching to see if the market could once again be trending in favor of value—a situation that, if it comes to pass, could provide a potential tailwind for the fund's relative performance.

MANAGED BY

Kathryn A. Vorisek On the fund since 1996 Investing since 1984
Leo Harmon, CFA On the fund since 2003 Investing since 1993

The views expressed in this report are exclusively those of Kathryn A. Vorisek, FMA, and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund's investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

7

A look at performance

TOTAL RETURNS FOR THE PERIOD ENDED SEPTEMBER 30, 2014

Average annual total returns (%) with maximum sales charge				Cumulative total returns (%) with maximum sales charge
	1-year	5-year	10-year	6-month	1-year	5-year	10-year
Class A1	0.29	11.90	7.39	-8.81	0.29	75.43	103.93
Class I1,2	5.90	13.41	8.32	-3.86	5.90	87.62	122.36
Class R1[1,2]	5.22	12.64	7.52	-4.17	5.22	81.33	106.42
Class R2[1,2]	5.48	12.15	6.71	-4.07	5.48	77.39	91.38
Class R3[1,2]	5.32	12.74	7.62	-4.12	5.32	82.15	108.40
Class R4[1,2]	5.71	13.13	7.97	-3.96	5.71	85.31	115.20
Class R5[1,2]	5.97	13.43	8.27	-3.82	5.97	87.74	121.30
Class R6[1,2]	6.08	13.52	8.38	-3.75	6.08	88.50	123.52
Class ADV[1,2]	5.67	13.14	7.88	-3.96	5.67	85.39	113.47
Index†	3.93	14.29	8.19	-5.46	3.93	94.96	119.66

Performance figures assume all distributions are reinvested. Figures reflect maximum sales charge on Class A shares of 5%. Sales charges are not applicable to Class I, Class R1, Class R2, Class R3, Class R4, Class R5, Class R6, and Class ADV shares.

The expense ratios of the fund, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectuses for the fund and may differ from those disclosed in the Financial highlights tables in this report. The expense ratios are as follows:

	Class A	Class I	Class R1	Class R2	Class R3	Class R4	Class R5	Class R6	Class ADV
Gross (%)	1.46	1.17	2.96	8.12	10.87	19.03	6.04	7.66	4.50
Net (%)	1.46	1.15	1.81	1.56	1.71	1.31	1.11	0.99	1.35

Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, the fund's current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800-225-5291 or visit the fund's website at jhinvestments.com.

The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The fund's performance results reflect any applicable fee waivers or expense reductions, without which the expenses increase and results would have been less favorable.

†	Index is the Russell 2000 Index.

See the following page for footnotes.

8

This chart and table show what happened to a hypothetical $10,000 investment in John Hancock Small Company Fund for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we've shown the same investment in the Russell 2000 Index.

	Start date	With maximum sales charge ($)	Without sales charge ($)	Index ($)
Class I1,2	9-30-04	22,236	22,236	21,966
Class R1[1,2]	9-30-04	20,642	20,642	21,966
Class R2[1,2]	9-30-04	19,138	19,138	21,966
Class R3[1,2]	9-30-04	20,840	20,840	21,966
Class R4[1,2]	9-30-04	21,520	21,520	21,966
Class R5[1,2]	9-30-04	22,130	22,130	21,966
Class R6[1,2]	9-30-04	22,352	22,352	21,966
Class ADV[1,2]	9-30-04	21,347	21,347	21,966

Russell 2000 Index is an index that measures performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of total market capitalization of the Russell 3000 Index.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would have resulted in lower values.

Footnotes related to performance pages

1	On 12-11-09, through a reorganization, the fund acquired all of the assets of the FMA Small Company Portfolio (the predecessor fund). On that date, the predecessor fund offered its Investor shares (class inception 8-1-91) in exchange for Class A shares and the Institutional shares in exchange for Class I shares of John Hancock Small Company Fund, which were first offered on 12-14-09. Class A, Class I, and Class ADV shares were first offered on 12-14-09. The returns of Class A, Class ADV, and Class I shares prior to this date are those of the predecessor fund's Investor shares that have been recalculated to apply the gross fees and expenses of Class A, Class ADV, and Class I shares, as applicable. Class R1, Class R3, Class R4, and Class R5 shares were first offered on 4-30-10; Class R6 shares were first offered on 9-1-11; Class R2 shares were first offered on 3-1-12. Returns prior to these dates are those of Class A shares recalculated to apply the gross fees and expenses of Class R1, Class R3, Class R4, Class R5, Class R6, and Class R2 shares, as applicable.
2	For certain types of investors, as described in the fund's prospectuses.

9

Your expenses

These examples are intended to help you understand your ongoing operating expenses of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds.

Understanding fund expenses

As a shareholder of the fund, you incur two types of costs:

•	Transaction costs, which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.
•	Ongoing operating expenses, including management fees, distribution and service fees (if applicable), and other fund expenses.

We are presenting only your ongoing operating expenses here.

Actual expenses/actual returns

This example is intended to provide information about the fund's actual ongoing operating expenses, and is based on the fund's actual return. It assumes an account value of $1,000.00 on April 1, 2014, with the same investment held until September 30, 2014.

	Account value on 4-1-2014	Ending value on 9-30-2014	Expenses paid during period ended 9-30-2014[1]	Annualized expense ratio
Class A	$1,000.00	$959.90	$7.03	1.43%
Class I	1,000.00	961.40	5.61	1.14%
Class R1	1,000.00	958.30	8.84	1.80%
Class R2	1,000.00	959.30	7.61	1.55%
Class R3	1,000.00	958.80	8.35	1.70%
Class R4	1,000.00	960.40	6.39	1.30%
Class R5	1,000.00	961.80	5.41	1.10%
Class R6	1,000.00	962.50	4.77	0.97%
Class ADV	1,000.00	960.40	6.59	1.34%

Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at September 30, 2014, by $1,000.00, then multiply it by the "expenses paid" for your share class from the table above. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:

10

Hypothetical example for comparison purposes

This table allows you to compare the fund's ongoing operating expenses with those of any other fund. It provides an example of the fund's hypothetical account values and hypothetical expenses based on each class's actual expense ratio and an assumed 5% annualized return before expenses (which is not the fund's actual return). It assumes an account value of $1,000.00 on April 1, 2014, with the same investment held until September 30, 2014. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

	Account value on 4-1-14	Ending value on 9-30-14	Expenses paid during period ended 9-30-14[1]	Annualized expense ratio
Class A	$1,000.00	$1,017.90	$7.23	1.43%
Class I	1,000.00	1,019.40	5.77	1.14%
Class R1	1,000.00	1,016.00	9.10	1.80%
Class R2	1,000.00	1,017.30	7.84	1.55%
Class R3	1,000.00	1,016.50	8.59	1.70%
Class R4	1,000.00	1,018.60	6.58	1.30%
Class R5	1,000.00	1,019.60	5.57	1.10%
Class R6	1,000.00	1,020.20	4.91	0.97%
Class ADV	1,000.00	1,018.40	6.78	1.34%

Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectuses for details regarding transaction costs.

1	Expenses are equal to the fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

11

Fund's investments

As of 9-30-14 (Unaudited)
	Shares	Value
Common Stocks 96.6%		$200,288,840
(Cost $182,612,172)
Consumer Discretionary 11.6%		24,015,273
Auto Components 1.2%
Gentherm, Inc. (I)	57,530	2,429,492
Distributors 1.5%
Pool Corp.	57,640	3,107,949
Diversified Consumer Services 1.6%
Bright Horizons Family Solutions, Inc. (I)	77,530	3,260,913
Hotels, Restaurants & Leisure 5.2%
La Quinta Holdings, Inc. (I)	107,170	2,035,158
Marriott Vacations Worldwide Corp. (I)	54,780	3,473,600
Popeyes Louisiana Kitchen, Inc. (I)	63,190	2,559,195
Vail Resorts, Inc.	31,650	2,745,954
Textiles, Apparel & Luxury Goods 2.1%
G-III Apparel Group, Ltd. (I)	29,510	2,445,199
Movado Group, Inc.	59,220	1,957,813
Consumer Staples 1.0%		2,058,520
Food Products 1.0%
Snyder's-Lance, Inc.	77,680	2,058,520
Energy 5.6%		11,625,565
Energy Equipment & Services 3.7%
Forum Energy Technologies, Inc. (I)	79,250	2,425,843
Helix Energy Solutions Group, Inc. (I)	104,402	2,303,108
Oil States International, Inc. (I)	46,340	2,868,446
Oil, Gas & Consumable Fuels 1.9%
PDC Energy, Inc. (I)	38,640	1,943,206
Rosetta Resources, Inc. (I)	46,790	2,084,962
Financials 26.5%		54,934,146
Banks 10.8%
BBCN Bancorp, Inc.	148,340	2,164,282
Columbia Banking System, Inc.	100,020	2,481,496
Fulton Financial Corp.	255,620	2,832,270
Iberiabank Corp.	49,030	3,064,865
TCF Financial Corp.	203,140	3,154,764
Texas Capital Bancshares, Inc. (I)	42,902	2,474,587
Webster Financial Corp.	103,980	3,029,977
Wintrust Financial Corp.	72,270	3,228,301

12SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Financials (continued)
Capital Markets 2.1%
Evercore Partners, Inc., Class A	46,850	$2,201,950
Stifel Financial Corp. (I)	45,840	2,149,438
Insurance 2.6%
StanCorp Financial Group, Inc.	35,360	2,234,045
The Hanover Insurance Group, Inc.	50,740	3,116,451
Real Estate Investment Trusts 8.5%
Associated Estates Realty Corp.	128,430	2,248,809
Brandywine Realty Trust	191,450	2,693,702
Chesapeake Lodging Trust	62,620	1,825,373
DiamondRock Hospitality Company	165,190	2,094,609
DuPont Fabros Technology, Inc.	116,480	3,149,619
Lexington Realty Trust	278,450	2,726,026
Medical Properties Trust, Inc.	227,370	2,787,556
Thrifts & Mortgage Finance 2.5%
Capitol Federal Financial, Inc.	270,840	3,201,329
EverBank Financial Corp.	117,480	2,074,697
Health Care 10.6%		22,058,934
Biotechnology 1.0%
Emergent Biosolutions, Inc. (I)	95,830	2,042,137
Health Care Equipment & Supplies 2.6%
Globus Medical, Inc., Class A (I)	115,710	2,276,016
STERIS Corp.	58,850	3,175,546
Health Care Providers & Services 4.0%
Amsurg Corp. (I)	62,179	3,112,059
Health Net, Inc. (I)	64,190	2,959,801
MWI Veterinary Supply, Inc. (I)	15,320	2,273,488
Life Sciences Tools & Services 1.6%
Charles River Laboratories International, Inc. (I)	53,930	3,221,778
Pharmaceuticals 1.4%
Prestige Brands Holdings, Inc. (I)	92,620	2,998,109
Industrials 17.7%		36,748,017
Aerospace & Defense 3.8%
Astronics Corp. (I)	40,930	1,951,542
Astronics Corp., Class B (I)	8,186	388,835
Curtiss-Wright Corp.	45,420	2,994,086
Orbital Sciences Corp. (I)	89,960	2,500,888
Building Products 1.4%
Apogee Enterprises, Inc.	71,480	2,844,904
Commercial Services & Supplies 1.0%
Healthcare Services Group, Inc.	74,210	2,123,148

SEE NOTES TO FINANCIAL STATEMENTS13

	Shares	Value
Industrials (continued)
Construction & Engineering 1.1%
MasTec, Inc. (I)	76,660	$2,347,329
Electrical Equipment 1.3%
EnerSys	45,680	2,678,675
Machinery 4.4%
Barnes Group, Inc.	68,460	2,077,761
Chart Industries, Inc. (I)	33,350	2,038,686
John Bean Technologies Corp.	75,845	2,133,520
Rexnord Corp. (I)	102,380	2,912,711
Professional Services 2.3%
Huron Consulting Group, Inc. (I)	43,070	2,625,978
Korn/Ferry International (I)	90,140	2,244,486
Trading Companies & Distributors 2.4%
H&E Equipment Services, Inc.	64,250	2,587,990
Kaman Corp.	58,460	2,297,478
Information Technology 14.5%		30,033,644
Electronic Equipment, Instruments & Components 2.6%
Belden, Inc.	5,920	378,998
InvenSense, Inc. (I)	127,440	2,514,391
Littelfuse, Inc.	28,780	2,451,480
Internet Software & Services 1.3%
Dealertrack Technologies, Inc. (I)	63,080	2,738,303
IT Services 1.1%
CACI International, Inc., Class A (I)	31,490	2,244,292
Semiconductors & Semiconductor Equipment 2.6%
Entegris, Inc. (I)	266,060	3,059,690
Intersil Corp., Class A	160,030	2,274,026
Software 4.1%
ACI Worldwide, Inc. (I)	139,780	2,622,273
Mentor Graphics Corp.	124,190	2,545,274
Verint Systems, Inc. (I)	59,420	3,304,346
Technology Hardware, Storage & Peripherals 2.8%
Cray, Inc. (I)	114,680	3,009,203
Electronics For Imaging, Inc. (I)	65,460	2,891,368
Materials 4.7%		9,756,482
Chemicals 2.4%
Balchem Corp.	43,970	2,487,383
Sensient Technologies Corp.	46,920	2,456,262
Containers & Packaging 1.3%
Berry Plastics Group, Inc. (I)	106,530	2,688,817

14SEE NOTES TO FINANCIAL STATEMENTS

			Shares	Value
Materials (continued)
Metals & Mining 1.0%
Commercial Metals Company			124,430	$2,124,020
Utilities 4.4%				9,058,259
Electric Utilities 4.4%
ALLETE, Inc.			64,560	2,865,818
PNM Resources, Inc.			120,010	2,989,449
UIL Holdings Corp.			90,480	3,202,992
	Yield (%)		Shares	Value
Short-Term Investments 3.5%				$7,344,191
(Cost $7,344,191)
Money Market Funds 3.5%				7,344,191
State Street Institutional Liquid Reserves Fund	0.0853(Y	)	7,344,191	7,344,191
Total investments (Cost $189,956,363)† 100.1%				$207,633,031
Other assets and liabilities, net (0.1%)				($235,959)
Total net assets 100.0%				$207,397,072

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
(I)	Non-income producing security.
(Y)	The rate shown is the annualized seven-day yield as of 9-30-14.
†	At 9-30-14, the aggregate cost of investment securities for federal income tax purposes was $190,356,693. Net unrealized appreciation aggregated $17,276,338, of which $22,277,028 related to appreciated investment securities and $5,000,690 related to depreciated investment securities.

SEE NOTES TO FINANCIAL STATEMENTS15

Financial statements

STATEMENT OF ASSETS AND LIABILITIES 9-30-14 (unaudited)

Assets
Investments, at value (Cost $189,956,363)	$207,633,031
Receivable for investments sold	1,064,866
Receivable for fund shares sold	267,470
Dividends and interest receivable	210,648
Receivable due from advisor	380
Other receivables and prepaid expenses	68,282
Total assets	209,244,677
Liabilities
Payable for investments purchased	1,597,400
Payable for fund shares repurchased	146,927
Payable to affiliates
Accounting and legal services fees	12,182
Transfer agent fees	44,670
Distribution and service fees	377
Trustees' fees	73
Other liabilities and accrued expenses	45,976
Total liabilities	1,847,605
Net assets	$207,397,072
Net assets consist of
Paid-in capital	$170,813,291
Accumulated net investment loss	(432,134)
Accumulated net realized gain (loss) on investments	19,339,247
Net unrealized appreciation (depreciation) on investments	17,676,668
Net assets	$207,397,072

16SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES (continued)

Net asset value per share
Based on net asset values and shares outstanding-the fund has an unlimited number of shares authorized with no par value
Class A ($159,027,182 ÷ 5,779,321 shares)[1]	$27.52
Class I ($45,196,150 ÷ 1,619,877 shares)	$27.90
Class R1 ($1,312,135 ÷ 48,408 shares)	$27.11
Class R2 ($426,992 ÷ 15,469 shares)	$27.60
Class R3 ($200,543 ÷ 7,367 shares)	$27.22
Class R4 ($85,777 ÷ 3,102 shares)	$27.65
Class R5 ($321,382 ÷ 11,512 shares)	$27.92
Class R6 ($290,142 ÷ 10,367 shares)	$27.99
Class ADV ($536,769 ÷ 19,420 shares)	$27.64
Maximum offering price per share
Class A (net asset value per share ÷ 95%)[2]	$28.97

1	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
2	On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

SEE NOTES TO FINANCIAL STATEMENTS17

STATEMENT OF OPERATIONS  For the six months ended 9-30-14 (unaudited)

Investment income
Dividends	$1,369,726
Interest	2,421
Total investment income	1,372,147
Expenses
Investment management fees	963,832
Distribution and service fees	251,419
Accounting and legal services fees	17,135
Transfer agent fees	133,036
Trustees' fees	772
State registration fees	67,309
Printing and postage	20,470
Professional fees	27,482
Custodian fees	14,868
Registration and filing fees	16,944
Other	6,194
Total expenses	1,519,461
Less expense reductions	(54,411)
Net expenses	1,465,050
Net investment loss	(92,903)
Realized and unrealized gain (loss)
Net realized gain (loss) on
Investments in unaffiliated issuers	8,837,042
8,837,042
Change in net unrealized appreciation (depreciation) of
Investments in unaffiliated issuers	(17,309,624)
(17,309,624)
Net realized and unrealized loss	(8,472,582)
Decrease in net assets from operations	($8,565,485)

18SEE NOTES TO FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS

	Six months ended 9-30-14	Year ended
	(unaudited)	3-31-14
Increase (decrease) in net assets
From operations
Net investment loss	($92,903)	($751,344)
Net realized gain	8,837,042	30,405,996
Change in net unrealized appreciation (depreciation)	(17,309,624)	7,354,143
Increase (decrease) in net assets resulting from operations	(8,565,485)	37,008,795
Distributions to shareholders
From net investment income
From net realized gain
Class A	—	(2,829,841)
Class I	—	(906,306)
Class R1	—	(24,020)
Class R2	—	(5,689)
Class R3	—	(2,815)
Class R4	—	(1,609)
Class R5	—	(5,888)
Class R6	—	(7,401)
Class ADV	—	(10,404)
Total distributions	—	(3,793,973)
From fund share transactions	211,711	10,957,047
Total increase (decrease)	(8,353,774)	44,171,869
Net assets
Beginning of period	215,750,846	171,578,977
End of period	$207,397,072	$215,750,846
Accumulated net investment loss	($432,134)	($339,231)

SEE NOTES TO FINANCIAL STATEMENTS19

Financial highlights

The Financial highlights show how the fund's net asset value for a share has changed during the period.

Class A Shares Period ended	9-30-14	[1]	3-31-14	3-31-13	3-31-12	3-31-11	3-31-10	[2,3]	10-31-09
Per share operating performance
Net asset value, beginning of period	$28.67		$24.10	$20.86	$21.44	$17.82	$14.68		$13.83
Net investment income (loss)4	(0.02)		(0.13)	(0.07)	(0.01)	(0.03)	(0.02)		— [5]
Net realized and unrealized gain (loss) on investments	(1.13)		5.23	3.31	(0.57)	3.62	3.18		0.87
Total from investment operations	(1.15)		5.10	3.24	(0.58)	3.59	3.16		0.87
Less distributions
From net investment income	—		—	—	—	—	(0.02)		(0.02)
From net realized gain	—		(0.53)	—	—	—	—		—
Total distributions	—		(0.53)	—	—	—	(0.02)		(0.02)
Non-recurring reimbursement	—		—	—	—	0.03 [6]	—		—
Net asset value, end of period	$27.52		$28.67	$24.10	$20.86	$21.44	$17.82		$14.68
Total return (%)[7,8]	(4.01	) [9]	21.26	15.53	(2.71)	20.31	21.51	[9]	6.34
Ratios and supplemental data
Net assets, end of period (in millions)	$159		$162	$120	$129	$88	$92		$87
Ratios (as a percentage of average net assets):
Expenses before reductions	1.44	[10]	1.47	1.54	1.54	1.49	1.66	[10]	1.42
Expenses including reductions	1.43	[10]	1.47	1.50	1.44	1.34	1.39	[10]	1.39
Net investment loss	(0.15	) [10]	(0.47)	(0.36)	(0.07)	(0.17)	(0.23	) [10]	(0.01)
Portfolio turnover (%)	34		85	97	133	159	42	[11]	155

1	Six months ended 9-30-14. Unaudited.
2	For the five month period ended 3-31-10. The fund changed its fiscal year end from October 31 to March 31.
3	After the close of business on 12-11-09, holders of Investor Shares of the former FMA Small Company Portfolio (the predecessor fund) became owners of an equal number of full and fractional Class A shares of John Hancock Small Company Fund. These shares were first offered on 12-14-09. Additionally, the accounting and performance history of the Investor Shares of the predecessor fund was redesignated as that of John Hancock Small Company Fund Class A.
4	Based on average daily shares outstanding.
5	Less than $0.005 per share.
6	Reflects a non-recurring reimbursement pursuant to a settlement between the SEC and Millennium Partners, L.P., Millennium Management, L.L.C., and Millennium International Management, L.L.C., which amounted to $0.03 per share.
7	Does not reflect the effect of sales charges, if any.
8	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
9	Not annualized.
10	Annualized.
11	The portfolio turnover is shown for the period from 11-1-09 to 3-31-10.

20SEE NOTES TO FINANCIAL STATEMENTS

Class I Shares Period ended	9-30-14	[1]	3-31-14	3-31-13		3-31-12	3-31-11		3-31-10	[2,3]	10-31-09
Per share operating performance
Net asset value, beginning of period	$29.02		$24.32	$20.96		$21.51	$17.84		$14.71		$13.84
Net investment income (loss)4	0.02		(0.04)	—	[5]	0.07	0.02		—	[5]	0.03
Net realized and unrealized gain (loss) on investments	(1.14)		5.27	3.36		(0.58)	3.62		3.18		0.87
Total from investment operations	(1.12)		5.23	3.36		(0.51)	3.64		3.18		0.90
Less distributions
From net investment income	—		—	—		(0.04)	—		(0.05)		(0.03)
From net realized gain	—		(0.53)	—		—	—		—		—
Total distributions	—		(0.53)	—		(0.04)	—		(0.05)		(0.03)
Non-recurring reimbursement	—		—	—		—	0.03	[6]	—		—
Net asset value, end of period	$27.90		$29.02	$24.32		$20.96	$21.51		$17.84		$14.71
Total return (%)[7]	(3.86	) [8]	21.61	16.03		(2.34)	20.57		21.67	[8]	6.56
Ratios and supplemental data
Net assets, end of period (in millions)	$45		$50	$49		$69	$67		$36		$23
Ratios (as a percentage of average net assets):
Expenses before reductions	1.15	[9]	1.15	1.18		1.16	1.12		1.18	[9]	1.17
Expenses including reductions	1.14	[9]	1.14	1.11		1.04	1.11		1.14	[9]	1.14
Net investment income (loss)	0.14	[9]	(0.15)	0.02		0.34	0.09		0.01	[9]	0.24
Portfolio turnover (%)	34		85	97		133	159		42	[10]	155

1	Six months ended 9-30-14. Unaudited.
2	For the five month period ended 3-31-10. The fund changed its fiscal year end from October 31 to March 31.
3	After the close of business on 12-11-09, holders of Institutional Shares of the former FMA Small Company Portfolio (the predecessor fund) became owners of an equal number of full and fractional Class I shares of John Hancock Small Company Fund. These shares were first offered on 12-14-09. Additionally, the accounting and performance history of the Institutional Shares of the predecessor fund was redesignated as that of John Hancock Small Company Fund Class I.
4	Based on average daily shares outstanding.
5	Less than $0.005 per share.
6	Reflects a non-recurring reimbursement pursuant to a settlement between the SEC and Millennium Partners, L.P., Millennium Management, L.L.C., and Millennium International Management, L.L.C., which amounted to $0.03 per share.
7	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
8	Not annualized.
9	Annualized.
10	The portfolio turnover is shown for the period from 11-1-09 to 3-31-10.

SEE NOTES TO FINANCIAL STATEMENTS21

Class R1 Shares Period ended	9-30-14	[1]	3-31-14	3-31-13	3-31-12	3-31-11	[2]
Per share operating performance
Net asset value, beginning of period	$28.29		$23.87	$20.71	$21.37	$19.38
Net investment loss3	(0.07)		(0.21)	(0.13)	(0.08)	(0.07)
Net realized and unrealized gain (loss) on investments	(1.11)		5.16	3.29	(0.58)	2.03
Total from investment operations	(1.18)		4.95	3.16	(0.66)	1.96
Less distributions
From net realized gain	—		(0.53)	—	—	—
Total distributions	—		(0.53)	—	—	—
Non-recurring reimbursement	—		—	—	—	0.03	[4]
Net asset value, end of period	$27.11		$28.29	$23.87	$20.71	$21.37
Total return (%)[5]	(4.17	) [6]	20.84	15.26	(3.09)	10.27	[6]
Ratios and supplemental data
Net assets, end of period (in millions)	$1		$1	$1	— [7]	—	[7]
Ratios (as a percentage of average net assets):
Expenses before reductions	2.73	[8]	2.94	4.37	13.34	7.22	[8]
Expenses including reductions	1.80	[8]	1.80	1.80	1.80	1.80	[8]
Net investment loss	(0.52	) [8]	(0.82)	(0.60)	(0.40)	(0.42	) [8]
Portfolio turnover (%)	34		85	97	133	159	[9]

1	Six months ended 9-30-14. Unaudited.
2	The inception date for Class R1 shares is 4-30-10.
3	Based on average daily shares outstanding.
4	Reflects a non-recurring reimbursement pursuant to a settlement between the SEC and Millennium Partners, L.P., Millennium Management, L.L.C., and Millennium International Management, L.L.C., which amounted to $0.03 per share.
5	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
6	Not annualized.
7	Less than $500,000.
8	Annualized.
9	The portfolio turnover is shown for the period from 4-1-10 to 3-31-11.

22SEE NOTES TO FINANCIAL STATEMENTS

Class R2 Shares Period ended	9-30-14	[1]	3-31-14	3-31-13	3-31-12	[2]
Per share operating performance
Net asset value, beginning of period	$28.77		$24.21	$20.96	$20.56
Net investment income (loss)3	(0.04)		(0.14)	(0.08)	0.02
Net realized and unrealized gain (loss) on investments	(1.13)		5.23	3.33	0.38
Total from investment operations	(1.17)		5.09	3.25	0.40
Less distributions
From net realized gain	—		(0.53)	—	—
Total distributions	—		(0.53)	—	—
Net asset value, end of period	$27.60		$28.77	$24.21	$20.96
Total return (%)[4]	(4.07	) [5]	21.12	15.51	1.95	[5]
Ratios and supplemental data
Net assets, end of period (in millions)	—	[6]	— [6]	— [6]	—	[6]
Ratios (as a percentage of average net assets):
Expenses before reductions	4.75	[7]	7.99	20.22	16.31	[7]
Expenses including reductions	1.55	[7]	1.55	1.55	1.55	[7]
Net investment income (loss)	(0.27	) [7]	(0.54)	(0.39)	1.31	[7]
Portfolio turnover (%)	34		85	97	133	[8]

1	Six months ended 9-30-14. Unaudited.
2	The inception date for Class R2 shares is 3-1-12.
3	Based on average daily shares outstanding.
4	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
5	Not annualized.
6	Less than $500,000.
7	Annualized.
8	The portfolio turnover is shown for the period from 4-1-11 to 3-31-12.

SEE NOTES TO FINANCIAL STATEMENTS23

Class R3 Shares Period ended	9-30-14	[1]	3-31-14	3-31-13	3-31-12	3-31-11	[2]
Per share operating performance
Net asset value, beginning of period	$28.39		$23.94	$20.76	$21.39	$19.38
Net investment loss3	(0.06)		(0.19)	(0.12)	(0.06)	(0.10)
Net realized and unrealized gain (loss) on investments	(1.11)		5.17	3.30	(0.57)	2.08
Total from investment operations	(1.17)		4.98	3.18	(0.63)	1.98
Less distributions
From net investment income	—		—	—	—	—
From net realized gain	—		(0.53)	—	—	—
Total distributions	—		(0.53)	—	—	—
Non-recurring reimbursement	—		—	—	—	0.03	[4]
Net asset value, end of period	$27.22		$28.39	$23.94	$20.76	$21.39
Total return (%)[5]	(4.12	) [6]	20.90	15.32	(2.95)	10.37	[6]
Ratios and supplemental data
Net assets, end of period (in millions)	—	[7]	— [7]	— [7]	— [7]	—	[7]
Ratios (as a percentage of average net assets):
Expenses before reductions	8.71	[8]	10.89	5.15	4.65	3.00	[8]
Expenses including reductions	1.70	[8]	1.70	1.70	1.70	1.70	[8]
Net investment loss	(0.41	) [8]	(0.75)	(0.56)	(0.32)	(0.52	) [8]
Portfolio turnover (%)	34		85	97	133	159	[9]

1	Six months ended 9-30-14. Unaudited.
2	The inception date for Class R3 shares is 4-30-10.
3	Based on average daily shares outstanding.
4	Reflects a non-recurring reimbursement pursuant to a settlement between the SEC and Millennium Partners, L.P., Millennium Management, L.L.C., and Millennium International Management, L.L.C., which amounted to $0.03 per share.
5	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
6	Not annualized.
7	Less than $500,000.
8	Annualized.
9	The portfolio turnover is shown for the period from 4-1-10 to 3-31-11.

24SEE NOTES TO FINANCIAL STATEMENTS

Class R4 Shares Period ended	9-30-14	[1]	3-31-14	3-31-13	3-31-12	3-31-11	[2]
Per share operating performance
Net asset value, beginning of period	$28.79		$24.17	$20.87	$21.44	$19.38
Net investment income (loss)3	—	[4]	(0.08)	(0.03)	(0.01)	(0.03)
Net realized and unrealized gain (loss) on investments	(1.14)		5.23	3.33	(0.56)	2.06
Total from investment operations	(1.14)		5.15	3.30	(0.57)	2.03
Less distributions
From net realized gain	—		(0.53)	—	—	—
Total distributions	—		(0.53)	—	—	—
Non-recurring reimbursement	—		—	—	—	0.03	[5]
Net asset value, end of period	$27.65		$28.79	$24.17	$20.87	$21.44
Total return (%)[6]	(3.96	) [7]	21.41	15.81	(2.66)	10.63	[7]
Ratios and supplemental data
Net assets, end of period (in millions)	—	[8]	— [8]	— [8]	— [8]	—	[8]
Ratios (as a percentage of average net assets):
Expenses before reductions	16.04	[9]	18.99	18.82	28.72	7.40	[9]
Expenses including reductions	1.30	[9]	1.30	1.31	1.40	1.40	[9]
Net investment loss	(0.02	) [9]	(0.31)	(0.17)	(0.03)	(0.16	) [9]
Portfolio turnover (%)	34		85	97	133	159	[10]

1	Six months ended 9-30-14. Unaudited.
2	The inception date for Class R4 shares is 4-30-10.
3	Based on average daily shares outstanding.
4	Less than $0.005 per share.
5	Reflects a non-recurring reimbursement pursuant to a settlement between the SEC and Millennium Partners, L.P., Millennium Management, L.L.C., and Millennium International Management, L.L.C., which amounted to $0.03 per share.
6	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
7	Not annualized.
8	Less than $500,000.
9	Annualized.
10	The portfolio turnover is shown for the period from 4-1-10 to 3-31-11.

SEE NOTES TO FINANCIAL STATEMENTS25

Class R5 Shares Period ended	9-30-14	[1]	3-31-14	3-31-13		3-31-12	3-31-11	[2]
Per share operating performance
Net asset value, beginning of period	$29.03		$24.32	$20.96		$21.50	$19.38
Net investment income (loss)3	0.03		(0.03)	0.01		0.05	0.01
Net realized and unrealized gain (loss) on investments	(1.14)		5.27	3.35		(0.56)	2.08
Total from investment operations	(1.11)		5.24	3.36		(0.51)	2.09
Less distributions
From net investment income	—		—	—		(0.03)	—
From net realized gain	—		(0.53)	—		—	—
Total distributions	—		(0.53)	—		(0.03)	—
Non-recurring reimbursement	—		—	—		—	0.03	[4]
Net asset value, end of period	$27.92		$29.03	$24.32		$20.96	$21.50
Total return (%)[5]	(3.82	) [6]	21.65	16.03		(2.34)	10.94	[6]
Ratios and supplemental data
Net assets, end of period (in millions)	—	[7]	— [7]	—	[7]	— [7]	—	[7]
Ratios (as a percentage of average net assets):
Expenses before reductions	5.08	[8]	6.05	7.78		8.75	3.66	[8]
Expenses including reductions	1.10	[8]	1.10	1.10		1.10	1.10	[8]
Net investment income (loss)	0.18	[8]	(0.11)	0.05		0.28	0.05	[8]
Portfolio turnover (%)	34		85	97		133	159	[9]

1	Six months ended 9-30-14. Unaudited.
2	The inception date for Class R5 shares is 4-30-10.
3	Based on average daily shares outstanding.
4	Reflects a non-recurring reimbursement pursuant to a settlement between the SEC and Millennium Partners, L.P., Millennium Management, L.L.C., and Millennium International Management, L.L.C., which amounted to $0.03 per share.
5	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
6	Not annualized.
7	Less than $500,000.
8	Annualized.
9	The portfolio turnover is shown for the period from 4-1-10 to 3-31-11.

26SEE NOTES TO FINANCIAL STATEMENTS

Class R6 Shares Period ended	9-30-14	[1]	3-31-14	3-31-13		3-31-12	[2]
Per share operating performance
Net asset value, beginning of period	$29.08		$24.34	$20.97		$18.69
Net investment income (loss)3	0.05		(0.02)	0.02		0.06
Net realized and unrealized gain (loss) on investments	(1.14)		5.29	3.35		2.26
Total from investment operations	(1.09)		5.27	3.37		2.32
Less distributions
From net investment income	—		—	—		(0.04)
From net realized gain	—		(0.53)	—		—
Total distributions	—		(0.53)	—		(0.04)
Net asset value, end of period	$27.99		$29.08	$24.34		$20.97
Total return (%)[4]	(3.75	) [5]	21.75	16.07		12.45	[5]
Ratios and supplemental data
Net assets, end of period (in millions)	—	[6]	$1	—	[6]	—	[6]
Ratios (as a percentage of average net assets):
Expenses before reductions	4.20	[7]	7.66	18.63		15.46	[7]
Expenses including reductions	0.97	[7]	1.04	1.04		1.04	[7]
Net investment income (loss)	0.33	[7]	(0.06)	0.11		0.55	[7]
Portfolio turnover (%)	34		85	97		133	[8]

1	Six months ended 9-30-14. Unaudited.
2	The inception date for Class R6 shares is 9-1-11.
3	Based on average daily shares outstanding.
4	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
5	Not annualized.
6	Less than $500,000.
7	Annualized.
8	The portfolio turnover is shown for the period from 4-1-11 to 3-31-12.

SEE NOTES TO FINANCIAL STATEMENTS27

Class ADV Shares Period ended	9-30-14	[1]	3-31-14	3-31-13	3-31-12	3-31-11	3-31-10	[2]
Per share operating performance
Net asset value, beginning of period	$28.78		$24.17	$20.88	$21.44	$17.82	$15.71
Net investment income (loss)3	(0.01)		(0.09)	(0.04)	0.01	(0.01)	(0.01)
Net realized and unrealized gain (loss) on investments	(1.13)		5.23	3.33	(0.57)	3.60	2.12
Total from investment operations	(1.14)		5.14	3.29	(0.56)	3.59	2.11
Less distributions
From net realized gain	—		(0.53)	—	—	—	—
Total distributions	—		(0.53)	—	—	—	—
Non-recurring reimbursement	—		—	—	—	0.03 [4]	—
Net asset value, end of period	$27.64		$28.78	$24.17	$20.88	$21.44	$17.82
Total return (%)[5]	(3.96	) [6]	21.37	15.76	(2.61)	20.31	13.43	[6]
Ratios and supplemental data
Net assets, end of period (in millions)	$1		$1	— [7]	$1	$1	—	[7]
Ratios (as a percentage of average net assets):
Expenses before reductions	3.99	[8]	4.51	4.91	4.34	4.99	2.76	[8]
Expenses including reductions	1.34	[8]	1.34	1.34	1.34	1.34	1.33	[8]
Net investment income (loss)	(0.06	) [8]	(0.35)	(0.20)	0.03	(0.07)	(0.17	) [8]
Portfolio turnover (%)	34		85	97	133	159	42	[9]

1	Six months ended 9-30-14. Unaudited.
2	The inception date for Class ADV shares is 12-14-09.
3	Based on average daily shares outstanding.
4	Reflects a non-recurring reimbursement pursuant to a settlement between the SEC and Millennium Partners, L.P., Millennium Management, L.L.C., and Millennium International Management, L.L.C., which amounted to $0.03 per share.
5	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
6	Not annualized.
7	Less than $500,000.
8	Annualized.
9	The portfolio turnover is shown for the period from 11-1-09 to 3-31-10.

28SEE NOTES TO FINANCIAL STATEMENTS

Notes to financial statements (unaudited)

Note 1 — Organization

John Hancock Small Company Fund (the fund) is a series of John Hancock Funds III (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund is to seek maximum long-term total return.

The fund may offer multiple classes of shares. The shares currently offered are detailed in the Statement of assets and liabilities. Class A shares are offered to all investors. Class I shares are offered to institutions and certain investors. Class R1, Class R2, Class R3, Class R4 and Class R5 shares are available only to certain retirement plans. Class R6 shares are available only to certain retirement plans, institutions and other investors. Class ADV shares are available to investors who acquired Class A shares as a result of the reorganization of the FMA Small Company Portfolio into the fund and are closed to new investors. Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, and transfer agent fees, state registration fees and printing and postage for each class may differ.

Note 2 — Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund intends to qualify as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.

Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:

Security valuation. Investments are stated at value as of the close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 p.m., Eastern Time. In order to value the securities, the fund uses the following valuation techniques: Equity securities held by the fund are valued at the last sale price or official closing price on the exchange where the security was acquired or most likely will be sold. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Investments by the fund in open-end mutual funds are valued at their respective net asset values each business day. Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund's Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed.

The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund's own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy.

As of September 30, 2014, all investments are categorized as Level 1 under the hierarchy described above.

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Dividend income is recorded on the ex-date. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.

29

Real estate investment trusts. The fund may invest in real estate investment trusts (REITs). Distributions from REITs may be recorded as income and subsequently characterized by the REIT at the end of the fiscal year as a reduction of cost of investments and/or as a realized gain. As a result, the fund will estimate the components of distributions from these securities. Such estimates are revised when the actual components of the distributions are known.

Line of credit. The fund may borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the fund's custodian agreement, the custodian may loan money to the fund to make properly authorized payments. The fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the maximum extent permitted by law, to the extent of any overdraft.

In addition, the fund and other affiliated funds have entered into an agreement with Citibank N.A. that enables them to participate in a $300 million unsecured committed line of credit. A commitment fee, payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating fund on a pro rata basis and is reflected in other expenses on the Statement of operations. Commitment fees for the six months ended September 30, 2014 were $222. For the six months ended September 30, 2014, the fund had no borrowings under the line of credit.

Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund's relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, transfer agent fees, state registration fees and printing and postage, for all classes, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rates applicable to each class.

Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

Under the Regulated Investment Company Modernization Act of 2010, the fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Any losses incurred during those taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

For federal income tax purposes, as of March 31, 2014, the fund had a capital loss carryforward of $2,112,610 available to offset future net realized capital gains, which expires on March 31, 2017.

As of March 31, 2014, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund's federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares and pays dividends and capital gain distributions, if any, annually.

30

Distributions paid by the fund with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class.

Such distributions, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to wash sale loss deferrals, net operating losses and litigation proceeds.

Note 3 — Guarantees and idemnifications

Under the Trust's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.

Note 4 — Fees and transactions with affiliates

John Hancock Advisers, LLC (the Advisor) serves as investment advisor for the fund. John Hancock Funds, LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the fund. The Advisor and the Distributor are indirect, wholly owned subsidiaries of Manulife Financial Corporation (MFC).

Management fee. The fund has an investment management agreement with the Advisor under which the fund pays a daily management fee to the Advisor equivalent, on an annual basis, to the sum of: (a) 0.900% of the first $500 million of the fund's average daily net assets; (b) 0.850% of the next $500 million of the fund's average daily net assets; and (c) 0.800% of the fund's average daily net assets in excess of $1 billion. The Advisor has a subadvisory agreement with Fiduciary Management Associates, LLC. The fund is not responsible for payment of the subadvisory fees.

The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock complex, including the fund (the participating portfolios). The waiver equals, on an annualized basis, 0.01% of that portion of the aggregate net assets of all the participating portfolios that exceeds $75 billion but is less than or equal to $125 billion; 0.0125% of that portion of the aggregate net assets of all the participating portfolios that exceeds $125 billion but is less than or equal to $150 billion; and 0.015% of that portion of the aggregate net assets of all the participating portfolios that exceeds $150 billion. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. This arrangement may be amended or terminated at any time by the Advisor upon notice to the fund and with the approval of the Board of Trustees.

The Advisor has contractually agreed to reduce its management fee or, if necessary, make payment to the fund to the extent necessary to maintain the fund's total operating expenses at 1.50%, 1.14%, 1.80%, 1.55%, 1.70%, 1.30%, 1.10%, 1.04%, and 1.34% for Class A, Class I, Class R1, Class R2, Class R3, Class R4, Class R5, Class R6, and Class ADV shares, respectively, excluding certain expenses such as taxes, brokerage commissions, interest expense, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund's business, acquired fund fees and expenses paid indirectly and short dividend expense. The current expense limitation agreement expires on June 30, 2015, unless renewed by mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at that time.

For Class R6 shares, the Advisor has contractually agreed to waive and/or reimburse all class specific expenses of the fund, including transfer agency fees and service fees, blue sky fees, and printing and postage, as applicable, to the extent they exceed 0.00% of average annual net assets. The fee waiver and/or reimbursement will continue in effect until June 30, 2015, unless renewed by mutual agreement of the fund and Advisor based upon a determination of that this is appropriate under the circumstances at the time.

For the six months ended September 30, 2014, these expense reductions amounted to the following:

31

Class	Expense reductions	Class	Expense reductions
Class A	$5,676	Class R4	$6,432
Class I	1,705	Class R5	6,401
Class R1	6,192	Class R6	7,197
Class R2	6,778	Class ADV	7,559
Class R3	6,427	Total	$54,367

The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the six months ended September 30, 2014 were equivalent to a net annual effective rate of 0.85% of the fund's average daily net assets.

Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred for the six months ended September 30, 2014 amounted to an annual rate of 0.01% of the fund's average daily net assets.

Distribution and service plans. The fund has a distribution agreement with the Distributor. The fund has adopted distribution and service plans with respect to Class A, Class R1, Class R2, Class R3, Class R4 and Class ADV shares pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the fund. In addition, under a service plan for Class R1, Class R2, Class R3, Class R4 and Class R5 shares, the fund pays for certain other services. The fund may pay up to the following contractual rates of distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the fund's shares.

Class	Rule 12b-1 fee	Service fee	Class	Rule 12b-1 fee	Service fee
Class A	0.30%	—	Class R4	0.25%	0.10%
Class R1	0.50%	0.25%	Class R5	—	0.05%
Class R2	0.25%	0.25%	Class ADV	0.25%	—
Class R3	0.50%	0.15%

The fund's Distributor has contractually agreed to waive 0.10% of 12b-1 fees for Class R4 shares to limit the 12b-1 fees on Class R4 to 0.15% of the average daily net assets of Class R4 shares, until at least June 30, 2015, unless renewed by mutual agreement of the fund and the Distributor based upon a determination that this is appropriate under the circumstances at the time. Reimbursements related to this contractual waiver amounted to $44 for Class R4 shares for the six months ended September 30, 2014.

Sales charges. Class A shares are assessed up-front sales charges, which resulted in payments to the Distributor amounting to $398,886 for the six months ended September 30, 2014. Of this amount, $67,530 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $329,384 was paid as sales commissions to broker-dealers and $1,972 was paid as sales commissions to sales personnel of Signator Investors, Inc., a broker-dealer affiliate of the Advisor.

Class A shares may be subject to contingent deferred sales charges (CDSCs). Certain Class A shares that are acquired through purchases of $1 million or more and are redeemed within one year of purchase are subject to a 1.00% sales charge. CDSCs are applied to the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSCs are used to compensate the Distributor for providing distribution-related services in connection with the sale of these shares. During the six months ended September 30, 2014, there were no CDSCs received by the distributor for Class A shares.

Transfer agent fees. The fund has a transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Advisor. The transfer agent fees paid to Signature Services are determined based on the cost to

32

Signature Services (Signature Services Cost) of providing recordkeeping services. The Signature Services Cost includes a component of allocated John Hancock corporate overhead for providing transfer agent services to the fund and to all other John Hancock affiliated funds. It also includes out-of-pocket expenses, including payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to five categories of share classes: Retail Share and Institutional Classes of Non-Municipal Bond Funds, Class R6 Shares, Retirement Share Classes and Municipal Bond Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.

Class level expenses. Class level expenses for the six months ended September 30, 2014 were:

Class	Distribution and service fees	Transfer agent fees	State registration fees	Printing and postage
Class A	$244,051	$104,203	$12,522	$14,919
Class I	—	28,209	7,613	4,969
Class R1	4,961	123	6,453	140
Class R2	865	39	7,054	31
Class R3	595	17	6,453	23
Class R4	143	8	6,453	15
Class R5	89	30	6,453	26
Class R6	—	41	6,955	185
Class ADV	715	366	7,353	162
Total	$251,419	$133,036	$67,309	$20,470

Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to each fund based on its net assets relative to other funds within the John Hancock group of funds complex.

Note 5 — Fund share transactions

Transactions in fund shares for the six months ended September 30, 2014 and for the year ended March 31, 2014 were as follows:

		Six months ended 9-30-14		Year ended 3-31-14
	Shares	Amount	Shares	Amount
Class A shares
Sold	582,197	$16,415,956	1,552,359	$41,079,484
Distributions reinvested	—	—	102,300	2,786,664
Repurchased	(467,130)	(13,179,029)	(960,191)	(25,436,592)
Net increase	115,067	$3,236,927	694,468	$18,429,556
Class I shares
Sold	64,846	$1,862,080	193,388	$5,151,488
Distributions reinvested	—	—	32,858	905,580
Repurchased	(164,561)	(4,723,594)	(535,308)	(14,085,302)
Net decrease	(99,715)	($2,861,514)	(309,062)	($8,028,234)
Class R1 shares
Sold	4,955	$137,803	29,686	$738,827
Distributions reinvested	—	—	403	10,853
Repurchased	(5,150)	(142,105)	(20,611)	(529,775)
Net increase (decrease)	(195)	($4,302)	9,478	$219,905

33

		Six months ended 9-30-14		Year ended 3-31-14
	Shares	Amount	Shares	Amount
Class R2 shares
Sold	1,683	$47,549	10,063	$267,926
Distributions reinvested	—	—	13	347
Repurchased	(110)	(3,079)	(1,044)	(30,046)
Net increase	1,573	$44,470	9,032	$238,227
Class R3 shares
Sold	1,393	$38,938	2,952	$75,875
Distributions reinvested	—	—	104	2,815
Repurchased	(88)	(2,491)	(15,649)	(367,890)
Net increase (decrease)	1,305	$36,447	(12,593)	($289,200)
Class R4 shares
Sold	100	$2,818	210	$5,535
Distributions reinvested	—	—	34	930
Repurchased	(106)	(2,975)	(638)	(15,038)
Net decrease	(6)	($157)	(394)	($8,573)
Class R5 shares
Sold	1,005	$28,971	2,823	$74,455
Distributions reinvested	—	—	214	5,888
Repurchased	(604)	(17,337)	(2,372)	(62,424)
Net increase	401	$11,634	665	$17,919
Class R6 Shares
Sold	750	$21,455	14,968	$422,603
Distributions reinvested	—	—	166	4,584
Repurchased	(8,828)	(252,738)	(2,233)	(59,675)
Net increase (decrease)	(8,078)	($231,283)	12,901	$367,512
Class ADV shares
Distributions reinvested	—	—	381	$10,404
Repurchased	(723)	(20,511)	(20)	(469)
Net increase (decrease)	(723)	($20,511)	361	$9,935
Total net increase	9,629	$211,711	404,856	$10,957,047

Affiliates of the fund owned 31%, 42% and 52% of shares of beneficial interest of Class R2, Class R4 and Class R6, respectively, on September 30, 2014.

Note 6 — Purchase and sale of securities

Purchases and sales of securities, other than short-term investments, amounted to $69,669,040 and $70,126,257, respectively, for the six months ended September 30, 2014.

34

Continuation of investment advisory and subadvisory agreements

Evaluation of Advisory and Subadvisory Agreements by the Board of Trustees

This section describes the evaluation by the Board of Trustees (the Board) of John Hancock Funds III (the Trust) of the Advisory Agreement (the Advisory Agreement) with John Hancock Advisers, LLC (the Advisor) and the Subadvisory Agreement (the Subadvisory Agreement) with Fiduciary Management Associates, LLC (the Subadvisor), for John Hancock Small Company Fund (the fund). The Advisory Agreement and Subadvisory Agreement are collectively referred to as the Agreements. Prior to the June 23-25, 2014 meeting at which the Agreements were approved, the Board also discussed and considered information regarding the proposed continuation of the Agreements at an in-person meeting held on May 27-29, 2014.

Approval of Advisory and Subadvisory Agreements

At in-person meetings held on June 23-25, 2014, the Board, including the Trustees who are not considered to be interested persons of the Trust under the Investment Company Act of 1940, as amended (the 1940 Act) (the Independent Trustees), reapproved for an annual period the continuation of the Advisory Agreement between the Trust and the Advisor and the Subadvisory Agreement between the Advisor and the Subadvisor with respect to the fund.

In considering the Advisory Agreement and the Subadvisory Agreement, the Board received in advance of the meetings a variety of materials relating to the fund, the Advisor and the Subadvisor, including comparative performance, fee and expense information for a peer group of similar funds prepared by an independent third-party provider of fund data, performance information for an applicable benchmark index; and, with respect to the Subadvisor, comparative performance information for comparably managed accounts, as applicable, and other information provided by the Advisor and the Subadvisor regarding the nature, extent and quality of services provided by the Advisor and the Subadvisor under their respective Agreements, as well as information regarding the Advisor's revenues and costs of providing services to the fund and any compensation paid to affiliates of the Advisor. At the meetings at which the renewal of the Advisory Agreement and Subadvisory Agreement are considered, particular focus is given to information concerning fund performance, comparability of fees and total expenses, and profitability. However, the Board notes that the evaluation process with respect to the Advisor and the Subadvisor is an ongoing one. In this regard, the Board also took into account discussions with management and information provided to the Board at prior meetings with respect to the services provided by the Advisor and the Subadvisor to the fund, including quarterly performance reports prepared by management containing reviews of investment results and prior presentations from the Subadvisor with respect to the fund. The Board also considered the nature, quality, and extent of non-advisory services, if any, to be provided to the fund by the Advisor's affiliates, including distribution services.

Throughout the process, the Board asked questions of and requested additional information from management. The Board is assisted by counsel for the Trust and the Independent Trustees are also separately assisted by independent legal counsel throughout the process. The Independent Trustees also received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements and discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

Approval of Advisory Agreement

In approving the Advisory Agreement with respect to the fund, the Board, including the Independent Trustees, considered a variety of factors, including those discussed below. The Board also considered other factors (including conditions and trends prevailing generally in the economy, the securities markets, and the industry) and does not treat any single factor as determinative, and each Trustee may attribute different weights to different factors. The Board's conclusions may be based in part on its consideration of the advisory and subadvisory arrangements in prior years and on the Board's ongoing regular review of fund performance and operations throughout the year.

35

Nature, extent, and quality of services. Among the information received by the Board from the Advisor relating to the nature, extent, and quality of services provided to the fund, the Board reviewed information provided by the Advisor relating to its operations and personnel, descriptions of its organizational and management structure, and information regarding the Advisor's compliance and regulatory history, including its Form ADV. The Board also noted that on a regular basis it receives and reviews information from the Trust's Chief Compliance Officer (CCO) regarding the fund's compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board also considered the Advisor's risk management processes. The Board considered that the Advisor is responsible for the management of the day-to-day operations of the fund, including, but not limited to, general supervision of and coordination of the services provided by the Subadvisor, and is also responsible for monitoring and reviewing the activities of the Subadvisor and other third-party service providers.

In considering the nature, extent, and quality of the services provided by the Advisor, the Trustees also took into account their knowledge of the Advisor's management and the quality of the performance of the Advisor's duties, through Board meetings, discussions and reports during the preceding year and through each Trustee's experience as a Trustee of the Trust and of the other trusts in the complex.

In the course of their deliberations regarding the Advisory Agreement, the Board considered, among other things:

(a)	the skills and competency with which the Advisor has in the past managed the Trust's affairs and its subadvisory relationship, the Advisor's oversight and monitoring of the Subadvisor's investment performance and compliance programs, such as the Subadvisor's compliance with fund policies and objectives, review of brokerage matters, including with respect to trade allocation and best execution and the Advisor's timeliness in responding to performance issues;
(b)	the background, qualifications and skills of the Advisor's personnel;
(c)	the Advisor's compliance policies and procedures and its responsiveness to regulatory changes and mutual fund industry developments;
(d)	the Advisor's administrative capabilities, including its ability to supervise the other service providers for the fund;
(e)	the financial condition of the Advisor and whether it has the financial wherewithal to provide a high level and quality of services to the fund; and
(f)	the Advisor's reputation and experience in serving as an investment advisor to the Trust and the benefit to shareholders of investing in funds that are part of a family of funds offering a variety of investments.

The Board concluded that the Advisor may reasonably be expected to continue to provide a high quality of services under the Advisory Agreement with respect to the fund.

Investment performance. In considering the fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the fund's performance results. In connection with the consideration of the Advisory Agreement, the Board:

(a)	reviewed information prepared by management regarding the fund's performance;
(b)	considered the comparative performance of an applicable benchmark index;
(c)	considered the performance of comparable funds, if any, as included in the report prepared by an independent third-party provider of fund data; and
(d)	took into account the Advisor's analysis of the fund's performance and its plans and recommendations regarding the Trust's subadvisory arrangements generally.

36

The Board noted that the fund underperformed its benchmark index for the one-, three- and five-year periods ended December 31, 2013. The Board noted that the fund outperformed the peer group average for the one-year period and underperformed the average for the three- and five-year periods.

The Board took into account management's discussion of the fund's performance and potential options with respect to the future of the fund. The Board concluded that the fund's performance is being monitored and reasonably addressed.

Fees and expenses. The Board reviewed comparative information prepared by an independent third-party provider of mutual fund data, including, among other data, the fund's contractual and net management fees (and subadvisory fees, to the extent available) and total expenses as compared to similarly situated investment companies deemed to be comparable to the fund. The Board considered the fund's ranking within a smaller group of peer funds chosen by the independent third-party provider, as well as the fund's ranking within a broader group of funds. In comparing the fund's contractual and net management fees to those of comparable funds, the Board noted that such fees include both advisory and administrative costs. The Board noted that net management fees for the fund are lower than the peer group median and total expenses for the fund are higher than the peer group median.

The Board took into account management's discussion of the fund's expenses. The Board also took into account management's discussion with respect to the advisory/subadvisory fee structure, including the amount of the advisory fee retained by the Advisor after payment of the subadvisory fee. The Board also noted that the Advisor pays the subadvisory fee, and that such fees are negotiated at arm's length with respect to the Subadvisor. In addition, the Board took into account that management had agreed, effective July 1, 2014, to implement an overall fee waiver across the complex, including the fund, which is discussed further below. The Board also noted actions taken over the past several years to reduce the fund's operating expenses. The Board also noted that, in addition, the Advisor is currently waiving fees and/or reimbursing expenses with respect to the fund and that the fund has breakpoints in its contractual management fee schedule that reduce management fees as assets increase. The Board also noted that the fund's distributor, an affiliate of the Advisor, has agreed to waive a portion of its Rule 12b-1 fee for a share class of the fund. The Board reviewed information provided by the Advisor concerning the investment advisory fee charged by the Advisor or one of its advisory affiliates to other clients (including other funds in the complex) having similar investment mandates, if any. The Board considered any differences between the Advisor's and Subadvisor's services to the fund and the services they provide to other comparable clients or funds. The Board concluded that the advisory fee paid with respect to the fund is reasonable.

Profitability/indirect benefits. In considering the costs of the services to be provided and the profits to be realized by the Advisor and its affiliates from the Advisor's relationship with the Trust, the Board:

(a)	reviewed financial information of the Advisor;
(b)	reviewed and considered information presented by the Advisor regarding the net profitability to the Advisor and its affiliates with respect to the fund;
(c)	received and reviewed profitability information with respect to the John Hancock fund complex as a whole;
(d)	received information with respect to the Advisor's allocation methodologies used in preparing the profitability data;
(e)	considered that the John Hancock insurance companies that are affiliates of the Advisor, as shareholders of the Trust directly or through their separate accounts, receive certain tax credits or deductions relating to foreign taxes paid and dividends received by certain funds of the Trust and noted that these tax benefits, which are not available to participants in qualified retirement plans under applicable income tax law, are reflected in the profitability analysis reviewed by the Board;
(f)	considered that the Advisor also provides administrative services to the fund on a cost basis pursuant to an administrative services agreement;
(g)	noted that affiliates of the Advisor provide transfer agency services and distribution services to the fund, and that the fund's distributor also receives Rule 12b-1 payments to support distribution of the fund;

37

(h)	noted that the Advisor also derives reputational and other indirect benefits from providing advisory services to the fund;
(i)	noted that the subadvisory fee for the fund is paid by the Advisor and is negotiated at arm's length; and
(j)	considered that the Advisor should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the fund and the entrepreneurial risk that it assumes as Advisor.

Based upon its review, the Board concluded that the level of profitability, if any, of the Advisor and its affiliates from their relationship with the fund was reasonable and not excessive.

Economies of scale. In considering the extent to which economies of scale would be realized as the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders, the Board:

(a)	considered that the Advisor has agreed, effective July 1, 2014, to waive a portion of its management fee for the fund and each of the other John Hancock funds in the complex (except for those discussed below) (the Participating Portfolios) or otherwise reimburse the expenses of the Participating Portfolios as follows (the Reimbursement):
The Reimbursement shall equal, on an annualized basis, 0.01% of that portion of the aggregate net assets of all the Participating Portfolios that exceed $75 billion but is less than or equal to $125 billion, 0.0125% of that portion of the aggregate net assets of all the Participating Portfolios that exceed $125 billion but is less than or equal to $150 billion and 0.015% of that portion of the aggregate net assets of all the Participating Portfolios that exceeds $150 billion. (The funds that are not Participating Portfolios are the funds of funds in the complex, which benefit from such overall management fee waiver through their investment in underlying portfolios that include Participating Portfolios, which are subject to the Reimbursement.)
(b)	reviewed the fund's advisory fee structure and concluded that: (i) the fund's fee structure contains breakpoints at the subadvisory fee level and that such breakpoints are reflected as breakpoints in the advisory fees for the fund; and (ii) although economies of scale cannot be measured with precision, these arrangements permit shareholders of the fund to benefit from economies of scale if the fund grows. The Board also took into account management's discussion of the fund's advisory fee structure; and
(c)	the Board also considered the effect of the fund's growth in size on its performance and fees. The Board also noted that if the fund's assets increase over time, the fund may realize other economies of scale.

Approval of Subadvisory Agreement

In making its determination with respect to approval of the Subadvisory Agreement, the Board reviewed:

(1)	information relating to the Subadvisor's business, including current subadvisory services to the Trust (and other funds in the John Hancock family of funds);
(2)	the historical and current performance of the fund and comparative performance information relating to an applicable benchmark index and comparable funds;
(3)	the subadvisory fee for the fund, including any breakpoints, and to the extent available, comparable fee information prepared by an independent third party provider of fund data; and
(4)	Information relating to the nature and scope of any material relationships and their significance to the Trust's Advisor and Subadvisor.

Nature, extent, and quality of services. With respect to the services provided by the Subadvisor, the Board received information provided to the Board by the Subadvisor, including the Subadvisor's Form ADV, as well as took into account

38

information presented throughout the past year. The Board considered the Subadvisor's current level of staffing and its overall resources, as well as received information relating to the Subadvisor's compensation program. The Board reviewed the Subadvisor's history and investment experience, as well as information regarding the qualifications, background, and responsibilities of the Subadvisor's investment and compliance personnel who provide services to the fund. The Board also considered, among other things, the Subadvisor's compliance program and any disciplinary history. The Board also considered the Subadvisor's risk assessment and monitoring process. The Board reviewed the Subadvisor's regulatory history, including whether it was involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board noted that the Advisor conducts regular, periodic reviews of the Subadvisor and its operations, including regarding investment processes and organizational and staffing matters. The Board also noted that the Trust's CCO and his staff conduct regular, periodic compliance reviews with the Subadvisor and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Subadvisor and procedures reasonably designed to assure compliance with the federal securities laws. The Board also took into account the financial condition of the Subadvisor.

The Board considered the Subadvisor's investment process and philosophy. The Board took into account that the Subadvisor's responsibilities include the development and maintenance of an investment program for the fund that is consistent with the fund's investment objective, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also received information with respect to the Subadvisor's brokerage policies and practices, including with respect to best execution and soft dollars.

Subadvisor compensation. In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the fund, the Board noted that the fees under the Subadvisory Agreement are paid by the Advisor and not the fund.

The Board also relied on the ability of the Advisor to negotiate the Subadvisory Agreement with the Subadvisor, which is not affiliated with the Advisor, and the fees thereunder at arm's length. As a result, the costs of the services to be provided and the profits to be realized by the Subadvisor from its relationship with the Trust were not a material factor in the Board's consideration of the Subadvisory Agreement.

The Board also received information regarding the nature and scope (including their significance to the Advisor and its affiliates and to the Subadvisor) of any material relationships, if any, with respect to the Subadvisor, which include arrangements in which the Subadvisor or its affiliates provide advisory, distribution, or management services in connection with financial products sponsored by the Advisor or its affiliates, and may include other registered investment companies, a 529 education savings plan, managed separate accounts and exempt group annuity contracts sold to qualified plans. The Board also received information and took into account any other potential conflicts of interest the Advisor might have in connection with the Subadvisory Agreement.

In addition, the Board considered other potential indirect benefits that the Subadvisor and its affiliates may receive from the Subadvisor's relationship with the fund, such as the opportunity to provide advisory services to additional funds in the John Hancock fund complex and reputational benefits.

Subadvisory fees. The Board considered that the fund pays an advisory fee to the Advisor and that, in turn, the Advisor pays a subadvisory fee to the Subadvisor. As noted above, the Board also considered the fund's subadvisory fee as compared to similarly situated investment companies deemed to be comparable to the fund as included in the report prepared by the independent third party provider of fund data, to the extent available. The Board noted that the limited size of the Lipper peer group was not sufficient for comparative purposes. The Board also took into account the subadvisory fees paid by the Advisor to the Subadvisor with respect to the fund to fees charged by the Subadvisor to manage other subadvised portfolios and portfolios not subject to regulation under the 1940 Act, as applicable.

Subadvisor performance. As noted above, the Board considered the fund's performance as compared to the fund's peer group and the benchmark index and noted that the Board reviews information about the fund's performance results at its

39

regularly scheduled meetings. The Board noted the Advisor's expertise and resources in monitoring the performance, investment style and risk-adjusted performance of the Subadvisor. The Board was mindful of the Advisor's focus on the Subadvisor's performance. The Board also noted the Subadvisor's long-term performance record for similar accounts, as applicable.

The Board's decision to approve the Subadvisory Agreement was based on a number of determinations, including the following:

(1)	the Subadvisor has extensive experience and demonstrated skills as a manager;
(2)	the performance of the fund is being monitored and reasonably addressed;
(3)	the subadvisory fee is reasonable in relation to the level and quality of services being provided; and
(4)	subadvisory fee breakpoints are reflected as breakpoints in the advisory fees for the fund in order to permit shareholders to benefit from economies of scale if the fund grows.
* * *

Based on the Board's evaluation of all factors that the Board deemed to be material, including those factors described above, the Board, including the Independent Trustees, concluded that renewal of the Advisory Agreement and the Subadvisory Agreement would be in the best interest of the fund and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Advisory Agreement and Subadvisory Agreement for an additional one-year period.

40

More information

Trustees

James M. Oates, Chairperson
Steven R. Pruchansky, Vice Chairperson
Charles L. Bardelis*
Craig Bromley†
Peter S. Burgess*
William H. Cunningham
Grace K. Fey
Theron S. Hoffman*
Deborah C. Jackson
Hassell H. McClellan
Gregory A. Russo
Warren A. Thomson†

Officers

Andrew G. Arnott
President

John J. Danello
Senior Vice President, Secretary,
and Chief Legal Officer

Francis V. Knox, Jr.
Chief Compliance Officer

Charles A. Rizzo
Chief Financial Officer

Salvatore Schiavone
Treasurer

Investment advisor

John Hancock Advisers, LLC

Subadvisor

Fiduciary Management Associates, LLC

Principal distributor

John Hancock Funds, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

John Hancock Signature Services, Inc.

Legal counsel

K&L Gates LLP

*Member of the Audit Committee
†Non-Independent Trustee

The fund's proxy voting policies and procedures, as well as the fund's proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.

The fund's complete list of portfolio holdings, for the first and third fiscal quarters, is filed with the SEC on Form N-Q. The fund's Form N-Q is available on our website and the SEC's website, sec.gov, and can be reviewed and copied (for a fee) at the SEC's Public Reference Room in Washington, DC. Call 800-SEC-0330 to receive information on the operation of the SEC's Public Reference Room.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-225-5291.

You can also contact us:
800-225-5291 jhinvestments.com	Regular mail: John Hancock Signature Services, Inc. P.O. Box 55913 Boston, MA 02205-5913	Express mail: John Hancock Signature Services, Inc. 30 Dan Road Canton, MA 02021

41

Family of funds

DOMESTIC EQUITY FUNDS

Balanced

Classic Value

Disciplined Value

Disciplined Value Mid Cap

Fundamental All Cap Core

Fundamental Large Cap Core

Fundamental Large Cap Value

Large Cap Equity

Select Growth

Small Cap Equity

Small Cap Value

Small Company

Strategic Growth

U.S. Equity

U.S. Global Leaders Growth

Value Equity

GLOBAL/INTERNATIONAL EQUITY FUNDS

Disciplined Value International

Emerging Markets

Global Equity

Global Opportunities

Global Shareholder Yield

Greater China Opportunities

International Core

International Growth

International Growth Equity

International Small Company

International Value Equity

INCOME FUNDS

Bond

California Tax-Free Income

Core High Yield

Emerging Markets Debt

Floating Rate Income

Focused High Yield

Global Income

Government Income

High Yield Municipal Bond

Income

Income Allocation

INCOME FUNDS (continued)

Investment Grade Bond

Massachusetts Tax-Free Income

Money Market

New York Tax-Free Income

Short Duration Credit Opportunities

Strategic Income Opportunities

Tax-Free Bond

ALTERNATIVE/SPECIALTY FUNDS

Absolute Return Currency

Alternative Asset Allocation

Enduring Equity

Financial Industries

Global Absolute Return Strategies

Global Conservative Absolute Return

Natural Resources

Redwood

Regional Bank

Seaport

Technical Opportunities

ASSET ALLOCATION PORTFOLIOS

Lifestyle Aggressive

Lifestyle Balanced

Lifestyle Conservative

Lifestyle Growth

Lifestyle Moderate

Retirement Choices (2010-2055)

Retirement Living (2010-2055)

Retirement Living II (2010-2055)

CLOSED-END FUNDS

Financial Opportunities

Hedged Equity & Income

Income Securities Trust

Investors Trust

Preferred Income

Preferred Income II

Preferred Income III

Premium Dividend

Tax-Advantaged Dividend Income

Tax-Advantaged Global Shareholder Yield Fund

The fund's investment objective, risks, charges, and expenses are included in the prospectuses and should be considered carefully before investing. For a prospectus, call your financial professional, call John Hancock Investments at 800-225-5291, or visit the fund's website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

42

John Hancock Investments

A trusted brand

John Hancock has helped individuals and institutions build and protect wealth since 1862. Today, we are one of America's strongest and most-recognized brands.

A better way to invest

As a manager of managers, we search the world to find proven portfolio teams with specialized expertise for every fund we offer, then apply vigorous investment oversight to ensure they continue to meet our uncompromising standards.

Results for investors

Our unique approach to asset management has led to a diverse set of investments deeply rooted in investor needs, along with strong risk-adjusted returns across asset classes.

John Hancock Funds, LLC ■ Member FINRA, SIPC 601 Congress Street ■ Boston, MA 02210-2805 800-225-5291 ■ jhinvestments.com
This report is for the information of the shareholders of John Hancock Small Company Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
MF202368	348SA 09/14 11/14

John Hancock

Disciplined Value Mid Cap Fund
Semiannual report 9/30/14

A message to shareholders

Dear fellow shareholder,

The economic expansion that began in 2009 continues, with moderate GDP growth in the United States and the unemployment rate down considerably from its peak. However, the scene outside the United States had become decidedly less robust by the end of September. China's economy, a key driver of global demand, was slowing, Japan's GDP contracted in the second quarter, and the International Monetary Fund warned of another eurozone recession unless more is done to stimulate economic growth there. Meanwhile, bond markets around the world have turned in positive performance as investors pursue yield where they can find it, and the risks of rising interest rates and central bank tightening have been pushed out further into the future.

In the absence of pronounced market dislocations, we believe investors are well served by sticking to a commonsense, diversified approach, one that includes a mix of equities, fixed-income, and alternative strategies that can offer added diversification potential. Although events like those taking place in Ukraine and the Middle East serve as reminders that all market environments carry risk, we believe the biggest risk investors face in today's market is not staying invested.

A new look

I am pleased to introduce you to our redesigned shareholder reports. As part of an effort to elevate the educational substance in our communications, we undertook an effort to make our reports more engaging and easier to navigate. Included in the changes are a performance snapshot that shows your fund's performance against that of its benchmark, and a Q&A with your fund's lead portfolio manager. We hope these enhancements give you better insight into your fund's activity and performance.

On behalf of everyone at John Hancock Investments, I'd like to take this opportunity to thank you for the continued trust you've placed in us.

Sincerely,

Andrew G. Arnott
President and Chief Executive Officer
John Hancock Investments

This commentary reflects the CEO's views as of September 30, 2014. They are subject to change at any time. For more up-to-date information, you can visit our website at jhinvestments.com.

John Hancock
Disciplined Value Mid Cap Fund

2	Your fund at a glance
4	Discussion of fund performance
8	A look at performance
10	Your expenses
12	Fund's investments
18	Financial statements
22	Financial highlights
29	Notes to financial statements
35	Continuation of investment advisory and subadvisory agreements
41	More information

1

Your fund at a glance

INVESTMENT OBJECTIVE

The fund seeks to provide long-term growth of capital with current income as a secondary objective.

AVERAGE ANNUAL TOTAL RETURNS AS OF 9/30/14 (%)

See page 8 for more complete performance information.

After the close of business on 7-9-10, holders of Investor Class Shares and Institutional Class Shares of the former Robeco Boston Partners Mid Cap Value Fund (the predecessor fund) became owners of an equal number of full and fractional Class A and Class I shares, respectively, of John Hancock Disciplined Value Mid Cap Fund, which were first offered on 7-12-10. Class A shares' performance shown above for periods prior to this date is that of the predecessor fund's Investor share class that has been recalculated to reflect the gross fees and expenses of Class A shares.

Russell Midcap Value Index is an unmanaged index that measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. It is not possible to invest directly in an index.

Figures from Morningstar, Inc. include reinvested distributions and do not take into account sales charges. Actual load-adjusted performance is lower.

The past performance shown here reflects reinvested distributions and the beneficial effect of any expense reductions, and does not guarantee future results. Returns for periods shorter than one year are cumulative, and results for other share classes will vary. Shares will fluctuate in value and, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance cited, and can be found at jhinvestments.com or by calling 800-225-5291. For further information on the fund's objectives, risks, and strategy, see the fund's prospectuses.

2

PERFORMANCE HIGHLIGHTS OVER THE LAST SIX MONTHS

Fund overcomes rocky April

The market's bigger laggards were disproportionately rewarded in April, while stronger performers were penalized, detracting from the fund's performance for the period.

Diverse individual holdings aided performance

Strong performance from various kinds of businesses helped returns for the period.

Markets appeared fairly valued

At the end of the period, investors seemed to have a more balanced assessment of market risks.

PORTFOLIO COMPOSITION AS OF 9/30/14 (%)

A note about risks

The stock prices of midsize and small companies can change more frequently and dramatically than those of large companies. Value stocks may decline in price. Foreign investing has additional risks, such as currency and market volatility and political and social instability. Illiquid securities may be difficult to sell at a price approximating their value. Sector investing is subject to greater risks than the market as a whole. Because the fund may focus on particular sectors of the economy, its performance may depend on the performance of those sectors and investments focused in one sector may fluctuate more wildly than investments diversified across sectors. Please see the fund's prospectuses for additional risks.

3

Discussion of fund performance

An interview with Portfolio Manager Stephen L. Pollack, CFA, Robeco Investment Management, Inc.

 Stephen L. Pollack, CFA
Portfolio Manager
Robeco Investment Management, Inc.

The fund underperformed its benchmark index. What were some of the factors that contributed to this?

The U.S. equity market's reversal in April drove the relative performance environment for the period. It disproportionately rewarded the market's bigger laggards of the prior periods while penalizing stronger performers. This presented a no-win environment for the fund, given its performance advantage over the market coming into April. After April, the fund generally performed in line with the index as the market found its footing.

The fund's stock selection underperformed its benchmark, the Russell Midcap Value Index, for the six-month period, with the information technology and consumer staples areas the main detractors.

What were some of the holdings that detracted most from the fund's performance?

Within technology, the biggest detractor from the fund's overall relative performance was our decision not to buy shares in semiconductor company Micron Technology, Inc., due to valuation concerns. The stock posted strong results upon high expectations. It has significant weight in the index, which negatively affected the fund's relative performance. The fund's positions in electronic components distributors Arrow Electronics, Inc. and Avnet, Inc. were noteworthy detractors from relative return. Despite ongoing operational execution, industry consolidation, and shareholder-friendly buybacks, the share price performance of these economically sensitive businesses underperformed the sector amid investor uncertainty about near-term demand.

Within the consumer area, which includes business services, the portfolio's holding CBS Corporation reported disappointing advertising results. However, the business has achieved a sizable increase in retransmission fees and has worked to diversify its earnings stream across more stable sources than advertising. Global staffing company ManpowerGroup, Inc. disappointed amid weaker investor expectations for Europe's recovery. The business has been posting good operational execution and continued market share gains.

The utilities sector moderately outperformed the index average for the period. The fund's stock selection and relative underweight in the utilities sector detracted from relative performance. We

4

"We maintained the fund's overweight in technology, owning stock-specific opportunities that are inexpensive to midcycle earnings power and free cash flow characteristics."
continue to favor stronger risk/reward opportunities outside of the sector, based on longer-term investment goals.

What factors added to the fund's performance?

We manage a prudently diversified fund that is constructed from the bottom up upon valuation, quality, and catalytic criteria. The fund's performance strength was driven by diverse businesses. For example, among the fund's top contributors for the period were semiconductor business Avago Technologies Ltd., online travel business Expedia, Inc., containerboard business Graphic Packaging Holding Company, staffing business Robert Half International, Inc., and auto safety products company TRW Automotive Holdings Corp.

These results were wedded to stock-specific factors. For instance, Avago's leading share in key smartphone technologies resulted in strong business momentum during the period and favorable earnings power as the cycle gathered steam. Well positioned for online travel growth, Expedia posted stronger bookings during the period. Graphic Packaging improved its balance sheet and has been executing on productivity initiatives for stronger results as product volumes normalize.

SECTOR COMPOSITION AS OF 9/30/14 (%)

5

"It appears the price-to-earnings multiple expansion phase of the market has run its course, and we would expect equity returns to more or less match earnings growth plus dividends over the coming months."

What is your thinking on positioning the fund?

We maintained the fund's overweight in technology, owning stock-specific opportunities that appear inexpensive relative to their mid-cycle earnings power and free cash flow characteristics. The fund also had significant exposure to industrial-related businesses, which, through restructuring initiatives and industry consolidation, have strengthened their earnings power as cyclical conditions improve. Within the financials sector, some of the the fund's largest overall positions were in brokerage holdings such as TD Ameritrade Holding Corp. and Raymond James Financial, Inc., which provide upside potential from an eventual rise in interest rates. The fund remained underweight in real estate investment trusts due to generally unattractive valuations. Utilities continued to seem expensive, with mediocre earnings outlooks and adverse interest-rate risk.

U.S. equity valuations have become modestly more attractive over the past three months and continue to look appealing relative to U.S. government and corporate bonds. It appears the price-to-earnings multiple expansion phase of the market has run its course, and we would expect equity returns to more or less match earnings growth plus dividends over the coming months. We view the

TEN LARGEST HOLDINGS AS OF 9/30/14 (%)

TD Ameritrade Holding Corp.	2.1
Western Digital Corp.	1.9
Robert Half International, Inc.	1.7
Lear Corp.	1.7
Graphic Packaging Holding Company	1.6
Omnicare, Inc.	1.6
Marsh & McLennan Companies, Inc.	1.5
Macy's, Inc.	1.5
Equity Residential	1.4
Newell Rubbermaid, Inc.	1.4
TOTAL	16.4
As a percentage of net assets.

6

MANAGED BY

Stephen L. Pollack, CFA On the fund since 2000 Investing since 1984
Joseph F. Feeney, Jr., CFA On the fund since 2010 Investing since 1985 market as fully valued but not overly stretched. Investors seem to have a more balanced assessment of market risks, which should help prevent a bubble in equity valuations. We remain constructive on the U.S. equity market.
The views expressed in this report are exclusively those of Stephen L. Pollack, CFA, Robeco Investment Management, Inc., and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund's investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

7

A look at performance

TOTAL RETURNS FOR THE PERIOD ENDED SEPTEMBER 30, 2014

Average annual total returns (%) with maximum sales charge				Cumulative total returns (%) with maximum sales charge
	1-year	5-year	10-year	6-month	1-year	5-year	10-year
Class A1	10.53	16.46	11.24	-4.17	10.53	114.25	190.05
Class C1	14.40	16.74	10.94	-0.51	14.40	116.82	182.45
Class I1,2	16.63	18.03	12.20	1.01	16.63	129.11	216.26
Class R2[1,2]	16.18	17.48	11.63	0.85	16.18	123.78	200.50
Class R4[1,2]	16.37	17.81	12.02	0.90	16.37	126.93	211.15
Class R6[1,2]	16.75	18.12	12.28	1.06	16.75	129.89	218.52
Class ADV[1,2]	16.18	17.61	11.79	0.82	16.18	125.00	204.70
Index†	17.46	17.24	10.17	2.83	17.46	121.49	163.43

Performance figures assume all distributions are reinvested. Figures reflect maximum sales charges on Class A shares of 5% and the applicable contingent deferred sales charge (CDSC) on Class C shares. Class C shares sold within one year of purchase are subject to a 1% CDSC. Sales charges are not applicable to Class I, Class R2, Class R4, Class R6, and Class ADV shares.

The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the fund and may differ from those disclosed in the Financial highlights tables in this report. Had the fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:

	Class A	Class C	Class I	Class R2	Class R4	Class R6	Class ADV
Gross (%)	1.18	1.94	0.90	1.32	1.32	0.81	3.45
Net (%)	1.18	1.94	0.90	1.32	1.15	0.77	1.25

Please refer to the most recent prospectuses and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, the fund's current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800-225-5291 or visit the fund's website at jhinvestments.com.

The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The fund's performance results reflect any applicable fee waivers or expense reductions, without which the expenses increase and results would have been less favorable.

†	Index is the Russell Midcap Value Index.

See the following page for footnotes.

8

This chart and table show what happened to a hypothetical $10,000 investment in John Hancock Disciplined Value Mid Cap Fund for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we've shown the same investment in the Russell Midcap Value Index.

	Start date	With maximum sales charge ($)	Without sales charge ($)	Index ($)
Class C1,3	9-30-04	28,245	28,245	26,343
Class I1,2	9-30-04	31,626	31,626	26,343
Class R2[1,2]	9-30-04	30,050	30,050	26,343
Class R4[1,2]	9-30-04	31,115	31,115	26,343
Class R6[1,2]	9-30-04	31,852	31,852	26,343
Class ADV[1,2]	9-30-04	30,470	30,470	26,343

Russell Midcap Value Index is an unmanaged index that measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would have resulted in lower values.

Footnotes related to performance pages

1	After the close of business on 7-9-10, holders of Investor shares and Institutional shares of the former Robeco Boston Partners Mid Cap Value Fund (the predecessor fund) became owners of an equal number of full and fractional Class A and Class I shares, respectively, of John Hancock Disciplined Value Mid Cap Fund. Class A, Class I, and Class ADV shares were first offered on 7-12-10. The returns prior to this date for Class A and Class ADV shares are those of the predecessor fund's Investor shares that have been recalculated to reflect the gross fees and expenses of the fund's Class A and Class ADV shares. For Class I shares, the returns prior to this date are those of the predecessor fund's Institutional shares that have been recalculated to reflect the gross fees and expenses of the fund's Class I shares. Class C, Class R6, Class R2, and Class R4 shares were first offered on 8-15-11, 9-1-11, 3-1-12, and 7-2-13, respectively. The returns prior to these dates are those of Class A shares that have been recalculated to apply the gross fees and expenses of Class C, Class R6, Class R2, and Class R4 shares, as applicable.
2	For certain types of investors, as described in the fund's prospectuses.
3	The contingent deferred sales charge is not applicable.

9

Your expenses

These examples are intended to help you understand your ongoing operating expenses of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds.

Understanding fund expenses

As a shareholder of the fund, you incur two types of costs:

•	Transaction costs, which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.
•	Ongoing operating expenses, including management fees, distribution and service fees (if applicable), and other fund expenses.

We are presenting only your ongoing operating expenses here.

Actual expenses/actual returns

This example is intended to provide information about the fund's actual ongoing operating expenses, and is based on the fund's actual return. It assumes an account value of $1,000.00 on April 1, 2014, with the same investment held until September 30, 2014.

	Account value on 4-1-14	Ending value on 9-30-14	Expenses paid during period ended 9-30-14[1]	Annualized expense ratio
Class A	$1,000.00	$1,008.80	$5.69	1.13%
Class C	1,000.00	1,004.90	9.45	1.88%
Class I	1,000.00	1,010.10	4.33	0.86%
Class R2	1,000.00	1,008.50	6.44	1.28%
Class R4	1,000.00	1,009.00	5.24	1.04%
Class R6	1,000.00	1,010.60	3.88	0.77%
Class ADV	1,000.00	1,008.20	6.29	1.25%

Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at September 30, 2014, by $1,000.00, then multiply it by the "expenses paid" for your share class from the table above. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:

10

Hypothetical example for comparison purposes

This table allows you to compare the fund's ongoing operating expenses with those of any other fund. It provides an example of the fund's hypothetical account values and hypothetical expenses based on each class's actual expense ratio and an assumed 5% annualized return before expenses (which is not the fund's actual return). It assumes an account value of $1,000.00 on April 1, 2014, with the same investment held until September 30, 2014. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

	Account value on 4-1-14	Ending value on 9-30-14	Expenses paid during period ended 9-30-14[1]	Annualized expense ratio
Class A	$1,000.00	$1,019.40	$5.72	1.13%
Class C	1,000.00	1,015.60	9.50	1.88%
Class I	1,000.00	1,020.80	4.36	0.86%
Class R2	1,000.00	1,018.70	6.48	1.28%
Class R4	1,000.00	1,019.90	5.27	1.04%
Class R6	1,000.00	1,021.20	3.90	0.77%
Class ADV	1,000.00	1,018.80	6.33	1.25%

Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectuses for details regarding transaction costs.

1	Expenses are equal to the fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

11

Fund's investments

As of 9-30-14 (Unaudited)
	Shares	Value
Common Stocks 98.0%		$8,853,585,374
(Cost $7,232,028,343)
Consumer Discretionary 10.1%		917,041,313
Auto Components 2.7%
Lear Corp.	1,739,029	150,269,490
Tenneco, Inc. (I)	632,650	33,093,922
TRW Automotive Holdings Corp. (I)	623,657	63,145,271
Household Durables 1.4%
Newell Rubbermaid, Inc.	3,576,364	123,062,685
Internet & Catalog Retail 1.1%
Expedia, Inc.	1,095,255	95,966,243
Leisure Products 0.9%
Brunswick Corp.	1,986,244	83,700,322
Media 1.8%
CBS Corp., Class B	1,743,735	93,289,823
Omnicom Group, Inc.	956,635	65,873,886
Multiline Retail 1.4%
Macy's, Inc.	2,262,525	131,633,705
Specialty Retail 0.8%
Foot Locker, Inc.	1,383,755	77,005,966
Consumer Staples 2.9%		265,242,784
Beverages 1.6%
Coca-Cola Enterprises, Inc.	779,375	34,573,075
Constellation Brands, Inc., Class A (I)	1,276,970	111,300,705
Food & Staples Retailing 0.2%
Rite Aid Corp. (I)	4,415,495	21,370,996
Food Products 0.5%
Tyson Foods, Inc., Class A	1,218,825	47,985,140
Tobacco 0.6%
Lorillard, Inc.	834,800	50,012,868
Energy 6.0%		539,526,660
Oil, Gas & Consumable Fuels 6.0%
Diamondback Energy, Inc. (I)	116,515	8,712,992
Energen Corp.	1,221,565	88,245,856
EQT Corp.	856,450	78,399,433
Kosmos Energy, Ltd. (I)	2,336,467	23,271,211
Marathon Petroleum Corp.	1,008,065	85,352,864
Noble Energy, Inc.	687,535	46,999,893
QEP Resources, Inc.	1,958,295	60,276,320

12SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Energy (continued)
Oil, Gas & Consumable Fuels (continued)
Rice Energy, Inc. (I)	1,129,560	$30,046,296
Tesoro Corp.	665,450	40,579,141
Valero Energy Corp.	723,100	33,457,837
Western Refining, Inc.	1,052,270	44,184,817
Financials 29.2%		2,634,619,741
Banks 6.5%
BB&T Corp.	3,061,825	113,930,508
Comerica, Inc.	1,809,820	90,237,625
East West Bancorp, Inc.	2,543,080	86,464,720
Fifth Third Bancorp	5,455,360	109,216,307
Huntington Bancshares, Inc.	8,709,670	84,745,089
SunTrust Banks, Inc.	2,583,845	98,263,625
Capital Markets 5.4%
Raymond James Financial, Inc.	2,255,215	120,834,420
SEI Investments Company	1,827,586	66,085,510
State Street Corp.	543,690	40,021,021
TD Ameritrade Holding Corp.	5,788,455	193,160,743
The Charles Schwab Corp.	2,184,705	64,208,480
Consumer Finance 1.8%
Discover Financial Services	1,552,095	99,939,397
Navient Corp.	1,790,975	31,718,167
SLM Corp.	3,164,275	27,086,194
Diversified Financial Services 1.0%
McGraw-Hill Financial, Inc.	683,269	57,702,067
Moody's Corp.	383,280	36,219,960
Insurance 7.7%
Alleghany Corp. (I)	187,108	78,239,210
Loews Corp.	1,084,490	45,179,853
Marsh & McLennan Companies, Inc.	2,610,985	136,658,955
Reinsurance Group of America, Inc.	1,167,905	93,584,228
Symetra Financial Corp.	1,526,651	35,616,768
The Allstate Corp.	1,725,020	105,864,477
Torchmark Corp.	2,309,546	120,950,924
W.R. Berkley Corp.	789,215	37,724,477
XL Group PLC	1,291,095	42,825,621
Real Estate Investment Trusts 6.8%
American Assets Trust, Inc.	939,587	30,978,183
Boston Properties, Inc.	1,026,430	118,819,537
Equity Residential	2,005,575	123,503,309
Essex Property Trust, Inc.	307,833	55,025,149
Kimco Realty Corp.	2,735,590	59,936,777

SEE NOTES TO FINANCIAL STATEMENTS13

	Shares	Value
Financials (continued)
Real Estate Investment Trusts (continued)
Regency Centers Corp.	1,375,404	$74,037,997
SL Green Realty Corp.	807,660	81,832,111
The Macerich Company	1,159,460	74,008,332
Health Care 9.1%		822,120,198
Health Care Equipment & Supplies 2.7%
Boston Scientific Corp. (I)	3,230,955	38,157,579
CareFusion Corp. (I)	2,643,435	119,615,434
Teleflex, Inc.	270,795	28,444,307
Zimmer Holdings, Inc.	542,750	54,573,513
Health Care Providers & Services 5.5%
AmerisourceBergen Corp.	754,290	58,306,617
Cardinal Health, Inc.	929,500	69,638,140
DaVita HealthCare Partners, Inc. (I)	517,490	37,849,219
Laboratory Corp. of America Holdings (I)	901,905	91,768,834
McKesson Corp.	484,095	94,238,774
Omnicare, Inc.	2,305,145	143,518,328
Life Sciences Tools & Services 0.9%
Bruker Corp. (I)	1,424,310	26,371,100
ICON PLC (I)	1,042,082	59,638,353
Industrials 13.2%		1,189,531,564
Aerospace & Defense 1.2%
Curtiss-Wright Corp.	531,742	35,052,433
Huntington Ingalls Industries, Inc.	683,982	71,277,764
Building Products 0.9%
Masco Corp.	3,248,160	77,695,987
Construction & Engineering 0.6%
Fluor Corp.	854,830	57,094,096
Electrical Equipment 0.3%
Hubbell, Inc., Class B	193,427	23,313,756
Industrial Conglomerates 0.4%
Carlisle Companies, Inc.	505,920	40,665,850
Machinery 4.3%
Dover Corp.	1,310,829	105,298,894
Flowserve Corp.	1,527,115	107,692,150
Parker Hannifin Corp.	1,048,285	119,661,733
Stanley Black & Decker, Inc.	345,070	30,638,765
Timken Company	674,115	28,575,735
Professional Services 4.8%
Equifax, Inc.	1,115,840	83,397,882
FTI Consulting, Inc. (I)	517,078	18,077,047

14SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Industrials (continued)
Professional Services (continued)
ManpowerGroup, Inc.	1,467,700	$102,885,770
Robert Half International, Inc.	3,072,586	150,556,714
Towers Watson & Company, Class A	789,476	78,552,862
Trading Companies & Distributors 0.7%
WESCO International, Inc. (I)	755,100	59,094,126
Information Technology 14.9%		1,347,324,857
Communications Equipment 1.5%
Brocade Communications Systems, Inc.	4,350,285	47,287,598
Harris Corp.	528,150	35,069,160
Motorola Solutions, Inc.	874,545	55,341,208
Electronic Equipment, Instruments & Components 4.0%
Arrow Electronics, Inc. (I)	1,946,722	107,751,063
Avnet, Inc.	2,080,394	86,336,351
Flextronics International, Ltd. (I)	3,588,778	37,036,189
Jabil Circuit, Inc.	2,192,620	44,225,145
Knowles Corp. (I)	655,419	17,368,604
TE Connectivity, Ltd.	1,156,504	63,943,106
Internet Software & Services 0.7%
InterActiveCorp	397,474	26,193,537
NetEase.com, Inc., ADR (L)	410,830	35,191,698
IT Services 3.3%
Alliance Data Systems Corp. (I)	219,730	54,552,367
Amdocs, Ltd.	2,309,495	105,959,631
Fidelity National Information Services, Inc.	1,231,740	69,346,962
Global Payments, Inc.	431,315	30,140,292
Total System Services, Inc.	1,339,215	41,462,096
Semiconductors & Semiconductor Equipment 1.9%
Analog Devices, Inc.	639,495	31,648,608
Avago Technologies, Ltd.	677,780	58,966,860
Microsemi Corp. (I)	72,330	1,837,905
ON Semiconductor Corp. (I)	8,520,139	76,170,043
Software 0.7%
Activision Blizzard, Inc.	3,225,455	67,057,209
Technology Hardware, Storage & Peripherals 2.8%
Seagate Technology PLC	1,485,060	85,049,386
Western Digital Corp.	1,740,545	169,389,839
Materials 7.3%		660,803,493
Chemicals 1.9%
HB Fuller Company	851,852	33,818,524
Huntsman Corp.	1,441,485	37,464,195

SEE NOTES TO FINANCIAL STATEMENTS15

			Shares	Value
Materials (continued)
Chemicals (continued)
	Minerals Technologies, Inc.		625,652	$38,608,985
	Valspar Corp.		801,405	63,302,981
Containers & Packaging 4.5%
	Avery Dennison Corp.		747,305	33,367,168
	Crown Holdings, Inc. (I)		2,679,685	119,299,576
	Graphic Packaging Holding Company (I)		11,732,786	145,838,530
	Owens-Illinois, Inc. (I)		2,632,450	68,575,323
	Packaging Corp. of America		571,855	36,495,786
Paper & Forest Products 0.9%
	International Paper Company		1,760,210	84,032,425
Utilities 5.3%				477,374,764
Electric Utilities 3.1%
	American Electric Power Company, Inc.		1,709,455	89,250,646
	Edison International		1,508,970	84,381,602
	FirstEnergy Corp.		730,775	24,532,117
	Great Plains Energy, Inc.		1,929,234	46,629,586
	Westar Energy, Inc. (L)		1,119,450	38,195,634
Independent Power and Renewable Electricity Producers 0.8%
	AES Corp.		4,817,369	68,310,292
Multi-Utilities 1.4%
	Alliant Energy Corp.		1,048,694	58,108,135
	Ameren Corp.		957,010	36,682,193
	PG&E Corp.		694,595	31,284,559
	Yield (%)		Shares	Value
Securities Lending Collateral 0.3%				$25,597,078
(Cost $25,595,532)
John Hancock Collateral Investment Trust (W)	0.1178(Y	)	2,557,892	25,597,078
Short-Term Investments 1.9%				$171,403,759
(Cost $171,403,759)
Money Market Funds 1.9%				171,403,759
State Street Institutional US Government Money Market Fund	0.0000(Y	)	171,403,759	171,403,759
Total investments (Cost $7,429,027,634)† 100.2%				$9,050,586,211
Other assets and liabilities, net (0.2%)				($16,832,243)
Total net assets 100.0%				$9,033,753,968

16SEE NOTES TO FINANCIAL STATEMENTS

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
ADR	American Depositary Receipts
(I)	Non-income producing security.
(L)	A portion of this security is on loan as of 9-30-14.
(W)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This investment represents collateral received for securities lending.
(Y)	The rate shown is the annualized seven-day yield as of 9-30-14.
†	At 9-30-14, the aggregate cost of investment securities for federal income tax purposes was $7,448,123,147. Net unrealized appreciation aggregated $1,602,463,064, of which $1,637,255,279 related to appreciated investment securities and $34,792,215 related to depreciated investment securities.

SEE NOTES TO FINANCIAL STATEMENTS17

Financial statements

STATEMENT OF ASSETS AND LIABILITIES 9-30-14 (unaudited)

Assets
Investments in unaffiliated issuers, at value (Cost $7,403,432,102) including $25,165,838 of securities loaned	$9,024,989,133
Investments in affiliated issuers, at value (Cost $25,595,532)	25,597,078
Total investments, at value (Cost $7,429,027,634)	9,050,586,211
Receivable for investments sold	50,914,456
Receivable for fund shares sold	19,742,177
Dividends and interest receivable	9,720,433
Receivable for securities lending income	4,719
Receivable due from advisor	57
Other receivables and prepaid expenses	277,831
Total assets	9,131,245,884
Liabilities
Payable for investments purchased	60,364,245
Payable for fund shares repurchased	8,946,364
Payable upon return of securities loaned	25,597,025
Payable to affiliates
Accounting and legal services fees	384,819
Transfer agent fees	1,721,401
Distribution and service fees	54,952
Trustees' fees	6,823
Other liabilities and accrued expenses	416,287
Total liabilities	97,491,916
Net assets	$9,033,753,968
Net assets consist of
Paid-in capital	$7,194,487,627
Undistributed net investment income	22,953,837
Accumulated net realized gain (loss) on investments	194,753,927
Net unrealized appreciation (depreciation) on investments	1,621,558,577
Net assets	$9,033,753,968

18SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES (continued)

Net asset value per share
Based on net asset values and shares outstanding-the fund has an unlimited number of shares authorized with no par value
Class A ($1,906,221,193 ÷ 103,667,076 shares)[1]	$18.39
Class C ($327,177,396 ÷ 17,571,804 shares)[1]	$18.62
Class I ($5,903,618,312 ÷ 310,676,028 shares)	$19.00
Class R2 ($224,580,293 ÷ 11,866,251 shares)	$18.93
Class R4 ($86,964,122 ÷ 4,580,733 shares)	$18.98
Class R6 ($584,345,626 ÷ 30,741,071 shares)	$19.01
Class ADV ($847,026 ÷ 46,159 shares)	$18.35
Maximum offering price per share
Class A (net asset value per share ÷ 95%)[2]	$19.36

1	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
2	On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

SEE NOTES TO FINANCIAL STATEMENTS19

STATEMENT OF OPERATIONS  For the six months ended 9-30-14 (unaudited)

Investment income
Dividends	$62,084,763
Securities lending	238,659
Total investment income	62,323,422
Expenses
Investment management fees	31,648,167
Distribution and service fees	5,487,006
Accounting and legal services fees	663,402
Transfer agent fees	4,935,841
Trustees' fees	50,339
State registration fees	194,747
Printing and postage	217,764
Professional fees	84,052
Custodian fees	448,209
Registration and filing fees	51,911
Other	46,725
Total expenses	43,828,163
Less expense reductions	(351,954)
Net expenses	43,476,209
Net investment income	18,847,213
Realized and unrealized gain (loss)
Net realized gain (loss) on
Investments in unaffiliated issuers	150,806,601
Investments in affiliated issuers	(1,308)
150,805,293
Change in net unrealized appreciation (depreciation) of
Investments in unaffiliated issuers	(92,581,884)
Investments in affiliated issuers	(3,317)
(92,585,201)
Net realized and unrealized gain	58,220,092
Increase in net assets from operations	$77,067,305

20SEE NOTES TO FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS

	Six months ended 9-30-14	Year ended
	(unaudited)	3-31-14
Increase (decrease) in net assets
From operations
Net investment income	$18,847,213	$23,438,954
Net realized gain	150,805,293	133,782,192
Change in net unrealized appreciation (depreciation)	(92,585,201)	1,183,040,804
Increase in net assets resulting from operations	77,067,305	1,340,261,950
Distributions to shareholders
From net investment income
Class A	—	(6,093,145)
Class I	—	(14,534,231)
Class R2	—	(209,855)
Class R4	—	(24,622)
Class R6	—	(1,302,378)
Class ADV	—	(1,510)
From net realized gain
Class A	—	(45,165,032)
Class C	—	(4,668,972)
Class I	—	(57,231,207)
Class R2	—	(1,998,367)
Class R4	—	(163,136)
Class R6	—	(4,161,455)
Class ADV	—	(14,505)
Total distributions	—	(135,568,415)
From fund share transactions	680,086,101	3,934,879,351
Total increase	757,153,406	5,139,572,886
Net assets
Beginning of period	8,276,600,562	3,137,027,676
End of period	$9,033,753,968	$8,276,600,562
Undistributed net investment income	$22,953,837	$4,106,624

SEE NOTES TO FINANCIAL STATEMENTS21

Financial highlights

The Financial highlights show how the fund's net asset value for a share has changed during the period.

Class A Shares Period ended	9-30-14	[1]	3-31-14	3-31-13	3-31-12	3-31-11	[2]	8-31-10	[3]	8-31-09	[4]
Per share operating performance
Net asset value, beginning of period	$18.23		$14.51	$12.41	$11.98	$8.66		$8.10		$9.08
Net investment income5	0.02		0.05	0.05	0.04	0.01		0.01	[6]	0.07
Net realized and unrealized gain (loss) on investments	0.14		4.03	2.09	0.42	3.32		0.60		(0.98	) [7]
Total from investment operations	0.16		4.08	2.14	0.46	3.33		0.61		(0.91)
Less distributions
From net investment income	—		(0.04)	(0.04)	—	(0.01)		(0.05)		(0.07)
From net realized gain	—		(0.32)	—	(0.03)	—		—		—	[8]
Total distributions	—		(0.36)	(0.04)	(0.03)	(0.01)		(0.05)		(0.07)
Net asset value, end of period	$18.39		$18.23	$14.51	$12.41	$11.98		$8.66		$8.10
Total return (%)[9,10]	0.88	[11]	28.30	17.31	3.92	38.47	[11]	7.54		(9.79	) [7]
Ratios and supplemental data
Net assets, end of period (in millions)	$1,906		$3,086	$1,169	$517	$171		$75		$14
Ratios (as a percentage of average net assets):
Expenses before reductions	1.14	[12]	1.18	1.27	1.33	1.35	[12]	1.56		1.93
Expenses including reductions	1.13	[12]	1.17	1.27	1.29	1.25	[12]	1.25		1.25
Net investment income	0.22	[12]	0.32	0.38	0.32	0.10	[12]	0.09		1.09
Portfolio turnover (%)	16		39	55	41	27		38		58

1	Six months ended 9-30-14. Unaudited.
2	For the seven month fiscal period ended 3-31-11. The fund changed its fiscal year end from August 31 to March 31.
3	After the close of business on 7-9-10, holders of Investor Class Shares of the former Robeco Boston Partners Mid Cap Value Fund (the predecessor fund) became owners of an equal number of full and fractional Class A shares of the John Hancock Disciplined Mid Cap Fund. These shares were first offered on 7-12-10. Additionally, the accounting and performance history of the Investor Class Shares of the predecessor fund was redesignated as that of John Hancock Disciplined Value Mid Cap Fund Class A.
4	Audited by previous independent registered public accounting firm.
5	Based on average daily shares outstanding.
6	The amount shown for a share outstanding may differ with the distributions from net investment income for the period due to the timing of distributions in relations to fluctuations of shares outstanding during the period.
7	In 2009, the investment advisor fully reimbursed the fund for a loss on a transaction not meeting the fund's investment guidelines, which otherwise would have reduced total return by 0.11% and net realized and unrealized gain(loss) on investment by $0.01 per share.
8	Less than $0.005 per share.
9	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
10	Does not reflect the effect of sales charges, if any.
11	Not annualized.
12	Annualized.

22SEE NOTES TO FINANCIAL STATEMENTS

Class C Shares Period ended	9-30-14	[1]	3-31-14	3-31-13	3-31-12	[2]
Per share operating performance
Net asset value, beginning of period	$18.53		$14.82	$12.74	$10.63
Net investment loss3	(0.05)		(0.07)	(0.05)	(0.02)
Net realized and unrealized gain on investments	0.14		4.10	2.13	2.16
Total from investment operations	0.09		4.03	2.08	2.14
Less distributions
From net realized gain	—		(0.32)	—	(0.03)
Net asset value, end of period	$18.62		$18.53	$14.82	$12.74
Total return (%)[4,5]	0.49	[6]	27.32	16.33	20.22	[6]
Ratios and supplemental data
Net assets, end of period (in millions)	$327		$329	$90	$20
Ratios (as a percentage of average net assets):
Expenses before reductions	1.89	[7]	1.94	2.08	2.10	[7]
Expenses including reductions	1.88	[7]	1.93	2.08	2.10	[7]
Net investment loss	(0.48	) [7]	(0.43)	(0.39)	(0.26	) [7]
Portfolio turnover (%)	16		39	55	41	[8]

1	Six months ended 9-30-14. Unaudited.
2	The inception date for Class C shares is 8-15-11.
3	Based on average daily shares outstanding.
4	Does not reflect the effect of sales charges, if any.
5	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
6	Not annualized.
7	Annualized.
8	The portfolio turnover is shown for the period from 4-1-11 to 3-31-12.

SEE NOTES TO FINANCIAL STATEMENTS23

Class I Shares Period ended	9-30-14	[1]	3-31-14	3-31-13	3-31-12	3-31-11	[2]	8-31-10	[3]	8-31-09	[4]
Per share operating performance
Net asset value, beginning of period	$18.81		$14.95	$12.79	$12.33	$8.92		$8.34		$9.35
Net investment income5	0.06		0.10	0.09	0.07	0.03		0.04	[6]	0.09
Net realized and unrealized gain (loss) on investments	0.13		4.16	2.15	0.45	3.41		0.61		(1.01	) [7]
Total from investment operations	0.19		4.26	2.24	0.52	3.44		0.65		(0.92)
Less distributions
From net investment income	—		(0.08)	(0.08)	(0.03)	(0.03)		(0.07)		(0.09)
From net realized gain	—		(0.32)	—	(0.03)	—		—		—	[8]
Total distributions	—		(0.40)	(0.08)	(0.06)	(0.03)		(0.07)		(0.09)
Net asset value, end of period	$19.00		$18.81	$14.95	$12.79	$12.33		$8.92		$8.34
Total return (%)[9]	1.01	[10]	28.67	17.64	4.28	38.64	[10]	7.76		(9.50	) [7]
Ratios and supplemental data
Net assets, end of period (in millions)	$5,904		$4,168	$1,762	$948	$254		$87		$33
Ratios (as a percentage of average net assets):
Expenses before reductions	0.87	[11]	0.89	0.93	0.98	0.99	[11]	1.28		1.69
Expenses including reductions	0.86	[11]	0.89	0.93	0.98	0.99	[11]	1.00		1.00
Net investment income	0.57	[11]	0.59	0.71	0.63	0.37	[11]	0.41		1.33
Portfolio turnover (%)	16		39	55	41	27		38		58

1	Six months ended 9-30-14. Unaudited.
2	For the seven month fiscal period ended 3-31-11. The fund changed its fiscal year end from August 31 to March 31.
3	After the close of business on 7-9-10, holders of Investor Class Shares of the former Robeco Boston Partners Mid Cap Value Fund (the predecessor fund) became owners of an equal number of full and fractional Class A shares of the John Hancock Disciplined Mid Cap Fund. These shares were first offered on 7-12-10. Additionally, the accounting and performance history of the Investor Class Shares of the predecessor fund was redesignated as that of John Hancock Disciplined Value Mid Cap Fund Class A.
4	Audited by previous independent registered public accounting firm.
5	Based on average daily shares outstanding.
6	The amount shown for a share outstanding may differ with the distributions from net investment income for the period due to the timing of distributions in relations to fluctuations of shares outstanding during the period.
7	In 2009, the investment advisor fully reimbursed the fund for a loss on a transaction not meeting the fund's investment guidelines, which otherwise would have reduced total return by 0.11% and net realized and unrealized gain(loss) on investment by $0.01 per share.
8	Less than $0.005 per share.
9	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
10	Not annualized.
11	Annualized.

24SEE NOTES TO FINANCIAL STATEMENTS

Class R2 Shares Period ended	9-30-14	[1]	3-31-14	3-31-13	3-31-12	[2]
Per share operating performance
Net asset value, beginning of period	$18.77		$14.94	$12.78	$12.43
Net investment income3	0.01		0.04	0.05	0.01
Net realized and unrealized gain on investments	0.15		4.14	2.14	0.34
Total from investment operations	0.16		4.18	2.19	0.35
Less distributions
From net investment income	—		(0.03)	(0.03)	—
From net realized gain	—		(0.32)	—	—
Total distributions	—		(0.35)	(0.03)	—
Net asset value, end of period	$18.93		$18.77	$14.94	$12.78
Total return (%)[4]	0.85	[5]	28.15	17.15	2.82	[5]
Ratios and supplemental data
Net assets, end of period (in millions)	$225		$205	$15	—	[6]
Ratios (as a percentage of average net assets):
Expenses before reductions	1.28	[7]	1.28	2.15	16.13	[7]
Expenses including reductions	1.28	[7]	1.27	1.40	1.45	[7]
Net investment income	0.13	[7]	0.25	0.33	1.00	[7]
Portfolio turnover (%)	16		39	55	41	[8]

1	Six months ended 9-30-14. Unaudited.
2	The inception date for Class R2 shares is 3-1-12.
3	Based on average daily shares outstanding.
4	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
5	Not annualized.
6	Less than $500,000.
7	Annualized.
8	The portfolio turnover is shown for the period from 4-1-11 to 3-31-12.

SEE NOTES TO FINANCIAL STATEMENTS25

Class R4 Shares Period ended	9-30-14	[1]	3-31-14	[2]
Per share operating performance
Net asset value, beginning of period	$18.81		$15.63
Net investment income3	0.04		0.06
Net realized and unrealized gain on investments	0.13		3.49
Total from investment operations	0.17		3.55
Less distributions
From net investment income	—		(0.05)
From net realized gain	—		(0.32)
Total distributions	—		(0.37)
Net asset value, end of period	$18.98		$18.81
Total return (%)[4]	0.90	[5]	22.85	[5]
Ratios and supplemental data
Net assets, end of period (in millions)	$87		$44
Ratios (as a percentage of average net assets):
Expenses before reductions	1.15	[6]	1.30	[6]
Expenses including reductions	1.04	[6]	1.14	[6]
Net investment income	0.43	[6]	0.44	[6]
Portfolio turnover (%)	16		39	[7]

1	Six months ended 9-30-14. Unaudited.
2	The inception date for Class R4 shares is 7-2-13.
3	Based on average daily shares outstanding.
4	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
5	Not annualized.
6	Annualized.
7	The portfolio turnover is shown for the period from 4-1-13 to 3-31-14.

26SEE NOTES TO FINANCIAL STATEMENTS

Class R6 Shares Period ended	9-30-14	[1]	3-31-14	3-31-13	3-31-12	[2]
Per share operating performance
Net asset value, beginning of period	$18.81		$14.95	$12.79	$10.95
Net investment income3	0.06		0.12	0.11	0.08
Net realized and unrealized gain on investments	0.14		4.16	2.14	1.82
Total from investment operations	0.20		4.28	2.25	1.90
Less distributions
From net investment income	—		(0.10)	(0.09)	(0.03)
From net realized gain	—		(0.32)	—	(0.03)
Total distributions	—		(0.42)	(0.09)	(0.06)
Net asset value, end of period	$19.01		$18.81	$14.95	$12.79
Total return (%)[4]	1.06	[5]	28.81	17.68	17.45	[5]
Ratios and supplemental data
Net assets, end of period (in millions)	$584		$444	$100	$2
Ratios (as a percentage of average net assets):
Expenses before reductions	0.78	[6]	0.81	0.89	4.22	[6]
Expenses including reductions	0.77	[6]	0.80	0.89	0.99	[6]
Net investment income	0.65	[6]	0.71	0.84	1.25	[6]
Portfolio turnover (%)	16		39	55	41	[7]

1	Six months ended 9-30-14. Unaudited.
2	The inception date for Class R6 shares is 9-1-11.
3	Based on average daily shares outstanding.
4	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
5	Not annualized.
6	Annualized.
7	The portfolio turnover is shown for the period from 4-1-11 to 3-31-12.

SEE NOTES TO FINANCIAL STATEMENTS27

Class ADV Shares Period ended	9-30-14	[1]	3-31-14	3-31-13	3-31-12	3-31-11	[2]	8-31-10	[3]
Per share operating performance
Net asset value, beginning of period	$18.20		$14.49	$12.40	$11.97	$8.65		$8.86
Net investment income4	0.01		0.03	0.04	0.04	0.01		—	[5]
Net realized and unrealized gain (loss) on investments	0.14		4.03	2.10	0.43	3.32		(0.21)
Total from investment operations	0.15		4.06	2.14	0.47	3.33		(0.21)
Less distributions
From net investment income	—		(0.03)	(0.05)	(0.01)	(0.01)		—
From net realized gain	—		(0.32)	—	(0.03)	—		—
Total distributions	—		(0.35)	(0.05)	(0.04)	(0.01)		—
Net asset value, end of period	$18.35		$18.20	$14.49	$12.40	$11.97		$8.65
Total return (%)[6]	0.82	[7]	28.19	17.33	3.94	38.50	[7]	(2.37	) [7]
Ratios and supplemental data
Net assets, end of period (in millions)	$1		$1	$1	$1	—	[8]	—	[8]
Ratios (as a percentage of average net assets):
Expenses before reductions	2.73	[9]	3.46	3.74	4.18	5.78	[9]	1.42	[9]
Expenses including reductions	1.25	[9]	1.25	1.25	1.25	1.25	[9]	1.25	[9]
Net investment income (loss)	0.15	[9]	0.19	0.35	0.37	0.15	[9]	(0.37	) [9]
Portfolio turnover (%)	16		39	55	41	27		38	[10]

1	Six months ended 9-30-14. Unaudited.
2	For the seven month fiscal period ended 3-31-11. The fund changed its fiscal year end from August 31 to March 31.
3	The inception date for Class ADV shares is 7-12-10.
4	Based on average daily shares outstanding.
5	Less than $0.005 per share.
6	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
7	Not annualized.
8	Less than $500,000.
9	Annualized.
10	The portfolio turnover is shown for the period from 9-1-09 to 8-31-10.

28SEE NOTES TO FINANCIAL STATEMENTS

Notes to financial statements (unaudited)

Note 1 — Organization

John Hancock Disciplined Value Mid Cap Fund (the fund) is a series of John Hancock Funds III (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund is to seek long-term growth of capital with current income as a secondary objective.

The fund may offer multiple classes of shares. The shares currently offered are detailed in the Statement of assets and liabilities. Class A and Class C shares are offered to all investors. Class I shares are offered to institutions and certain investors. Class B shares are closed to new investors. Class R2 and Class R4 shares are available only to certain retirement plans. Class R6 shares are available only to certain retirement plans, institutions and other investors. Class ADV shares are available only to investors who acquired Class A shares as a result of the reorganization of the Robeco Boston Partners Mid Cap Value Fund (the predecessor fund) into the fund. Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, and transfer agent fees, state registration fees and printing and postage for each class may differ.

Effective January 31, 2014, the fund was closed to new investors.

Note 2 — Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund intends to qualify as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.

Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:

Security valuation Investments are stated at value as of the close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 p.m., Eastern Time. In order to value the securities, the fund uses the following valuation techniques: Equity securities held by the fund are valued at the last sale price or official closing price on the exchange where the security was acquired or most likely will be sold. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Investments by the fund in open-end mutual funds, including John Hancock Collateral Investment Trust (JHCIT), are valued at their respective net asset values each business day. Securities that trade only in the over-the-counter (OTC) market are valued using bid prices. Certain short-term securities with maturities of 60 days or less at the time of purchase are valued at amortized cost. Other fund securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund's Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed.

The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund's own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy.

As of September 30, 2014, all investments are categorized as Level 1 under the hierarchy described above.

29

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Dividend income is recorded on the ex-date, except for dividends of foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Foreign taxes are provided for based on the fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.

Real estate investment trusts. The fund may invest in real estate investment trusts (REITs). Distributions from REITs may be recorded as income and subsequently characterized by the REIT at the end of the fiscal year as a reduction of cost of investments and/or as a realized gain. As a result, the fund will estimate the components of distributions from these securities. Such estimates are revised when the actual components of the distributions are known.

Securities lending. The fund may lend its securities to earn additional income. The fund receives cash collateral from the borrower in an amount not less than the market value of the loaned securities. The fund will invest its collateral in JHCIT, an affiliate of the fund, which has a floating net asset value and is registered with the Securities and Exchange Commission as an investment company. JHCIT invests cash received as collateral as part of the securities lending program in short-term money market investments. The fund will receive the benefit of any gains and bear any losses generated by JHCIT with respect to the cash collateral.

If a borrower fails to return loaned securities when due, then the lending agent is responsible and indemnifies the fund for the lent securities. The lending agent uses the collateral received from the borrower to purchase replacement securities of the same issue, type, class and series of the loaned securities. If the value of the collateral is less than the purchase cost of replacement securities, the lending agent is responsible for satisfying the shortfall but only to the extent that the shortfall is not due to any decrease in the value of JHCIT.

Although the risk of the loss of the securities lent is mitigated by receiving collateral from the borrower and through lending agent indemnification, the fund could experience a delay in recovering securities or could experience a lower than expected return if the borrower fails to return the securities on a timely basis. The fund may receive compensation for lending its securities by retaining a portion of the return on the investment of the collateral and compensation from fees earned from borrowers of the securities. Net income received from JHCIT is a component of securities lending income as recorded on the Statement of operations.

Obligations to repay collateral received by the fund is shown on the Statement of assets and liabilities as Payable upon return of securities loaned.

Line of credit. The fund may borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the fund's custodian agreement, the custodian may loan money to the fund to make properly authorized payments. The fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the maximum extent permitted by law, to the extent of any overdraft.

In addition, the fund and other affiliated funds have entered into an agreement with Citibank N.A. that enables them to participate in a $300 million unsecured committed line of credit. A commitment fee, payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating fund on a pro rata basis and is reflected in other expenses on the Statement(s) of operations. Commitment fees for the six months ended September 30, 2014 were $1,398. For the six months ended September 30, 2014, the fund had no borrowings under the line of credit.

Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund's relative net

30

assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, transfer agent fees, state registration fees and printing and postage, for all classes, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rates applicable to each class.

Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

As of March 31, 2014, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund's federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares and pays dividends and capital gain distributions, if any, annually.

Distributions paid by the fund with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class.

Such distributions, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to wash sale loss deferrals.

Note 3 — Guarantees and indemnifications

Under the Trust's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.

Note 4 — Fees and transactions with affiliates

John Hancock Advisers, LLC (the Advisor or JHA) serves as investment advisor for the fund. John Hancock Funds, LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the fund. The Advisor and the Distributor are indirect, wholly owned subsidiaries of Manulife Financial Corporation (MFC).

Management fee. The fund has an investment management agreement with the Advisor under which the fund pays a daily management fee to the Advisor equivalent, on an annual basis, to the sum of: (a) 0.800% of the first $500 million of the fund's average daily net assets; (b) 0.775% of the next $500 million of the fund's average daily net assets; (c) 0.750% of the next $500 million of the fund's average daily net assets; (d) 0.725% of the next $1 billion of the fund's average daily net assets; and (e) 0.700% of the fund's average daily net assets in excess of $2.5 billion. The Advisor has a subadvisory agreement with Robeco Investment Management, Inc. The fund is not responsible for payment of the subadvisory fees.

The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock complex, including the fund (the participating portfolios). The waiver equals, on an annualized basis, 0.01% of that portion of the aggregate net assets of all the participating portfolios that exceeds $75 billion but is less than or equal to $125 billion; 0.0125% of that portion of the aggregate net assets of all the participating portfolios that exceeds $125 billion but is less than or equal to $150 billion; and 0.015% of that portion of the aggregate net assets of all the

31

participating portfolios that exceeds $150 billion. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. This arrangement may be amended or terminated at any time by the Advisor upon notice to the fund and with the approval of the Board of Trustees.

The Advisor has contractually agreed to reimburse or limit certain expenses for certain share classes of the fund. This agreement excludes certain expenses such as taxes, brokerage commissions, interest expense, acquired fund fees and expenses paid indirectly, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund's business and short dividend expense. These reimbursements and limits are such that these expenses will not exceed 1.15% and 1.25% for Class R4 and Class ADV shares, respectively. The fee waivers and/or expense reimbursements will continue in effect until June 30, 2015 unless renewed by mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at the time. Prior to July 1, 2014, the fee waivers and/or reimbursements were such that these expenses would not exceed 1.40% for Class R2 shares.

The Advisor has contractually agreed to waive and/or reimburse all class-specific expenses for Class R6 shares of the fund, including transfer agent fees and service fees, blue sky fees, and printing and postage, as applicable, to the extent they exceed 0.00% of average annual net assets (on an annualized basis) attributable to Class R6 shares (the Class Expense Waiver). The Class Expense Waiver expires on June 30, 2015, unless renewed by mutual agreement of the Advisor and the fund based upon a determination that this is appropriate under the circumstances at the time.

For the six months ended September 30, 2014, these expense reductions amounted to the following:

Class	Expense reduction	Class	Expense reduction
Class A	$85,872	Class R4	$2,596
Class C	11,603	Class R6	18,819
Class I	182,352	Class ADV	6,325
Class R2	7,846	Total	$315,413

The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the six months ended September 30, 2014 were equivalent to a net annual effective rate of 0.71% of the fund's average daily net assets.

Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred for the six months ended September 30, 2014 amounted to an annual rate of 0.01% of the fund's average daily net assets.

Distribution and service plans. The fund has a distribution agreement with the Distributor. The fund has adopted distribution and service plans with respect to Class A, Class C, Class R2, Class R4 and Class ADV pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the fund. In addition, under a service plan for Class R2 and Class R4, the fund pays for certain other services. The fund may pay up to the following contractual rates of distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the fund's shares.

Class	Rule 12b-1 fee	Service fee	Class	Rule 12b-1 fee	Service fee
Class A	0.30%	—	Class R4	0.25%	0.10%
Class C	1.00%	—	Class ADV	0.25%	—
Class R2	0.25%	0.25%

Currently, only 0.25% is charged to Class A shares for Rule 12b-1 fees. The fund's Distributor has contractually agreed to waive 0.10% of 12b-1 fees for Class R4 shares to limit the 12b-1 fees on Class R4 to 0.15% of the average daily net assets of Class R4 shares, until at least June 30, 2015, unless renewed by mutual agreement of the fund and the Distributor based

32

upon a determination that this is appropriate under the circumstances at the time. Reimbursements related to this contractual waiver amounted to $36,541 for Class R4 shares for the six months ended September 30, 2014.

Sales charges. Class A shares are assessed up-front sales charges, which resulted in payments to the Distributor amounting to $664,804 for the six months ended September 30, 2014. Of this amount, $92,840 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $568,783 was paid as sales commissions to broker-dealers and $3,181 was paid as sales commissions to sales personnel of Signator Investors, Inc., a broker-dealer affiliate of the Advisor.

Class A and Class C shares may be subject to contingent deferred sales charges (CDSCs). Certain Class A shares that are acquired through purchases of $1 million or more and are redeemed within one year of purchase are subject to a 1.00% sales charge. Class C shares that are redeemed within one year of purchase are subject to a 1.00% CDSC. CDSCs are applied to the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSCs are used to compensate the Distributor for providing distribution-related services in connection with the sale of these shares. During the six months ended September 30, 2014, CDSCs received by the Distributor amounted to $1,088 and $26,521 for Class A and Class C shares, respectively.

Transfer agent fees. The fund has a transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Advisor. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. The Signature Services Cost includes a component of allocated John Hancock corporate overhead for providing transfer agent services to the fund and to all other John Hancock affiliated funds. It also includes out-of-pocket expenses, including payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to five categories of share classes: Retail Share and Institutional Classes of Non-Municipal Bond Funds, Class R6 Shares, Retirement Share Classes and Municipal Bond Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.

Class level expenses. Class level expenses for the six months ended September 30, 2014 were:

Class	Distribution and service fees	Transfer agent fees	State registration fees	Printing and postage
Class A	$3,124,722	$1,600,660	$86,762	$102,738
Class C	1,664,103	213,203	18,534	9,988
Class I	—	3,044,228	43,742	93,392
Class R2	570,774	20,776	8,293	4,117
Class R4	126,336	6,809	9,338	1,553
Class R6	—	49,616	21,263	5,922
Class ADV	1,071	549	6,815	54
Total	$5,487,006	$4,935,841	$194,747	$217,764

Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to each fund based on its net assets relative to other funds within the John Hancock group of funds complex.

Note 5 — Fund share transactions

Transactions in fund shares for the six months ended September 30, 2014 and for the year ended March 31, 2014 were as follows:

33

		Six months ended 9-30-14		Year ended 3-31-14
	Shares	Amount	Shares	Amount
Class A shares
Sold	16,340,381	$300,363,246	112,071,109	$1,839,347,952
Distributions reinvested	—	—	2,821,616	48,051,850
Repurchased	(81,959,442)	(1,517,622,419)	(26,206,076)	(433,557,584)
Net increase (decrease)	(65,619,061)	($1,217,259,173)	88,686,649	$1,453,842,218
Class C shares
Sold	844,031	$15,807,205	12,392,250	$206,888,537
Distributions reinvested	—	—	207,929	3,607,565
Repurchased	(1,016,885)	(19,051,136)	(909,781)	(15,444,379)
Net increase (decrease)	(172,854)	($3,243,931)	11,690,398	$195,051,723
Class I shares
Sold	116,682,210	$2,232,860,854	141,646,631	$2,421,566,726
Distributions reinvested	—	—	3,115,082	54,700,838
Repurchased	(27,569,327)	(527,530,493)	(41,066,594)	(701,790,233)
Net increase	89,112,883	$1,705,330,361	103,695,119	$1,774,477,331
Class R2 shares
Sold	2,822,710	$53,658,023	11,612,161	$199,320,000
Distributions reinvested	—	—	90,769	1,593,002
Repurchased	(1,898,178)	(36,438,438)	(1,786,411)	(31,002,655)
Net increase	924,532	$17,219,585	9,916,519	$169,910,347
Class R4 shares[1]
Sold	2,589,975	$48,989,347	2,386,534	$43,658,507
Distributions reinvested	—	—	10,553	185,418
Repurchased	(332,936)	(6,391,306)	(73,393)	(1,340,621)
Net increase	2,257,039	$42,598,041	2,323,694	$42,503,304
Class R6 Shares
Sold	9,341,537	$177,613,730	18,629,374	$327,775,557
Distributions reinvested	—	—	311,330	5,463,834
Repurchased	(2,210,590)	(42,169,414)	(1,990,057)	(34,122,943)
Net increase	7,130,947	$135,444,316	16,950,647	$299,116,448
Class ADV shares
Sold	—	—	1,353	$21,000
Distributions reinvested	—	—	941	16,015
Repurchased	(171)	($3,098)	(3,754)	(59,035)
Net decrease	(171)	($3,098)	(1,460)	($22,020)
Total net increase	33,633,315	$680,086,101	233,261,566	$3,934,879,351

1 The inception date for Class R4 shares is 7-2-13.

Note 6 — Purchase and sale of securities

Purchases and sales of securities, other than short-term investments, amounted to $2,153,160,756 and $1,361,732,032, respectively, for the six months ended September 30, 2014.

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Continuation of investment advisory and subadvisory agreements

Evaluation of Advisory and Subadvisory Agreements by the Board of Trustees

This section describes the evaluation by the Board of Trustees (the Board) of John Hancock Funds III (the Trust) of the Advisory Agreement (the Advisory Agreement) with John Hancock Advisers, LLC (the Advisor) and the Subadvisory Agreement (the Subadvisory Agreement) with Robeco Investment Management, Inc. (the Subadvisor), for John Hancock Disciplined Value Mid Cap Fund (the fund). The Advisory Agreement and Subadvisory Agreement are collectively referred to as the Agreements. Prior to the June 23-25, 2014 meeting at which the Agreements were approved, the Board also discussed and considered information regarding the proposed continuation of the Agreements at an in-person meeting held on May 27-29, 2014.

Approval of Advisory and Subadvisory Agreements

At in-person meetings held on June 23-25, 2014, the Board, including the Trustees who are not considered to be interested persons of the Trust under the Investment Company Act of 1940, as amended (the 1940 Act) (the Independent Trustees), reapproved for an annual period the continuation of the Advisory Agreement between the Trust and the Advisor and the Subadvisory Agreement between the Advisor and the Subadvisor with respect to the fund.

In considering the Advisory Agreement and the Subadvisory Agreement, the Board received in advance of the meetings a variety of materials relating to the fund, the Advisor and the Subadvisor, including comparative performance, fee and expense information for a peer group of similar funds prepared by an independent third-party provider of fund data, performance information for an applicable benchmark index; and, with respect to the Subadvisor, comparative performance information for comparably managed accounts, as applicable, and other information provided by the Advisor and the Subadvisor regarding the nature, extent and quality of services provided by the Advisor and the Subadvisor under their respective Agreements, as well as information regarding the Advisor's revenues and costs of providing services to the fund and any compensation paid to affiliates of the Advisor. At the meetings at which the renewal of the Advisory Agreement and Subadvisory Agreement are considered, particular focus is given to information concerning fund performance, comparability of fees and total expenses, and profitability. However, the Board notes that the evaluation process with respect to the Advisor and the Subadvisor is an ongoing one. In this regard, the Board also took into account discussions with management and information provided to the Board at prior meetings with respect to the services provided by the Advisor and the Subadvisor to the fund, including quarterly performance reports prepared by management containing reviews of investment results and prior presentations from the Subadvisor with respect to the fund. The Board also considered the nature, quality, and extent of non-advisory services, if any, to be provided to the fund by the Advisor's affiliates, including distribution services.

Throughout the process, the Board asked questions of and requested additional information from management. The Board is assisted by counsel for the Trust and the Independent Trustees are also separately assisted by independent legal counsel throughout the process. The Independent Trustees also received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements and discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

Approval of Advisory Agreement

In approving the Advisory Agreement with respect to the fund, the Board, including the Independent Trustees, considered a variety of factors, including those discussed below. The Board also considered other factors (including conditions and trends prevailing generally in the economy, the securities markets, and the industry) and does not treat any single factor as determinative, and each Trustee may attribute different weights to different factors. The Board's conclusions may be based in part on its consideration of the advisory and subadvisory arrangements in prior years and on the Board's ongoing regular review of fund performance and operations throughout the year.

35

Nature, extent, and quality of services. Among the information received by the Board from the Advisor relating to the nature, extent, and quality of services provided to the fund, the Board reviewed information provided by the Advisor relating to its operations and personnel, descriptions of its organizational and management structure, and information regarding the Advisor's compliance and regulatory history, including its Form ADV. The Board also noted that on a regular basis it receives and reviews information from the Trust's Chief Compliance Officer (CCO) regarding the fund's compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board also considered the Advisor's risk management processes. The Board considered that the Advisor is responsible for the management of the day-to-day operations of the fund, including, but not limited to, general supervision of and coordination of the services provided by the Subadvisor, and is also responsible for monitoring and reviewing the activities of the Subadvisor and other third-party service providers.

In considering the nature, extent, and quality of the services provided by the Advisor, the Trustees also took into account their knowledge of the Advisor's management and the quality of the performance of the Advisor's duties, through Board meetings, discussions and reports during the preceding year and through each Trustee's experience as a Trustee of the Trust and of the other trusts in the complex.

In the course of their deliberations regarding the Advisory Agreement, the Board considered, among other things:

(a)	the skills and competency with which the Advisor has in the past managed the Trust's affairs and its subadvisory relationship, the Advisor's oversight and monitoring of the Subadvisor's investment performance and compliance programs, such as the Subadvisor's compliance with fund policies and objectives, review of brokerage matters, including with respect to trade allocation and best execution and the Advisor's timeliness in responding to performance issues;
(b)	the background, qualifications and skills of the Advisor's personnel;
(c)	the Advisor's compliance policies and procedures and its responsiveness to regulatory changes and mutual fund industry developments;
(d)	the Advisor's administrative capabilities, including its ability to supervise the other service providers for the fund;
(e)	the financial condition of the Advisor and whether it has the financial wherewithal to provide a high level and quality of services to the fund; and
(f)	the Advisor's reputation and experience in serving as an investment advisor to the Trust and the benefit to shareholders of investing in funds that are part of a family of funds offering a variety of investments.

The Board concluded that the Advisor may reasonably be expected to continue to provide a high quality of services under the Advisory Agreement with respect to the fund.

Investment performance. In considering the fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the fund's performance results. In connection with the consideration of the Advisory Agreement, the Board:

(a)	reviewed information prepared by management regarding the fund's performance;
(b)	considered the comparative performance of an applicable benchmark index;
(c)	considered the performance of comparable funds, if any, as included in the report prepared by an independent third-party provider of fund data; and
(d)	took into account the Advisor's analysis of the fund's performance and its plans and recommendations regarding the Trust's subadvisory arrangements generally.

The Board noted that the fund outperformed its benchmark index and peer group average for the one-, three- and five-year periods ended December 31, 2013. The Board noted the favorable performance of the fund relative to the benchmark index

36

and the peer group over all periods. The Board concluded that the fund's performance has outperformed the historical performance of comparable funds and the fund's benchmark.

Fees and expenses. The Board reviewed comparative information prepared by an independent third-party provider of mutual fund data, including, among other data, the fund's contractual and net management fees (and subadvisory fees, to the extent available) and total expenses as compared to similarly situated investment companies deemed to be comparable to the fund. The Board considered the fund's ranking within a smaller group of peer funds chosen by the independent third-party provider, as well as the fund's ranking within a broader group of funds. In comparing the fund's contractual and net management fees to those of comparable funds, the Board noted that such fees include both advisory and administrative costs. The Board noted that net management fees and total expenses for the fund are higher than the peer group median.

The Board took into account management's discussion of the fund's expenses. The Board also took into account management's discussion with respect to the advisory/subadvisory fee structure, including the amount of the advisory fee retained by the Advisor after payment of the subadvisory fee. The Board also noted that the Advisor pays the subadvisory fee, and that such fees are negotiated at arm's length with respect to the Subadvisor. In addition, the Board took into account that management had agreed, effective July 1, 2014, to implement an overall fee waiver across the complex, including the fund, which is discussed further below. The Board also noted actions taken over the past several years to reduce the fund's operating expenses. The Board also noted that, in addition, the Advisor is currently waiving fees and/or reimbursing expenses with respect to the fund and that the fund has breakpoints in its contractual management fee schedule that reduce management fees as assets increase. The Board also noted that the fund's distributor, an affiliate of the Advisor, has agreed to waive a portion of its Rule 12b-1 fee for a share class of the fund. The Board reviewed information provided by the Advisor concerning the investment advisory fee charged by the Advisor or one of its advisory affiliates to other clients (including other funds in the complex) having similar investment mandates, if any. The Board considered any differences between the Advisor's and Subadvisor's services to the fund and the services they provide to other comparable clients or funds. The Board concluded that the advisory fee paid with respect to the fund is reasonable.

Profitability/indirect benefits. In considering the costs of the services to be provided and the profits to be realized by the Advisor and its affiliates from the Advisor's relationship with the Trust, the Board:

(a)	reviewed financial information of the Advisor;
(b)	reviewed and considered information presented by the Advisor regarding the net profitability to the Advisor and its affiliates with respect to the fund;
(c)	received and reviewed profitability information with respect to the John Hancock fund complex as a whole;
(d)	received information with respect to the Advisor's allocation methodologies used in preparing the profitability data;
(e)	considered that the John Hancock insurance companies that are affiliates of the Advisor, as shareholders of the Trust directly or through their separate accounts, receive certain tax credits or deductions relating to foreign taxes paid and dividends received by certain funds of the Trust and noted that these tax benefits, which are not available to participants in qualified retirement plans under applicable income tax law, are reflected in the profitability analysis reviewed by the Board;
(f)	considered that the Advisor also provides administrative services to the fund on a cost basis pursuant to an administrative services agreement;
(g)	noted that affiliates of the Advisor provide transfer agency services and distribution services to the fund, and that the fund's distributor also receives Rule 12b-1 payments to support distribution of the fund;
(h)	noted that the Advisor also derives reputational and other indirect benefits from providing advisory services to the fund;
(i)	noted that the subadvisory fee for the fund is paid by the Advisor and is negotiated at arm's length; and

37

(j)	considered that the Advisor should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the fund and the entrepreneurial risk that it assumes as Advisor.

Based upon its review, the Board concluded that the level of profitability, if any, of the Advisor and its affiliates from their relationship with the fund was reasonable and not excessive.

Economies of scale. In considering the extent to which economies of scale would be realized as the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders, the Board:

(a)	considered that the Advisor has agreed, effective July 1, 2014, to waive a portion of its management fee for the fund and each of the other John Hancock funds in the complex (except for those discussed below) (the Participating Portfolios) or otherwise reimburse the expenses of the Participating Portfolios as follows (the Reimbursement):
The Reimbursement shall equal, on an annualized basis, 0.01% of that portion of the aggregate net assets of all the Participating Portfolios that exceed $75 billion but is less than or equal to $125 billion, 0.0125% of that portion of the aggregate net assets of all the Participating Portfolios that exceed $125 billion but is less than or equal to $150 billion and 0.015% of that portion of the aggregate net assets of all the Participating Portfolios that exceeds $150 billion. (The funds that are not Participating Portfolios are the funds of funds in the complex, which benefit from such overall management fee waiver through their investment in underlying portfolios that include Participating Portfolios, which are subject to the Reimbursement.)
(b)	reviewed the fund's advisory fee structure and concluded that: (i) the fund's fee structure contains breakpoints at the subadvisory fee level and that such breakpoints are reflected as breakpoints in the advisory fees for the fund; and (ii) although economies of scale cannot be measured with precision, these arrangements permit shareholders of the fund to benefit from economies of scale if the fund grows. The Board also took into account management's discussion of the fund's advisory fee structure; and
(c)	the Board also considered the effect of the fund's growth in size on its performance and fees. The Board also noted that if the fund's assets increase over time, the fund may realize other economies of scale.

Approval of Subadvisory Agreement

In making its determination with respect to approval of the Subadvisory Agreement, the Board reviewed:

(1)	information relating to the Subadvisor's business, including current subadvisory services to the Trust (and other funds in the John Hancock family of funds);
(2)	the historical and current performance of the fund and comparative performance information relating to an applicable benchmark index and comparable funds;
(3)	the subadvisory fee for the fund, including any breakpoints, and to the extent available, comparable fee information prepared by an independent third party provider of fund data; and
(4)	Information relating to the nature and scope of any material relationships and their significant to the Trust's Advisor and Subadvisor.

Nature, extent, and quality of services. With respect to the services provided by the Subadvisor, the Board received information provided to the Board by the Subadvisor, including the Subadvisor's Form ADV, as well as took into account information presented throughout the past year. The Board considered the Subadvisor's current level of staffing and its overall resources, as well as received information relating to the Subadvisor's compensation program. The Board reviewed the Subadvisor's history and investment experience, as well as information regarding the qualifications, background, and responsibilities of the Subadvisor's investment and compliance personnel who provide services to the fund. The Board also

38

considered, among other things, the Subadvisor's compliance program and any disciplinary history. The Board also considered the Subadvisor's risk assessment and monitoring process. The Board reviewed the Subadvisor's regulatory history, including whether it was involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board noted that the Advisor conducts regular, periodic reviews of the Subadvisor and its operations, including regarding investment processes and organizational and staffing matters. The Board also noted that the Trust's CCO and his staff conduct regular, periodic compliance reviews with the Subadvisor and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Subadvisor and procedures reasonably designed to assure compliance with the federal securities laws. The Board also took into account the financial condition of the Subadvisor.

The Board considered the Subadvisor's investment process and philosophy. The Board took into account that the Subadvisor's responsibilities include the development and maintenance of an investment program for the fund that is consistent with the fund's investment objective, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also received information with respect to the Subadvisor's brokerage policies and practices, including with respect to best execution and soft dollars.

Subadvisor compensation. In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the fund, the Board noted that the fees under the Subadvisory Agreement are paid by the Advisor and not the fund.

The Board also relied on the ability of the Advisor to negotiate the Subadvisory Agreement with the Subadvisor, which is not affiliated with the Advisor, and the fees thereunder at arm's length. As a result, the costs of the services to be provided and the profits to be realized by the Subadvisor from its relationship with the Trust were not a material factor in the Board's consideration of the Subadvisory Agreement.

The Board also received information regarding the nature and scope (including their significance to the Advisor and its affiliates and to the Subadvisor) of any material relationships, if any, with respect to the Subadvisor, which include arrangements in which the Subadvisor or its affiliates provide advisory, distribution, or management services in connection with financial products sponsored by the Advisor or its affiliates, and may include other registered investment companies, a 529 education savings plan, managed separate accounts and exempt group annuity contracts sold to qualified plans. The Board also received information and took into account any other potential conflicts of interest the Advisor might have in connection with the Subadvisory Agreement.

In addition, the Board considered other potential indirect benefits that the Subadvisor and its affiliates may receive from the Subadvisor's relationship with the fund, such as the opportunity to provide advisory services to additional funds in the John Hancock fund complex and reputational benefits.

Subadvisory fees. The Board considered that the fund pays an advisory fee to the Advisor and that, in turn, the Advisor pays a subadvisory fee to the Subadvisor. As noted above, the Board also considered the fund's subadvisory fee as compared to similarly situated investment companies deemed to be comparable to the fund as included in the report prepared by the independent third party provider of fund data, to the extent available. The Board noted that the limited size of the Lipper peer group was not sufficient for comparative purposes. The Board also took into account the subadvisory fees paid by the Advisor to the Subadvisor with respect to the fund to fees charged by the Subadvisor to manage other subadvised portfolios and portfolios not subject to regulation under the 1940 Act, as applicable.

Subadvisor performance. As noted above, the Board considered the fund's performance as compared to the fund's peer group and the benchmark index and noted that the Board reviews information about the fund's performance results at its regularly scheduled meetings. The Board noted the Advisor's expertise and resources in monitoring the performance, investment style and risk-adjusted performance of the Subadvisor. The Board was mindful of the Advisor's focus on the Subadvisor's performance. The Board also noted the Subadvisor's long-term performance record for similar accounts, as applicable.

39

The Board's decision to approve the Subadvisory Agreement was based on a number of determinations, including the following:

(1)	the Subadvisor has extensive experience and demonstrated skills as a manager;
(2)	the performance of the fund has outperformed the historical performance of comparable funds and the fund's benchmark;
(3)	the subadvisory fee is reasonable in relation to the level and quality of services being provided; and
(4)	subadvisory fee breakpoints are reflected as breakpoints in the advisory fees for the fund in order to permit shareholders to benefit from economies of scale if the fund grows.
* * *

Based on the Board's evaluation of all factors that the Board deemed to be material, including those factors described above, the Board, including the Independent Trustees, concluded that renewal of the Advisory Agreement and the Subadvisory Agreement would be in the best interest of the fund and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Advisory Agreement and Subadvisory Agreement for an additional one-year period.

40

More information

Trustees

James M. Oates, Chairperson
Steven R. Pruchansky, Vice Chairperson
Charles L. Bardelis*
Craig Bromley†
Peter S. Burgess*
William H. Cunningham
Grace K. Fey
Theron S. Hoffman*
Deborah C. Jackson
Hassell H. McClellan
Gregory A. Russo
Warren A. Thomson†

Officers

Andrew G. Arnott
President

John J. Danello
Senior Vice President, Secretary,
and Chief Legal Officer

Francis V. Knox, Jr.
Chief Compliance Officer

Charles A. Rizzo
Chief Financial Officer

Salvatore Schiavone
Treasurer

Investment advisor

John Hancock Advisers, LLC

Subadvisor

Robeco Investment Management, Inc.

Principal distributor

John Hancock Funds, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

John Hancock Signature Services, Inc.

Legal counsel

K&L Gates LLP

*Member of the Audit Committee
†Non-Independent Trustee

The fund's proxy voting policies and procedures, as well as the fund's proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.

The fund's complete list of portfolio holdings, for the first and third fiscal quarters, is filed with the SEC on Form N-Q. The fund's Form N-Q is available on our website and the SEC's website, sec.gov, and can be reviewed and copied (for a fee) at the SEC's Public Reference Room in Washington, DC. Call 800-SEC-0330 to receive information on the operation of the SEC's Public Reference Room.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-225-5291.

You can also contact us:
800-225-5291 jhinvestments.com	Regular mail: John Hancock Signature Services, Inc. P.O. Box 55913 Boston, MA 02205-5913	Express mail: John Hancock Signature Services, Inc. 30 Dan Road Canton, MA 02021

41

Family of funds

DOMESTIC EQUITY FUNDS

Balanced

Classic Value

Disciplined Value

Disciplined Value Mid Cap

Fundamental All Cap Core

Fundamental Large Cap Core

Fundamental Large Cap Value

Large Cap Equity

Select Growth

Small Cap Equity

Small Cap Value

Small Company

Strategic Growth

U.S. Equity

U.S. Global Leaders Growth

Value Equity

GLOBAL/INTERNATIONAL EQUITY FUNDS

Disciplined Value International

Emerging Markets

Global Equity

Global Opportunities

Global Shareholder Yield

Greater China Opportunities

International Core

International Growth

International Growth Equity

International Small Company

International Value Equity

INCOME FUNDS

Bond

California Tax-Free Income

Core High Yield

Emerging Markets Debt

Floating Rate Income

Focused High Yield

Global Income

Government Income

High Yield Municipal Bond

Income

Income Allocation

INCOME FUNDS (continued)

Investment Grade Bond

Massachusetts Tax-Free Income

Money Market

New York Tax-Free Income

Short Duration Credit Opportunities

Strategic Income Opportunities

Tax-Free Bond

ALTERNATIVE/SPECIALTY FUNDS

Absolute Return Currency

Alternative Asset Allocation

Enduring Equity

Financial Industries

Global Absolute Return Strategies

Global Conservative Absolute Return

Natural Resources

Redwood

Regional Bank

Seaport

Technical Opportunities

ASSET ALLOCATION PORTFOLIOS

Lifestyle Aggressive

Lifestyle Balanced

Lifestyle Conservative

Lifestyle Growth

Lifestyle Moderate

Retirement Choices (2010-2055)

Retirement Living (2010-2055)

Retirement Living II (2010-2055)

CLOSED-END FUNDS

Financial Opportunities

Hedged Equity & Income

Income Securities Trust

Investors Trust

Preferred Income

Preferred Income II

Preferred Income III

Premium Dividend

Tax-Advantaged Dividend Income

Tax-Advantaged Global Shareholder Yield Fund

The fund's investment objective, risks, charges, and expenses are included in the prospectuses and should be considered carefully before investing. For a prospectus, call your financial professional, call John Hancock Investments at 800-225-5291, or visit the fund's website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

John Hancock Investments

A trusted brand

John Hancock has helped individuals and institutions build and protect wealth since 1862. Today, we are one of America's strongest and most-recognized brands.

A better way to invest

As a manager of managers, we search the world to find proven portfolio teams with specialized expertise for every fund we offer, then apply vigorous investment oversight to ensure they continue to meet our uncompromising standards.

Results for investors

Our unique approach to asset management has led to a diverse set of investments deeply rooted in investor needs, along with strong risk-adjusted returns across asset classes.

John Hancock Funds, LLC ■ Member FINRA, SIPC 601 Congress Street ■ Boston, MA 02210-2805 800-225-5291 ■ jhinvestments.com
This report is for the information of the shareholders of John Hancock Disciplined Value Mid Cap Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
MF202363	363SA 09/14 11/14

John Hancock

International Value Equity Fund
Semiannual report 9/30/14

A message to shareholders

Dear fellow shareholder,

The economic expansion that began in 2009 continues, with moderate GDP growth in the United States and the unemployment rate down considerably from its peak. However, the scene outside the United States had become decidedly less robust by the end of September. China's economy, a key driver of global demand, was slowing, Japan's GDP contracted in the second quarter, and the International Monetary Fund warned of another eurozone recession unless more is done to stimulate economic growth there. Meanwhile, bond markets around the world have turned in positive performance as investors pursue yield where they can find it, and the risks of rising interest rates and central bank tightening have been pushed out further into the future.

In the absence of pronounced market dislocations, we believe investors are well served by sticking to a commonsense, diversified approach, one that includes a mix of equities, fixed-income, and alternative strategies that can offer added diversification potential. Although events like those taking place in Ukraine and the Middle East serve as reminders that all market environments carry risk, we believe the biggest risk investors face in today's market is not staying invested.

A new look

I am pleased to introduce you to our redesigned shareholder reports. As part of an effort to elevate the educational substance in our communications, we undertook an effort to make our reports more engaging and easier to navigate. Included in the changes are a performance snapshot that shows your fund's performance against that of its benchmark, and a Q&A with your fund's lead portfolio manager. We hope these enhancements give you better insight into your fund's activity and performance.

On behalf of everyone at John Hancock Investments, I'd like to take this opportunity to thank you for the continued trust you've placed in us.

Sincerely,

Andrew G. Arnott
President and Chief Executive Officer
John Hancock Investments

This commentary reflects the CEO's views as of September 30, 2014. They are subject to change at any time. For more up-to-date information, you can visit our website at jhinvestments.com.

John Hancock
International Value Equity Fund

2	Your fund at a glance
4	Discussion of fund performance
8	A look at performance
10	Your expenses
12	Fund's investments
17	Financial statements
21	Financial highlights
28	Notes to financial statements
36	Continuation of investment advisory and subadvisory agreements
42	More information

1

Your fund at a glance

INVESTMENT OBJECTIVE

The fund seeks long-term capital appreciation.

AVERAGE ANNUAL TOTAL RETURNS AS OF 9/30/14 (%)

See page 8 for more complete performance information.

After the close of business on 2-11-11, holders of the former Optique International Value Fund (the predecessor fund, first offered on 4-1-98) became owners of an equal number of full and fractional Class A shares or Class I shares of John Hancock International Value Equity Fund, which were first offered on 2-14-11. Class A shares' performance shown above for periods prior to this date reflects the historical performance of Optique International Value Fund.

MSCI World ex-USA Index (gross of foreign withholding taxes on dividends) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding the United States of America. It is not possible to invest directly in an index.

Figures from Morningstar, Inc. include reinvested distributions and do not take into account sales charges. Actual load-adjusted performance is lower.

The past performance shown here reflects reinvested distributions and the beneficial effect of any expense reductions, and does not guarantee future results. Returns for periods shorter than one year are cumulative, and results for other share classes will vary. Shares will fluctuate in value and, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance cited, and can be found at jhinvestments.com or by calling 800-225-5291. For further information on the fund's objectives, risks, and strategy, see the fund's prospectuses.

2

PERFORMANCE HIGHLIGHTS OVER THE LAST SIX MONTHS

Stocks in global developed markets were slightly negative

Stocks in developed markets outside the United States posted slightly negative returns, recording gains early in the period but subsequently declining as economic prospects in Europe and Japan worsened.

Stock selection hampered results

The fund underperformed versus its benchmark, primarily because of our stock selection in the industrials, information technology, and consumer staples sectors.

Fund got help from emerging markets

Within the fund's out-of-benchmark weighting in emerging-market equities, our stock selection significantly aided relative performance.

SECTOR COMPOSITION AS OF 9/30/14 (%)

A note about risks

Foreign investing, especially in emerging markets, has additional risks, such as currency and market volatility and political and social instability. Value stocks may decline in price. The use of hedging and derivatives could produce disproportionate gains or losses and may increase costs. The stock prices of midsize companies can change more frequently and dramatically than those of large companies. Please see the fund's prospectuses for additional risks.

3

Discussion of fund performance

An interview with Portfolio Manager Wendell Perkins, CFA, John Hancock Asset Management

 Wendell Perkins, CFA
Portfolio Manager
John Hancock Asset Management

The past six months were challenging for many developed global markets. What factors drove them?

Equities in developed markets outside the United States posted slightly negative returns during the past six months. Stocks rallied over the first half of the period, extending a positive trend dating to mid-2013, as an economic recovery in Europe initially appeared to be sustainable. But investor sentiment turned negative in the latter half of the period as fresh data indicated this recovery was stalling. Japanese stocks followed a similar trajectory, although the Japanese component of the fund's benchmark, the MSCI World ex-USA Index, outperformed the European component.

The instability in the eurozone's peripheral nations that had fueled a debt crisis in recent years largely eased during the period, providing support for equities. However, this support withered as growth across the 18-member currency union slowed, particularly in key Western European countries. Data released in August showed that the eurozone's gross domestic product growth was flat in the second quarter. Germany and France posted dismal quarterly figures while Italy fell into a recession.

Actions by the European Central Bank (ECB) helped to dampen the negative sentiment resulting from the disappointment over economic data. In June, the ECB expanded stimulus programs and cut benchmark lending rates to record lows, then followed up with another rate cut in September.

Although the United Kingdom's economy continued to recover, the slowdown affecting many of that nation's eurozone trading partners weighed on U.K. equities.

Japan's economy appeared to make measured progress toward a recovery following a long period of stagnation. In June, Prime Minister Shinzo Abe followed up on his previous monetary and fiscal stimulus initiatives by proposing economic reforms. While this announcement at first sent Japanese stocks higher, investor enthusiasm waned as data showed that an April 1, 2014, increase in the nation's sales tax had a more damaging effect on retail sales and the broader economy than had been expected.

4

"We have long been cautious about the outlook across the eurozone and mindful of the obstacles that its companies face in returning to sustainable profit and revenue growth."

How did this environment affect the portfolio team's management of the fund?

We continued to evaluate stocks primarily on a value-oriented, bottom-up basis, based on our assessment of the risks and opportunities specific to each stock and whether those factors appear to be reflected in each stock's current price. We did, however, factor in the broader market considerations resulting from economic developments at the country, regional, and global levels, as well as shifts in investor sentiment. We have long been cautious about the outlook across the eurozone and mindful of the obstacles that its companies face in returning to sustainable profit and revenue growth. In Japan, our caution stems from the many challenges the nation faces in implementing fundamental economic reforms to complement the changes the Abe government has adopted regarding monetary and fiscal policies. These considerations factored into the fund's modestly underweight positioning in the eurozone and in Japan during the period. Meanwhile, we continued to differ from the composition of the fund's developed-market benchmark in maintaining

TOP 10 COUNTRIES AS OF 9/30/14 (%)

5

"... the weakened economic outlook in the eurozone had a negative impact on the prospects of these companies."

positions within emerging-market equities. This factor can often result in significant performance differences versus the benchmark.

What factors at the sector and geographic levels affected the fund's performance?

Our stock selection in the industrials, information technology, and consumer staples sectors was a significant factor in the fund's relative underperformance. Stock picking in Europe and Canada also detracted.

On the positive side, our stock selection within the fund's out-of-benchmark weighting in emerging-market equities strongly contributed to relative results. To a lesser degree, the fund's modest underweight in the eurozone countries contributed, as did our stock selection in the telecommunication services, energy, and materials sectors.

Which holdings had the largest impact on the fund's relative performance?

Several of the fund's positions in European stocks underperformed, in part because the weakened economic outlook in the eurozone had a negative impact on the prospects of these companies. Positions in cyclical stocks that are unusually sensitive to changes in the economic environment were hit particularly hard. Chief among these was TNT Express NV, a Netherlands-based freight shipping company. Its shares fell as the outlook for trading activity within the eurozone worsened.

TEN LARGEST HOLDINGS AS OF 9/30/14 (%)

Novartis AG	1.3
HSBC Holdings PLC	1.3
Royal Dutch Shell PLC, A Shares	1.1
Merck KGaA	1.1
Sanofi	1.0
Bank of Montreal	1.0
China Petroleum & Chemical Corp., H Shares	1.0
SAP SE	1.0
DBS Group Holdings, Ltd.	1.0
China Mobile, Ltd.	1.0
TOTAL	10.8
As a percentage of net assets.
Cash and cash equivalents are not included.

6

Other European positions that detracted included two German stocks, enterprise software supplier Software AG and industrial components maker Rheinmetall AG.

Another position that weighed on relative results was Modern Times Group AB, a Sweden-based television and radio broadcasting company with services across Europe. Modern Times' stake in a broadcast property in Russia was a negative factor for the stock, as Russia's government moved to tighten restrictions on foreign ownership of media assets.

On the positive side, positions in four emerging-market stocks aided relative performance. These included two Hong Kong-listed stocks, China Mobile, Ltd. and Guangdong Investment, Ltd., and a pair of state-controlled oil and gas companies, Petroleo Brasileiro SA (Brazil) and CNOOC Ltd. (China). Shares of the two energy companies both rebounded from recent periods of underperformance. We sold the fund's position in Petroleo Brasileiro prior to the end of the period. Another position that contributed was Lonza Group AG (Switzerland). Shares of the maker of biopharmaceutical ingredients rose sharply as a result of a successful restructuring of the company's business.

How was the fund positioned at the end of the period?

Our cautious views on prospects in the eurozone countries and Japan were factors in the fund's modest underweights in those markets. At the sector level, the fund was signficantly underweight in financials and consumer staples, while it was overweight in telecommunication services.

MANAGED BY

Wendell Perkins, CFA On the fund and its predecessor since inception Investing since 1985
Edward Maraccini, CFA On the fund and its predecessor since 2007 Investing since 1995
Margaret McKay, CFA On the fund and its predecessor since 2001 Investing since 1992

The views expressed in this report are exclusively those of Wendell Perkins, CFA, John Hancock Asset Management, and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund's investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

7

A look at performance

TOTAL RETURNS FOR THE PERIOD ENDED SEPTEMBER 30, 2014

Average annual total returns (%) with maximum sales charge				Cumulative total returns (%) with maximum sales charge
	1-year	5-year	10-year	6-month	1-year	5-year	10-year
Class A1,2	-1.74	5.03	5.22	-7.04	-1.74	27.82	66.28
Class I1,2,3	3.65	6.36	5.88	-2.04	3.65	36.13	77.09
Class R2[1,2,3]	3.34	6.16	5.69	-2.14	3.34	34.86	73.88
Class R4[1,2,3]	3.50	6.39	5.93	-2.14	3.50	36.33	77.98
Class R6[1,2,3]	3.86	6.69	6.21	-1.93	3.86	38.24	82.74
Class NAV[1,2,3]	3.99	6.72	6.25	-1.93	3.99	38.44	83.27
Index 1†	5.34	7.02	7.03	-1.10	5.34	40.41	97.28
Index 2†	6.31	6.41	6.88	-0.99	6.31	36.42	94.55

Performance figures assume all distributions are reinvested. Figures reflect maximum sales charge on Class A shares of 5%. Sales charges are not applicable to Class I, Class R2, Class R4, Class R6, and Class NAV shares.

The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the fund and may differ from those disclosed in the Financial highlights tables in this report. Had the fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:

	Class A	Class I	Class R2	Class R4	Class R6	Class NAV
Gross (%)	1.62	1.47	6.21	15.59	16.37	1.03
Net (%)	1.60	1.29	1.68	1.43	1.03	1.03

Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, the fund's current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800-225-5291 or visit the fund's website at jhinvestments.com.

The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The fund's performance results reflect any applicable fee waivers or expense reductions, without which the expenses increase and results would have been less favorable.

†	Index 1 is the MSCI World ex-USA Index; Index 2 is the MSCI World ex-USA Value Index.

See the following page for footnotes.

8

This chart and table show what happened to a hypothetical $10,000 investment in John Hancock International Value Equity Fund for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we've shown the same investment in two separate indexes.

	Start date	With maximum sales charge ($)	Without sales charge ($)	Index 1 ($)	Index 2 ($)
Class I1,2,3	9-30-04	17,709	17,709	19,728	19,455
Class R2[1,2,3]	9-30-04	17,388	17,388	19,728	19,455
Class R4[1,2,3]	9-30-04	17,798	17,798	19,728	19,455
Class R6[1,2,3]	9-30-04	18,274	18,274	19,728	19,455
Class NAV[1,2,3]	9-30-04	18,327	18,327	19,728	19,455

MSCI World ex-USA Index (gross of foreign withholding taxes on dividends) — Index 1 — is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding the United States of America.

MSCI World ex-USA Value Index (gross of foreign withholding taxes on dividends) — Index 2 — is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding the United States of America, that have higher than average value characteristics.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would have resulted in lower values.

Footnotes related to performance pages

1	After the close of business on 2-11-11, holders of the former Optique International Value Fund (the predecessor fund, first offered on 4-1-98) became owners of an equal number of full and fractional Class A shares or Class I shares of John Hancock International Value Equity Fund, which were first offered on 2-14-11. The performance shown for Class A and Class I shares for periods prior to this date reflects the historical performance of Optique International Value Fund. Class NAV shares were first offered on 12-16-11, Class R2, Class R4, and Class R6 shares were first offered on 7-2-13. Performance prior to these dates is that of Class A shares recalculated to reflect the gross fees and expenses of Class NAV, Class R2, Class R4, and Class R6 shares, as applicable.
2	In October 2011, the adviser made a voluntary payment to the fund of $6,950, or approximately $0.018 per share. Without this payment, performance would have been lower.
3	For certain types of investors, as described in the fund's prospectuses.

9

Your expenses

These examples are intended to help you understand your ongoing operating expenses of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds.

Understanding fund expenses

As a shareholder of the fund, you incur two types of costs:

•	Transaction costs, which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.
•	Ongoing operating expenses, including management fees, distribution and service fees (if applicable), and other fund expenses.

We are presenting only your ongoing operating expenses here.

Actual expenses/actual returns

This example is intended to provide information about the fund's actual ongoing operating expenses, and is based on the fund's actual return. It assumes an account value of $1,000.00 on April 1, 2014, with the same investment held until September 30, 2014.

	Account value on 4-1-2014	Ending value on 9-30-2014	Expenses paid during period ended 9-30-2014[1]	Annualized expense ratio
Class A	$1,000.00	$978.60	$7.44	1.50%
Class C2	1,000.00	950.20	2.07	2.35%
Class I	1,000.00	979.60	6.40	1.29%
Class R2	1,000.00	978.60	8.33	1.68%
Class R4	1,000.00	978.60	7.09	1.43%
Class R6	1,000.00	980.70	5.06	1.02%
Class NAV	1,000.00	980.70	5.06	1.02%

Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at September 30, 2014, by $1,000.00, then multiply it by the "expenses paid" for your share class from the table above. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:

10

Hypothetical example for comparison purposes

This table allows you to compare the fund's ongoing operating expenses with those of any other fund. It provides an example of the fund's hypothetical account values and hypothetical expenses based on each class's actual expense ratio and an assumed 5% annualized return before expenses (which is not the fund's actual return). It assumes an account value of $1,000.00 on April 1, 2014, with the same investment held until September 30, 2014. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

	Account value on 4-1-2014	Ending value on 9-30-2014	Expenses paid during period ended 9-30-2014[1]	Annualized expense ratio
Class A	$1,000.00	$1,017.50	$7.59	1.50%
Class C	1,000.00	1,002.40	11.68	2.35%
Class I	1,000.00	1,018.60	6.53	1.29%
Class R2	1,000.00	1,016.60	8.49	1.68%
Class R4	1,000.00	1,017.90	7.23	1.43%
Class R6	1,000.00	1,020.00	5.17	1.02%
Class NAV	1,000.00	1,020.00	5.17	1.02%

Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectuses for details regarding transaction costs.

1	Expenses are equal to the fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).
2	The inception date for Class C is 8-28-14. Expenses are equal to the class's annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the period (34) and divided by 365 (to reflect the period).

11

Fund's investments

As of 9-30-14 (Unaudited)
	Shares	Value
Common Stocks 95.7%		$422,632,034
(Cost $391,356,560)
Australia 5.2%		23,129,961
AGL Energy, Ltd.	286,363	3,392,242
Australia & New Zealand Banking Group, Ltd.	136,709	3,695,543
BHP Billiton, Ltd.	104,467	3,079,007
Incitec Pivot, Ltd.	1,091,111	2,584,638
National Australia Bank, Ltd.	122,194	3,475,640
QBE Insurance Group, Ltd.	340,651	3,469,118
Santos, Ltd.	287,089	3,433,773
Canada 7.7%		34,131,035
Agrium, Inc. (L)	38,033	3,381,013
Bank of Montreal	60,919	4,483,730
Barrick Gold Corp.	219,465	3,227,455
Bombardier, Inc., Class B	885,659	2,981,325
Husky Energy, Inc.	131,196	3,601,022
Magna International, Inc.	38,426	3,647,202
Suncor Energy, Inc.	117,469	4,251,099
The Bank of Nova Scotia	68,743	4,251,822
The Toronto-Dominion Bank	87,261	4,306,367
China 2.0%		8,737,051
China Petroleum & Chemical Corp., H Shares	5,100,800	4,461,375
CNOOC, Ltd.	2,483,000	4,275,676
Denmark 0.8%		3,731,161
Danske Bank A/S	137,642	3,731,161
Finland 0.8%		3,317,627
Kesko OYJ, B Shares	92,948	3,317,627
France 9.1%		40,412,952
AXA SA	146,110	3,599,062
BNP Paribas SA	53,630	3,559,325
Cie de Saint-Gobain	67,323	3,076,088
GDF Suez	155,519	3,900,486
Kering	16,735	3,374,107
Orange SA	212,406	3,169,651
Sanofi	39,847	4,505,525
Societe BIC SA	30,352	3,912,559
Total SA	64,622	4,184,539
Vinci SA	54,971	3,190,015
Vivendi SA (I)	163,228	3,941,595

12SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Germany 11.2%		$49,435,964
Allianz SE	23,027	3,717,290
BASF SE	33,142	3,023,125
Bayerische Motoren Werke AG	35,386	3,781,853
Deutsche Bank AG	101,283	3,536,549
Deutsche Boerse AG	50,631	3,399,906
E.ON SE	184,983	3,378,098
Fresenius SE & Company KGaA	85,785	4,235,118
Kion Group AG	57,023	2,105,086
Merck KGaA	54,170	4,979,059
Muenchener Rueckversicherungs AG	18,801	3,708,826
Rheinmetall AG	62,155	2,973,650
SAP SE	61,299	4,423,928
Siemens AG	29,837	3,550,365
Software AG	106,321	2,623,111
Hong Kong 3.7%		16,375,276
China Mobile, Ltd.	377,000	4,406,924
Guangdong Investment, Ltd.	3,699,385	4,324,547
Hang Lung Group, Ltd.	803,000	3,957,916
Yue Yuen Industrial Holdings, Ltd.	1,212,385	3,685,889
Ireland 0.7%		3,072,368
C&C Group PLC	578,257	3,072,368
Israel 0.9%		4,034,036
Teva Pharmaceutical Industries, Ltd.	74,954	4,034,036
Japan 17.9%		78,911,149
Asahi Kasei Corp.	502,944	4,090,108
Bridgestone Corp.	103,700	3,429,872
Canon, Inc.	121,000	3,936,845
East Japan Railway Company	46,000	3,445,524
Fujitsu, Ltd.	568,106	3,496,446
Honda Motor Company, Ltd.	97,100	3,331,485
Inpex Corp.	279,611	3,953,159
Komatsu, Ltd.	181,400	4,192,361
Kyocera Corp.	91,800	4,287,700
Marubeni Corp.	498,000	3,407,761
Mitsubishi Corp.	190,000	3,891,246
Mitsubishi UFJ Financial Group, Inc.	703,500	3,964,725
Mitsui Fudosan Company, Ltd.	118,000	3,621,233
Mizuho Financial Group, Inc.	1,837,400	3,280,111
MS&AD Insurance Group Holdings	159,890	3,487,539
Nippon Telegraph & Telephone Corp.	67,100	4,161,159
Nippon Television Network Corp.	253,468	3,866,946
Nissan Motor Company, Ltd.	408,989	3,959,073

SEE NOTES TO FINANCIAL STATEMENTS13

	Shares	Value
Japan (continued)
Sumitomo Chemical Company, Ltd.	889,000	$3,175,234
Toyo Suisan Kaisha, Ltd. (L)	114,000	3,785,404
Toyota Motor Corp.	70,484	4,147,218
Netherlands 6.2%		27,477,941
Aegon NV	429,085	3,533,174
Heineken Holding NV	54,680	3,610,227
Koninklijke Ahold NV	180,114	2,913,463
Koninklijke KPN NV (I)	1,018,965	3,262,343
Nutreco NV	91,352	3,319,741
Royal Dutch Shell PLC, A Shares	132,038	5,040,247
TNT Express NV	390,746	2,465,037
Wolters Kluwer NV	125,011	3,333,709
Norway 1.0%		4,306,150
DNB ASA	230,102	4,306,150
Singapore 2.6%		11,579,617
DBS Group Holdings, Ltd. (L)	306,500	4,420,504
Sembcorp Industries, Ltd.	845,000	3,428,802
Singapore Telecommunications, Ltd.	1,243,000	3,730,311
South Africa 0.8%		3,358,144
Tiger Brands, Ltd.	120,249	3,358,144
Spain 0.8%		3,414,434
Telefonica SA	221,082	3,414,434
Sweden 2.8%		12,432,987
Getinge AB, B Shares	139,031	3,490,706
Meda AB, Series A	234,745	3,289,699
Modern Times Group AB, B Shares	85,221	2,689,659
SKF AB, B Shares	142,323	2,962,923
Switzerland 5.7%		25,156,293
Credit Suisse Group AG (I)	128,881	3,565,577
Glencore Xstrata PLC (I)	663,759	3,676,122
Lonza Group AG (I)	34,930	4,208,917
Nestle SA	56,597	4,159,369
Novartis AG	61,283	5,770,920
Zurich Insurance Group AG (I)	12,686	3,775,388
United Kingdom 15.8%		69,617,888
Anglo American PLC	155,286	3,463,150
AstraZeneca PLC	55,871	4,003,873
Barclays PLC	1,054,206	3,877,558
BP PLC	385,976	2,823,544
British Sky Broadcasting Group PLC	260,712	3,718,572

14SEE NOTES TO FINANCIAL STATEMENTS

		Shares	Value
United Kingdom (continued)
	Debenhams PLC	3,346,299	$3,155,263
	Diageo PLC	124,570	3,592,863
	GlaxoSmithKline PLC	167,267	3,821,070
	HSBC Holdings PLC	551,373	5,602,659
	Imperial Tobacco Group PLC	90,490	3,896,132
	Informa PLC	447,519	3,535,611
	Meggitt PLC	471,374	3,438,213
	Rexam PLC	409,213	3,252,991
	RSA Insurance Group PLC (I)	440,705	3,455,230
	Smith & Nephew PLC	235,331	3,958,653
	Standard Chartered PLC	190,787	3,519,040
	Subsea 7 SA	164,904	2,356,569
	Unilever PLC	97,353	4,074,993
	Vodafone Group PLC	1,235,699	4,071,904
	Yield (%)	Shares	Value
Securities Lending Collateral 1.6%			$6,982,103
(Cost $6,982,003)
John Hancock Collateral Investment Trust (W)	0.1178(Y)	697,715	6,982,103
		Par value	Value
Short-Term Investments 3.1%			$13,988,000
(Cost $13,988,000)
Repurchase Agreement 3.1%			13,988,000
	Barclays Capital Tri-Party Repurchase Agreement dated 9-30-14 at 0.000% to be repurchased at $10,943,000 on 10-1-14, collateralized by $5,370,300 Treasury Inflation Index Bonds, 3.875% due 4-15-29 (valued at $11,162,061, including interest)	10,943,000	10,943,000
	Repurchase Agreement with State Street Corp. dated 9-30-14 at 0.000% to be repurchased at $3,045,000 on 10-1-14, collateralized by $3,080,000 Federal Home Loan Mortgage Corporation, 1.680% due 11-19-18, (valued at $3,106,950, including interest)	3,045,000	3,045,000
Total investments (Cost $412,326,563)† 100.4%			$443,602,137
Other assets and liabilities, net (0.4%)			($1,835,770)
Total net assets 100.0%			$441,766,367

SEE NOTES TO FINANCIAL STATEMENTS15

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
(I)	Non-income producing security.
(L)	A portion of this security is on loan as of 9-30-14.
(W)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This investment represents collateral received for securities lending.
(Y)	The rate shown is the annualized seven-day yield as of 9-30-14.
†	At 9-30-14, the aggregate cost of investment securities for federal income tax purposes was $412,681,064. Net unrealized appreciation aggregated $30,921,073, of which $51,511,064 related to appreciated investment securities and $20,589,991 related to depreciated investment securities.

The fund had the following sector composition of net assets on 9-30-14:

Financials	23.4%
Consumer discretionary	11.2%
Industrials	11.1%
Health care	10.5%
Consumer staples	8.9%
Energy	8.7%
Materials	7.5%
Telecommunication services	6.8%
Information technology	4.2%
Utilities	3.4%
Short-Term Investments and Other	4.3%
Total	100.0%

16SEE NOTES TO FINANCIAL STATEMENTS

Financial statements

STATEMENT OF ASSETS AND LIABILITIES 9-30-14 (unaudited)

Assets
Investments in unaffiliated issuers, at value (Cost $405,344,560) including$6,646,617 of securities loaned	$436,620,034
Investments in affiliated issuers, at value (Cost $6,982,003)	6,982,103
Total investments, at value (Cost $412,326,563)	443,602,137
Cash	3,908,626
Foreign currency, at value (Cost $3,299,248)	3,245,058
Receivable for investments sold	3,786,912
Receivable for fund shares sold	24,861
Dividends and interest receivable	1,486,874
Receivable for securities lending income	7,256
Receivable due from advisor	256
Other receivables and prepaid expenses	68,457
Total assets	456,130,437
Liabilities
Payable for investments purchased	7,132,142
Payable for fund shares repurchased	32,814
Payable upon return of securities loaned	6,980,351
Payable to affiliates
Accounting and legal services fees	27,207
Transfer agent fees	6,136
Distribution and service fees	136
Other liabilities and accrued expenses	185,284
Total liabilities	14,364,070
Net assets	$441,766,367
Net assets consist of
Paid-in capital	$370,467,853
Undistributed net investment income	10,824,019
Accumulated net realized gain (loss) on investments and foreign currency transactions	29,290,700
Net unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	31,183,795
Net assets	$441,766,367

SEE NOTES TO FINANCIAL STATEMENTS17

STATEMENT OF ASSETS AND LIABILITIES (continued)

Net asset value per share
Based on net asset values and shares outstanding-the fund has an unlimited number of shares authorized with no par value
Class A ($19,861,494 ÷ 2,175,237 shares)[1]	$9.13
Class C ($94,996 ÷ 10,384 shares)[1]	$9.15
Class I ($8,165,738 ÷ 893,226 shares)	$9.14
Class R2 ($1,600,965 ÷ 175,062 shares)	$9.15
Class R4 ($107,208 ÷ 11,723.33 shares)	$9.14
Class R6 ($107,323 ÷ 11,723 shares)	$9.15
Class NAV ($411,828,643 ÷ 44,957,085 shares)	$9.16
Maximum offering price per share
Class A (net asset value per share ÷ 95%)[2]	$9.61

1	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
2	On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

18SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS  For the six months ended 9-30-14 (unaudited)

Investment income
Dividends	$10,017,789
Securities lending	269,770
Interest	3,470
Less foreign taxes withheld	(844,045)
Total investment income	9,446,984
Expenses
Investment management fees	2,037,500
Distribution and service fees	27,609
Accounting and legal services fees	34,714
Transfer agent fees	17,735
Trustees' fees	1,597
State registration fees	44,132
Printing and postage	3,538
Professional fees	28,320
Custodian fees	244,423
Registration and filing fees	19,297
Other	7,210
Total expenses	2,466,075
Less expense reductions	(44,543)
Net expenses	2,421,532
Net investment income	7,025,452
Realized and unrealized gain (loss)
Net realized gain (loss) on
Investments in unaffiliated issuers and foreign currency transactions	16,358,461
Investments in affiliated issuers	1,483
16,359,944
Change in net unrealized appreciation (depreciation) of
Investments in unaffiliated issuers and translation of assets and liabilities in foreign currencies	(31,757,153)
Investments in affiliated issuers	6
(31,757,147)
Net realized and unrealized loss	(15,397,203)
Decrease in net assets from operations	$(8,371,751)

SEE NOTES TO FINANCIAL STATEMENTS19

STATEMENTS OF CHANGES IN NET ASSETS

	Six months ended 9-30-14	Year ended
	(unaudited)	3-31-14
Increase (decrease) in net assets
From operations
Net investment income	$7,025,452	$9,724,045
Net realized gain	16,359,944	22,196,283
Change in net unrealized appreciation (depreciation)	(31,757,147)	25,835,599
Increase (decrease) in net assets resulting from operations	(8,371,751)	57,755,927
Distributions to shareholders
From net investment income
Class A	—	(138,050)
Class C	—	—
Class I	—	(87,399)
Class R2	—	(962)
Class R4	—	(1,240)
Class R6	—	(1,608)
Class NAV	—	(6,214,133)
From net realized gain
Class A	—	(589,399)
Class C	—	—
Class I	—	(280,932)
Class R2	—	(4,488)
Class R4	—	(4,488)
Class R6	—	(4,488)
Class NAV	—	(17,109,762)
Total distributions	—	(24,436,949)
From fund share transactions	(9,839,646)	105,809,113
Total increase (decrease)	(18,211,397)	139,128,091
Net assets
Beginning of period	459,977,764	320,849,673
End of period	$441,766,367	$459,977,764
Undistributed net investment income	$10,824,019	$3,798,567

20SEE NOTES TO FINANCIAL STATEMENTS

Financial highlights

The Financial highlights show how the fund's net asset value for a share has changed during the period.

Class A Shares Period ended	9-30-14	[1]	3-31-14	3-31-13	3-31-12		3-31-11	[2,3]	10-31-10	[4]	10-31-09	[4]
Per share operating performance
Net asset value, beginning of period	$9.33		$8.66	$8.22	$9.09		$11.26		$9.90		$7.97
Net investment income5	0.12		0.17 [6]	0.12	0.14		0.02		0.03		0.07
Net realized and unrealized gain (loss) on investments	(0.32)		0.97	0.54	(0.92	) [7]	0.79		1.39	[8]	2.54	[8]
Total from investment operations	(0.20)		1.14	0.66	(0.78)		0.81		1.42		2.61
Less distributions
From net investment income	—		(0.09)	(0.08)	(0.06)		(0.28)		(0.06)		(0.68)
From net realized gain	—		(0.38)	(0.14)	(0.05)		(2.70)		—		—
Total distributions	—		(0.47)	(0.22)	(0.11)		(2.98)		(0.06)		(0.68)
Contribution from adviser	—		—	—	0.02	[9]	—		—		—
Net asset value, end of period	$9.13		$9.33	$8.66	$8.22		$9.09		$11.26		$9.90
Total return (%)[10,11]	(2.14	) [12]	13.51	8.16	(8.20	) [9]	9.13	[12]	14.46		35.61
Ratios and supplemental data
Net assets, end of period (in millions)	$20		$18	$7	$3		$3		$3		$30
Ratios (as a percentage of average net assets):
Expenses before reductions	1.51	[13]	1.63	1.99	3.73		16.05	[13]	6.71		2.68
Expenses including reductions	1.50	[13]	1.60	1.60	1.60		1.77	[13]	1.85		1.85
Net investment income	2.52	[13]	1.85 [6]	1.52	1.68		0.48	[13]	0.33		0.88
Portfolio turnover (%)	13		38	27	21		12	[14]	80		123

1	Six months ended 9-30-14. Unaudited.
2	For the five month period ended 3-31-11. The fund changed its fiscal year end from October 31 to March 31.
3	After the close of business on 2-11-11, holders of Class A shares of the former Optique International Value Fund (the predecessor fund) became owners of an equal number of full and fractional Class A shares of the John Hancock International Value Equity Fund. These shares were first offered on 2-14-11. Additionally, the accounting and performance history of the Class A shares of the predecessor fund was redesignated as that of John Hancock International Value Equity Fund Class A.
4	Audited by previous independent registered public accounting firm.
5	Based on average daily shares outstanding.
6	Net investment income (loss) per share and ratio of net investment income (loss) to average net assets reflect a special dividend received by the fund which amounted to $0.04 and 0.41%, respectively.
7	The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the fund.
8	Includes redemption fees retained by the fund. Such redemption fees represent less than $0.01 per share.
9	In October 2011, the advisor made a voluntary payment to the fund of $6,950. Without this payment, performance would have been lower.
10	Does not reflect the effect of sales charges, if any.
11	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
12	Not annualized.
13	Annualized.
14	The portfolio turnover is shown for the period from 11-1-10 to 3-31-11.

SEE NOTES TO FINANCIAL STATEMENTS21

Class C Shares Period ended	9-30-14	[1]
Per share operating performance
Net asset value, beginning of period	$9.63
Net investment income2	0.01
Net realized and unrealized loss on investments	(0.49)
Total from investment operations	(0.48)
Net asset value, end of period	$9.15
Total return (%)	(4.98	) [3,4]
Ratios and supplemental data
Net assets, end of period (in millions)	—	[5]
Ratios (as a percentage of average net assets):
Expenses before reductions	17.67	[6]
Expenses including reductions	2.35	[6]
Net investment income	0.86	[6]
Portfolio turnover (%)	13	[7]

1	Period from inception date, 8-28-14, to 9-30-14. Unaudited.
2	Based on average daily shares outstanding.
3	Total returns would have been lower had certain expenses not been reduced during the period.
4	Not annualized.
5	Less than $500,000.
6	Annualized.
7	The portfolio turnover is shown for the period from 4-01-14 to 9-30-14.

22SEE NOTES TO FINANCIAL STATEMENTS

Class I Shares Period ended	9-30-14	[1]	3-31-14	3-31-13	3-31-12		3-31-11	[2]
Per share operating performance
Net asset value, beginning of period	$9.33		$8.66	$8.21	$9.09		$8.98
Net investment income3	0.13		0.20 [4]	0.13	0.19		0.02
Net realized and unrealized gain (loss) on investments	(0.32)		0.97	0.57	(0.95	) [5]	0.09
Total from investment operations	(0.19)		1.17	0.70	(0.76)		0.11
Less distributions
From net investment income	—		(0.12)	(0.11)	(0.09)		—
From net realized gain	—		(0.38)	(0.14)	(0.05)		—
Total distributions	—		(0.50)	(0.25)	(0.14)		—
Contribution from adviser	—		—	—	0.02	[6]	—
Net asset value, end of period	$9.14		$9.33	$8.66	$8.21		$9.09
Total return (%)[7]	(2.04	) [8]	13.87	8.61	(7.87	) [6]	1.22	[8]
Ratios and supplemental data
Net assets, end of period (in millions)	$8		$8	$6	$1		—	[9]
Ratios (as a percentage of average net assets):
Expenses before reductions	1.34	[10]	1.46	2.08	7.59		12.90	[10]
Expenses including reductions	1.29	[10]	1.29	1.28	1.18		1.18	[10]
Net investment income	2.74	[10]	2.20 [4]	1.52	2.36		1.89	[10]
Portfolio turnover (%)	13		38	27	21		12	[11]

1	Six months ended 9-30-14. Unaudited.
2	The inception date for Class I shares is 2-14-11.
3	Based on average daily shares outstanding.
4	Net investment income (loss) per share and ratio of net investment income (loss) to average net assets reflect a special dividend received by the fund which amounted to $0.04 and 0.41%, respectively.
5	The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the fund.
6	In October 2011, the advisor made a voluntary payment to the fund of $6,950. Without this payment, performance would have been lower.
7	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
8	Not annualized.
9	Less than $500,000.
10	Annualized.
11	The portfolio turnover is shown for the period from 11-1-10 to 3-31-11.

SEE NOTES TO FINANCIAL STATEMENTS23

Class R2 Shares Period ended	9-30-14	[1]	3-31-14	[2]
Per share operating performance
Net asset value, beginning of period	$9.35		$8.53
Net investment income3	0.10		0.19	[4]
Net realized and unrealized gain (loss) on investments	(0.30)		1.09
Total from investment operations	(0.20)		1.28
Less distributions
From net investment income	—		(0.08)
From net realized gain	—		(0.38)
Total distributions	—		(0.46)
Net asset value, end of period	$9.15		$9.35
Total return (%)[5]	(2.14	) [6]	15.38	[6]
Ratios and supplemental data
Net assets, end of period (in millions)	$2		$1
Ratios (as a percentage of average net assets):
Expenses before reductions	2.59	[7]	5.96	[7]
Expenses including reductions	1.68	[7]	1.68	[7]
Net investment income	2.11	[7]	2.84	[4,7]
Portfolio turnover (%)	13		38	[8]

1	Six months ended 9-30-14. Unaudited.
2	The inception date for Class R2 shares is 7-2-13.
3	Based on average daily shares outstanding.
4	Net investment income (loss) per share and ratio of net investment income (loss) to average net assets reflect a special dividend received by the fund which amounted to $0.04 and 0.41%, respectively.
5	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
6	Not annualized.
7	Annualized.
8	The portfolio turnover is shown for the period from 4-1-13 to 3-31-14.

24SEE NOTES TO FINANCIAL STATEMENTS

Class R4 Shares Period ended	9-30-14	[1]	3-31-14	[2]
Per share operating performance
Net asset value, beginning of period	$9.34		$8.53
Net investment income3	0.13		0.10	[4]
Net realized and unrealized gain (loss) on investments	(0.33)		1.20
Total from investment operations	(0.20)		1.30
Less distributions
From net investment income	—		(0.11)
From net realized gain	—		(0.38)
Total distributions	—		(0.49)
Net asset value, end of period	$9.14		$9.34
Total return (%)[5]	(2.14	) [6]	15.55	[6]
Ratios and supplemental data
Net assets, end of period (in millions)	—	[7]	—	[7]
Ratios (as a percentage of average net assets):
Expenses before reductions	17.10	[8]	15.49	[8]
Expenses including reductions	1.43	[8]	1.43	[8]
Net investment income	2.65	[8]	1.43	[4,8]
Portfolio turnover (%)	13		38	[9]

1	Six months ended 9-30-14. Unaudited.
2	The inception date for Class R4 shares is 7-2-13.
3	Based on average daily shares outstanding.
4	Net investment income (loss) per share and ratio of net investment income (loss) to average net assets reflect a special dividend received by the fund which amounted to $0.04 and 0.41%, respectively.
5	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
6	Not annualized.
7	Less than $500,000.
8	Annualized.
9	The portfolio turnover is shown for the period from 4-1-13 to 3-31-14.

SEE NOTES TO FINANCIAL STATEMENTS25

Class R6 Shares Period ended	9-30-14	[1]	3-31-14	[2]
Per share operating performance
Net asset value, beginning of period	$9.33		$8.53
Net investment income3	0.15		0.12	[4]
Net realized and unrealized gain (loss) on investments	(0.33)		1.20
Total from investment operations	(0.18)		1.32
Less distributions
From net investment income	—		(0.14)
From net realized gain	—		(0.38)
Total distributions	—		(0.52)
Net asset value, end of period	$9.15		$9.33
Total return (%)[5]	(1.93	) [6]	15.83	[6]
Ratios and supplemental data
Net assets, end of period (in millions)	—	[7]	—	[7]
Ratios (as a percentage of average net assets):
Expenses before reductions	18.07	[8]	16.37	[8]
Expenses including reductions	1.02	[8]	1.10	[8]
Net investment income	3.06	[8]	1.76	[4,8]
Portfolio turnover (%)	13		38	[9]

1	Six months ended 9-30-14. Unaudited.
2	The inception date for Class R6 shares is 7-2-13.
3	Based on average daily shares outstanding.
4	Net investment income (loss) per share and ratio of net investment income (loss) to average net assets reflect a special dividend received by the fund which amounted to $0.04 and 0.41%, respectively.
5	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
6	Not annualized.
7	Less than $500,000.
8	Annualized.
9	The portfolio turnover is shown for the period from 4-1-13 to 3-31-14.

26SEE NOTES TO FINANCIAL STATEMENTS

Class NAV Shares Period ended	9-30-14	[1]	3-31-14	3-31-13	3-31-12	[2]
Per share operating performance
Net asset value, beginning of period	$9.34		$8.66	$8.22	$7.21
Net investment income3	0.15		0.21 [4]	0.15	0.05
Net realized and unrealized gain (loss) on investments	(0.33)		0.99	0.55	0.96
Total from investment operations	(0.18)		1.20	0.70	1.01
Less distributions
From net investment income	—		(0.14)	(0.12)	—	[5]
From net realized gain	—		(0.38)	(0.14)	—
Total distributions	—		(0.52)	(0.26)	—	[5]
Net asset value, end of period	$9.16		$9.34	$8.66	$8.22
Total return (%)[6]	(1.93	) [7]	14.23	8.69	14.05	[7]
Ratios and supplemental data
Net assets, end of period (in millions)	$412		$433	$307	$114
Ratios (as a percentage of average net assets):
Expenses before reductions	1.03	[8]	1.03	1.08	1.08	[8]
Expenses including reductions	1.02	[8]	1.03	1.08	1.08	[8]
Net investment income	3.07	[8]	2.37 [4]	1.78	2.21	[8]
Portfolio turnover (%)	13		38	27	21	[9]

1	Six months ended 9-30-14. Unaudited.
2	The inception date for Class NAV shares is 12-16-11.
3	Based on average daily shares outstanding.
4	Net investment income (loss) per share and ratio of net investment income (loss) to average net assets reflect a special dividend received by the fund which amounted to $0.04 and 0.41%, respectively.
5	Less than $0.005 per share.
6	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
7	Not annualized.
8	Annualized.
9	The portfolio turnover is shown for the period from 4-1-11 to 3-31-12.

SEE NOTES TO FINANCIAL STATEMENTS27

Notes to financial statements (unaudited)

Note 1 — Organization

John Hancock International Value Equity Fund (the fund) is a series of John Hancock Funds III (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund is to seek long-term capital appreciation.

The fund may offer multiple classes of shares. The shares currently offered are detailed in the Statement of assets and liabilities. Class A and Class C shares are offered to all investors. Class I shares are offered to institutions and certain investors. Class R2 and Class R4 shares are available only to certain retirement plans. Class R6 shares are available only to certain retirement plans, institutions and other investors. Class NAV shares are offered to John Hancock affiliated funds of funds and certain 529 plans. Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, transfer agent fees, state registration fees and printing and postage for each class may differ.

Note 2 — Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund intends to qualify as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.

Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:

Security valuation. Investments are stated at value as of the close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 p.m., Eastern Time. In order to value the securities, the fund uses the following valuation techniques: Equity securities held by the fund are valued at the last sale price or official closing price on the exchange where the security was acquired or most likely will be sold. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Investments by the fund in open-end mutual funds, including John Hancock Collateral Investment Trust (JHCIT), are valued at their respective net asset values each business day. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rates supplied by an independent pricing vendor. Securities that trade only in the over-the-counter market are valued using bid prices. Certain short-term securities with maturities of 60 days or less at the time of purchase are valued at amortized cost.

Other fund securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund's Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed. Trading in foreign securities may be completed before the daily close of trading on the NYSE. Significant events at the issuer or market level may affect the values of securities between the time when the valuation of the securities is generally determined and the close of the NYSE. If a significant event occurs, these securities may be fair valued, as determined in good faith by the fund's Pricing Committee, following procedures established by the Board of Trustees. The fund uses fair value adjustment factors provided by an independent pricing vendor to value certain foreign securities in order to adjust for events that may occur between the close of foreign exchanges or markets and the close of the NYSE.

The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund's

28

own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy.

The following is a summary of the values by input classification of the fund's investments as of September 30, 2014, by major security category or type:

	Total market value at 9-30-14	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Common Stocks
Australia	$23,129,961	—	$23,129,961	—
Canada	34,131,035	$34,131,035	—	—
China	8,737,051	—	8,737,051	—
Denmark	3,731,161	—	3,731,161	—
Finland	3,317,627	—	3,317,627	—
France	40,412,952	—	40,412,952	—
Germany	49,435,964	—	49,435,964	—
Hong Kong	16,375,276	—	16,375,276	—
Ireland	3,072,368	—	3,072,368	—
Israel	4,034,036	—	4,034,036	—
Japan	78,911,149	—	78,911,149	—
Netherlands	27,477,941	—	27,477,941	—
Norway	4,306,150	—	4,306,150	—
Singapore	11,579,617	—	11,579,617	—
South Africa	3,358,144	—	3,358,144	—
Spain	3,414,434	—	3,414,434	—
Sweden	12,432,987	—	12,432,987	—
Switzerland	25,156,293	—	25,156,293	—
United Kingdom	69,617,888	—	69,617,888	—
Securities Lending Collateral	6,982,103	6,982,103	—	—
Short-Term Investments	13,988,000	—	13,988,000	—
Total Investments in Securities	$443,602,137	$41,113,138	$402,488,999	—

Repurchase agreements. The fund may enter into repurchase agreements. When the fund enters into a repurchase agreement, it receives collateral that is held in a segregated account by the fund's custodian, or for tri-party repurchase agreements, collateral is held at a third-party custodian bank in a segregated account for the benefit of the fund. The collateral amount is marked-to-market and monitored on a daily basis to ensure that the collateral held is in an amount not less than the principal amount of the repurchase agreement plus any accrued interest. Collateral received by the fund for repurchase agreements is disclosed in the Fund's investments as part of the caption related to the repurchase agreement.

Repurchase agreements are typically governed by the terms and conditions of the Master Repurchase Agreement and/or Global Master Repurchase Agreement (collectively, MRA). Upon an event of default, the non-defaulting party may close out all transactions traded under the MRA and net amounts owed. Absent an event of default, the MRA does not result in an offset of the reported amounts of assets and liabilities in the Statement of assets and liabilities. In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the collateral value may decline or the counterparty may have insufficient assets to pay back claims resulting from close-out of the transactions.

29

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Dividend income is recorded on the ex-date, except for dividends of foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Foreign taxes are provided for based on the fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.

Securities lending. The fund may lend its securities to earn additional income. The fund receives cash collateral from the borrower in an amount not less than the market value of the loaned securities. The fund will invest its collateral in JHCIT, an affiliate of the fund, which has a floating net asset value and is registered with the Securities and Exchange Commission (SEC) as an investment company. JHCIT invests cash received as collateral as part of the securities lending program in short-term money market investments. The fund will receive the benefit of any gains and bear any losses generated by JHCIT with respect to the cash collateral.

If a borrower fails to return loaned securities when due, then the lending agent is responsible and indemnifies the fund for the lent securities. The lending agent uses the collateral received from the borrower to purchase replacement securities of the same issue, type, class and series of the loaned securities. If the value of the collateral is less than the purchase cost of replacement securities, the lending agent is responsible for satisfying the shortfall but only to the extent that the shortfall is not due to any decrease in the value of JHCIT.

Although the risk of the loss of the securities lent is mitigated by receiving collateral from the borrower and through lending agent indemnification, the fund could experience a delay in recovering securities or could experience a lower than expected return if the borrower fails to return the securities on a timely basis. The fund may receive compensation for lending its securities by retaining a portion of the return on the investment of the collateral and compensation from fees earned from borrowers of the securities. Net income received from JHCIT is a component of securities lending income as recorded on the Statement of operations. Obligations to repay collateral received by the fund is shown on the Statement of assets and liabilities as Payable upon return of securities loaned.

Foreign currency translation. Assets, including investments and liabilities denominated in foreign currencies, are translated into U.S. dollar values each day at the prevailing exchange rate. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on the value of securities is reflected as a component of the realized and unrealized gains (losses) on investments.

Funds that invest internationally generally carry more risk than funds that invest strictly in U.S. securities. These risks are heightened for investments in emerging markets. Risks can result from differences in economic and political conditions, regulations, market practices (including higher transaction costs), accounting standards and other factors. Foreign investments are also subject to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

Foreign taxes. The fund may be subject to withholding tax on income and/or capital gains or repatriation taxes imposed by certain countries in which the fund invests. Taxes are accrued based upon investment income, realized gains or unrealized appreciation.

Line of credit. The fund may borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the fund's custodian agreement, the custodian may loan money to the fund to make properly authorized payments. The fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the maximum extent permitted by law, to the extent of any overdraft.

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In addition, the fund and other affiliated funds have entered into an agreement with Citibank N.A. that enables them to participate in a $300 million unsecured committed line of credit. A commitment fee, payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating fund on a pro rata basis and is reflected in other expenses on the Statement of operations. Commitment fees for the six months ended September 30, 2014, were $259. For the six months ended September 30, 2014, the fund had no borrowings under the line of credit.

Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund's relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, transfer agent fees, state registration fees and printing and postage, for all classes, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rates applicable to each class.

Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

As of March 31, 2014, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund's federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares and pays dividends and capital gain distributions, if any, annually.

Distributions paid by the fund with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class.

Such distributions, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to foreign currency transactions and investments in passive foreign investment companies.

Note 3 — Guarantees and indemnifications

Under the Trust's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.

Note 4 — Fees and transactions with affiliates

John Hancock Advisers, LLC (the Advisor) serves as investment advisor for the fund. John Hancock Funds, LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the fund. The Advisor and the Distributor are indirect, wholly owned subsidiaries of Manulife Financial Corporation (MFC).

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Management fee. The fund has an investment management agreement with the Advisor under which the fund pays a daily management fee to the Advisor equivalent, on an annual basis, to the sum of: (a) 0.900% of the first $100 million of the fund's average daily net assets; (b) 0.875% of the next $900 million of the fund's average daily net assets; (c) 0.850% of the next $1 billion of the fund's average daily net assets; (d) 0.825% of the next $1 billion of the fund's average daily net assets; (e) 0.800% of the next $1 billion of the fund's average daily net assets and (f) 0.775% of the fund's average daily net assets in excess of $4 billion. The Advisor has a subadvisory agreement with John Hancock Asset Management a division of Manulife Asset Management (US) LLC, an indirectly owned subsidiary of MFC and an affiliate of the Advisor. The fund is not responsible for payment of the subadvisory fees.

The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock complex, including the fund (the participating portfolios). The waiver equals, on an annualized basis, 0.01% of that portion of the aggregate net assets of all the participating portfolios that exceeds $75 billion but is less than or equal to $125 billion; 0.0125% of that portion of the aggregate net assets of all the participating portfolios that exceeds $125 billion but is less than or equal to $150 billion; and 0.015% of that portion of the aggregate net assets of all the participating portfolios that exceeds $150 billion. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. This arrangement may be amended or terminated at any time by the Advisor upon notice to the fund and with the approval of the Board of Trustees.

The Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the fund to the extent necessary to maintain the fund's total operating expenses at 1.60%, 2.35%, 1.29%, 1.68%, 1.43% and 1.10% of average annual net assets for Class A, Class C, Class I, Class R2, Class R4 and Class R6 shares, respectively. This agreement excludes certain expenses such as taxes, brokerage commissions, interest expense, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund's business, acquired fund fees and expenses paid indirectly and short dividend expense. These expense limitations shall remain in effect until at least June 30, 2015 for all classes except for Class C shares which shall remain in effect until at least June 30, 2016, unless renewed by mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at the time.

For Class R6 shares, the Advisor has contractually agreed to waive and/ or reimburse all class specific expense of the fund, including transfer agency fees and service fees, blue sky fees, and printing and postage, as applicable, to the extent they exceed 0.00% of average annual net assets. The fee waiver and/or reimbursement will continue in effect until June 30, 2015, unless renewed by mutual agreement of the fund and Advisor based upon a determination that this is appropriate under the circumstances at the time.

The expense reductions amounted to $692, $1,360, $2,161, $6,822, $8,766, $9,600, and $15,086 for Class A, Class C, Class I, Class R2, Class R4, Class R6 and Class NAV shares, respectively, for the six months ended September 30, 2014.

The investment management fees, including the impact of waivers and reimbursements as described above, incurred for the six months ended September 30, 2014 were equivalent to a net annual effective rate of 0.86% of the fund's average daily net asset.

Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred for the six months ended September 30, 2014 amounted to an annual rate of 0.01% of the fund's average daily net assets.

Distribution and service plans. The fund has a distribution agreement with the Distributor. The fund has adopted distribution and service plans with respect to Class A, Class C, Class R2, and Class R4 pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the fund. In addition, under a service plan for Class R2 and Class R4, the fund pays for certain other services. The fund may pay up to the following contractual rates of

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distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the fund's share

Class	Rule 12b-1 fee	Service fee	Class	Rule 12b-1 fee	Service fee
Class A	0.30%	—	Class R2	0.25%	0.25%
Class C	1.00%	—	Class R4	0.25%	0.10%

Currently, Class A shares are charged 0.25% for Rule 12b-1 fees.

The Distributor has contractually agreed to waive 0.10% of 12b-1 fees for Class R4 shares to limit the 12b-1 fees on Class R4 shares to 0.15% of the average daily net assets of Class R4 shares, until at least June 30, 2015, unless renewed by mutual agreement of the fund and the Distributor based upon a determination that this is appropriate under the circumstances at the time. Accordingly, the fee limitation amounted to $56 for Class R4 shares for the six months ended September 30, 2014.

Sales charges. Class A shares are assessed up-front sales charges, which resulted in payments to the Distributor amounting to $72,254 for the six months ended September 30, 2014. Of this amount, $12,187 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $60,022 was paid as sales commissions to broker-dealers and $45 was paid as sales commissions to sales personnel of Signator Investors, Inc., a broker-dealer affiliate of the Advisor.

Class A and Class C shares may be subject to contingent deferred sales charges (CDSCs). Certain Class A shares that are acquired through purchases of $1 million or more and are redeemed within one year of purchase are subject to a 1.00% sales charge. Class C shares that are redeemed within one year of purchase are subject to a 1.00% CDSC. CDSCs are applied to the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSCs are used to compensate the Distributor for providing distribution-related services in connection with the sale of these shares. During the six months ended September 30, 2014, there were no CDSCs received by the Distributor for Class A or Class C shares.

Transfer agent fees. The fund has a transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Advisor. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. The Signature Services Cost includes a component of allocated John Hancock corporate overhead for providing transfer agent services to the fund and to all other John Hancock affiliated funds. It also includes out-of-pocket expenses, including payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to five categories of share classes: Retail Share and Institutional Share Classes of Non-Municipal Bond Funds, Class R6 Shares, Retirement Share Classes and Municipal Bond Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.

Class level expenses. Class level expenses for the six months ended September 30, 2014 were:

Class	Distribution and service fees	Transfer agent fees	State registration fees	Printing and postage
Class A	$24,741	$12,684	$8,163	$2,406
Class C	89	11	1,375	3
Class I	—	4,880	7,355	914
Class R2	2,638	140	8,861	109
Class R4	141	10	8,861	37
Class R6	—	10	9,517	69
Total	$27,609	$17,735	$44,132	$3,538

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Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to each fund based on its net assets relative to other funds within the John Hancock group of funds complex.

Note 5 — Fund share transactions

Transactions in fund shares for the six months ended September 30, 2014 and for the year ended March 31, 2014 were as follows:

		Six months ended 9-30-14		Year ended 3-31-14
	Shares	Amount	Shares	Amount
Class A shares
Sold	396,234	$3,784,687	1,185,406	$10,582,199
Distributions reinvested	—	—	82,431	727,044
Repurchased	(123,257)	(1,177,872)	(220,373)	(1,999,433)
Net increase	272,977	$2,606,815	1,047,464	$9,309,810
Class C shares[1]
Sold	10,384	$100,000	—	—
Net increase	10,384	$100,000	—	—
Class I shares
Sold	76,163	$733,951	144,124	$1,307,769
Distributions reinvested	—	—	41,127	362,742
Repurchased	(17,743)	(168,317)	(51,387)	(476,315)
Net increase	58,420	$565,634	133,864	$1,194,196
Class R2 shares[2]
Sold	57,982	$563,650	127,696	$1,132,865
Repurchased	(7,438)	(71,423)	(3,178)	(29,319)
Net increase	50,544	$492,227	124,518	$1,103,546
Class R4 shares[2]
Sold	—	—	11,723	$100,000
Net increase	—	—	11,723	$100,000
Class R6 shares[2]
Sold	—	—	11,723	$100,000
Net increase	—	—	11,723	$100,000
Class NAV shares
Sold	806,652	$7,681,541	10,079,797	$87,417,169
Distributions reinvested	—	—	2,638,142	23,268,405
Repurchased	(2,236,478)	(21,285,863)	(1,823,021)	(16,684,013)
Net increase (decrease)	(1,429,826)	($13,604,322)	10,894,918	$94,001,561
Total net increase (decrease)	(1,037,501)	($9,839,646)	12,224,210	$105,809,113

1 The inception date for Class C shares is 8-28-14.

2 The inception date for Class R2, Class R4, and Class R6 shares is 7-2-13.

Affiliates of the fund owned 100%, 1%, 7%, 100%, 100% and 100% of shares of beneficial interest of Class C, Class I, Class R2, Class R4, Class R6 and Class NAV, respectively, on September 30, 2014.

Note 6 — Purchase and sale of securities

Purchases and sales of securities, other than short-term investments, amounted to $57,160,600 and $59,750,630, respectively, for the six months ended September 30, 2014.

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Note 7 — Investment by affiliated funds

Certain investors in the fund are affiliated funds that are managed by the Advisor and its affiliates. The affiliated funds do not invest in the fund for the purpose of exercising management or control; however, this investment may represent a significant portion of the fund's net assets. At September 30, 2014, funds within the John Hancock group of funds complex held 93.2% of the fund's net assets. The following funds had an affiliate ownership of 5% or more of the fund's net assets:

Fund	Affiliated Concentration
Lifestyle Growth Fund	36.0%
Lifestyle Balanced Fund	29.8%
Lifestyle Aggressive Fund	14.9%
Lifestyle Moderate Fund	5.8%

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Continuation of investment advisory and subadvisory agreements

Evaluation of Advisory and Subadvisory Agreements by the Board of Trustees

This section describes the evaluation by the Board of Trustees (the Board) of John Hancock Funds III (the Trust) of the Advisory Agreement (the Advisory Agreement) with John Hancock Advisers, LLC (the Advisor) and the Subadvisory Agreement (the Subadvisory Agreement) with John Hancock Asset Management a division of Manulife Asset Management (US) LLC (the Subadvisor), for John Hancock International Value Equity Fund (the fund). The Advisory Agreement and Subadvisory Agreement are collectively referred to as the Agreements. Prior to the June 23-25, 2014 meeting at which the Agreements were approved, the Board also discussed and considered information regarding the proposed continuation of the Agreements at an in-person meeting held on May 27-29, 2014.

Approval of Advisory and Subadvisory Agreements

At in-person meetings held on June 23-25, 2014, the Board, including the Trustees who are not considered to be interested persons of the Trust under the Investment Company Act of 1940, as amended (the 1940 Act) (the Independent Trustees), reapproved for an annual period the continuation of the Advisory Agreement between the Trust and the Advisor and the Subadvisory Agreement between the Advisor and the Subadvisor with respect to the fund.

In considering the Advisory Agreement and the Subadvisory Agreement, the Board received in advance of the meetings a variety of materials relating to the fund, the Advisor and the Subadvisor, including comparative performance, fee and expense information for a peer group of similar funds prepared by an independent third-party provider of fund data, performance information for an applicable benchmark index; and, with respect to the Subadvisor, comparative performance information for comparably managed accounts, as applicable, and other information provided by the Advisor and the Subadvisor regarding the nature, extent and quality of services provided by the Advisor and the Subadvisor under their respective Agreements, as well as information regarding the Advisor's revenues and costs of providing services to the fund and any compensation paid to affiliates of the Advisor. At the meetings at which the renewal of the Advisory Agreement and Subadvisory Agreement are considered, particular focus is given to information concerning fund performance, comparability of fees and total expenses, and profitability. However, the Board notes that the evaluation process with respect to the Advisor and the Subadvisor is an ongoing one. In this regard, the Board also took into account discussions with management and information provided to the Board at prior meetings with respect to the services provided by the Advisor and the Subadvisor to the fund, including quarterly performance reports prepared by management containing reviews of investment results and prior presentations from the Subadvisor with respect to the fund. The Board noted the affiliation of the Subadvisor with the Advisor, noting any potential conflicts of interest. The Board also considered the nature, quality, and extent of non-advisory services, if any, to be provided to the fund by the Advisor's affiliates, including distribution services.

Throughout the process, the Board asked questions of and requested additional information from management. The Board is assisted by counsel for the Trust and the Independent Trustees are also separately assisted by independent legal counsel throughout the process. The Independent Trustees also received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements and discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

Approval of Advisory Agreement

In approving the Advisory Agreement with respect to the fund, the Board, including the Independent Trustees, considered a variety of factors, including those discussed below. The Board also considered other factors (including conditions and trends prevailing generally in the economy, the securities markets, and the industry) and does not treat any single factor as determinative, and each Trustee may attribute different weights to different factors. The Board's conclusions may be based in part on its consideration of the advisory and subadvisory arrangements in prior years and on the Board's ongoing regular review of fund performance and operations throughout the year.

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Nature, extent, and quality of services. Among the information received by the Board from the Advisor relating to the nature, extent, and quality of services provided to the fund, the Board reviewed information provided by the Advisor relating to its operations and personnel, descriptions of its organizational and management structure, and information regarding the Advisor's compliance and regulatory history, including its Form ADV. The Board also noted that on a regular basis it receives and reviews information from the Trust's Chief Compliance Officer (CCO) regarding the fund's compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board also considered the Advisor's risk management processes. The Board considered that the Advisor is responsible for the management of the day-to-day operations of the fund, including, but not limited to, general supervision of and coordination of the services provided by the Subadvisor, and is also responsible for monitoring and reviewing the activities of the Subadvisor and third-party service providers.

In considering the nature, extent, and quality of the services provided by the Advisor, the Trustees also took into account their knowledge of the Advisor's management and the quality of the performance of the Advisor's duties, through Board meetings, discussions and reports during the preceding year and through each Trustee's experience as a Trustee of the Trust and of the other trusts in the complex.

In the course of their deliberations regarding the Advisory Agreement, the Board considered, among other things:

(a)	the skills and competency with which the Advisor has in the past managed the Trust's affairs and its subadvisory relationship, the Advisor's oversight and monitoring of the Subadvisor's investment performance and compliance programs, such as the Subadvisor's compliance with fund policies and objectives, review of brokerage matters, including with respect to trade allocation and best execution and the Advisor's timeliness in responding to performance issues;
(b)	the background, qualifications and skills of the Advisor's personnel;
(c)	the Advisor's compliance policies and procedures and its responsiveness to regulatory changes and mutual fund industry developments;
(d)	the Advisor's administrative capabilities, including its ability to supervise the other service providers for the fund;
(e)	the financial condition of the Advisor and whether it has the financial wherewithal to provide a high level and quality of services to the fund; and
(f)	the Advisor's reputation and experience in serving as an investment advisor to the Trust and the benefit to shareholders of investing in funds that are part of a family of funds offering a variety of investments.

The Board concluded that the Advisor may reasonably be expected to continue to provide a high quality of services under the Advisory Agreement with respect to the fund.

Investment performance. In considering the fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the fund's performance results. In connection with the consideration of the Advisory Agreement, the Board:

(a)	reviewed information prepared by management regarding the fund's performance;
(b)	considered the comparative performance of an applicable benchmark index;
(c)	considered the performance of comparable funds, if any, as included in the report prepared by an independent third-party provider of fund data; and
(d)	took into account the Advisor's analysis of the fund's performance and its plans and recommendations regarding the Trust's subadvisory arrangements generally.

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The Board noted that the fund underperformed its benchmark index for the one-year period and outperformed for the three- and five-year periods ended December 31, 2013 and the fund underperformed its peer group average for the one- and three-year periods and outperformed the average for the five-year period ended December 31, 2013. The Board took into account management's discussion of the fund's performance, noting the fund's favorable performance relative to the benchmark index for the three- and five-year periods and relative to the peer group for the five-year period. The Board concluded that the fund's performance has generally been in line with the historical performance of comparable funds and the fund's benchmark.

Fees and expenses. The Board reviewed comparative information prepared by an independent third-party provider of mutual fund data, including, among other data, the fund's contractual and net management fees (and subadvisory fees, to the extent available) and total expenses as compared to similarly situated investment companies deemed to be comparable to the fund. The Board considered the fund's ranking within a smaller group of peer funds chosen by the independent third-party provider, as well as the fund's ranking within a broader group of funds. In comparing the fund's contractual and net management fees to those of comparable funds, the Board noted that such fees include both advisory and administrative costs.

The Board noted that net management fees for the fund are lower than the peer group median and total expenses for the fund are higher than the peer group median. The Board took into account management's discussion of the fund's expenses, including action taken that will further reduce certain fund expenses. The Board also took into account management's discussion with respect to the advisory/subadvisory fee structure, including the amount of the advisory fee retained by the Advisor after payment of the subadvisory fee. The Board also noted that the Advisor pays the subadvisory fee. In addition, the Board took into account that the fund is subject to an expense cap until June 30, 2015 and that management had agreed, effective July 1, 2014, to implement an overall fee waiver across the complex, including the fund, which is discussed further below. The Board also noted actions taken over the past several years to reduce the fund's operating expenses. The Board also noted that, in addition, the Advisor is currently waiving fees and/or reimbursing expenses with respect to the fund and that the fund has breakpoints in its contractual management fee schedule that reduce management fees as assets increase. The Board also noted that the fund's distributor, an affiliate of the Advisor, has agreed to waive a portion of its Rule 12b-1 fee for a share class of the fund. The Board reviewed information provided by the Advisor concerning the investment advisory fee charged by the Advisor or one of its advisory affiliates to other clients (including other funds in the complex) having similar investment mandates, if any. The Board considered any differences between the Advisor's and Subadvisor's services to the fund and the services they provide to other comparable clients or funds. The Board concluded that the advisory fee paid with respect to the fund is reasonable.

Profitability/indirect benefits. In considering the costs of the services to be provided and the profits to be realized by the Advisor and its affiliates (including the Subadvisor) from the Advisor's relationship with the Trust, the Board:

(a)	reviewed financial information of the Advisor;
(b)	reviewed and considered information presented by the Advisor regarding the net profitability to the Advisor and its affiliates with respect to the fund;
(c)	received and reviewed profitability information with respect to the John Hancock fund complex as a whole;
(d)	received information with respect to the Advisor's allocation methodologies used in preparing the profitability data;
(e)	considered that the John Hancock insurance companies that are affiliates of the Advisor, as shareholders of the Trust directly or through their separate accounts, receive certain tax credits or deductions relating to foreign taxes paid and dividends received by certain funds of the Trust and noted that these tax benefits, which are not available to participants in qualified retirement plans under applicable income tax law, are reflected in the profitability analysis reviewed by the Board;
(f)	considered that the Advisor also provides administrative services to the fund on a cost basis pursuant to an administrative services agreement;

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(g)	noted that affiliates of the Advisor provide transfer agency services and distribution services to the fund, and that the fund's distributor also receives Rule 12b-1 payments to support distribution of the fund;
(h)	noted that the fund's Subadvisor is an affiliate of the Advisor;
(i)	noted that the Advisor also derives reputational and other indirect benefits from providing advisory services to the fund;
(j)	noted that the subadvisory fee for the fund is paid by the Advisor; and
(k)	considered that the Advisor should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the fund and the entrepreneurial risk that it assumes as Advisor.

Based upon its review, the Board concluded that the level of profitability, if any, of the Advisor and its affiliates (including the Subadvisor) from their relationship with the fund was reasonable and not excessive.

Economies of scale. In considering the extent to which economies of scale would be realized as the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders, the Board:

(a)	considered that the Advisor has agreed, effective July 1, 2014, to waive a portion of its management fee for the fund and each of the other John Hancock funds in the complex (except for those discussed below) (the Participating Portfolios) or otherwise reimburse the expenses of the Participating Portfolios as follows (the Reimbursement):
The Reimbursement shall equal, on an annualized basis, 0.01% of that portion of the aggregate net assets of all the Participating Portfolios that exceed $75 billion but is less than or equal to $125 billion, 0.0125% of that portion of the aggregate net assets of all the Participating Portfolios that exceed $125 billion but is less than or equal to $150 billion and 0.015% of that portion of the aggregate net assets of all the Participating Portfolios that exceeds $150 billion. (The funds that are not Participating Portfolios are the funds of funds in the complex, which benefit from such overall management fee waiver through their investment in underlying portfolios that include Participating Portfolios, which are subject to the Reimbursement.)
(b)	reviewed the fund's advisory fee structure and concluded that: (i) the fund's fee structure contains breakpoints at the subadvisory fee level and that such breakpoints are reflected as breakpoints in the advisory fees for the fund; and (ii) although economies of scale cannot be measured with precision, these arrangements permit shareholders of the fund to benefit from economies of scale if the fund grows. The Board also took into account management's discussion of the fund's advisory fee structure; and
(c)	the Board also considered the effect of the fund's growth in size on its performance and fees. The Board also noted that if the fund's assets increase over time, the fund may realize other economies of scale.

Approval of Subadvisory Agreement

In making its determination with respect to approval of the Subadvisory Agreement, the Board reviewed:

(1)	information relating to the Subadvisor's business, including current subadvisory services to the Trust (and other funds in the John Hancock family of funds);
(2)	the historical and current performance of the fund and comparative performance information relating to an applicable benchmark index and comparable funds; and
(3)	the subadvisory fee for the fund, including any breakpoints, and to the extent available, comparable fee information prepared by an independent third party provider of fund data.

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Nature, extent, and quality of services. With respect to the services provided by the Subadvisor, the Board received information provided to the Board by the Subadvisor, including the Subadvisor's Form ADV, as well as took into account information presented throughout the past year. The Board considered the Subadvisor's current level of staffing and its overall resources, as well as received information relating to the Subadvisor's compensation program. The Board reviewed the Subadvisor's history and investment experience, as well as information regarding the qualifications, background, and responsibilities of the Subadvisor's investment and compliance personnel who provide services to the fund. The Board also considered, among other things, the Subadvisor's compliance program and any disciplinary history. The Board also considered the Subadvisor's risk assessment and monitoring process. The Board reviewed the Subadvisor's regulatory history, including whether it was involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board noted that the Advisor conducts regular, periodic reviews of the Subadvisor and its operations, including regarding investment processes and organizational and staffing matters. The Board also noted that the Trust's CCO and his staff conduct regular, periodic compliance reviews with the Subadvisor and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Subadvisor and procedures reasonably designed to assure compliance with the federal securities laws. The Board also took into account the financial condition of the Subadvisor.

The Board considered the Subadvisor's investment process and philosophy. The Board took into account that the Subadvisor's responsibilities include the development and maintenance of an investment program for the fund that is consistent with the fund's investment objective, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also received information with respect to the Subadvisor's brokerage policies and practices, including with respect to best execution and soft dollars.

Subadvisor compensation. In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the fund, the Board noted that the fees under the Subadvisory Agreement are paid by the Advisor and not the fund. The Board also considered any potential conflicts of interest the Advisor might have in connection with the Subadvisory Agreement.

In addition, the Board considered other potential indirect benefits that the Subadvisor and its affiliates may receive from the Subadvisor's relationship with the fund, such as the opportunity to provide advisory services to additional funds in the John Hancock fund complex and reputational benefits.

Subadvisory fee. The Board considered that the fund pays an advisory fee to the Advisor and that, in turn, the Advisor pays a subadvisory fee to the Subadvisor. As noted above, the Board also considered the fund's subadvisory fee as compared to similarly situated investment companies deemed to be comparable to the fund as included in the report prepared by the independent third party provider of fund data, to the extent available. The Board noted that the limited size of the Lipper peer group was not sufficient for comparative purposes. The Board also took into account the subadvisory fee paid by the Advisor to the Subadvisor with respect to the fund to fees charged by the Subadvisor to manage other subadvised portfolios and portfolios not subject to regulation under the 1940 Act, as applicable.

Subadvisor performance. As noted above, the Board considered the fund's performance as compared to the fund's peer group and the benchmark index and noted that the Board reviews information about the fund's performance results at its regularly scheduled meetings. The Board noted the Advisor's expertise and resources in monitoring the performance, investment style and risk-adjusted performance of the Subadvisor. The Board was mindful of the Advisor's focus on the Subadvisor's performance. The Board also noted the Subadvisor's long-term performance record for similar accounts, as applicable.

The Board's decision to approve the Subadvisory Agreement was based on a number of determinations, including the following:

(1)	the Subadvisor has extensive experience and demonstrated skills as a manager;

40

(2)	the performance of the fund has generally been in line with the historical performance of comparable funds and the fund's benchmark;
(3)	the subadvisory fee is reasonable in relation to the level and quality of services being provided; and
(4)	subadvisory fee breakpoints are reflected as breakpoints in the advisory fees for the fund in order to permit shareholders to benefit from economies of scale if the fund grows.
* * *

Based on the Board's evaluation of all factors that the Board deemed to be material, including those factors described above, the Board, including the Independent Trustees, concluded that renewal of the Advisory Agreement and the Subadvisory Agreement would be in the best interest of the fund and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Advisory Agreement and Subadvisory Agreement for an additional one-year period.

41

More information

Trustees

James M. Oates, Chairperson
Steven R. Pruchansky, Vice Chairperson
Charles L. Bardelis*
Craig Bromley†
Peter S. Burgess*
William H. Cunningham
Grace K. Fey
Theron S. Hoffman*
Deborah C. Jackson
Hassell H. McClellan
Gregory A. Russo
Warren A. Thomson†

Officers

Andrew G. Arnott
President

John J. Danello
Senior Vice President, Secretary,
and Chief Legal Officer

Francis V. Knox, Jr.
Chief Compliance Officer

Charles A. Rizzo
Chief Financial Officer

Salvatore Schiavone
Treasurer

Investment advisor

John Hancock Advisers, LLC

Subadvisor

John Hancock Asset Management a division of Manulife Asset Management (US) LLC

Principal distributor

John Hancock Funds, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

John Hancock Signature Services, Inc.

Legal counsel

K&L Gates LLP

*Member of the Audit Committee
†Non-Independent Trustee

The fund's proxy voting policies and procedures, as well as the fund's proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.

The fund's complete list of portfolio holdings, for the first and third fiscal quarters, is filed with the SEC on Form N-Q. The fund's Form N-Q is available on our website and the SEC's website, sec.gov, and can be reviewed and copied (for a fee) at the SEC's Public Reference Room in Washington, DC. Call 800-SEC-0330 to receive information on the operation of the SEC's Public Reference Room.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-225-5291.

You can also contact us:
800-225-5291 jhinvestments.com	Regular mail: John Hancock Signature Services, Inc. P.O. Box 55913 Boston, MA 02205-5913	Express mail: John Hancock Signature Services, Inc. 30 Dan Road Canton, MA 02021

42

Family of funds

DOMESTIC EQUITY FUNDS

Balanced

Classic Value

Disciplined Value

Disciplined Value Mid Cap

Fundamental All Cap Core

Fundamental Large Cap Core

Fundamental Large Cap Value

Large Cap Equity

Select Growth

Small Cap Equity

Small Cap Value

Small Company

Strategic Growth

U.S. Equity

U.S. Global Leaders Growth

Value Equity

GLOBAL/INTERNATIONAL EQUITY FUNDS

Disciplined Value International

Emerging Markets

Global Equity

Global Opportunities

Global Shareholder Yield

Greater China Opportunities

International Core

International Growth

International Growth Equity

International Small Company

International Value Equity

INCOME FUNDS

Bond

California Tax-Free Income

Core High Yield

Emerging Markets Debt

Floating Rate Income

Focused High Yield

Global Income

Government Income

High Yield Municipal Bond

Income

Income Allocation

INCOME FUNDS (continued)

Investment Grade Bond

Massachusetts Tax-Free Income

Money Market

New York Tax-Free Income

Short Duration Credit Opportunities

Strategic Income Opportunities

Tax-Free Bond

ALTERNATIVE/SPECIALTY FUNDS

Absolute Return Currency

Alternative Asset Allocation

Enduring Equity

Financial Industries

Global Absolute Return Strategies

Global Conservative Absolute Return

Natural Resources

Redwood

Regional Bank

Seaport

Technical Opportunities

ASSET ALLOCATION PORTFOLIOS

Lifestyle Aggressive

Lifestyle Balanced

Lifestyle Conservative

Lifestyle Growth

Lifestyle Moderate

Retirement Choices (2010-2055)

Retirement Living (2010-2055)

Retirement Living II (2010-2055)

CLOSED-END FUNDS

Financial Opportunities

Hedged Equity & Income

Income Securities Trust

Investors Trust

Preferred Income

Preferred Income II

Preferred Income III

Premium Dividend

Tax-Advantaged Dividend Income

Tax-Advantaged Global Shareholder Yield Fund

The fund's investment objective, risks, charges, and expenses are included in the prospectuses and should be considered carefully before investing. For a prospectus, call your financial professional, call John Hancock Investments at 800-225-5291, or visit the fund's website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

43

John Hancock Investments

A trusted brand

John Hancock has helped individuals and institutions build and protect wealth since 1862. Today, we are one of America's strongest and most-recognized brands.

A better way to invest

As a manager of managers, we search the world to find proven portfolio teams with specialized expertise for every fund we offer, then apply vigorous investment oversight to ensure they continue to meet our uncompromising standards.

Results for investors

Our unique approach to asset management has led to a diverse set of investments deeply rooted in investor needs, along with strong risk-adjusted returns across asset classes.

John Hancock Funds, LLC ■ Member FINRA, SIPC 601 Congress Street ■ Boston, MA 02210-2805 800-225-5291 ■ jhinvestments.com
This report is for the information of the shareholders of John Hancock International Value Equity Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
MF202364	366SA 09/14 11/14

John Hancock

Strategic Growth Fund
Semiannual report 9/30/14

A message to shareholders

Dear fellow shareholder,

The economic expansion that began in 2009 continues, with moderate GDP growth in the United States and the unemployment rate down considerably from its peak. However, the scene outside the United States had become decidedly less robust by the end of September. China's economy, a key driver of global demand, was slowing, Japan's GDP contracted in the second quarter, and the International Monetary Fund warned of another eurozone recession unless more is done to stimulate economic growth there. Meanwhile, bond markets around the world have turned in positive performance as investors pursue yield where they can find it, and the risks of rising interest rates and central bank tightening have been pushed out further into the future.

In the absence of pronounced market dislocations, we believe investors are well served by sticking to a commonsense, diversified approach, one that includes a mix of equities, fixed-income, and alternative strategies that can offer added diversification potential. Although events like those taking place in Ukraine and the Middle East serve as reminders that all market environments carry risk, we believe the biggest risk investors face in today's market is not staying invested.

A new look

I am pleased to introduce you to our redesigned shareholder reports. As part of an effort to elevate the educational substance in our communications, we undertook an effort to make our reports more engaging and easier to navigate. Included in the changes are a performance snapshot that shows your fund's performance against that of its benchmark, and a Q&A with your fund's lead portfolio manager. We hope these enhancements give you better insight into your fund's activity and performance.

On behalf of everyone at John Hancock Investments, I'd like to take this opportunity to thank you for the continued trust you've placed in us.

Sincerely,

Andrew G. Arnott
President and Chief Executive Officer
John Hancock Investments

This commentary reflects the CEO's views as of September 30, 2014. They are subject to change at any time. For more up-to-date information, you can visit our website at jhinvestments.com.

John Hancock
Strategic Growth Fund

2	Your fund at a glance
4	Discussion of fund performance
8	A look at performance
10	Your expenses
12	Fund's investments
16	Financial statements
20	Financial highlights
24	Notes to financial statements
30	Continuation of investment advisory and subadvisory agreements
36	More information

1

Your fund at a glance

INVESTMENT OBJECTIVE

The fund seeks long-term capital appreciation.

AVERAGE ANNUAL TOTAL RETURNS AS OF 9/30/14 (%)

See page 8 for more complete performance information.

Russell 1000 Growth Index is an unmanaged index which measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. It is not possible to invest directly in an index.

Figures from Morningstar, Inc. include reinvested distributions and do not take into account sales charges. Actual load-adjusted performance is lower.

The past performance shown here reflects reinvested distributions and the beneficial effect of any expense reductions, and does not guarantee future results. Returns for periods shorter than one year are cumulative, and results for other share classes will vary. Shares will fluctuate in value and, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance cited, and can be found at jhinvestments.com or by calling 800-225-5291. For further information on the fund's objectives, risks, and strategy, see the fund's prospectuses.

2

PERFORMANCE HIGHLIGHTS OVER THE LAST SIX MONTHS

Certain sector strategies hampered performance

Stock selection in the consumer discretionary and healthcare sectors was a factor in the fund's relative underperformance.

Other strategies performed well

The fund benefited from stock selection in the information technology group.

Focus on making the fund less aggressive

During the period, we reduced the fund's risk profile by taking profits in some small-cap holdings and adding to larger, less-volatile positions.

PORTFOLIO COMPOSITION AS OF 9/30/14 (%)

A note about risks

Growth stocks may be more susceptible to earnings disappointments. Foreign investing has additional risks, such as currency and market volatility and political and social instability. Sector investing is subject to greater risks than the market as a whole. Because the fund may focus on particular sectors of the economy, its performance may depend on the performance of those sectors and investments focused on one sector may fluctuate more widely than investments diversified across sectors. Illiquid securities may be difficult to sell at a price approximating their value. The use of hedging and derivatives could produce disproportionate gains or losses and may increase costs. Please see the fund's prospectuses for additional risks.

3

Discussion of fund performance

An interview with Portfolio Manager W. Shannon Reid, CFA, John Hancock Asset Management

 W. Shannon Reid, CFA
Portfolio Manager
John Hancock Asset Management

The fund underperformed its benchmark, the Russell 1000 Growth Index. What factors caused this?

Based on our bottom-up investment approach, meaning that our investment decisions are made one stock at a time, rather than based on a top-down view of macroeconomic conditions, the fund was hurt by stock selection in the consumer discretionary and healthcare sectors, and by its overall positioning in consumer staples.

Can you discuss some of the individual stocks that were key detractors?

In the consumer discretionary sector, Las Vegas Sands Corp. posed particular challenges. This casino gaming company struggled in light of weaker-than-expected results in the Chinese territory of Macau, one of the world's most important gaming destinations. At period end, the fund continued to hold Las Vegas Sands because we still liked the outlook for this company in particular and Macau in general.

Another detractor in this sector was Tractor Supply Company, a retailer of farm products. Disappointing same-store sales and earnings growth weighed on the stock. Nevertheless, at period end we believe the recent sales shortfall is temporary and have retained the fund's position in the stock.

In consumer staples, natural foods retailer Whole Foods Market, Inc. hurt results. Whole Foods' struggles continued during the six months, as the company faced slowing profit growth and increased competition. Our concerns about weaker earnings and new business rivals led us to sell the fund's stake in this longtime holding in July.

In the healthcare sector, the fund was hurt relative to the benchmark both by poor-performing stocks it owned and outperforming benchmark components it either did not own or owned at inopportune times. As an example of these latter situations, the fund sold biotechnology company Gilead Sciences, Inc. in May based on our concerns about pricing of their Hepatitis C drug, Sovaldi. In subsequent months, however, Gilead's shares gained steadily, and in retrospect, it would have been helpful for the fund to have held this stock throughout the period.

4

"... the fund was hurt by stock selection in the consumer discretionary and healthcare sectors, and by its overall positioning in consumer staples."

Meanwhile, the fund did hold a position in Allscripts Healthcare Solutions Inc., a provider of information services for healthcare providers. When Allscripts failed to meet investors' projections for financial performance, the stock struggled in response. We continued to hold Allscripts in the fund at period end, however, as we thought the company's challenges would likely be temporary.

Other meaningful relative detractors for the six months included entertainment company AMC Networks, Inc. and Guidewire Software, Inc., both of which we sold from the fund during the period.

What holdings added to performance?

Despite some difficulty in the healthcare sector, the fund's top individual contributor, Celgene Corp., came from this group. The fund purchased this biotech stock at what we viewed as an attractive price, due to the market's concern about potential competition from a generic alternative to Revlimid, a specialized cancer treatment and Celgene's top-selling drug. A favorable legal outcome, however, gave investors more confidence in the strength of Celgene's patent protection, which provided a catalyst for the stock during the six months.

Within information technology, where the fund's stock picking was strongest, Facebook, Inc. did particularly well. The social networking leader continued to successfully execute its business strategy. This entailed increasing advertising revenue from mobile devices, a fast-growing market in

SECTOR COMPOSITION AS OF 9/30/14 (%)

5

"As the period progressed and the stock market advanced, we took steps to reduce exposure to some of the fund's higher-valuation, higher-volatility, smaller-cap investments."

which the company has a dominant share, and finding attractive new potential income streams, such as video.

Another strong performer in the information technology sector was Concur Technologies, Inc., a provider of corporate travel and expense-management software. The fund's timing was very good with this stock. We originally added Concur to the fund in July following a dip in its price. The fund subsequently benefited in September, when Concur agreed to be acquired by European software manufacturer SAP SE for a large premium. We sold the fund's stake in Concur shortly afterwards.

Another notable contributor was Anadarko Petroleum Corp., whose shares rose following a favorable legal settlement that lifted some uncertainty about the company's potential liability. We ultimately sold the fund's Anadarko stake, partly because the stock achieved our price target.

Other stocks adding meaningfully to performance on a relative basis were media company Time Warner Inc., biotechnology firm AbbVie, Inc., and Avago Technologies, Ltd., a maker of semiconductor devices.

TEN LARGEST HOLDINGS AS OF 9/30/14 (%)

Apple, Inc.	7.0
Microsoft Corp.	3.7
Facebook, Inc., Class A	3.1
Google, Inc., Class C	2.6
Google, Inc., Class A	2.4
Amazon.com, Inc.	2.4
Celgene Corp.	2.4
Amgen, Inc.	2.3
AbbVie, Inc.	2.3
Biogen Idec, Inc.	2.3
TOTAL	30.5
As a percentage of net assets.
Cash and cash equivalents are not included.

6

What is your thinking on positioning the fund?

As the period progressed and the stock market advanced, we took steps to reduce exposure to some of the fund's higher-valuation, higher-volatility, smaller-cap investments. Some of these were in the information technology sector. For example, we decided to eliminate the fund's stake in Guidewire Software Inc. and FireEye, Inc.

Meanwhile, we increased the fund's exposure to more conservative, larger-cap stocks characterized by stronger free cash flow and balance sheets, establishing a new position in Cisco Systems, Inc., and also adding to holdings in Microsoft Corp., Apple, Inc., and Google, Inc. These increases more than offset the other technology sales we mentioned, and, overall, the fund's exposure to this group rose. Other sector-related changes included cutting the fund's allocation to more cyclical market segments, such as industrials, while adding exposure to healthcare.

It's worth emphasizing, however, that most of these shifts were relatively modest. They were designed to make the fund less aggressive given what we saw as a modestly riskier investment environment, particularly in light of economic weakness in Europe as well as in China and other emerging markets.

MANAGED BY

W. Shannon Reid, CFA On the fund since 2011 Investing since 1981
David M. Chow, CFA On the fund since 2011 Investing since 1992
Curtis Ifill, CFA On the fund since 2001 Investing since 1996
Jay Zelko On the fund since 2011 Investing since 1987

The views expressed in this report are exclusively those of W. Shannon Reid, CFA, John Hancock Asset Management, and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund's investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

7

A look at performance

TOTAL RETURNS FOR THE PERIOD ENDED SEPTEMBER 30, 2014

Average annual total returns (%) with maximum sales charge			Cumulative total returns (%) with maximum sales charge
	1-year	Since inception[1]	6-month	1-year	Since inception[1]
Class A	10.22	18.27	-0.83	10.22	59.73
Class I2	16.41	20.90	4.56	16.41	69.88
Class NAV[2]	16.65	21.10	4.69	16.65	70.64
Index†	19.15	21.07	6.69	19.15	70.34

Performance figures assume all distributions are reinvested. Figures reflect maximum sales charge on Class A shares of 5%. Sales charges are not applicable to Class I and Class NAV shares.

The expense ratios of the fund, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectuses for the fund and may differ from those disclosed in the Financial highlights tables in this report. The expense ratios are as follows:

	Class A	Class I	Class NAV
Gross (%)	1.51	2.63	0.74
Net (%)	1.30	0.94	0.74

Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, the fund's current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800-225-5291 or visit the fund's website at jhinvestments.com.

The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The fund's performance results reflect any applicable fee waivers or expense reductions, without which the expenses increase and results would have been less favorable.

†	Index is the Russell 1000 Growth Index.

See the following page for footnotes.

8

This chart and table show what happened to a hypothetical $10,000 investment in John Hancock Strategic Growth Fund for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we've shown the same investment in the Russell 1000 Growth Index.

	Start date	With maximum sales charge ($)	Without sales charge ($)	Index ($)
Class I2	12-19-11	16,988	16,988	17,034
Class NAV[2]	12-19-11	17,064	17,064	17,034

Russell 1000 Growth Index is an unmanaged index which measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would have resulted in lower values.

Footnotes related to performance pages

1	From 12-19-11.
2	For certain types of investors, as described in the fund's prospectuses.

9

Your expenses

These examples are intended to help you understand your ongoing operating expenses of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds.

Understanding fund expenses

As a shareholder of the fund, you incur two types of costs:

•	Transaction costs, which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.
•	Ongoing operating expenses, including management fees, distribution and service fees (if applicable), and other fund expenses.

We are presenting only your ongoing operating expenses here.

Actual expenses/actual returns

This example is intended to provide information about the fund's actual ongoing operating expenses, and is based on the fund's actual return. It assumes an account value of $1,000.00 on April 1, 2014, with the same investment held until September 30, 2014.

	Account value on 4-1-2014	Ending value on 9-30-2014	Expenses paid during period ended 9-30-2014[1]	Annualized expense ratio
Class A	$1,000.00	$1,043.90	$6.66	1.30%
Class C2	1,000.00	987.90	1.84	2.05%
Class I	1,000.00	1,045.60	4.82	0.94%
Class NAV	1,000.00	1,046.90	3.69	0.72%

Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at September 30, 2014, by $1,000.00, then multiply it by the "expenses paid" for your share class from the table above. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:

10

Hypothetical example for comparison purposes

This table allows you to compare the fund's ongoing operating expenses with those of any other fund. It provides an example of the fund's hypothetical account values and hypothetical expenses based on each class's actual expense ratio and an assumed 5% annualized return before expenses (which is not the fund's actual return). It assumes an account value of $1,000.00 on April 1, 2014, with the same investment held until September 30, 2014. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

	Account value on 4-1-2014	Ending value on 9-30-2014	Expenses paid during period ended 9-30-2014[1]	Annualized expense ratio
Class A	$1,000.00	$1,018.60	$6.58	1.30%
Class C	1,000.00	1,014.80	10.35	2.05%
Class I	1,000.00	1,020.40	4.76	0.94%
Class NAV	1,000.00	1,021.50	3.65	0.72%

Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectuses for details regarding transaction costs.

1	Expenses are equal to the fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).
2	The inception date for Class C shares is 8-28-14. Expenses are equal to the fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 33/365 (to reflect the period).

11

Fund's investments

As of 9-30-14 (Unaudited)
	Shares	Value
Common Stocks 97.4%		$2,087,499,376
(Cost $1,804,398,640)
Consumer Discretionary 18.9%		404,046,146
Hotels, Restaurants & Leisure 2.4%
Las Vegas Sands Corp.	336,817	20,953,386
Starbucks Corp.	409,898	30,930,903
Household Durables 0.7%
Mohawk Industries, Inc. (I)	107,733	14,524,563
Internet & Catalog Retail 4.9%
Amazon.com, Inc. (I)	159,288	51,360,823
The Priceline Group, Inc. (I)	29,975	34,728,436
TripAdvisor, Inc. (I)	197,208	18,028,755
Media 5.4%
Comcast Corp., Class A	872,340	46,914,445
The Walt Disney Company	468,241	41,687,496
Time Warner, Inc.	355,964	26,772,052
Specialty Retail 5.5%
Lowe's Companies, Inc.	915,421	48,444,079
The Home Depot, Inc.	496,098	45,512,031
Tractor Supply Company	393,256	24,189,177
Consumer Staples 4.3%		91,521,544
Food & Staples Retailing 1.5%
Costco Wholesale Corp.	259,603	32,533,448
Tobacco 2.8%
Altria Group, Inc.	455,854	20,941,933
Philip Morris International, Inc.	456,189	38,046,163
Energy 5.5%		118,785,166
Energy Equipment & Services 1.9%
Halliburton Company	255,120	16,457,791
Schlumberger, Ltd.	246,363	25,052,653
Oil, Gas & Consumable Fuels 3.6%
ConocoPhillips	278,559	21,315,335
Hess Corp.	225,176	21,238,600
Occidental Petroleum Corp.	221,881	21,333,858
Valero Energy Corp.	289,322	13,386,929
Financials 4.1%		88,125,755
Banks 2.5%
Citigroup, Inc.	497,141	25,761,847
Signature Bank (I)	250,479	28,068,677

12SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Financials (continued)
Real Estate Investment Trusts 1.6%
Crown Castle International Corp.	425,869	$34,295,231
Health Care 19.8%		424,430,336
Biotechnology 9.9%
Alexion Pharmaceuticals, Inc. (I)	153,880	25,516,382
Amgen, Inc.	356,745	50,108,403
Biogen Idec, Inc. (I)	149,768	49,544,752
Celgene Corp. (I)	541,259	51,300,528
Gilead Sciences, Inc. (I)	328,881	35,009,382
Health Care Providers & Services 1.5%
AmerisourceBergen Corp.	200,309	15,483,886
Catamaran Corp. (I)	431,117	18,171,582
Health Care Technology 0.8%
Allscripts Healthcare Solutions, Inc. (I)	1,257,105	16,864,064
Life Sciences Tools & Services 1.0%
Thermo Fisher Scientific, Inc.	175,559	21,365,530
Pharmaceuticals 6.6%
AbbVie, Inc.	861,888	49,782,651
Bristol-Myers Squibb Company	776,612	39,747,002
Johnson & Johnson	216,604	23,087,820
Mylan, Inc. (I)	625,376	28,448,354
Industrials 10.3%		219,607,817
Aerospace & Defense 2.1%
The Boeing Company	354,861	45,202,194
Air Freight & Logistics 1.5%
FedEx Corp.	195,628	31,584,141
Electrical Equipment 0.6%
Eaton Corp. PLC	206,658	13,095,917
Machinery 2.6%
Cummins, Inc.	201,250	26,560,975
Wabtec Corp.	359,553	29,138,175
Road & Rail 3.5%
Kansas City Southern	100,409	12,169,571
Norfolk Southern Corp.	286,864	32,014,022
Union Pacific Corp.	275,252	29,842,822
Information Technology 31.0%		665,002,279
Communications Equipment 1.9%
Cisco Systems, Inc.	1,034,147	26,029,480
QUALCOMM, Inc.	194,354	14,531,849

SEE NOTES TO FINANCIAL STATEMENTS13

	Shares	Value
Information Technology (continued)
Electronic Equipment, Instruments & Components 1.0%
TE Connectivity, Ltd.	370,776	$20,500,205
Internet Software & Services 9.2%
Demandware, Inc. (I)	196,140	9,987,449
Facebook, Inc., Class A (I)	853,274	67,442,777
Google, Inc., Class A (I)	88,731	52,210,208
Google, Inc., Class C (I)	96,535	55,735,448
Twitter, Inc. (I)	243,006	12,534,249
IT Services 3.4%
Alliance Data Systems Corp. (I)	125,826	31,238,821
Visa, Inc., Class A	198,834	42,425,211
Semiconductors & Semiconductor Equipment 1.0%
Avago Technologies, Ltd.	249,266	21,686,142
Software 7.5%
Microsoft Corp.	1,697,062	78,675,794
Oracle Corp.	666,532	25,514,845
ServiceNow, Inc. (I)	219,006	12,873,173
Tableau Software, Inc., Class A (I)	214,670	15,595,776
VMware, Inc., Class A (I)	292,884	27,484,235
Technology Hardware, Storage & Peripherals 7.0%
Apple, Inc.	1,494,160	150,536,617
Materials 3.5%		75,980,333
Chemicals 2.4%
PPG Industries, Inc.	134,533	26,468,022
The Sherwin-Williams Company	114,653	25,107,860
Metals & Mining 1.1%
Nucor Corp.	449,603	24,404,451
	Par value	Value
Short-Term Investments 0.7%		$14,802,000
(Cost $14,802,000)
Repurchase Agreement 0.7%		14,802,000
Repurchase Agreement with State Street Corp. dated 9-30-14 at 0.000% to be repurchased at $14,802,000 on 10-1-14, collateralized by $15,195,000 U.S. Treasury Notes, 1.250% due 10-31-18 (valued at $15,100,031, including interest)	$14,802,000	14,802,000
Total investments (Cost $1,819,200,640)† 98.1%		$2,102,301,376
Other assets and liabilities, net 1.9%		$40,074,422
Total net assets 100.0%		$2,142,375,798

14SEE NOTES TO FINANCIAL STATEMENTS

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
(I)	Non-income producing security.
†	At 9-30-14, the aggregate cost of investment securities for federal income tax purposes was $1,820,889,271. Net unrealized appreciation aggregated $281,412,105, of which $305,991,386 related to appreciated investment securities and $24,579,281 related to depreciated investment securities.

SEE NOTES TO FINANCIAL STATEMENTS15

Financial statements

STATEMENT OF ASSETS AND LIABILITIES 9-30-14 (unaudited)

Assets
Investments in unaffiliated issuers, at value (Cost $1,819,200,640)	$2,102,301,376
Total investments, at value (Cost $1,819,200,640)	2,102,301,376
Cash	18,989,284
Receivable for investments sold	57,425,081
Receivable for fund shares sold	578
Dividends and interest receivable	1,868,289
Receivable for securities lending income	1,392
Receivable due from advisor	208
Other receivables and prepaid expenses	41,874
Total assets	2,180,628,082
Liabilities
Payable for investments purchased	26,489,843
Payable for fund shares repurchased	11,490,897
Payable to affiliates
Accounting and legal services fees	99,065
Transfer agent fees	2,837
Trustees' fees	2,369
Other liabilities and accrued expenses	167,273
Total liabilities	38,252,284
Net assets	$2,142,375,798
Net assets consist of
Paid-in capital	$1,696,561,503
Undistributed net investment income	7,231,004
Accumulated net realized gain (loss) on investments	155,482,555
Net unrealized appreciation (depreciation) on investments	283,100,736
Net assets	$2,142,375,798

16SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES (continued)

Net asset value per share
Based on net asset values and shares outstanding-the fund has an unlimited number of shares authorized with no par value
Class A ($11,247,173 ÷ 695,322 shares)[1]	$16.18
Class C ($140,648 ÷ 8,632 shares)	$16.29
Class I ($2,223,506 ÷ 136,522 shares)	$16.29
Class NAV ($2,128,764,471 ÷ 130,507,490 shares)	$16.31
Maximum offering price per share
Class A (net asset value per share ÷ 95%)[2]	$17.03

1	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
2	On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

SEE NOTES TO FINANCIAL STATEMENTS17

STATEMENT OF OPERATIONS  For the six months ended 9-30-14 (unaudited)

Investment income
Dividends	$12,852,232
Securities lending	21,261
Total investment income	12,873,493
Expenses
Investment management fees	6,649,172
Distribution and service fees	16,164
Accounting and legal services fees	144,785
Transfer agent fees	8,138
Trustees' fees	10,133
State registration fees	19,138
Printing and postage	1,718
Professional fees	32,032
Custodian fees	129,468
Registration and filing fees	52,407
Other	14,836
Total expenses	7,077,991
Less expense reductions	(79,535)
Net expenses	6,998,456
Net investment income	5,875,037
Realized and unrealized gain (loss)
Net realized gain (loss) on
Investments in unaffiliated issuers	82,382,489
Investments in affiliated issuers	(517)
82,381,972
Change in net unrealized appreciation (depreciation) of
Investments in unaffiliated issuers	1,838,015
Investments in affiliated issuers	(892)
1,837,123
Net realized and unrealized gain	84,219,095
Increase in net assets from operations	$90,094,132

18SEE NOTES TO FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS

	Six months ended 9-30-14	Year ended
	(unaudited)	3-31-14
Increase (decrease) in net assets
From operations
Net investment income	$5,875,037	$3,262,930
Net realized gain	82,381,972	129,670,522
Change in net unrealized appreciation (depreciation)	1,837,123	169,983,842
Increase in net assets resulting from operations	90,094,132	302,917,294
Distributions to shareholders
From net investment income
Class I	—	(2,416)
Class NAV	—	(5,281,030)
From net realized gain
Class A	—	(287,371)
Class I	—	(38,354)
Class NAV	—	(49,131,097)
Total distributions	—	(54,740,268)
From fund share transactions	588,396,082	196,795,714
Total increase	678,490,214	444,972,740
Net assets
Beginning of period	1,463,885,584	1,018,912,844
End of period	$2,142,375,798	$1,463,885,584
Undistributed net investment income	$7,231,004	$1,355,967

SEE NOTES TO FINANCIAL STATEMENTS19

Financial highlights

The Financial highlights show how the fund's net asset value for a share has changed during the period.

Class A Shares Period ended	9-30-14	[1]	3-31-14	3-31-13	3-31-12	[2]
Per share operating performance
Net asset value, beginning of period	$15.50		$12.62	$12.14	$10.00
Net investment income (loss)3	—	[4]	(0.04)	0.02	(0.01)
Net realized and unrealized gain on investments	0.68		3.46	0.49	2.15
Total from investment operations	0.68		3.42	0.51	2.14
Less distributions
From net investment income	—		—	—	—	[4]
From net realized gain	—		(0.54)	(0.03)	—
Total distributions	—		(0.54)	(0.03)	—	[4]
Net asset value, end of period	$16.18		$15.50	$12.62	$12.14
Total return (%)[5,6]	4.39	[7]	27.27	4.25	21.41	[7]
Ratios and supplemental data
Net assets, end of period (in millions)	$11		$10	$5	$3
Ratios (as a percentage of average net assets):
Expenses before reductions	1.35	[8]	1.51	2.01	2.05	[8]
Expenses including reductions	1.30	[8]	1.30	1.30	1.30	[8]
Net investment income (loss)	0.03	[8]	(0.29)	0.18	(0.32	) [8]
Portfolio turnover (%)	55		91	100	26

1	Six months ended 9-30-14. Unaudited.
2	Period from 12-19-11 (commencement of operations) to 3-31-12.
3	Based on average daily shares outstanding.
4	Less than $0.005 per share.
5	Does not reflect the effect of sales charges, if any.
6	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
7	Not annualized.
8	Annualized.

20SEE NOTES TO FINANCIAL STATEMENTS

Class C Shares Period ended	9-30-14	[1]
Per share operating performance
Net asset value, beginning of period	$16.49
Net investment income2	0.01
Net realized and unrealized loss on investments	(0.21)
Total from investment operations	(0.20)
From net investment income	—
Total distributions	—
Net asset value, end of period	$16.29
Total return (%)[3]	(1.21	) [4]
Ratios and supplemental data
Net assets, end of period (in millions)	—	[5]
Ratios (as a percentage of average net assets):
Expenses before reductions	16.88	[6]
Expenses including reductions	2.05	[6]
Net investment loss	0.64	[6]
Portfolio turnover (%)	55	[7]

1	The inception date for Class C shares is 8-28-14.
2	Based on average daily shares outstanding.
3	Total returns would have been lower had certain expenses not been reduced during the period.
4	Not annualized.
5	Less than $500,000.
6	Annualized.
7	The portfolio turnover is shown for the period from 4-1-14 to 9-30-14.

SEE NOTES TO FINANCIAL STATEMENTS21

Class I Shares Period ended	9-30-14	[1]	3-31-14	3-31-13	3-31-12	[2]
Per share operating performance
Net asset value, beginning of period	$15.58		$12.67	$12.16	$10.00
Net investment income3	0.03		0.01	0.06	—	[4]
Net realized and unrealized gain on investments	0.68		3.47	0.50	2.16
Total from investment operations	0.71		3.48	0.56	2.16
Less distributions
From net investment income	—		(0.03)	(0.02)	—	[4]
From net realized gain	—		(0.54)	(0.03)	—
Total distributions	—		(0.57)	(0.05)	—	[4]
Net asset value, end of period	$16.29		$15.58	$12.67	$12.16
Total return (%)[5]	4.56	[6]	27.68	4.62	21.63	[6]
Ratios and supplemental data
Net assets, end of period (in millions)	$2		$2	$1	—	[7]
Ratios (as a percentage of average net assets):
Expenses before reductions	1.67	[8]	2.62	5.88	11.44	[8]
Expenses including reductions	0.94	[8]	0.94	0.94	0.94	[8]
Net investment income	0.39	[8]	0.09	0.51	0.14	[8]
Portfolio turnover (%)	55		91	100	26

1	Six months ended 9-30-14. Unaudited.
2	Period from 12-19-11 (commencement of operations) to 3-31-12.
3	Based on average daily shares outstanding.
4	Less than $0.005 per share.
5	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
6	Not annualized.
7	Less than $500,000.
8	Annualized.

22SEE NOTES TO FINANCIAL STATEMENTS

Class NAV Shares Period ended	9-30-14	[1]	3-31-14	3-31-13	3-31-12	[2]
Per share operating performance
Net asset value, beginning of period	$15.58		$12.67	$12.16	$10.00
Net investment income3	0.05		0.04	0.08	—	[4]
Net realized and unrealized gain on investments	0.68		3.47	0.50	2.16
Total from investment operations	0.73		3.51	0.58	2.16
Less distributions
From net investment income	—		(0.06)	(0.04)	—	[4]
From net realized gain	—		(0.54)	(0.03)	—
Total distributions	—		(0.60)	(0.07)	—	[4]
Net asset value, end of period	$16.31		$15.58	$12.67	$12.16
Total return (%)[5]	4.69	[6]	27.88	4.80	21.63	[6]
Ratios and supplemental data
Net assets, end of period (in millions)	$2,129		$1,452	$1,013	$336
Ratios (as a percentage of average net assets):
Expenses before reductions	0.73	[7]	0.74	0.78	0.85	[7]
Expenses including reductions	0.72	[7]	0.73	0.78	0.85	[7]
Net investment income	0.61	[7]	0.26	0.71	0.15	[7]
Portfolio turnover (%)	55		91	100	26

1	Six months ended 9-30-14. Unaudited.
2	Period from 12-19-11 (commencement of operations) to 3-31-12.
3	Based on average daily shares outstanding.
4	Less than $0.005 per share.
5	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
6	Not annualized.
7	Annualized.

SEE NOTES TO FINANCIAL STATEMENTS23

Notes to financial statements (unaudited)

Note 1 — Organization

John Hancock Strategic Growth Fund (the fund) is a series of John Hancock Funds III (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund is to seek long-term capital appreciation.

The fund may offer multiple classes of shares. The shares currently offered are detailed in the Statement of assets and liabilities. Class A and Class C shares are offered to all investors. Class I shares are offered to institutions and certain investors. Class NAV shares are offered to John Hancock affiliated funds of funds and certain 529 plans. Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, and transfer agent fees, state registration fees and printing and postage for each class may differ.

Note 2 — Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund intends to qualify as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.

Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund.

Security valuation. Investments are stated at value as of the close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 p.m., Eastern Time. In order to value the securities, the fund uses the following valuation techniques: Equity securities held by the fund are valued at the last sale price or official closing price on the exchange where the security was acquired or most likely will be sold. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Investments by the fund in open-end mutual funds, including John Hancock Collateral Investment Trust (JHCIT), are valued at their respective net asset values each business day. Certain short-term securities with maturities of 60 days or less at the time of purchase are valued at amortized cost. Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund's Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed.

The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund's own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy.

As of September 30, 2014, all investments are categorized as Level 1 under the hierarchy described above except repurchase agreements, which are categorized as Level 2.

Repurchase agreements. The fund may enter into repurchase agreements. When the fund enters into a repurchase agreement, it receives collateral that is held in a segregated account by the fund's custodian. The collateral amount is marked-to-market and monitored on a daily basis to ensure that the collateral held is in an amount not less than the principal amount of the repurchase agreement plus any accrued interest. Collateral received by the fund for repurchase agreements is disclosed in the Fund's investments as part of the caption related to the repurchase agreement.

24

Repurchase agreements are typically governed by the terms and conditions of the Master Repurchase Agreement and/or Global Master Repurchase Agreement (collectively, MRA). Upon an event of default, the non-defaulting party may close out all transactions traded under the MRA and net amounts owed. Absent an event of default, the MRA does not result in an offset of the reported amounts of assets and liabilities in the Statement of assets and liabilities. In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the collateral value may decline or the counterparty may have insufficient assets to pay back claims resulting from close-out of the transactions.

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Dividend income is recorded on the ex-date, except for dividends of foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.

Securities lending. The fund may lend its securities to earn additional income. The fund receives cash collateral from the borrower in an amount not less than the market value of the loaned securities. The fund will invest its collateral in JHCIT, an affiliate of the fund, which has a floating net asset value and is registered with the Securities and Exchange Commission as an investment company. JHCIT invests cash received as collateral as part of the securities lending program in short-term money market investments. The fund will receive the benefit of any gains and bear any losses generated by JHCIT with respect to the cash collateral.

If a borrower fails to return loaned securities when due, then the lending agent is responsible and indemnifies the fund for the lent securities. The lending agent uses the collateral received from the borrower to purchase replacement securities of the same issue, type, class and series of the loaned securities. If the value of the collateral is less than the purchase cost of replacement securities, the lending agent is responsible for satisfying the shortfall but only to the extent that the shortfall is not due to any decrease in the value of JHCIT.

Although the risk of the loss of the securities lent is mitigated by receiving collateral from the borrower and through lending agent indemnification, the fund could experience a delay in recovering securities or could experience a lower than expected return if the borrower fails to return the securities on a timely basis. The fund may receive compensation for lending its securities by retaining a portion of the return on the investment of the collateral and compensation from fees earned from borrowers of the securities. Net income received from JHCIT is a component of securities lending income as recorded on the Statement of operations.

Obligations to repay collateral received by the fund is shown on the Statement of assets and liabilities as Payable upon return of securities loaned.

Line of credit. The fund may borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the fund's custodian agreement, the custodian may loan money to the fund to make properly authorized payments. The fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the maximum extent permitted by law, to the extent of any overdraft.

In addition, the fund and other affiliated funds have entered into an agreement with Citibank N.A. that enables them to participate in a $300 million unsecured committed line of credit. A commitment fee, payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating fund on a pro rata basis and is reflected in other expenses on the Statement of operations. Commitment fees for the six months ended September 30, 2014 were $442. For the six months ended September 30, 2014, the fund had no borrowings under the line of credit.

Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an

25

equitable manner, taking into consideration, among other things, the nature and type of expense and the fund's relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, transfer agent fees, state registration fees and printing and postage, for all classes, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rates applicable to each class.

Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

As of March 31, 2014, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund's federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares and pays dividends and capital gain distributions, if any, annually.

Distributions paid by the fund with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class.

Such distributions, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to wash sale loss deferrals.

Note 3 — Guarantees and indemnifications

Under the Trust's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.

Note 4 — Fees and transactions with affiliates

John Hancock Advisers, LLC (the Advisor) serves as investment advisor for the fund. John Hancock Funds, LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the fund. The Advisor and the Distributor are indirect, wholly owned subsidiaries of Manulife Financial Corporation (MFC).

Management Fee. The fund has an investment management agreement with the Advisor under which the fund pays a daily management fee to the Advisor equivalent, on an annual basis, to the sum of: (a) 0.725% of the first $500 million of the fund's average daily net assets; (b) 0.700% of the next $500 million of the funds average daily net assets; (c) 0.675% of the next $500 million of the funds average daily net assets; and (d) 0.650% of the fund's average daily net assets in excess of $1.5 billion. The Advisor has a subadvisory agreement with John Hancock Asset Management a division of Manulife Asset Management (US) LLC, an indirectly owned subsidiary of MFC and an affiliate of the Advisor. The fund is not responsible for payment of the subadvisory fees.

The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock complex, including the fund (the participating portfolios). The waiver equals, on an annualized basis, 0.01% of that portion of the aggregate net assets of all the participating portfolios that exceeds $75 billion but is less than

26

or equal to $125 billion; 0.0125% of that portion of the aggregate net assets of all the participating portfolios that exceeds $125 billion but is less than or equal to $150 billion; and 0.015% of that portion of the aggregate net assets of all the participating portfolios that exceeds $150 billion. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. This arrangement may be amended or terminated at any time by the Advisor upon notice to the fund and with the approval of the Board of Trustees.

The Advisor has contractually agreed to waive all of a portion of its management fee and reimburse or pay operating expenses of the fund to the extent necessary to maintain the fund's total operating expenses at 1.30%, 2.05% and 0.94% for Class A, Class C and Class I shares, respectively. This agreement excludes certain expenses such as taxes, brokerage commissions, interest expense, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund's business, acquired fund fees and expenses paid indirectly and short dividend expense. The current expense limitation agreement expires on June 30, 2015 for Class A and Class I shares, and June 30, 2016 for Class C shares, unless renewed by the mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at the time.

The expense reductions described above amounted to $2,858, $1,361, $7,810 and $67,506 for Class A, Class C, Class I and Class NAV shares, respectively, for the six months ended September 30, 2014.

The investment management fees incurred for the six months ended September 30, 2014 were equivalent to a net annual effective rate of 0.68% of the fund's average daily net assets

Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred for the six months ended September 30, 2014 amounted to an annual rate of 0.01% of the fund's average daily net assets.

Distribution and service plans. The fund has a distribution agreement with the Distributor. The fund has adopted distribution and service plans with respect to Class A and Class C shares, pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the fund. The fund may pay up to the following contractual rates of distribution and service fees under the arrangements, expressed as an annual percentage of average daily net assets for each class of the fund's shares.

Class	Rule 12b-1 Fee
Class A	0.30%
Class C	1.00%

Sales Charges. Class A shares are assessed up-front sales charges, which resulted in payments to the Distributor amounting to $15,593 for the six months ended September 30, 2014. Of this amount, $2,489 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $12,901 was paid as sales commissions to broker-dealers and $203 was paid as sales commissions to sales personnel of Signator Investors, Inc., a broker-dealer affiliate of the Advisor.

Class A and Class C shares may be subject to contingent deferred sales charges (CDSCs). Certain Class A shares that are acquired through purchases of $1 million or more and are redeemed within one year of purchase are subject to a 1.00% sales charge. Certain Class C shares that are redeemed within one year of purchase are subject to a 1.00% CDSC. CDSCs are applied to the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSCs are used to compensate the Distributor for providing distribution-related services in connection with the sale of these shares. During the six months ended September 30, 2014, there were no CDSCs received by the Distributor for Class A and Class C shares.

27

Transfer agent fees. The fund has a transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Advisor. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. The Signature Services Cost includes a component of allocated John Hancock corporate overhead for providing transfer agent services to the fund and to all other John Hancock affiliated funds. It also includes out-of-pocket expenses, including payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to five categories of share classes: Retail Share and Institutional Classes of Non-Municipal Bond Funds, Class R6 Shares, Retirement Share Classes and Municipal Bond Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.

Class Level Expenses. Class level expenses for the six months ended September 30, 2014 were:

Share class	Distribution and service fees	Transfer agent fees	State registration fees	Printing and postage
Class A	$16,072	$6,863	$9,322	$1,318
Class C	92	12	1,375	3
Class I	—	1,263	8,441	397
Total	$16,164	$8,138	$19,138	$1,718

Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to each fund based on its net assets relative to other funds within the John Hancock group of funds complex.

Note 5 — Fund share transactions

Transactions in fund shares for the six months ended September 30, 2014 and for the year ended March 31, 2014 were as follows:

		Six months ended 9-30-14		Year ended 3-31-14
	Shares	Amount	Shares	Amount
Class A shares
Sold	104,928	$1,649,017	294,034	$4,371,215
Distributions reinvested	—	—	12,334	184,513
Repurchased	(59,597)	(933,873)	(52,908)	(762,600)
Net increase	45,331	$715,144	253,460	$3,793,128
Class C shares[1]
Sold	8,632	$142,000	—	—
Net increase	8,632	$142,000	—	—
Class I shares
Sold	6,759	$107,000	69,453	$1,090,446
Distributions reinvested	—	—	2,331	35,016
Repurchased	(1,733)	(27,452)	(3,167)	(45,530)
Net increase	5,026	$79,548	68,617	$1,079,932
Class NAV shares
Sold	43,537,763	$688,770,798	18,773,217	$272,807,361
Distributions reinvested	—	—	3,625,058	54,412,127
Repurchased	(6,191,020)	(101,311,408)	(9,225,312)	(135,296,834)
Net increase	37,346,743	$587,459,390	13,172,963	$191,922,654
Total net increase	37,405,732	$588,396,082	13,495,040	$196,795,714

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1 The inception date for Class C shares is 8-28-14.

Affiliates of the fund owned 27%, 70%, 7% and 100% of shares of beneficial interest of Class A, Class C, Class I and Class NAV shares, respectively, on September 30, 2014.

Note 6 — Purchase and sale of securities

Purchases and sales of securities, other than short-term securities, amounted to $1,591,712,535 and $1,026,818,438 respectively, for the six months ended September 30, 2014.

Note 7 — Investment by affiliated funds

Certain investors in the fund are affiliated funds that are managed by the Advisor and its affiliates. The affiliated funds do not invest in the fund for the purpose of exercising management or control; however, this investment may represent a significant portion of the fund's net assets. At September 30, 2014, funds within the John Hancock group of funds complex held 99.4% of the fund's net assets. The following funds had an affiliate ownership of 5% or more of the fund's net assets:

Fund	Affiliated Concentration
Lifestyle Growth Fund	28.3%
Lifestyle Balanced Fund	20.8%
Lifestyle Growth MVP	16.8%
Lifestyle Aggressive Fund	10.7%
Lifestyle Balanced MVP	8.4%

29

Continuation of investment advisory and subadvisory agreements

Evaluation of Advisory and Subadvisory Agreements by the Board of Trustees

This section describes the evaluation by the Board of Trustees (the Board) of John Hancock Funds III (the Trust) of the Advisory Agreement (the Advisory Agreement) with John Hancock Advisers, LLC (the Advisor) and the Subadvisory Agreement (the Subadvisory Agreement) with John Hancock Asset Management a division of Manulife Asset Management (US) LLC (the Subadvisor), for John Hancock Strategic Growth Fund (the fund). The Advisory Agreement and Subadvisory Agreement are collectively referred to as the Agreements. Prior to the June 23-25, 2014 meeting at which the Agreements were approved, the Board also discussed and considered information regarding the proposed continuation of the Agreements at an in-person meeting held on May 27-29, 2014.

Approval of Advisory and Subadvisory Agreements

At in-person meetings held on June 23-25, 2014, the Board, including the Trustees who are not considered to be interested persons of the Trust under the Investment Company Act of 1940, as amended (the 1940 Act) (the Independent Trustees), reapproved for an annual period the continuation of the Advisory Agreement between the Trust and the Advisor and the Subadvisory Agreement between the Advisor and the Subadvisor with respect to the fund.

In considering the Advisory Agreement and the Subadvisory Agreement, the Board received in advance of the meetings a variety of materials relating to the fund, the Advisor and the Subadvisor, including comparative performance, fee and expense information for a peer group of similar funds prepared by an independent third-party provider of fund data, performance information for an applicable benchmark index; and, with respect to the Subadvisor, comparative performance information for comparably managed accounts, as applicable, and other information provided by the Advisor and the Subadvisor regarding the nature, extent and quality of services provided by the Advisor and the Subadvisor under their respective Agreements, as well as information regarding the Advisor's revenues and costs of providing services to the fund and any compensation paid to affiliates of the Advisor. At the meetings at which the renewal of the Advisory Agreement and Subadvisory Agreement are considered, particular focus is given to information concerning fund performance, comparability of fees and total expenses, and profitability. However, the Board notes that the evaluation process with respect to the Advisor and the Subadvisor is an ongoing one. In this regard, the Board also took into account discussions with management and information provided to the Board at prior meetings with respect to the services provided by the Advisor and the Subadvisor to the fund, including quarterly performance reports prepared by management containing reviews of investment results and prior presentations from the Subadvisor with respect to the fund. The Board noted the affiliation of the Subadvisor with the Advisor, noting any potential conflicts of interest. The Board also considered the nature, quality, and extent of non-advisory services, if any, to be provided to the fund by the Advisor's affiliates, including distribution services.

Throughout the process, the Board asked questions of and requested additional information from management. The Board is assisted by counsel for the Trust and the Independent Trustees are also separately assisted by independent legal counsel throughout the process. The Independent Trustees also received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements and discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

Approval of Advisory Agreement

In approving the Advisory Agreement with respect to the fund, the Board, including the Independent Trustees, considered a variety of factors, including those discussed below. The Board also considered other factors (including conditions and trends prevailing generally in the economy, the securities markets, and the industry) and does not treat any single factor as determinative, and each Trustee may attribute different weights to different factors. The Board's conclusions may be based in part on its consideration of the advisory and subadvisory arrangements in prior years and on the Board's ongoing regular review of fund performance and operations throughout the year.

30

Nature, extent, and quality of services. Among the information received by the Board from the Advisor relating to the nature, extent, and quality of services provided to the fund, the Board reviewed information provided by the Advisor relating to its operations and personnel, descriptions of its organizational and management structure, and information regarding the Advisor's compliance and regulatory history, including its Form ADV. The Board also noted that on a regular basis it receives and reviews information from the Trust's Chief Compliance Officer (CCO) regarding the fund's compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board also considered the Advisor's risk management processes. The Board considered that the Advisor is responsible for the management of the day-to-day operations of the fund, including, but not limited to, general supervision of and coordination of the services provided by the Subadvisor, and is also responsible for monitoring and reviewing the activities of the Subadvisor and third-party service providers.

In considering the nature, extent, and quality of the services provided by the Advisor, the Trustees also took into account their knowledge of the Advisor's management and the quality of the performance of the Advisor's duties, through Board meetings, discussions and reports during the preceding year and through each Trustee's experience as a Trustee of the Trust and of the other trusts in the complex.

In the course of their deliberations regarding the Advisory Agreement, the Board considered, among other things:

(a)	the skills and competency with which the Advisor has in the past managed the Trust's affairs and its subadvisory relationship, the Advisor's oversight and monitoring of the Subadvisor's investment performance and compliance programs, such as the Subadvisor's compliance with fund policies and objectives, review of brokerage matters, including with respect to trade allocation and best execution and the Advisor's timeliness in responding to performance issues;
(b)	the background, qualifications and skills of the Advisor's personnel;
(c)	the Advisor's compliance policies and procedures and its responsiveness to regulatory changes and mutual fund industry developments;
(d)	the Advisor's administrative capabilities, including its ability to supervise the other service providers for the fund;
(e)	the financial condition of the Advisor and whether it has the financial wherewithal to provide a high level and quality of services to the fund; and
(f)	the Advisor's reputation and experience in serving as an investment advisor to the Trust and the benefit to shareholders of investing in funds that are part of a family of funds offering a variety of investments.

The Board concluded that the Advisor may reasonably be expected to continue to provide a high quality of services under the Advisory Agreement with respect to the fund.

Investment performance. In considering the fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the fund's performance results. In connection with the consideration of the Advisory Agreement, the Board:

(a)	reviewed information prepared by management regarding the fund's performance;
(b)	considered the comparative performance of an applicable benchmark index;
(c)	considered the performance of comparable funds, if any, as included in the report prepared by an independent third-party provider of fund data; and
(d)	took into account the Advisor's analysis of the fund's performance and its plans and recommendations regarding the Trust's subadvisory arrangements generally.

The Board noted that the fund outperformed its benchmark index and its peer group average for the one-year period ended December 31, 2013. The Board noted the fund's favorable performance relative to the benchmark index and the peer group.

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The Board concluded that the fund's performance has outperformed the historical performance of comparable funds and the fund's benchmark.

Fees and expenses. The Board reviewed comparative information prepared by an independent third-party provider of mutual fund data, including, among other data, the fund's contractual and net management fees (and subadvisory fees, to the extent available) and total expenses as compared to similarly situated investment companies deemed to be comparable to the fund. The Board considered the fund's ranking within a smaller group of peer funds chosen by the independent third-party provider, as well as the fund's ranking within a broader group of funds. In comparing the fund's contractual and net management fees to those of comparable funds, the Board noted that such fees include both advisory and administrative costs. The Board noted that net management fees and total expenses for the fund are lower than the peer group median. The Board noted that the fund is subject to an expense cap until June 2015, which reduces certain expenses of the fund.

The Board also took into account management's discussion with respect to the advisory/subadvisory fee structure, including the amount of the advisory fee retained by the Advisor after payment of the subadvisory fee. The Board also noted that the Advisor pays the subadvisory fee. In addition, the Board took into account that management had agreed, effective July 1, 2014, to implement an overall fee waiver across the complex, including the fund, which is discussed further below. The Board also noted actions taken over the past several years to reduce the fund's operating expenses. The Board also noted that, in addition, the Advisor is currently waiving fees and/or reimbursing expenses with respect to the fund and that the fund has breakpoints in its contractual management fee schedule that reduce management fees as assets increase. The Board reviewed information provided by the Advisor concerning the investment advisory fee charged by the Advisor or one of its advisory affiliates to other clients (including other funds in the complex) having similar investment mandates, if any. The Board considered any differences between the Advisor's and Subadvisor's services to the fund and the services they provide to other comparable clients or funds. The Board concluded that the advisory fee paid with respect to the fund is reasonable.

Profitability/indirect benefits. In considering the costs of the services to be provided and the profits to be realized by the Advisor and its affiliates (including the Subadvisor) from the Advisor's relationship with the Trust, the Board:

(a)	reviewed financial information of the Advisor;
(b)	reviewed and considered information presented by the Advisor regarding the net profitability to the Advisor and its affiliates with respect to the fund;
(c)	received and reviewed profitability information with respect to the John Hancock fund complex as a whole;
(d)	received information with respect to the Advisor's allocation methodologies used in preparing the profitability data;
(e)	considered that the John Hancock insurance companies that are affiliates of the Advisor, as shareholders of the Trust directly or through their separate accounts, receive certain tax credits or deductions relating to foreign taxes paid and dividends received by certain funds of the Trust and noted that these tax benefits, which are not available to participants in qualified retirement plans under applicable income tax law, are reflected in the profitability analysis reviewed by the Board;
(f)	considered that the Advisor also provides administrative services to the fund on a cost basis pursuant to an administrative services agreement;
(g)	noted that affiliates of the Advisor provide transfer agency services and distribution services to the fund, and that the fund's distributor also receives Rule 12b-1 payments to support distribution of the fund;
(h)	noted that the fund's Subadvisor is an affiliate of the Advisor;
(i)	noted that the Advisor also derives reputational and other indirect benefits from providing advisory services to the fund;
(j)	noted that the subadvisory fee for the fund is paid by the Advisor; and

32

(k)	considered that the Advisor should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the fund and the entrepreneurial risk that it assumes as Advisor.

Based upon its review, the Board concluded that the level of profitability, if any, of the Advisor and its affiliates (including the Subadvisor) from their relationship with the fund was reasonable and not excessive.

Economies of scale. In considering the extent to which economies of scale would be realized as the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders, the Board:

(a)	considered that the Advisor has agreed, effective July 1, 2014, to waive a portion of its management fee for the fund and each of the other John Hancock funds in the complex (except for those discussed below) (the Participating Portfolios) or otherwise reimburse the expenses of the Participating Portfolios as follows (the Reimbursement):
The Reimbursement shall equal, on an annualized basis, 0.01% of that portion of the aggregate net assets of all the Participating Portfolios that exceed $75 billion but is less than or equal to $125 billion, 0.0125% of that portion of the aggregate net assets of all the Participating Portfolios that exceed $125 billion but is less than or equal to $150 billion and 0.015% of that portion of the aggregate net assets of all the Participating Portfolios that exceeds $150 billion. (The funds that are not Participating Portfolios are the funds of funds in the complex, which benefit from such overall management fee waiver through their investment in underlying portfolios that include Participating Portfolios, which are subject to the Reimbursement.)
(b)	reviewed the fund's advisory fee structure and concluded that: (i) the fund's fee structure contains breakpoints at the subadvisory fee level and that such breakpoints are reflected as breakpoints in the advisory fees for the fund; and (ii) although economies of scale cannot be measured with precision, these arrangements permit shareholders of the fund to benefit from economies of scale if the fund grows. The Board also took into account management's discussion of the fund's advisory fee structure; and
(c)	the Board also considered the effect of the fund's growth in size on its performance and fees. The Board also noted that if the fund's assets increase over time, the fund may realize other economies of scale.

Approval of Subadvisory Agreement

In making its determination with respect to approval of the Subadvisory Agreement, the Board reviewed:

(1)	information relating to the Subadvisor's business, including current subadvisory services to the Trust (and other funds in the John Hancock family of funds);
(2)	the historical and current performance of the fund and comparative performance information relating to an applicable benchmark index and comparable funds; and
(3)	the subadvisory fee for the fund, including any breakpoints, and to the extent available, comparable fee information prepared by an independent third party provider of fund data.

Nature, extent, and quality of services. With respect to the services provided by the Subadvisor, the Board received information provided to the Board by the Subadvisor, including the Subadvisor's Form ADV, as well as took into account information presented throughout the past year. The Board considered the Subadvisor's current level of staffing and its overall resources, as well as received information relating to the Subadvisor's compensation program. The Board reviewed the Subadvisor's history and investment experience, as well as information regarding the qualifications, background, and responsibilities of the Subadvisor's investment and compliance personnel who provide services to the fund. The Board also considered, among other things, the Subadvisor's compliance program and any disciplinary history. The Board also considered the Subadvisor's risk assessment and monitoring process. The Board reviewed the Subadvisor's regulatory

33

history, including whether it was involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board noted that the Advisor conducts regular, periodic reviews of the Subadvisor and its operations, including regarding investment processes and organizational and staffing matters. The Board also noted that the Trust's CCO and his staff conduct regular, periodic compliance reviews with the Subadvisor and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Subadvisor and procedures reasonably designed to assure compliance with the federal securities laws. The Board also took into account the financial condition of the Subadvisor.

The Board considered the Subadvisor's investment process and philosophy. The Board took into account that the Subadvisor's responsibilities include the development and maintenance of an investment program for the fund that is consistent with the fund's investment objective, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also received information with respect to the Subadvisor's brokerage policies and practices, including with respect to best execution and soft dollars.

Subadvisor compensation. In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the fund, the Board noted that the fees under the Subadvisory Agreement are paid by the Advisor and not the fund. The Board also considered any potential conflicts of interest the Advisor might have in connection with the Subadvisory Agreement.

In addition, the Board considered other potential indirect benefits that the Subadvisor and its affiliates may receive from the Subadvisor's relationship with the fund, such as the opportunity to provide advisory services to additional funds in the John Hancock fund complex and reputational benefits.

Subadvisory fees. The Board considered that the fund pays an advisory fee to the Advisor and that, in turn, the Advisor pays a subadvisory fee to the Subadvisor. As noted above, the Board also considered the fund's subadvisory fee as compared to similarly situated investment companies deemed to be comparable to the fund as included in the report prepared by the independent third party provider of fund data, to the extent available. The Board noted that the limited size of the Lipper peer group was not sufficient for comparative purposes. The Board also took into account the subadvisory fees paid by the Advisor to the Subadvisor with respect to the fund to fees charged by the Subadvisor to manage other subadvised portfolios and portfolios not subject to regulation under the 1940 Act, as applicable.

Subadvisor performance. As noted above, the Board considered the fund's performance as compared to the fund's peer group and the benchmark index and noted that the Board reviews information about the fund's performance results at its regularly scheduled meetings. The Board noted the Advisor's expertise and resources in monitoring the performance, investment style and risk-adjusted performance of the Subadvisor. The Board was mindful of the Advisor's focus on the Subadvisor's performance. The Board also noted the Subadvisor's long-term performance record for similar accounts, as applicable.

The Board's decision to approve the Subadvisory Agreement was based on a number of determinations, including the following:

(1)	the Subadvisor has extensive experience and demonstrated skills as a manager;
(2)	the fund has outperformed the historical performance of comparable funds and the fund's benchmark;
(3)	the subadvisory fee is reasonable in relation to the level and quality of services being provided; and
(4)	subadvisory fee breakpoints are reflected as breakpoints in the advisory fees for the fund in order to permit shareholders to benefit from economies of scale if the fund grows.
* * *

Based on the Board's evaluation of all factors that the Board deemed to be material, including those factors described above, the Board, including the Independent Trustees, concluded that renewal of the Advisory Agreement and the Subadvisory

34

Agreement would be in the best interest of the fund and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Advisory Agreement and Subadvisory Agreement for an additional one-year period.

35

More information

Trustees

James M. Oates, Chairperson
Steven R. Pruchansky, Vice Chairperson
Charles L. Bardelis*
Craig Bromley†
Peter S. Burgess*
William H. Cunningham
Grace K. Fey
Theron S. Hoffman*
Deborah C. Jackson
Hassell H. McClellan
Gregory A. Russo
Warren A. Thomson†

Officers

Andrew G. Arnott
President

John J. Danello
Senior Vice President, Secretary,
and Chief Legal Officer

Francis V. Knox, Jr.
Chief Compliance Officer

Charles A. Rizzo
Chief Financial Officer

Salvatore Schiavone
Treasurer

Investment advisor

John Hancock Advisers, LLC

Subadvisor

John Hancock Asset Management a division of Manulife Asset Management (US) LLC

Principal distributor

John Hancock Funds, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

John Hancock Signature Services, Inc.

Legal counsel

K&L Gates LLP

*Member of the Audit Committee
†Non-Independent Trustee

The fund's proxy voting policies and procedures, as well as the fund's proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.

The fund's complete list of portfolio holdings, for the first and third fiscal quarters, is filed with the SEC on Form N-Q. The fund's Form N-Q is available on our website and the SEC's website, sec.gov, and can be reviewed and copied (for a fee) at the SEC's Public Reference Room in Washington, DC. Call 800-SEC-0330 to receive information on the operation of the SEC's Public Reference Room.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-225-5291.

You can also contact us:
800-225-5291 jhinvestments.com	Regular mail: John Hancock Signature Services, Inc. P.O. Box 55913 Boston, MA 02205-5913	Express mail: John Hancock Signature Services, Inc. 30 Dan Road Canton, MA 02021

36

Family of funds

DOMESTIC EQUITY FUNDS

Balanced

Classic Value

Disciplined Value

Disciplined Value Mid Cap

Fundamental All Cap Core

Fundamental Large Cap Core

Fundamental Large Cap Value

Large Cap Equity

Select Growth

Small Cap Equity

Small Cap Value

Small Company

Strategic Growth

U.S. Equity

U.S. Global Leaders Growth

Value Equity

GLOBAL/INTERNATIONAL EQUITY FUNDS

Disciplined Value International

Emerging Markets

Global Equity

Global Opportunities

Global Shareholder Yield

Greater China Opportunities

International Core

International Growth

International Growth Equity

International Small Company

International Value Equity

INCOME FUNDS

Bond

California Tax-Free Income

Core High Yield

Emerging Markets Debt

Floating Rate Income

Focused High Yield

Global Income

Government Income

High Yield Municipal Bond

Income

Income Allocation

INCOME FUNDS (continued)

Investment Grade Bond

Massachusetts Tax-Free Income

Money Market

New York Tax-Free Income

Short Duration Credit Opportunities

Strategic Income Opportunities

Tax-Free Bond

ALTERNATIVE/SPECIALTY FUNDS

Absolute Return Currency

Alternative Asset Allocation

Enduring Equity

Financial Industries

Global Absolute Return Strategies

Global Conservative Absolute Return

Natural Resources

Redwood

Regional Bank

Seaport

Technical Opportunities

ASSET ALLOCATION PORTFOLIOS

Lifestyle Aggressive

Lifestyle Balanced

Lifestyle Conservative

Lifestyle Growth

Lifestyle Moderate

Retirement Choices (2010-2055)

Retirement Living (2010-2055)

Retirement Living II (2010-2055)

CLOSED-END FUNDS

Financial Opportunities

Hedged Equity & Income

Income Securities Trust

Investors Trust

Preferred Income

Preferred Income II

Preferred Income III

Premium Dividend

Tax-Advantaged Dividend Income

Tax-Advantaged Global Shareholder Yield Fund

The fund's investment objective, risks, charges, and expenses are included in the prospectuses and should be considered carefully before investing. For a prospectus, call your financial professional, call John Hancock Investments at 800-225-5291, or visit the fund's website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

37

John Hancock Investments

A trusted brand

John Hancock has helped individuals and institutions build and protect wealth since 1862. Today, we are one of America's strongest and most-recognized brands.

A better way to invest

As a manager of managers, we search the world to find proven portfolio teams with specialized expertise for every fund we offer, then apply vigorous investment oversight to ensure they continue to meet our uncompromising standards.

Results for investors

Our unique approach to asset management has led to a diverse set of investments deeply rooted in investor needs, along with strong risk-adjusted returns across asset classes.

John Hancock Funds, LLC ■ Member FINRA, SIPC 601 Congress Street ■ Boston, MA 02210-2805 800-225-5291 ■ jhinvestments.com
This report is for the information of the shareholders of John Hancock Strategic Growth Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
MF202369	393SA 09/14 11/14

ITEM 2.  CODE OF ETHICS.

Not applicable at this time.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable at this time.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable at this time.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable at this time.

ITEM 6.  SCHEDULE OF INVESTMENTS.

Not applicable.

ITEM 7.  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

(a) The registrant has adopted procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees. A copy of the procedures is filed as an exhibit to this Form N-CSR. See attached “John Hancock Funds – Nominating and Governance Committee Charter”.

ITEM 11.  CONTROLS AND PROCEDURES.

(a)      EVALUATION OF DISCLOSURE CONTROLS AND PROCEDURES. The registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in this Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission. Such disclosure and procedures include controls and procedures designed to ensure that such information is accumulated and communicated to the registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure.

Within 90 days prior to the filing date of this Form N-CSR, the registrant had carried out an evaluation, under the supervision and with the participation of the registrant’s management, including the registrant’s principal executive officer and the registrant’s principal financial officer, of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures relating to information required to be disclosed on Form N-CSR. Based on such evaluation, the registrant’s principal executive officer and principal financial officer concluded that the registrant’s disclosure controls and procedures are operating effectively to ensure that:

(i) information required to be disclosed in this Form N-CSR is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission, and

(ii) information is accumulated and communicated to the registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure.

(b) CHANGE IN REGISTRANT’S INTERNAL CONTROL: Not applicable.

ITEM 12.  EXHIBITS.

(a)(1)(i) CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER.

(a)(1)(ii) CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER.

(b) CERTIFICATION PURSUANT TO Rule 30a-2(b) OF THE INVESTMENT COMPANY ACT OF 1940.

(c)(1) Submission of Matters to a Vote of Security Holders is attached. See attached “John Hancock Funds – Nominating and Governance Committee Charter”.

(c)(2) Contact person at the registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

John Hancock Funds III

By:	/s/ Andrew Arnott
Andrew Arnott
President

Date:	November 12, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Andrew Arnott
Andrew Arnott
President

Date:	November 12, 2014

By:	/s/ Charles A. Rizzo
Charles A. Rizzo
Chief Financial Officer

Date:	November 12, 2014